PRESIDENT'S LETTER



Dear Valued Shareholder,

Thank you for investing in Aetna variable funds. We are pleased to bring you this semi-annual report on the portfolios you have chosen to help you along the road to your investment goals.

In recapping the markets of the past six months, it is easy to see that "get rich quick" has not been the name of the game, especially when compared to recent past periods. A more cautious attitude has been visible among investors, as evidenced in the relative performance, for example, of value over growth investment styles. Also in contrast to recent years, small- and mid-cap stock returns have kept pace with or outdistanced those of large-caps. Broad market performance was flat: the S&P 500 and the NYSE Composite each lost roughly 1%. Bonds (as measured by the Lehman Brothers Aggregate Bond Index) and money market instruments along with bank certificates of deposit, outperformed broad market equity returns. Commodities in general, and oil in particular, also saw returns in excess of stocks. So far, it has been a year to give comfort to financial theorists who counsel that investments should be diversified across several asset classes in order to both enhance returns and reduce risk.

At the halfway point in 2000, these market returns tell us that something has changed, but they do not tell us exactly what. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, and it is no longer possible to be complacent on the issue of inflation. Further, a realization is dawning that the Federal Reserve (Fed) means business in its objective to slow the economy. So far this year the Fed has raised rates by a full 1%, and recent data suggests that these rate hikes have begun to take affect. But labor markets remain tight and wage pressures are a concern for future corporate profitability.

In summary, the U.S. economy at mid-year remains in terrific shape. The record returns of recent years suggest that the market saw these conditions coming. The slowdown in equity returns thus far in 2000 may be foretelling a slowdown in economic performance. Our investment professionals will, as always, continue to monitor these developments closely.

We at Aetna variable funds and our advisor, Aeltus Investment Management, Inc., strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

  o AETNA TECHNOLOGY VP was introduced on May 1. This new investment vehicle seeks long-term capital appreciation by investing primarily in common stocks and securities convertible into common stock of companies in the information technology industry sector.

  o Investors like you demonstrated their continued confidence in Aetna variable funds by investing nearly $285 million of assets into TWO NEW GET FUNDS, Series H and I. These innovative total-return funds offer investors participation in the equity markets while providing the downside protection of guaranteeing the return of their initial investment. A third new GET Fund, Series J, is now open to investment from June 15 through September 13, 2000.

As we venture forth in this new millennium, you have our continued commitment to bringing you our best in products and services.

Sincerely,

/s/ J. Scott Fox
----------------
J. Scott Fox
President


                                     (over)

                                                                   July 26, 2000


Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

Sincerely,

/s/ J. Scott Fox
----------------
J. Scott Fox
President

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................................  i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review......................................................  1
Portfolios of Investments:
 Aetna Growth VP....................................................... 16
 Aetna International VP................................................ 18
 Aetna Small Company VP................................................ 20
 Aetna Value Opportunity VP............................................ 23
 Aetna Technology VP................................................... 25
Statements of Assets and Liabilities................................... 26
Statements of Operations............................................... 28
Statements of Changes in Net Assets.................................... 30
Notes to Financial Statements.......................................... 35
Additional Information................................................. 40
Financial Highlights................................................... 41
GROWTH & INCOME PORTFOLIOS:
Investment Review...................................................... 46
Portfolios of Investments:
 Aetna Balanced VP..................................................... 56
 Aetna Growth and Income VP............................................ 66
 Aetna Real Estate Securities VP....................................... 73
Statements of Assets and Liabilities................................... 74
Statements of Operations............................................... 75
Statements of Changes in Net Assets.................................... 76
Notes to Financial Statements.......................................... 79
Additional Information................................................. 85
Financial Highlights................................................... 86
INCOME PORTFOLIOS:
Investment Review...................................................... 89
Portfolios of Investments:
 Aetna Bond VP......................................................... 97
 Aetna High Yield VP...................................................101
 Aetna Money Market VP.................................................103
Statements of Assets and Liabilities...................................105
Statements of Operations...............................................106
Statements of Changes in Net Assets....................................107
Notes to Financial Statements..........................................110
Additional Information.................................................116
Financial Highlights...................................................117

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

GET FUNDS:
Investment Review......................................................120
Portfolios of Investments:
 Series C..............................................................134
 Series D..............................................................141
 Series E..............................................................148
 Series G..............................................................155
 Series H..............................................................162
 Series I..............................................................169
 Series J..............................................................176
Statements of Assets and Liabilities...................................178
Statements of Operations...............................................180
Statements of Changes in Net Assets....................................182
Notes to Financial Statements..........................................189
Additional Information.................................................193
Financial Highlights...................................................194

                                                                 Aetna Growth VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Growth VP                            12/13/96  12/31/96                              12/31/97                              12/31/98
Aetna Growth VP                        10,000    10,146    9,846    11,780   14,139    13,510   15,701    16,607   14,939    18,580
S&P 500 Index                          10,000    10,165   10,437    12,259   13,178    13,556   15,447    15,957   14,369    17,430
Russell 1000 Growth Index              10,000    10,090   10,145    12,063   12,970    13,168   15,163    15,851   14,412    18,265

Growth VP                                                         12/31/99            6/30/00
Aetna Growth VP                        19,816    21,130   20,359    25,103   27,756    27,351
S&P 500 Index                          18,298    19,588   18,363    21,096   21,579    21,005
Russell 1000 Growth Index              19,427    20,175   19,436    24,323   26,057    25,354

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/13/96      29.45%     32.79%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**The Aetna Growth VP has changed its benchmark from the Standard & Poor's (S&P) 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index emphasizes large cap growth stocks, which are more indicative of the securities in which the Portfolio invests.

                                 AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a total return of 8.96%, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Russell 1000 Growth Index(d), returned 4.23% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

For the first half of 2000, equity market performance has been negative to modestly positive: the Standard & Poor's (S&P) 500 Index(a) was down 0.42%, the NASDAQ Composite Index(e) was down 2.54% and the Russell 1000 Growth Index was up 4.23%.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios.

At the halfway point in 2000, market actions tell us that something has changed. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic

                                                      See Definition of Terms. 1
growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policies toward neutrality or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE IN THE PAST SIX MONTHS?

Healthcare was the strongest performing sector in the portfolio, due to superior stock selection in biotechnology, specifically Idec Pharmaceuticals. Idec outperformed the market as it continued to exhibit strong revenue and earnings growth. Allergan and Warner-Lambert (now Pfizer) were top performers in the pharmaceutical sector. Allergan's prescription trends exceeded expectations, which translated into very strong quarterly earnings and caused analysts to raise earnings estimates for the year. Warner-Lambert generated returns of 59% during the period reflecting healthy revenue and volume growth in addition to the markets' positive expectations for the combined Pfizer/Warner-Lambert Company.

The technology position in the Portfolio also performed well just second to healthcare. Vitesse Semiconductor Corp. and ADC Telecommunications were the sector's best performers. These companies' products are used in the communications industry and have benefited from a continued robust demand for greater functionality in telecommunications and faster information access at both the business and consumer level.

Within the producer durables sector, the Portfolio's investment in Waters Corporation (which makes analytical testing equipment) was the performance leader. Rising research and development spending in the biotech/pharmaceutical sector, particularly for genomics companies, and a new product rollout continued to move earnings expectations higher.

The materials sector negatively affected performance during the period. Holdings in Champion International and Georgia-Pacific underperformed the market. Falling lumber prices and weaker home sales due to rising interest rates impacted both of these companies. Both of these stocks were sold during the first quarter.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Fed have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic data has shown some level of weakness. Our outlook is a balance between market risks related to slower growth and market positives such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. In this less certain environment, we will continue to focus on stocks with strong and improving business fundamentals.


2  See Definition of Terms.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

-------------------------------------------------------------------------------
                                    % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
SECTOR                              INVESTMENTS    1000 GROWTH      WEIGHTING
-------------------------------------------------------------------------------
Autos and Transportation                  --           1.7%          (1.7)%
Consumer Discretionary                  5.6%          12.8%          (7.2)%
Consumer Staples                        0.9%           5.1%          (4.2)%
Financial Services                      2.4%          14.6%         (12.2)%
Healthcare                             21.9%          12.0%           9.9%
Integrated Oils                          --            3.1%          (3.1)%
Materials and Processing                 --            2.2%          (2.2)%
Other Energy                            6.7%           1.9%           4.8%
Other                                   9.2%           4.5%           4.7%
Producer Durables                       6.0%           2.7%           3.3%
Technology                             42.8%          29.0%          13.8%
Utilities                               4.5%          10.4%          (5.9)%


-------------------------------------------
                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
-------------------------------------------
General Electric Co.                5.8%
Intel Corp.                         5.4%
Cisco Systems, Inc.                 5.3%
Pfizer, Inc.                        4.2%
Microsoft Corp.                     3.4%
IDEC Pharmaceuticals Corp.          3.3%
Oracle Corp.                        3.0%
Waters Corp.                        2.9%
EMC Corp.                           2.5%
Merck & Co., Inc.                   2.4%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                      See Definition of Terms. 3

                                                          Aetna International VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

International VP                     12/22/97  12/31/97                              12/31/98                              12/31/99
Aetna International VP                 10,000    10,270   12,030    12,521   10,549    12,213   12,686    13,476   14,074    18,479
MSCI EAFE Index                        10,000    10,190   11,698    11,830   10,156    12,263   12,442    12,767   13,336    15,610

International VP                                6/30/00
Aetna International VP                 20,661    18,758
MSCI EAFE Index                        15,602    14,994

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year     Inception
---------------------------------------
   12/22/97      39.21%      28.36%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a 1.51% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Morgan Stanley International-Europe, Australia and Far East (MSCI EAFE) Index(b), returned -3.95% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The first days of the new year were undeniably turbulent as the technology sector raced ahead until early March. Investor sentiment changed quickly, focusing instead on safer value securities.

During the early days of 2000, equities in Japan slumped because of poor economic news in the fourth quarter of 1999, and continued to remain weak as investors sold to realize some profits ahead of fiscal year end on March 31. The economy has bottomed, taxes have been slashed, and new fiscal programs have permeated the economy.

In Europe, semiconductor and cellular phone equipment maker stocks declined as investors began to worry about a slowdown in cellular phone activity and the cost of third generation licenses. (We do not foresee such a slowdown during the next year and maintain our overweight positions.) After mania-led action for third generation licenses in the United Kingdom, calmer auctions are forecasted in the Netherlands and Germany. Fewer firms are combining for bids in these countries. Third generation communication, or mobile Internet, is forecasted to grow quickly beginning in 2001.

4  See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The Portfolio performed well in the first quarter. Our over-weighting in the Nordic region (at Japan's expense) proved beneficial. Nokia (Finland) and Ericsson (Sweden) led performance in a continued red-hot technology sector. Our most significant holdings continued to be large, liquid names such as Philips and NTT in Japan in addition to Nokia and Ericsson. These larger stocks tend to participate in market rallies but suffer less dramatic declines in down markets. The Portfolio does contain smaller technology names, but at much lower weights to diversify risk. Our overall mandate to invest in stocks with positive business fundamentals ignores daily and weekly market fluctuations which often impact smaller names.

Our over-weighting of the manufacturing sector helped performance; European leaders included Philips, Siemens, and Vestas Wind Systems (a leading provider of wind energy). The Portfolio held an underweight position in banking and energy sectors due to higher interest rate forecasts and lower growth prospects. Currency hedging did not produce any meaningful impact on performance. Japan's presence in the Portfolio fell to 17% in February but was increased to 24% by the end of March based on positive economic news in 2000 and continued corporate restructuring.

The scene changed during the second quarter. The Portfolio's under-performance was primarily due to our overweight position in technology. In Japan, Softbank and Crayfish, both of which were held by the Portfolio, declined dramatically as investors flew to safer, value names. In Europe, we halved our position in Vivendi due to its takeover of Seagram, believing that short term pessimism of acquisition costs outweigh longer-term benefits of increased media revenues.

Country allocation did not impact performance, nor did our minimal currency hedging. The rebound in the Euro helped our overweight position in European equities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The outlook for international investing continues to be bright, boosted by positive corporate restructuring and favorable economic trends. In Europe, merger and acquisition volume increased 75% from 1998, setting a new record for the fifth consecutive year. In Japan, restructuring topped 700 deals, surpassing just over 300 in 1998. Still, the increase in Japan represents only a small portion of Gross Domestic Product (2%) when compared to the U.S. (21%). Pressure to appease shareholders is becoming greater in both Europe and Japan. In Europe for example, 39 hostile bids were recorded in 1999, compared to 7 in 1998.

In Japan, the economy has bottomed, taxes have been slashed, and new fiscal programs have permeated the economy. During the next two years, over $480 billion in government bonds earning 6% will mature. These investors will face a choice between investing in government bonds (currently paying 1% interest) or investing in a rebounding stock market. Central bank liquidity is extremely supportive of Japanese equities. General economic figures also support Japan: a spurt in machinery orders and a pickup in personal consumption in both department store sales and personal computers have been seen. Still, Japanese equities have a long way to go to make up for their dismal performance over the past decade.

In Europe, economic growth and low inflation paint a healthy picture for equity investing. Several countries in Europe possess positive earnings growth, a key indicator for our country asset allocation. Stocks markets in Asia and Latin America both have positive earnings growth. In Mexico, economic growth may top 6%. Industrial production in Brazil should remain on its positive trend. Overall, Latin America's economic growth may top 4% and inflation could fall to 7% for the year 2000. Asian growth (excluding Japan) should increase moderately to 3%.

In short, bull markets do not end with old-age or even higher price-to-earnings ratios. They end with deflation such as what was experienced in the 1930s or the inflation of the 1970s. Global inflation only in the 4% to 6% range would be negative for equities. With softer oil prices, increasing global competition, ongoing company restructuring, and the youth of the virtual economy, current inflation worries may have peaked.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.

                                                      See Definition of Terms. 5

--------------------------------------------------------------------------------
                                % OF EQUITY     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE     WEIGHTING
--------------------------------------------------------------------------------
Japan                              21.2%        26.9%         (5.7)%
United Kingdom                     11.0%        19.5%         (8.5)%
France                             14.4%        11.4%          3.0%
Germany                             4.0%         8.6%         (4.6)%
Switzerland                         5.3%         5.8%         (0.5)%
Netherlands                        10.8%         5.4%          5.4%
Sweden                              7.1%         3.3%          3.8%
Finland                             6.6%         3.1%          3.5%
Spain                               2.1%         2.7%         (0.6)%
Denmark                             4.1%         0.8%          3.3%
Other                              13.4%        12.5%          0.9%

-----------------------------------------------------------
                                                 % OF NET
TOP TEN EQUITY HOLDINGS                           ASSETS
-----------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.      3.9%
Nokia Oyj, ADR                                    2.9%
Alcatel                                           2.8%
China Telecom Ltd., ADR                           2.7%
TOSHIBA Corporation                               2.6%
Vodafone AirTouch Plc                             2.5%
Vestas Wind Systems A/S                           2.3%
Taisho Pharmaceutical Co., Ltd.                   2.3%
Telefonaktiebolaget LM Ericsson AB                2.1%
Telefonica SA                                     2.0%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

6  See Definition of Terms.

                                                          Aetna Small Company VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Small Company VP                     12/27/96  12/31/96                              12/31/97                              12/31/98
Aetna Small Company VP                 10,000    10,113    9,968    11,773   13,982    13,614   15,505    14,570   11,746    13,750
Russell 2000 Index                     10,000    10,195    9,668    11,235   12,907    12,475   13,728    13,089   10,451    12,156

Small Company VP                                                  12/31/99            6/30/00
Aetna Small Company VP                 13,105    15,030   14,458    18,008   23,066    21,297
Russell 2000 Index                     11,497    13,285   12,428    14,720   15,762    15,166

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/27/96      41.70%     24.04%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 18.26% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Russell 2000 Index(c), returned 3.04% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Small caps have trumped large-company stocks so far in 2000: the Standard & Poor's (S&P) 500 Index(a) was down 0.42%, the NASDAQ Composite Index(e) was down 2.54% and the Russell 2000 Index was up 3.04%.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios.

At the halfway point in 2000, market actions tell us that something has changed. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policies toward neutrality or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

                                                      See Definition of Terms. 7

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The two primary sectors which contributed to the Portfolio's strong relative performance were healthcare (principally biotechnology) and technology. Within biotechnology, stocks making the strongest contributions to performance were Cell Genesys, Cubist Pharmaceuticals, Nanogen and Titan Pharmaceuticals. Within the technology sector, the Portfolio benefited from strong stock selection as our exposure to technology stocks was slightly below market weight. Stocks with the most notable performance were Entrust Technologies, Hauppauge Digital, Brooktrout and Interleaf.

Other sectors which contributed to the strong relative performance were manufacturing and energy. In addition, three of the Portfolio's holdings, Reliastar, Veterinary Centers of America and Petco Animal Supplies, received attractive offers to merge with other companies, thus driving up their price.

Sectors that hindered performance were consumer discretionary and finance, as rising interest rates negatively impacted these groups.

During this six-month period, we increased our weight in basic materials, finance and energy. We reduced our exposure to the biotechnology and technology sectors in order to fund the majority of these allocation changes. Entering the third quarter, we are overweight in energy and healthcare.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, we are cautiously optimistic regarding the prospects for small cap stocks. We believe that they offer competitive valuations and superior growth prospects relative to large cap stocks. We continue to believe that our strategy of focusing on stocks exhibiting strong business momentum while selling at reasonable prices will outperform the market over long time periods.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY       % OF        OVER/(UNDER)
SECTOR                              INVESTMENTS   RUSSELL 2000      WEIGHTING
--------------------------------------------------------------------------------
Autos and Transportation                1.4%           2.8%           (1.4)%
Consumer Discretionary                 13.4%          15.3%           (1.9)%
Consumer Staples                        2.9%           2.2%            0.7%
Financial Services                      9.5%          15.5%           (6.0)%
Healthcare                             22.1%          13.3%            8.8%
Materials and Processing                6.3%           6.5%           (0.2)%
Other Energy                            8.3%           4.0%            4.3%
Other                                    --            0.7%           (0.7)%
Producer Durables                      12.0%           9.4%            2.6%
Technology                             22.2%          25.8%           (3.6)%
Utilities                               1.9%           4.5%           (2.6)%

8  See Definition of Terms.

------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
------------------------------------------
Novoste Corp.                      1.9%
Nanogen, Inc.                      1.6%
Veeco Instruments, Inc.            1.5%
Cell Genesys, Inc.                 1.5%
SIPEX Corp.                        1.5%
Triton Energy Ltd.                 1.4%
Delta & Pine Land Co.              1.4%
Oak Technology, Inc.               1.3%
Vintage Petroleum, Inc.            1.3%
ANADIGICS, Inc.                    1.2%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                      See Definition of Terms. 9

                                                      Aetna Value Opportunity VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Value Opportunity VP                 12/13/96  12/31/96                              12/31/97                              12/31/98
Aetna Value Opportunity VP             10,000    10,215   10,513    12,281   14,314    14,236   15,957    15,984   13,324    17,423
S&P 500 Index                          10,000    10,165   10,437    12,259   13,178    13,556   15,447    15,957   14,369    17,430

Value Opportunity VP                                              12/31/99           6/30/00
Aetna Value Opportunity VP             17,591    19,250   17,993    20,834   21,647   21,822
S&P 500 Index                          18,298    19,588   18,363    21,096   21,579   21,005

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/13/96      13.35%     24.62%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 4.74% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned -0.42% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

For the first half of 2000, equity market performance has been negative to modestly positive: the S&P 500 Index was down 0.42%, the NASDAQ Composite Index(e) was down 2.54% and the Russell 1000 Growth Index(d) was up 4.23%.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios.

At the halfway point in 2000, market actions tell us that something has changed. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policies toward neutrality or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

10 See Definition of Terms.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Strong stock selection in the manufacturing, utilities, and finance sectors was the primary driver of the Portfolio's relative performance. Within the manufacturing sector, we swapped our position in General Motors (GM) for the company's Class H shares which track the performance of it's Hughes Electronics division. In our opinion, arbitrage pressure related to the company's tender offer for GM shares created a situation in which the GM shares became overvalued while the Class H shares became undervalued. Following the tender, GM shares dropped sharply, while Class H shares significantly outperformed the market. Because we swapped our shares ahead of the tender offer, the Portfolio's performance was helped significantly by the trade. Shares of Boeing Company and SPX Corp also performed well during the quarter, contributing to performance. Meanwhile, we avoided several high-profile disappointments such as Honeywell International (which declined nearly 35% for the quarter).

Although the utility sector as a whole underperformed the benchmark, our holdings in this sector performed exceptionally well. Our positions in AES Corp, Constellation Energy, Dynegy, Duke Energy and Reliant Energy each outperformed not only the utility sector, but also the broader market. At the same time, we were significantly underweight in telecommunications service providers, including AT&T (whose shares fell over 42% during the period). Our performance in the finance sector was driven primarily by MetLife, which rose 45% from its April initial public offering price.

The consumer discretionary sector was our weakest performing sector, both in absolute terms and relative to the benchmark. Our overweight position in Federated Department stores was a drag on performance, as the stock declined 19% during the period.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as we head into the second half of 2000. Although the near-term outlook for earnings growth remains favorable, recent data indicates that the economy is beginning to slow. On the positive side, slower economic growth could put an end to the Fed's recent string of interest rate increases and provide a boost to equity valuations. However, slower growth could also cause earnings disappointments for those companies dependent on a strong economy to meet current earnings forecasts. In this environment, we continue to focus on stocks with attractive valuations and non-cyclical companies that are displaying strong and improving business fundamentals. Currently, we are finding good value in the energy, healthcare, and consumer staples sectors.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                          --         2.0%         (2.0)%
Capital Goods                          17.9%        7.8%         10.1%
Communication Services                  4.1%        6.9%         (2.8)%
Consumer Cyclicals                      1.9%        7.4%         (5.5)%
Consumer Staples                       10.2%       10.0%          0.2%
Energy                                  5.0%        5.4%         (0.4)%
Financials                             13.8%       12.9%          0.9%
Health Care                            14.9%       11.5%          3.4%
Technology                             26.1%       33.0%         (6.9)%
Transportation                           --         0.6%         (0.6)%
Utilities                               6.1%        2.5%          3.6%

                                                     See Definition of Terms. 11

--------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
--------------------------------------------
General Electric Co.               4.6%
Intel Corp.                        4.4%
Abbott Laboratories                4.1%
Citigroup, Inc.                    3.9%
Waters Corp.                       3.8%
Pfizer, Inc.                       3.8%
Boeing Co.                         3.8%
Walt Disney Co. (The)              3.6%
Pharmacia Corp.                    3.4%
Microsoft Corp.                    3.3%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.



12 See Definition of Terms.

                              AETNA TECHNOLOGY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The Aetna Technology VP (Technology) generated a total return of -0.40%, net of fund expenses, for the period from May 1, 2000 through June 30, 2000. The benchmark, Goldman Sachs (GS) Technology Index(f), returned -0.07% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Since the Portfolio was introduced in May, the market has been roiled by the open market activity of the Federal Reserve Bank (Fed). Inflation concerns, spurred on by consumer spending and the tightening of the labor market, have led the Fed to steadily hike its discount rate offered to the nation's banks. It is our opinion that the Fed was keenly interested in deflating the speculative bubble that characterized the Internet sector and other selected segments of the broader technology market. From March 31 through June 30, the GS Technology Industry Internet Index(g) declined 32.11%. That correction, we believe, was both overdue and healthy for the broader technology market.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWO
MONTHS?

For some time, we have been bullish on the semiconductor manufacturing and equipment sectors. Unlike other sectors of technology, semiconductors tend to be characterized by extreme boom and bust cycles. Due to an extended period of under-investment in manufacturing capabilities, the entire semiconductor industry is in the midst of a boom cycle that we foresee lasting until 2002. During such periods, semiconductor companies' pricing leverage tends to be great, permitting them to enjoy excess profitability.

One such company, and one of our most successful investments in the Portfolio to date, is Micron Technology. Micron Technology is one of the world's three leading suppliers of dynamic random access memory (DRAM) chips, the most widely used semiconductor memory components in personal computers. From 1995 through 2000, Micron has increased their DRAM market share from 5% to 25%. They were able to achieve this growth, in part, by cheaply buying market share with their greater cash flow and a superior understanding of the inherent cyclical nature of their business. Their rapid adoption of the most leading edge technologies has permitted Micron to consistently improve its manufacturing efficiency.

While these points of data are interesting, as investors, we are compelled to look beyond simply the company level attributes and try to understand what dynamics are in place in the larger technology universe that will spur Micron's DRAM sales. In this regard, we have identified a number of factors that we believe will permit Micron to enjoy a period of excess profitability.

A second successful investment to date is Microsoft Corporation. One of the world's premier technology companies, Microsoft was under siege from the U.S. Department of Justice. This helped to create an extraordinarily undervalued situation. As technology investors, we have only occasional opportunities to invest with an outstanding margin of safety. We believe that we have been afforded such a margin by virtue of the market's predictably excessive negative reaction. Technology is moved by currents or upgrade cycles. Windows 2000, we believe, will soon touch off an industry-wide upgrade cycle that to date has gone unrecognized by investors. In the current environment, our bullishness is a contrarian position. Microsoft's goal is to establish Windows 2000 as the operating system not only for PC's, but servers, cell phones, hand held devices, TV set-top boxes, and sundry other devices. This will increase their target market from hundreds of millions to billions. Windows 2000 represents Microsoft's first frontal assault on the high-end server market. Their goal: unleash the power of server-based processing from any computing device. Clearly, this is an ambitious objective. Microsoft is a company that thrives on challenges, and they are very content to be focusing their creative talents on programming initiatives such as this.

No discussion of Microsoft could be complete without a comment on the Department of Justice case. Like most shareholders of the company, we have strong opinions about the Government's case. We like both the entity as a whole as well as the sum of its parts. Because we regard Microsoft as a chief dynamo that has fueled this era of technological marvel, we believe the ideal outcome for shareholders and technology consumers alike is to keep it intact and forging ahead. Nonetheless, we are bullish on the company's prospects either way.

                                                     See Definition of Terms. 13

WHAT IS YOUR OUTLOOK GOING FORWARD?

In the coming months, we expect the market to be somewhat volatile, but significantly less than we witnessed in the first half of 2000. Despite the volatility, we are bullish on the prospects for our companies as they settle into a seasonally strong period (the back half of the year has been historically more rewarding than the first half for technology stocks). The Fed, we believe, is close to the end of its series of rate hikes. Indications of a slowing in housing starts and weak store sales figures point to a slowing of the economy. As we look back at times when the Fed was actively raising rates, such as 1994, 1996 and 1999, it is still possible to achieve good returns by investing in technology stocks during these periods. Still, we expect to show continued restraint in our relative aggressiveness, favoring large-cap market leaders.

The Portfolio's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF GS     OVER/(UNDER)
TECHNOLOGY SUB-SECTORS              INVESTMENTS   TECHNOLOGY     WEIGHTING
--------------------------------------------------------------------------------
Computers                              11.3%        16.5%           (5.2)%
Datacommunications                     14.3%        15.1%           (0.8)%
E-Commerce                               --          0.5%           (0.5)%
Electronics                            37.8%        22.2%           15.6%
Internet Services                      10.3%        11.2%           (0.9)%
Software                                4.1%        20.8%          (16.7)%
Telecommunications                     22.2%        13.2%            9.0%
Other                                    --          0.5%           (0.5)%

-------------------------------------------
                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
-------------------------------------------
EMC Corp.                           4.6%
Xilinx, Inc.                        4.1%
Intel Corp.                         4.1%
Cisco Systems, Inc.                 4.0%
Teradyne, Inc.                      3.7%
Corning, Inc.                       3.7%
Nokia Oyj, ADR                      3.6%
Applied Materials, Inc.             3.6%
Microsoft Corp.                     3.6%
JDS Uniphase Corp.                  3.5%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

14 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(c) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(d) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(e) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(f) The Goldman Sachs Tecnology Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

(g) The Goldman Sachs Technology Industry Internet Index is a capitalization-weighted index of selected internet companies.

The unmanaged indices described above are not available for individual investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
GROWTH
--------------------------------------------------------------------------------

                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                       ------------        -------------
COMMON STOCKS (89.4%)
ADVERTISING AGENCIES (1.4%)
Omnicom Group, Inc. .................        74,900          $ 6,670,781
                                                           -------------
AUTOMOTIVE (0.8%)
General Motors Corp. - Class H + ....        45,700            4,010,175
                                                           -------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (3.3%)
IDEC Pharmaceuticals Corp. + ........       128,800           15,109,850
                                                           -------------
COMMUNICATIONS TECHNOLOGY (15.1%)
ADC Telecommunications, Inc. + ......        89,400            7,498,425
Cisco Systems, Inc. + ...............       382,500           24,312,656
Comverse Technology, Inc. + .........        66,800            6,212,400
Corning, Inc. .......................        26,000            7,016,750
JDS Uniphase Corporation + ..........        65,400            7,839,825
Nokia Oyj, ADR ......................       154,000            7,690,375
Nortel Networks Corp. ...............       124,000            8,463,000
                                                           -------------
                                                              69,033,431
                                                           -------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (6.9%)
Microsoft Corp. + ...................       196,900           15,752,000
Oracle Corp. + ......................       162,400           13,651,750
VERITAS Software Corp. + ............        20,200            2,282,916
                                                           -------------
                                                              31,686,666
                                                           -------------
COMPUTER TECHNOLOGY (6.1%)
Apple Computer, Inc. + ..............       101,600            5,321,300
EMC Corp. + .........................       146,200           11,248,263
Hewlett-Packard Co. .................        33,600            4,195,800
Sun Microsystems, Inc. + ............        78,300            7,120,406
                                                           -------------
                                                              27,885,769
                                                           -------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup Inc. ......................        82,300            4,958,575
                                                           -------------
DIVERSIFIED MANUFACTURING (2.4%)
Tyco International Ltd. .............       231,700           10,976,787
                                                           -------------
DRUGS & PHARMACEUTICALS (16.3%)
Allergan, Inc. ......................        84,200            6,272,900
Amgen, Inc. + .......................        54,700            3,842,675
Andrx Corp. + .......................        31,900            2,039,108
Bristol-Myers Squibb Co. ............        97,100            5,656,075
Cardinal Health, Inc. ...............        62,500            4,625,000
Eli Lilly & Co. .....................        49,500            4,943,813
Johnson & Johnson ...................        80,300            8,180,562
MedImmune, Inc. + ...................        70,800            5,239,200
Merck & Co., Inc. ...................       146,600           11,233,225
Pfizer, Inc. ........................       403,025           19,345,200
Schering Plough .....................        63,000            3,181,500
                                                           -------------
                                                              74,559,258
                                                           -------------
ELECTRONICS (SEMICONDUCTORS/COMPONENTS) (9.4%)
Altera Corp. + ......................        59,600            6,075,475
Atmel Corp. + .......................       116,400            4,292,250
Cypress Semiconductor Corp. + .......        59,400            2,509,650
Intel Corp. .........................       183,700           24,558,394

                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                       ------------        -------------
ELECTRONICS (SEMICONDUCTORS/COMPONENTS) (CONTINUED)
Texas Instruments, Inc. .............        81,200         $  5,577,425
                                                           -------------
                                                              43,013,194
                                                           -------------
ENERGY MISCELLANEOUS (1.9%)
AES Corp. + .........................        95,600            4,361,750
Calpine Corp. + .....................        69,500            4,569,625
                                                           -------------
                                                               8,931,375
                                                           -------------
FOODS (0.8%)
Sysco Corp. .........................        91,900            3,871,287
                                                           -------------
IDENTIFICATION CONTROL & FILTER DEVICES (2.9%)
Waters Corp. + ......................       106,100           13,242,606
                                                           -------------
INSURANCE (MULTI-LINE) (1.1%)
American International Group, Inc. ..        42,301            4,970,367
                                                           -------------
MACHINERY (OIL WELL EQUIPMENT & SERVICES) (1.5%)
Halliburton Co. .....................        89,200            4,209,125
Noble Drilling Corp. + ..............        64,400            2,652,475
                                                           -------------
                                                               6,861,600
                                                           -------------
MULTI-SECTOR COMPANIES (5.8%)
General Electric Co. ................       501,100           26,558,300
                                                           -------------
OFFSHORE DRILLING (0.6%)
Ensco International, Inc. ...........        72,600            2,599,988
                                                           -------------
PRODUCTION TECHNOLOGY EQUIPMENT (2.4%)
Agilent Technologies, Inc. ..........        61,607            4,543,516
Applied Materials, Inc. + ...........        73,700            6,679,063
                                                           -------------
                                                              11,222,579
                                                           -------------
RETAIL (3.6%)
Circuit City Stores, Inc. ...........        63,900            2,120,681
Home Depot, Inc. ....................       120,700            6,027,456
Wal-Mart Stores, Inc. ...............       141,900            8,176,988
                                                           -------------
                                                              16,325,125
                                                           -------------
TELECOMMUNICATIONS EQUIPMENT (1.2%)
Telefonos de Mexico SA de CV, ADR + .        92,800            5,301,200
                                                           -------------
UTILITIES (GAS PIPELINES) (2.0%)
Enron Corp. .........................       140,400            9,055,800
                                                           -------------
UTILITIES (TELECOMMUNICATIONS) (2.8%)
Nextel Communications, Inc. + .......       116,000            7,097,750
Sprint PCS + ........................        99,900            5,944,050
                                                           -------------
                                                              13,041,800
                                                           -------------
TOTAL COMMON STOCKS (COST $341,648,620)                      409,886,513
                                                           -------------

                                         PRINCIPAL
                                          AMOUNT
                                       ------------
SHORT-TERM INVESTMENTS (9.8%)
Federal Home Loan Mortgage
 Corp.,6.57%,07/03/00................  $ 23,470,000           23,470,000
Federal National Mortgage
 Association,6.38%,07/17/00..........    20,000,000           19,950,145
U.S. Treasury Bill,6.18%,11/09/00 @ .     1,600,000            1,566,448
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $44,984,970)                                           44,986,593
                                                           -------------

16  See Notes to Portfolio of Investments.

                                                               MARKET
                                                               VALUE
                                                           -------------
TOTAL INVESTMENTS
 (COST $386,633,590)(A)                                     $454,873,106
OTHER ASSETS LESS LIABILITIES                                  3,801,983
                                                           -------------
TOTAL NET ASSETS                                            $458,675,089
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $393,419,398. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains..........................................  $ 71,948,306

Unrealized losses.........................................   (10,494,598)
                                                           -------------

 Net unrealized gain......................................  $ 61,453,708
                                                           =============


Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL      EXPIRATION      UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ----------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      69        $25,324,725      Sep 00       $  (386,254)
                                      ===========                   ===========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
INTERNATIONAL
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                            ---------       ------------
COMMON STOCKS (95.3%)
BRAZIL (1.7%)
Embratel Participacoes S.A. (Other
 Telecommunications).....................      33,700         $  796,163
                                                            ------------
CANADA (1.1%)
Mosiac Group Inc. (Services -
 Advertising/Mktg.)......................      44,400            539,380
                                                            ------------
DENMARK (3.9%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharms.)..........................       4,200            717,773
Vestas Wind Systems A/S (Electrical
 Equipment)..............................      29,300          1,080,528
                                                            ------------
TOTAL DENMARK                                                  1,798,301
                                                            ------------
FINLAND (6.3%)
Comptel Oyj (Data & Imaging Services) + .      21,500            434,846
JOT Automation Group Oyj (Data & Imaging
 Services)...............................      93,400            625,805
Nokia Oyj, ADR (Communications Equipment)      26,900          1,343,319
Perlos Oyj (Electronics - Component
 Dist.)..................................      14,100            447,365
Tecnomen Oyj (Cellular/Wireless
 Telecomms.).............................       7,700             62,737
                                                            ------------
TOTAL FINLAND                                                  2,914,072
                                                            ------------
FRANCE (13.8%)
Alcatel (Communications Equipment) ......      19,900          1,310,462
Altran Technologies SA (Data & Imaging
 Services)...............................       2,000            393,197
AXA (Insurance) .........................       2,300            363,770
Banque Nationale de Paris (Banks &
 Thrifts)................................       6,400            618,380
Genset (Biotech. & Medical Prod.) + .....      15,400            356,125
Schneider Electric SA (Electrical
 Equipment)..............................      11,700            818,697
Societe Television Francaise 1
 (Broadcasting - TV, Radio & Cable) .....       6,000            419,845
STMicroelectronics N.V. (Electronics -
 Semiconductors).........................      14,000            885,700
Total Fina Elf (Oil) ....................       4,048            623,162
Vivendi (Manufacturing - Diversified) ...       6,869            608,717
                                                            ------------
TOTAL FRANCE                                                   6,398,055
                                                            ------------
GERMANY (3.8%)
Buderus AG (Forest Prod. & Building
 Mats.)..................................      26,780            423,811
DePfa Deutsche Pfandbriefbank AG (Banks -
 Major Regional) ........................       4,400            444,959
Intershop Communications AG (Data &
 Imaging Services) + ....................       1,000            453,394
Siemens AG (Electrical Mach. &
 Instrument).............................       3,000            452,915
                                                            ------------
TOTAL GERMANY                                                  1,775,079
                                                            ------------
HONG KONG (2.7%)
China Telecom Ltd., ADR
 (Cellular/Wireless Telecomms.) + .......       7,100          1,262,469
                                                            ------------
IRELAND (1.5%)
Allied Irish Banks Plc (Banks & Thrifts)       15,907            142,870
CRH Plc (Construction) ..................      16,269            294,739
Parthus Technologies Plc (Electronics -
 Semiconductors).........................      87,000            245,630
                                                            ------------
TOTAL IRELAND                                                    683,239
                                                            ------------
ITALY (2.0%)
Banca Nazionale del Lavoro (Banks &
 Thrifts) + .............................     105,600            373,512

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                            ---------       ------------
ITALY (CONTINUED)
Telecom Italia SpA (Other
 Telecommunications).....................      54,400         $  557,953
                                                            ------------
TOTAL ITALY                                                      931,465
                                                            ------------
JAPAN (20.2%)
Canon, Inc. (Electrical Mach. &
 Instrument).............................      16,000            798,450
Crayfish Co., Ltd. (Data & Imaging
 Services) + ............................      43,100            301,700
Internet Initiative Japan Inc., ADR
 (Computers Software/Services) + ........       7,800            462,150
Minebea Co., Ltd. (Machinery -
 Diversified)............................      57,000            716,507
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ........       6,300            906,252
NTT DoCoMo, Inc. (Other
 Telecommunications) + ..................          34            922,263
Shin-Etsu Chemical Co., Ltd. (Chemicals
 Speciality).............................      18,000            915,269
Softbank Corp. (Semiconductors &
 Electronic).............................       5,900            802,986
Sony Corporation (Household
 Furnishings & App.) ....................       6,500            608,194
Taisho Pharmaceutical Co., Ltd. (Drugs) .      30,000          1,077,454
Takefuji Corporation (Consumer Finance) .       5,700            690,109
TOSHIBA Corporation (Electrical Mach. &
 Instrument).............................     105,000          1,187,893
                                                            ------------
TOTAL JAPAN                                                    9,389,227
                                                            ------------
MEXICO (1.7%)
Telefonos de Mexico SA de CV, ADR
 (Telephone Long Distance) + ............      13,900            794,038
                                                            ------------
NETHERLANDS (10.3%)
Draka Holding N.V. (Producer Goods) .....       7,897            518,522
ING Groep N.V. (Financial - Diversified)       11,573            785,405
Koninklijke (Royal) Philips Electronics
 N.V. (Electrical Mach. & Instrument) ...      38,700          1,832,537
Koninklijke Ahold N.V. (Food & Drug
 Retail).................................      22,700            670,833
Tele Atlas N.V. (Services - Data
 Processing) + ..........................       7,900            115,860
United Pan-Europe Communications N.V.
 (Other Telecommunications) + ...........      18,800            493,588
VNU N.V. (Publishing) ...................       6,985            362,225
Wegener N.V. (Print Media) ..............         442              5,720
                                                            ------------
TOTAL NETHERLANDS                                              4,784,690
                                                            ------------
SOUTH KOREA (2.0%)
Samsung Electronics (Semiconductors &
 Electronic) + ..........................      10,100            922,887
                                                            ------------
SPAIN (2.0%)
Telefonica SA (Other Telecommunications) +     44,121            951,574
                                                            ------------
SWEDEN (6.8%)
Autoliv, Inc. (Automotive) ..............      17,400            428,503
HiQ International AB (Services -
 Data Processing) + .....................      38,850            376,496
Information Highway AB (Semiconductors &
 Electronic) + ..........................      41,400            320,967
Skandia Forsakrings AB (Insurance) ......      24,200            642,869
Telefonaktiebolaget LM Ericsson AB
 (Semiconductors & Electronic) ..........      48,700            974,000
Telelogic AB (Semiconductors &
 Electronic) + ..........................      55,000            407,593
                                                            ------------
TOTAL SWEDEN                                                   3,150,428
                                                            ------------

18 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                            ---------       ------------
SWITZERLAND (5.0%)
Fantastic Corporation (Data & Imaging
 Services) + ............................      25,220        $   248,999
Gretag Imaging Group (Producer Goods) ...       2,400            463,440
Logitech International S.A. (Data &
 Imaging Services) + ....................       1,200            856,774
Swatch Group AG (The) (Consumer
 Specialties)............................         600            765,266
                                                            ------------
TOTAL SWITZERLAND                                              2,334,479
                                                            ------------
UNITED KINGDOM (10.5%)
AstraZeneca Group Plc (Drugs) ...........       9,300            432,450
Bank of Scotland (Banks & Thrifts) ......      42,877            407,955
Celltech Group Plc (Biotech. & Medical
 Prod.) + ...............................      26,100            505,747
Lloyds TSB Group Plc (Diversified
 Financial Services) ....................      47,805            451,586
Shell Transport & Trading Co. (Oil) .....      60,200            502,603
Shire Pharmaceuticals Group Plc (Drugs) +       9,300            482,438
Viatel, Inc. (Other Telecommunications) +      14,500            414,156
Vodafone AirTouch Plc (Cellular/Wireless
 Telecomms.).............................     281,905          1,139,454
WPP Group Plc (Commercial Services) .....      36,000            525,912
                                                            ------------
TOTAL UNITED KINGDOM                                           4,862,301
                                                            ------------
TOTAL COMMON STOCKS (COST $42,289,246)                        44,287,847
                                                            ------------

                                           PRINCIPAL
                                             AMOUNT
                                           ----------
SHORT-TERM INVESTMENTS (2.8%)
Federal Home Loan Bank, Zero
 Coupon, 01/01/80........................  $1,317,000          1,317,000
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,317,000)                                             1,317,000
                                                            ------------
TOTAL INVESTMENTS (COST $43,606,246)(A)                       45,604,847

OTHER ASSETS LESS LIABILITIES                                    882,227
                                                            ------------
TOTAL NET ASSETS                                             $46,487,074
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $43,862,050. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains........................................... $  4,945,642

Unrealized losses..........................................   (3,202,845)
                                                            ------------

 Net unrealized gain....................................... $  1,742,797
                                                            ============

+ Non-income producing security.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 19

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SMALL COMPANY
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            ---------       ------------
COMMON STOCKS (82.7%)
AGRICULTURE (2.0%)
Delta & Pine Land Co. ................       143,600        $  3,598,975
Veterinary Centers of America, Inc. +        127,100           1,747,625
                                                           -------------
                                                               5,346,600
                                                           -------------
AIRLINES (1.1%)
America West Holdings Corp. + ........       150,500           2,577,312
Mesaba Holdings, Inc. ................        40,800             390,150
                                                           -------------
                                                               2,967,462
                                                           -------------
BANKS (REGIONAL) (1.3%)
Banknorth Group, Inc. ................       198,000           3,031,875
Citizens Banking Corp. ...............        23,100             375,014
                                                           -------------
                                                               3,406,889
                                                           -------------
BIOTECHNOLOGY & MEDICAL PRODUCTS (0.5%)
SYNSORB Biotech Inc. + ...............       313,700           1,195,981
                                                           -------------
BIOTECHNOLOGY (4.6%)
ArQule, Inc. + .......................       121,400           2,352,125
Cell Genesys, Inc. + .................       139,600           3,908,800
Corvas International, Inc. + .........       105,000           1,260,000
Enzon, Inc. + ........................        45,600           1,938,000
Immunomedics, Inc. + .................       105,000           2,572,500
                                                           -------------
                                                              12,031,425
                                                           -------------
BUILDING MATERIALS GROUP (0.6%)
CoorsTek, Inc. + .....................        34,300           1,577,800
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.6%)
Arch Communications Group, Inc. + ....       374,900           2,436,850
Boston Communications Group, Inc. ....       123,200           1,724,800
                                                           -------------
                                                               4,161,650
                                                           -------------
CHEMICALS - SPECIALITY (1.2%)
Alcide Corp. + .......................        75,100           1,314,250
Minerals Technologies Inc. ...........        41,700           1,918,200
                                                           -------------
                                                               3,232,450
                                                           -------------
COMMUNICATIONS EQUIPMENT (4.3%)
Allen Telecom Inc. + .................       104,400           1,846,575
Cable Design Technologies, Inc. + ....        55,700           1,865,950
Harris Corp. .........................        41,500           1,359,125
NorthPoint Communications Group, Inc.        171,600           1,919,775
Panja Inc. + .........................       124,200           1,521,450
Symmetricom, Inc. + ..................       105,400           2,661,350
                                                           -------------
                                                              11,174,225
                                                           -------------
COMPUTERS (HARDWARE) (0.7%)
Emulex Corp. + .......................        27,500           1,806,406
                                                           -------------
COMPUTERS (PERIPHERALS) (2.0%)
M-Systems Flash Disk Pioneers Ltd. + .        22,700           1,767,763
Oak Technology,  Inc. ................       161,000           3,471,562
                                                           -------------
                                                               5,239,325
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (4.5%)
Celera Genomics ......................         7,400             691,900
Data Return Corp. + ..................        61,900           1,795,100
Entrust Technologies, Inc. + .........        38,900           3,218,975
ePresence, Inc. ......................       260,300           1,887,175

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            ---------       ------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Go2Net, Inc. + .......................        57,500        $  2,892,969
XCare.net, Inc. + ....................       242,600           1,303,975
                                                           -------------
                                                              11,790,094
                                                           -------------
CONSUMER SERVICES (0.7%)
Cheap Tickets, Inc. ..................       152,200           1,826,400
                                                           -------------
CORPORATE INDUSTRIAL - OTHER (0.1%)
Save the World Air, Inc. .............        44,200             265,200
                                                           -------------
ELECTRICAL EQUIPMENT (1.4%)
American Technology Corporation + ....        30,400             136,800
Artesyn Technologies, Inc. + .........        45,400           1,262,687
Cohu,  Inc. ..........................        79,200           2,135,925
                                                           -------------
                                                               3,535,412
                                                           -------------
ELECTRONICS (DEFENSE) (0.5%)
Mercury Computer Systems, Inc. + .....        37,800           1,221,413
                                                           -------------
ELECTRONICS (INSTRUMENTS) (2.2%)
Robotic Vision Systems, Inc. + .......       177,900           3,202,200
Varian, Inc. + .......................        55,100           2,541,487
                                                           -------------
                                                               5,743,687
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (7.9%)
ANADIGICS, Inc. + ....................        95,300           3,246,156
Blue Wave Systems Inc. + .............       151,400           1,561,313
ESS Technology, Inc. + ...............       193,500           2,805,750
General Semiconductor Corp. + ........       142,400           2,100,400
PLX Technology Inc. ..................        71,500           2,967,250
SIPEX Corporation + ..................       139,000           3,848,562
Supertex, Inc. .......................        46,400           2,331,600
Tower Semiconductor Ltd. .............        57,700           1,882,463
                                                           -------------
                                                              20,743,494
                                                           -------------
EQUIPMENT (SEMICONDUCTORS) (3.6%)
Applied Science and Technology, Inc. +        55,100           1,425,713
Silicon Valley Group, Inc. + .........        43,600           1,128,150
Varian Semiconductor Equipment
 Associates, Inc. + ..................        43,400           2,726,062
Veeco Instruments Inc. + .............        54,700           4,006,775
                                                           -------------
                                                               9,286,700
                                                           -------------
FINANCIAL (DIVERSIFIED) (0.5%)
Bedford Property Investors, Inc. .....        68,500           1,271,531
                                                           -------------
FOODS (1.5%)
Flowers Industries, Inc. .............       140,800           2,807,200
Universal Foods Corp. ................        65,600           1,213,600
                                                           -------------
                                                               4,020,800
                                                           -------------
FOOTWEAR (1.1%)
K-Swiss Inc. .........................       188,300           3,001,031
                                                           -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Argosy Gaming Co. + ..................       108,400           1,558,250
                                                           -------------
HEALTH CARE (DRUGS) (0.6%)
Barr Laboratories, Inc. + ............        32,400           1,451,925
                                                           -------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (2.0%)
Genelabs Technologies, Inc. + ........       180,000             731,250
Matrix Pharmaceutical, Inc. ..........       109,800           1,434,262


20 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            ---------       ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (CONTINUED)
Titan Pharmaceuticals, Inc. + ........        69,400        $  2,984,200
                                                           -------------
                                                               5,149,712
                                                           -------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.9%)
LifePoint Hospitals, Inc. + ..........       105,000           2,336,250
                                                           -------------
HEALTH CARE (MANAGED CARE) (1.8%)
Coventry Health Care, Inc. + .........        99,100           1,320,817
Foundation Health Systems, Inc. + ....       207,300           2,694,900
Oxford Health Plans, Inc. + ..........        25,400             604,838
                                                           -------------
                                                               4,620,555
                                                           -------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (3.7%)
ADAC Laboratories + ..................        58,000           1,392,000
Novoste Corp. ........................        82,100           5,008,100
VISX, Inc. + .........................       114,700           3,218,769
                                                           -------------
                                                               9,618,869
                                                           -------------
HEALTH CARE (SPECIAL SERVICES) (2.9%)
FuelCell Energy, Inc. + ..............        10,400             718,250
Nanogen, Inc. + ......................        95,800           4,065,512
Pharmaceutical Product Development,
 Inc. + ..............................        62,800           1,318,800
Syntroleum Corp. .....................        91,700           1,570,363
                                                           -------------
                                                               7,672,925
                                                           -------------
INSURANCE (LIFE/HEALTH) (1.0%)
ReliaStar Financial Corp. ............        52,100           2,731,994
                                                           -------------
INSURANCE (PROPERTY/CASUALTY) (0.9%)
Horace Mann Educators Corp. ..........       148,400           2,226,000
                                                           -------------
INVESTMENT MANAGEMENT (1.5%)
American Capital Strategies, Ltd. ....        88,700           2,117,712
T. Rowe Price & Associates ...........        40,500           1,721,250
                                                           -------------
                                                               3,838,962
                                                           -------------
LEISURE TIME (PRODUCTS) (0.6%)
Callaway Golf Co. ....................        96,600           1,575,788
                                                           -------------
LODGING - HOTELS (0.5%)
Four Seasons Hotels Inc. .............        20,400           1,268,625
                                                           -------------
MANUFACTURING (DIVERSIFIED) (0.5%)
Stewart & Stevenson Services, Inc. ...        84,600           1,274,288
                                                           -------------
MANUFACTURING (SPECIALIZED) (1.0%)
Astec Industries, Inc. + .............        67,900           1,722,962
Paxar Corp. + ........................        72,100             860,694
                                                           -------------
                                                               2,583,656
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES (0.2%)
Tidel Technologies, Inc. .............        62,100             617,119
                                                           -------------
OIL & GAS (DRILLING & EQUIPMENT) (0.6%)
Grey Wolf, Inc. ......................       302,000           1,510,000
                                                           -------------
OIL & GAS (EXPLORATION/PRODUCTION) (3.8%)
Cabot Oil & Gas Corp. ................        79,600           1,686,525
HS Resources, Inc. + .................        43,100           1,293,000
Triton Energy Ltd. + .................        93,900           3,691,444
Vintage Petroleum, Inc. + ............       146,500           3,305,406
                                                           -------------
                                                               9,976,375
                                                           -------------
OIL & GAS (REFINING & MARKETING) (0.6%)
Valero Energy Corp. ..................        52,900           1,679,575
                                                           -------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            ---------       ------------
PAPER & FOREST PRODUCTS (1.4%)
Buckeye Technologies, Inc. + .........        55,700        $  1,221,919
Louisiana-Pacific Corp. ..............       168,500           1,832,437
Potlatch Corp. .......................        21,700             718,813
                                                           -------------
                                                               3,773,169
                                                           -------------
PHOTOGRAPHY/IMAGING (1.1%)
Infocus Corp. ........................        91,800           2,954,813
                                                           -------------
PUBLISHING (1.5%)
Houghton Mifflin Co. .................        39,500           1,844,156
Reader's Digest Association, Inc.
 (The)................................        51,200           2,035,200
                                                           -------------
                                                               3,879,356
                                                           -------------
REIT DIVERSIFIED (0.7%)
Trizec Hahn Corp. ....................       106,600           1,905,475
                                                           -------------
RESTAURANTS (0.5%)
Lone Star Steakhouse & Saloon, Inc. +        129,100           1,307,138
                                                           -------------
RETAIL (HOME SHOPPING) (0.7%)
ValueVision International, Inc. + ....        76,200           1,828,800
                                                           -------------
RETAIL - SPECIALITY (1.7%)
Casey's General Stores, Inc. .........       217,100           2,252,412
PETCO Animal Supplies, Inc. ..........       113,800           2,233,325
                                                           -------------
                                                               4,485,737
                                                           -------------
RETAIL SPECIALITY - APPAREL (1.5%)
Abercrombie & Fitch Co. + ............       183,900           2,241,281
Children's Place Retail Store, Inc.
 (The)................................        87,700           1,797,850
                                                           -------------
                                                               4,039,131
                                                           -------------
SAVINGS & LOAN COMPANIES (2.7%)
Astoria Financial Corp. ..............        94,900           2,443,675
Downey Financial Corp. ...............        74,900           2,172,100
Net.b@nk, Inc. .......................       193,300           2,404,169
                                                           -------------
                                                               7,019,944
                                                           -------------
SERVICES (ADVERTISING/MARKETING) (0.5%)
R.H. Donnelley Corp. .................        66,700           1,292,313
                                                           -------------
SERVICES (COMMERCIAL & CONSUMER) (2.8%)
Digital Island .......................        35,100           1,706,738
Fonar Corporation + ..................       716,100           1,499,334
Getty Images, Inc. + .................        47,800           1,771,588
Superior Energy Services, Inc. + .....       230,100           2,387,287
                                                           -------------
                                                               7,364,947
                                                           -------------
TOTAL COMMON STOCKS (COST $205,263,808)                      216,387,666
                                                           -------------

                                         PRINCIPAL
                                           AMOUNT
                                        ------------
SHORT-TERM INVESTMENTS (15.6%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00...............  $ 24,447,000          24,447,000
Federal National Mortgage
 Association, 6.38%, 07/17/00.........    15,000,000          14,962,608
U.S. Treasury Bill, 6.18%, 11/09/00 @.     1,400,000           1,370,642
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $40,778,831)                                           40,780,250
                                                           -------------

                                       See Notes to Portfolio of Investments. 21

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SMALL COMPANY (CONTINUED)
--------------------------------------------------------------------------------

                                                               MARKET
                                                               VALUE
                                                           -------------
TOTAL INVESTMENTS
 (COST $246,042,639)(a)                                     $257,167,916

OTHER ASSETS LESS LIABILITIES                                  4,340,403
                                                           -------------

TOTAL NET ASSETS                                            $261,508,319
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $265,906,421. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains.........................................   $ 15,873,643

Unrealized losses........................................    (24,612,148)
                                                            ------------

 Net unrealized loss.....................................   $ (8,738,505)
                                                            ============

Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  --------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      73        $19,076,900      Sep 00       $  (35,448)
                                      ===========                   ==========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

Category percentages are based on net assets.


22 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
VALUE OPPORTUNITY
--------------------------------------------------------------------------------

                                           NUMBER OF         MARKET
                                            SHARES           VALUE
                                           ---------      ------------
COMMON STOCKS (92.3%)
AEROSPACE/DEFENSE (3.8%)
Boeing Co. ............................      81,700        $ 3,416,081
                                                          ------------
AUTOMOTIVE (1.8%)
General Motors Corp. - Class H + ......      19,000          1,667,250
                                                          ------------
BANKS (MONEY CENTER) (2.9%)
J.P. Morgan & Co. .....................      23,900          2,631,988
                                                          ------------
BEVERAGES (ALCOHOLIC) (2.2%)
Anheuser-Busch Co., Inc. ..............      26,300          1,964,281
                                                          ------------
BROADCASTING (TV, RADIO & CABLE) (3.7%)
Clear Channel Communications, Inc. + ..      18,300          1,372,500
Mediaone Group, Inc. + (1) ............      29,500          1,956,256
                                                          ------------
                                                             3,328,756
                                                          ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (2.7%)
Western Wireless Corporation ..........      44,200          2,408,900
                                                          ------------
COMMUNICATIONS EQUIPMENT (1.4%)
Lucent Technologies, Inc. .............      21,700          1,285,725
                                                          ------------
COMPUTERS (HARDWARE) (4.3%)
Apple Computer, Inc. + ................      42,600          2,231,175
Compaq Computer Corp. .................      64,900          1,659,006
                                                          ------------
                                                             3,890,181
                                                          ------------
COMPUTERS SOFTWARE/SERVICES (6.0%)
America Online, Inc. + ................      45,600          2,405,400
Microsoft Corp. + .....................      37,900          3,032,000
                                                          ------------
                                                             5,437,400
                                                          ------------
ELECTRICAL EQUIPMENT (4.6%)
General Electric Co. ..................      79,100          4,192,300
                                                          ------------
ELECTRONICS (INSTRUMENTS) (3.8%)
Waters Corp. + ........................      27,700          3,457,306
                                                          ------------
ELECTRONICS (SEMICONDUCTORS) (4.4%)
Intel Corp. ...........................      29,800          3,983,887
                                                          ------------
ENTERTAINMENT (3.5%)
Walt Disney Co. (The) + ...............      83,100          3,225,319
                                                          ------------
FINANCIAL (DIVERSIFIED) (3.9%)
Citigroup Inc. ........................      58,600          3,530,650
                                                          ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (7.2%)
Pfizer, Inc. ..........................      72,000          3,456,000
Pharmacia Corporation .................      59,500          3,075,406
                                                          ------------
                                                             6,531,406
                                                          ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (2.5%)
Tenet Healthcare Corp. + ..............      85,000          2,295,000
                                                          ------------
HEALTH CARE DIVERSIFIED (4.1%)
Abbott Laboratories ...................      83,100          3,703,144
                                                          ------------
INSURANCE (LIFE/HEALTH) (3.0%)
MetLife, Inc. + .......................     130,600          2,750,763
                                                          ------------
INSURANCE (MULTI-LINE) (2.9%)
American International Group, Inc. ....      22,600          2,655,500
                                                          ------------
MANUFACTURING (DIVERSIFIED) (5.0%)
Minnesota Mining and Manufacturing Co.       23,900          1,971,750
Tyco International Ltd. ...............      54,800          2,596,150
                                                          ------------
                                                             4,567,900
                                                          ------------

                                           NUMBER OF         MARKET
                                            SHARES           VALUE
                                           ---------      ------------
MANUFACTURING (SPECIALIZED) (3.1%)
United Technologies Corp. .............      47,700        $ 2,808,337
                                                          ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (2.4%)
Williams Co., Inc. (The) ..............      52,000          2,167,750
                                                          ------------
OIL & GAS (EXPLORATION/PRODUCTION) (2.4%)
Kerr-McGee Corp. ......................      37,300          2,198,369
                                                          ------------
OIL (INTERNATIONAL INTEGRATED) (2.2%)
Chevron Corp. .........................      23,700          2,010,056
                                                          ------------
POWER PRODUCERS (INDEPENDENT) (3.3%)
AES Corp. + ...........................      65,300          2,979,312
                                                          ------------
RETAIL - GENERAL MERCHANDISE CHAIN (1.7%)
Costco Wholesale Corp. + ..............      45,900          1,514,700
                                                          ------------
SERVICES (DATA PROCESSING) (2.4%)
First Data Corp. ......................      43,900          2,178,538
                                                          ------------
TELEPHONE LONG DISTANCE (1.1%)
Sprint Corp. ..........................      20,300          1,035,300
                                                          ------------
TOTAL COMMON STOCKS (COST $75,909,222)                      83,816,099
                                                          ------------

                                         PRINCIPAL
                                           AMOUNT
                                         ----------
SHORT-TERM INVESTMENTS (6.8%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00................  $6,008,000          6,008,000
U.S. Treasury Bill, 6.14%, 11/09/00 @ .     200,000            195,806
                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $6,203,603)                                           6,203,806
                                                          ------------
TOTAL INVESTMENTS (COST $82,112,825)(a)                     90,019,905

OTHER ASSETS LESS LIABILITIES                                  820,981
                                                          ------------
TOTAL NET ASSETS                                           $90,840,886
                                                          ============

                                       See Notes to Portfolio of Investments. 23

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
VALUE OPPORTUNITY (CONTINUED)
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $84,066,618. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains.......................................    $ 9,688,689

Unrealized losses......................................     (3,735,402)
                                                          ------------

 Net unrealized gain...................................    $ 5,953,287
                                                          ============

Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.       8        $2,936,200      Sep 00       $  (43,426)
                                      ==========                   ==========

+    Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.
(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

Category percentages are based on net assets.


24 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
TECHNOLOGY
--------------------------------------------------------------------------------

                                          NUMBER OF          MARKET
                                           SHARES            VALUE
                                          ---------       ------------
COMMON STOCKS (86.8%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (4.2%)
Nextel Communications, Inc. + .........     4,800         $    293,700
VoiceStream Wireless Corp. ............     2,150              250,038
Western Wireless Corporation ..........     2,450              133,525
                                                          ------------
                                                               677,263
                                                          ------------
COMMUNICATIONS EQUIPMENT (17.3%)
Comverse Technology, Inc. + ...........     2,800              260,400
Corning, Inc. .........................     2,200              593,725
Lucent Technologies, Inc. .............     4,800              284,400
Motorola, Inc. ........................    11,200              325,500
Nokia Oyj, ADR ........................    11,750              586,766
Nortel Networks Corp. .................     6,600              450,450
Tellabs, Inc. + .......................     4,400              301,125
                                                          ------------
                                                             2,802,366
                                                          ------------
COMPUTERS (HARDWARE) (5.3%)
Compaq Computer Corp. .................    11,300              288,856
National Instruments Corp. + ..........     3,500              152,687
Sun Microsystems, Inc. + ..............     4,500              409,219
                                                          ------------
                                                               850,762
                                                          ------------
COMPUTERS (NETWORKING) (4.1%)
Cisco Systems, Inc. + .................    10,200              648,338
Netease.com Inc.,  ADR ................     1,250               15,156
                                                          ------------
                                                               663,494
                                                          ------------
COMPUTERS (PERIPHERALS) (4.6%)
EMC Corp. + ...........................     9,700              746,294
                                                          ------------
COMPUTERS SOFTWARE/SERVICES (12.3%)
Adobe Systems, Inc. ...................     2,300              299,000
Ariba, Inc. ...........................     1,700              166,679
BroadVision, Inc. + ...................     7,100              360,769
Microsoft Corp. + .....................     7,200              576,000
Precise Software Solutions ............     4,000               96,000
VERITAS Software Corp. + ..............     1,300              146,920
Yahoo! Inc. + .........................     2,850              353,044
                                                          ------------
                                                             1,998,412
                                                          ------------
ELECTRICAL EQUIPMENT (2.8%)
Flextronics International Ltd. + ......     2,500              171,719
Solectron Corp. + .....................     6,600              276,375
                                                          ------------
                                                               448,094
                                                          ------------
ELECTRONICS (COMPONENT DIST.) (1.1%)
Exfo Electro-Optical Engineering, Inc.      4,000              175,500
                                                          ------------
ELECTRONICS (SEMICONDUCTORS) (21.1%)
Altera Corp. + ........................     3,100              316,006
Atmel Corp. + .........................     5,900              217,563
Intel Corp. ...........................     5,000              668,437
JDS Uniphase Corporation + ............     4,700              563,413
Linear Technology Corp. ...............     3,200              204,600
Maxim Integrated Products, Inc. + .....     2,300              156,256
Micron Technology, Inc. + .............     4,200              369,863
Texas Instruments, Inc. ...............     3,600              247,275

                                          NUMBER OF          MARKET
                                           SHARES            VALUE
                                          ---------       ------------
ELECTRONICS (SEMICONDUCTORS) (CONTINUED)
Xilinx, Inc. + ........................     8,100         $    668,756
                                                          ------------
                                                             3,412,169
                                                          ------------
EQUIPMENT (SEMICONDUCTORS) (10.6%)
Applied Materials, Inc. + .............     6,400              580,000
KLA Instruments Corp. + ...............     4,100              240,106
Lam Research Corporation + ............     7,900              296,250
Teradyne, Inc. + ......................     8,200              602,700
                                                          ------------
                                                             1,719,056
                                                          ------------
SEMICONDUCTORS & ELECTRONIC (1.7%)
Telefonaktiebolaget LM Ericsson AB ....    14,000              280,000
                                                          ------------
SERVICES (DATA PROCESSING) (0.1%)
StorageNetworks, Inc. .................       250               22,563
                                                          ------------
TELEPHONE LONG DISTANCE (1.6%)
Allegiance Telecom, Inc. + ............     3,950              252,800
                                                          ------------
TOTAL COMMON STOCKS (COST $13,608,296)                      14,048,773
                                                          ------------
TOTAL INVESTMENTS (COST $13,608,296)(a)                     14,048,773

OTHER ASSETS LESS LIABILITIES                                2,130,487
                                                          ------------
TOTAL NET ASSETS                                           $16,179,260
                                                          ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $13,756,302. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains........................................   $   847,021

Unrealized losses.......................................      (554,550)
                                                          ------------
 Net unrealized gain....................................   $   292,471
                                                          ============


+ Non-income producing security.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 25

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Foreign currency ......................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Recoverable foreign taxes ............................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Gross unrealized gain on forward foreign currency exchange contracts ..

     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................

     Total liabilities ................................................

      NET ASSETS ......................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ........................................
Undistributed (distributions in excess of) net investment income ......
Accumulated net realized gain (loss) on investments ...................

      NET ASSETS ......................................................

Cost of investments ...................................................
Cost of foreign currency ..............................................
CAPITAL SHARES:
Authorized ............................................................
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


26 See Notes to Financial Statements.

--------------------------------------------------------------------------------

         GROWTH       INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY    TECHNOLOGY
     -------------    -------------   --------------   -----------------   ------------

      $454,873,106     $ 45,604,847    $257,167,916      $ 90,019,905      $ 14,048,773
             2,662          196,875             675               963         3,214,080
                --            2,933              --                --                --

            63,669           57,345          71,516            55,603               612
         3,972,799        1,805,703       9,271,535         2,725,251            16,218
           529,546          290,506              --           214,529           406,657
           174,225               --         250,025            20,200                --
                --           43,386              --                --                --
                --            6,710              --                --             6,516
               807               88             385               264                --
                --            5,244              --                --                --
      ------------     ------------    ------------      ------------      ------------
       459,616,814       48,013,637     266,762,052        93,036,715        17,692,856
      ------------     ------------    ------------      ------------      ------------


           662,947        1,407,813       4,534,389         2,131,870         1,488,046
               236               17         516,804               206                18
           229,896           44,443         162,913            46,842             9,525
            28,737            3,922          16,291             5,855               754
             8,363           61,837          15,166             5,082             2,586
            11,546            8,531           8,170             5,974            12,667
      ------------     ------------    ------------      ------------      ------------
           941,725        1,526,563       5,253,733         2,195,829         1,513,596
      ------------     ------------    ------------      ------------      ------------
      $458,675,089     $ 46,487,074    $261,508,319      $ 90,840,886      $ 16,179,260
      ============     ============    ============      ============      ============

      $346,785,860     $ 36,019,139    $218,078,621      $ 81,500,907      $ 15,843,014

        67,853,262        2,009,917      11,089,829         7,863,654           440,477
           359,594           93,185         624,009           261,061            (8,267)
        43,676,373        8,364,833      31,715,860         1,215,264           (95,964)
      ------------     ------------    ------------      ------------      ------------
      $458,675,089     $ 46,487,074    $261,508,319      $ 90,840,886      $ 16,179,260
      ============     ============    ============      ============      ============

      $386,633,590     $ 43,606,246    $246,042,639      $ 82,112,825      $ 13,608,296
      $         --     $      2,961    $         --      $         --      $         --

       Two Billion      Two Billion     Two Billion       Two Billion       Two Billion
      $      0.001     $      0.001    $      0.001      $      0.001      $      0.001
        24,731,954        2,975,792      14,172,523         6,229,356         1,624,784

      $      18.55     $      15.62    $      18.45      $      14.58      $       9.96


                                           See Notes to Financial Statements. 27

CAPITAL APPRECTIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net investment expenses ..........................................
Net investment income (loss) ..........................................

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................
     Net realized gain (loss) on investments ..........................

Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase in net assets resulting from operations ..................

28 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                 TECHNOLOGY
                                                                                 PERIOD FROM
             GROWTH      INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY      MAY 1, 2000
           SIX MONTH       SIX MONTH        SIX MONTH        SIX MONTH        (COMMENCEMENT OF
          PERIOD ENDED    PERIOD ENDED    PERIOD ENDED      PERIOD ENDED         OPERATIONS)
         JUNE 30, 2000   JUNE 30, 2000    JUNE 30, 2000     JUNE 30, 2000     TO JUNE 30, 2000
          (UNAUDITED)     (UNAUDITED)      (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
         -------------   -------------    -------------   -----------------   ----------------

          $   660,790     $   352,158     $   530,897        $  393,997           $    958
            1,099,061          66,679       1,056,243           192,588              8,000
          -----------     -----------     -----------        ----------           --------
            1,759,851         418,837       1,587,140           586,585              8,958
               (5,454)        (35,284)             --                --                 --
          -----------     -----------     -----------        ----------           --------
            1,754,397         383,553       1,587,140           586,585              8,958
          -----------     -----------     -----------        ----------           --------

            1,203,944         240,016         832,108           251,133             13,970
              150,493          21,174          83,211            31,392              1,105
                6,826           4,510           5,597            21,457              3,071
                2,506          97,812          22,315             7,246              2,600
                1,300           1,300           1,300             1,300                433
                9,417          13,337           8,872             8,733              8,600
                5,390             640           2,089             1,170                164
                5,544           2,389           3,009               746                345
                7,480             955           3,708             1,865                 54
          -----------     -----------     -----------        ----------           --------
            1,392,900         382,133         962,209           325,042             30,342
                   --         (56,767)             --                --            (13,117)
          -----------     -----------     -----------        ----------           --------
            1,392,900         325,366         962,209           325,042             17,225
          -----------     -----------     -----------        ----------           --------
              361,497          58,187         624,931           261,543             (8,267)
          -----------     -----------     -----------        ----------           --------


           44,370,216       8,468,828      31,868,928         1,194,440            (95,964)
              243,026          70,708         958,384            71,712                 --
                   --         (24,572)             --                --                 --
          -----------     -----------     -----------        ----------           --------
           44,613,242       8,514,964      32,827,312         1,266,152            (95,964)
          -----------     -----------     -----------        ----------           --------

           (7,750,395)     (8,411,198)     (6,862,435)        2,274,434            440,477
             (829,985)         23,219        (870,816)          (93,790)                --
                   --             253              --                --                 --
          -----------     -----------     -----------        ----------           --------
           (8,580,380)     (8,387,726)     (7,733,251)        2,180,644            440,477
          -----------     -----------     -----------        ----------           --------
           36,032,862         127,238      25,094,061         3,446,796            344,513
          -----------     -----------     -----------        ----------           --------
          $36,394,359     $   185,425     $25,718,992        $3,708,339           $336,246
          ===========     ===========     ===========        ==========           ========

                                           See Notes to Financial Statements. 29

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         GROWTH
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    361,497       $    481,219
Net realized gain on investments..........    44,613,242         28,042,708
Net change in unrealized gain or loss on
 investments..............................    (8,580,380)        54,078,169
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    36,394,359         82,602,096
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................      (145,288)          (337,834)
From net realized gains on investments....    (7,421,806)       (15,204,353)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................    (7,567,094)       (15,542,187)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................    81,631,874        212,364,548
Net asset value of shares issued upon
  reinvestment of distributions...........     7,567,094         15,542,187
Payments for shares redeemed..............   (29,196,577)       (67,484,450)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................    60,002,391        160,422,285
                                            ------------       ------------
  Net change in net assets................    88,829,656        227,482,194

NET ASSETS:
Beginning of period.......................   369,845,433        142,363,239
                                            ------------       ------------
End of period.............................  $458,675,089       $369,845,433
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    359,594       $    143,385
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................     4,621,439         14,288,419
Number of shares issued upon reinvestment
  of distributions........................       419,229            981,818
Number of shares redeemed.................    (1,663,125)        (4,438,843)
                                            ------------       ------------
 Net increase.............................     3,377,543         10,831,394
                                            ============       ============



30 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      INTERNATIONAL
                                            ----------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $     58,187       $     34,202
Net realized gain on investments..........     8,514,964          4,862,619
Net change in unrealized gain or loss on
 investments..............................    (8,387,726)         8,328,366
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................       185,425         13,225,187
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................            --           (353,954)
From net realized gains on investments....    (1,900,401)        (3,037,839)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................    (1,900,401)        (3,391,793)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................    54,132,354         34,117,191
Net asset value of shares issued upon
  reinvestment of distributions...........     1,900,401          3,391,793
Payments for shares redeemed..............   (51,379,148)       (20,036,271)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................     4,653,607         17,472,713
                                            ------------       ------------
  Net change in net assets................     2,938,631         27,306,107

NET ASSETS:
Beginning of period.......................    43,548,443         16,242,336
                                            ------------       ------------
End of period.............................  $ 46,487,074       $ 43,548,443
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $     93,185       $     34,998
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................     3,225,546          2,598,430
Number of shares issued upon reinvestment
  of distributions........................       118,331            235,495
Number of shares redeemed.................    (3,103,218)        (1,500,618)
                                            ------------       ------------
 Net increase ............................       240,659          1,333,307
                                            ============       ============


                                           See Notes to Financial Statements. 31

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                      SMALL COMPANY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    624,931       $    712,780
Net realized gain on investments..........    32,827,312         20,875,868
Net change in unrealized gain or loss on
 investments..............................    (7,733,251)        12,349,570
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    25,718,992         33,938,218
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................      (211,169)          (551,932)
From net realized gains on investments....   (13,918,572)        (1,144,832)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................   (14,129,741)        (1,696,764)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................   109,515,191         66,957,022
Net asset value of shares issued upon
  reinvestment of distributions...........    14,129,741          1,696,764
Payments for shares redeemed..............   (23,142,174)       (51,301,904)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................   100,502,758         17,351,882
                                            ------------       ------------
  Net change in net assets................   112,092,009         49,593,336

NET ASSETS:
Beginning of period.......................   149,416,310         99,822,974
                                            ------------       ------------
End of period.............................  $261,508,319       $149,416,310
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    624,009       $    210,247
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................     5,564,326          4,954,441
Number of shares issued upon reinvestment
  of distributions........................       781,945            111,511
Number of shares redeemed.................    (1,220,972)        (3,825,156)
                                            ------------       ------------
 Net increase.............................     5,125,299          1,240,796
                                            ============       ============


32 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    VALUE OPPORTUNITY
                                            ----------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    261,543       $    531,415
Net realized gain on investments..........     1,266,152         19,615,336
Net change in unrealized gain or loss on
 investments..............................     2,180,644         (6,017,946)
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................     3,708,339         14,128,805
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................      (134,314)          (404,977)
From net realized gains on investments....   (13,577,692)        (3,577,088)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................   (13,712,006)        (3,982,065)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................    16,021,159         14,685,948
Net asset value of shares issued upon
  reinvestment of distributions...........    13,712,006          3,982,065
Payments for shares redeemed..............   (13,918,401)       (19,893,670)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions.............    15,814,764         (1,225,657)
                                            ------------       ------------
  Net change in net assets................     5,811,097          8,921,083

NET ASSETS:
Beginning of period.......................    85,029,789         76,108,706
                                            ------------       ------------
End of period.............................  $ 90,840,886       $ 85,029,789
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    261,061       $    133,832
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares sold.....................       971,250            958,103
Number of shares issued upon reinvestment
  of distributions........................       934,697            245,379
Number of shares redeemed.................      (854,328)        (1,308,831)
                                            ------------       ------------
 Net increase (decrease)..................     1,051,619           (105,349)
                                            ============       ============


                                           See Notes to Financial Statements. 33

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 TECHNOLOGY
                                                             ------------------
                                                                PERIOD FROM
                                                                MAY 1, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                              TO JUNE 30, 2000
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS:
Net investment loss .......................................     $    (8,267)
Net realized loss on investments...........................         (95,964)
Net change in unrealized gain or loss on investments.......         440,477
                                                                -----------
 Net increase in net assets resulting from operations......         336,246
                                                                -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................................      18,242,121
Payments for shares redeemed...............................      (2,399,107)
                                                                -----------
 Net increase in net assets from fund share transactions...      15,843,014
                                                                -----------
  Net change in net assets.................................      16,179,260

NET ASSETS:
Beginning of period........................................              --
                                                                -----------
End of period..............................................     $16,179,260
                                                                ===========
End of period net assets includes distributions in excess
 of net investment income..................................     $    (8,267)
                                                                ===========
SHARE TRANSACTIONS:
Number of shares sold......................................       1,874,801
Number of shares redeemed..................................        (250,017)
                                                                -----------
 Net increase..............................................       1,624,784
                                                                ===========

34 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers five portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

   TECHNOLOGY VP (Technology) seeks long-term capital appreciation.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000 separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100.0%, 100.0%, 99.7%, 99.8% and 100% of Growth, International, Small Company Value Opportunity and Technology's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. Elijah Asset Management, LLC (EAM) serves as the sub-adviser to Technology. ALIAC is each Portfolio's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

--------------------------------------------------------------------------------

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. Each Portfolio may invest up to 15% of its total assets in illiquid securities. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

F. LINE OF CREDIT

Certain portfolios of Aetna Variable Portfolios, Inc. (including the Portfolios, except for Technology), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of June 30, 2000:

                                    ADVISORY FEE
                                    ------------
Growth                                0.60%
International                         0.85%
Small Company                         0.75%
Value Opportunity                     0.60%
Technology                            0.95%

Aeltus has entered into a subadvisory agreement with EAM, effective May 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period May 1, 2000 through June 30, 2000, Aeltus paid EAM $7,202.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period ended June 30, 2000 Aeltus paid ALIAC $1,270,569.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                                     COST OF PURCHASES       PROCEEDS FROM SALES
                                     -----------------       -------------------
Growth                                 $389,132,864             $359,544,117
International                            63,044,399               60,030,928
Small Company                           409,039,945              354,601,654
Value Opportunity                        69,934,419               65,493,733
Technology                               14,887,412                1,183,152

--------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of June 30, 2000 International had the following open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The net unrealized gain of $5,244 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

INTERNATIONAL
-------------

  EXCHANGE                        CONTRACTS       IN EXCHANGE   CONTRACTS    UNREALIZED
    DATE      TYPE  CURRENCY  TO RECEIVE/DELIVER      FOR        AT VALUE    GAIN (LOSS)
    ----      ----  --------  ------------------      ---        --------    -----------
  7/17/00     Buy     JPY          2,970,000       $   27,788   $   28,164     $  376
  7/17/00     Sell    JPY         11,989,000          115,058      113,599      1,459
  7/17/00     Sell    JPY          2,970,000           28,503       28,164        339
  8/31/00     Sell    JPY        126,498,185        1,211,667    1,208,597      3,070
                                                                               ------
                                                                               $5,244
                                                                               ======

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                               PERIOD FROM
                                  SIX MONTH                                                 DECEMBER 13, 1996
                                PERIOD ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 (UNAUDITED)        1999          1998          1997       TO DECEMBER 31, 1996
                                -------------   ------------  ------------  ------------   --------------------
Net asset value,
 beginning of period ...........   $  17.32        $  13.53     $   9.85      $10.15             $10.00
                                   --------        --------     --------      ------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........       0.02            0.03         0.03        0.04+              0.01+
 Net realized and change in
   unrealized gain or loss on
   investments .................       1.53            4.62         3.68        3.27               0.15
                                   --------        --------     --------      ------             ------
   Total from investment
    operations .................       1.55            4.65         3.71        3.31               0.16
                                   --------        --------     --------      ------             ------
LESS DISTRIBUTIONS:
 From net investment
   income ......................      (0.01)          (0.02)       (0.03)      (0.03)             (0.01)
 From net realized
   gains on investments ........      (0.31)          (0.84)          --       (3.58)                --
                                   --------        --------     --------      ------             ------
   Total distributions .........      (0.32)          (0.86)       (0.03)      (3.61)             (0.01)
                                   --------        --------     --------      ------             ------
Net asset value, end of period .   $  18.55        $  17.32     $  13.53      $ 9.85             $10.15
                                   ========        ========     ========      ======             ======

Total return* ..................       8.96%          34.97%       37.68%      33.01%              1.57%
Net assets, end of period (000's)  $458,675        $369,845     $142,363      $5,964             $5,175
Ratio of net investment expenses
 to average net assets .........       0.69%(1)        0.71%        0.75%       0.75%              0.67%(1)
Ratio of net investment income to
 average net assets ............       0.18%(1)        0.20%        0.40%       0.29%              1.99%(1)
Portfolio turnover rate ........      95.75%         138.03%      152.99%     207.41%              1.97%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 41

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                               PERIOD FROM
                                  SIX MONTH                                  DECEMBER 22, 1997
                                PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                                -------------  ------------  ------------   --------------------
Net asset value,
 beginning of period ...........   $ 15.92        $ 11.59       $ 10.27           $ 10.00
                                   -------        -------       -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........      0.02          (0.01)         0.07                --
 Net realized and change in
  unrealized gain or loss on
  investments ..................      0.24           5.78          1.87              0.27
                                   -------        -------       -------           -------
   Total from investment
    operations .................      0.26           5.77          1.94              0.27
                                   -------        -------       -------           -------
LESS DISTRIBUTIONS:
 From net investment income ....        --          (0.15)        (0.01)               --
 From net realized
   gains on investments ........     (0.56)         (1.29)        (0.61)               --
                                   -------        -------       -------           -------
   Total distributions .........     (0.56)         (1.44)        (0.62)               --
                                   -------        -------       -------           -------
Net asset value, end of period .   $ 15.62        $ 15.92       $ 11.59           $ 10.27
                                   =======        =======       =======           =======

Total return* ..................      1.51%         51.33%        18.92%             2.74%
Net assets, end of
 period (000's) ................   $46,487        $43,548       $16,242           $15,412
Ratio of net investment expenses
 to average net assets .........      1.15%(1)       1.15%         1.15%             1.15%(1)
Ratio of net investment income
 to average net assets .........      0.21%(1)       0.13%         0.55%            (0.98)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ............      1.36%(1)       1.62%         1.77%               --
Portfolio turnover rate ........    109.20%        168.88%       158.02%             0.71%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


42 See Notes to Financial Statements.

SMALL COMPANY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                  PERIOD FROM
                                       SIX MONTH                                                DECEMBER 27, 1996
                                     PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                     JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                      (UNAUDITED)       1999          1998          1997       TO DECEMBER 31, 1996
                                     -------------  ------------  ------------  ------------   --------------------
Net asset value,
 beginning of period ..............   $  16.52        $  12.79      $ 12.77        $ 10.11           $10.00
                                      --------        --------      -------        -------           ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ............       0.04            0.08         0.07           0.04+            0.01+
 Net realized and change in
  unrealized gain or loss on
  investments .....................       2.96            3.84         0.07           3.44             0.11
                                      --------        --------      -------        -------           ------
   Total from investment
    operations ....................       3.00            3.92         0.14           3.48             0.12
                                      --------        --------      -------        -------           ------
LESS DISTRIBUTIONS:
 From net investment income .......      (0.02)          (0.06)       (0.08)         (0.03)           (0.01)
 From net realized
  gains on investments ............      (1.05)          (0.13)       (0.04)         (0.79)              --
                                      --------        --------      -------        -------           ------
   Total distributions ............      (1.07)          (0.19)       (0.12)         (0.82)           (0.01)
                                      --------        --------      -------        -------           ------
Net asset value, end of period ....   $  18.45        $  16.52      $ 12.79        $ 12.77           $10.11
                                      ========        ========      =======        =======           ======

Total return* .....................      18.26%          30.85%        1.10%         34.49%            1.23%
Net assets, end of
 period (000's) ...................   $261,508        $149,416      $99,823        $18,102           $5,158
Ratio of net investment expenses
 to average net assets ............       0.87%(1)        0.88%        0.89%          0.90%            0.55%(1)
Ratio of net investment income to
 average net assets ...............       0.56%(1)        0.64%        0.93%          0.78%            5.96%(1)
Portfolio turnover rate ...........     182.77%         256.09%      185.29%        180.25%              --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 43

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                  PERIOD FROM
                                      SIX MONTH                                                DECEMBER 13, 1996
                                    PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                    JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                     (UNAUDITED)       1999          1998          1997       TO DECEMBER 31, 1996
                                    -------------  ------------  ------------  ------------   --------------------
Net asset value,
 beginning of period ...............   $ 16.42        $ 14.41      $ 11.92       $10.20             $10.00
                                       -------        -------      -------       ------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............      0.04           0.10         0.09         0.11+              0.02+
 Net realized and change in
  unrealized gain or loss on
  investments ......................      0.76           2.71         2.56         3.90               0.20
                                       -------        -------      -------       ------             ------
   Total from investment
    operations .....................      0.80           2.81         2.65         4.01               0.22
                                       -------        -------      -------       ------             ------
LESS DISTRIBUTIONS:
 From net investment income ........     (0.03)         (0.08)       (0.08)       (0.10)             (0.02)
 From net realized
 gains on investments ..............     (2.61)         (0.72)       (0.08)       (2.19)                --
                                       -------        -------      -------       ------             ------
   Total distributions .............     (2.64)         (0.80)       (0.16)       (2.29)             (0.02)
                                       -------        -------      -------       ------             ------
Net asset value, end of period .....   $ 14.58        $ 16.42      $ 14.41       $11.92             $10.20
                                       =======        =======      =======       ======             ======

Total return* ......................      4.74%         19.58%       22.39%       39.36%              2.15%
Net assets, end of period (000's) ..   $90,841        $85,030      $76,109       $9,147             $5,202
Ratio of net investment expenses
 to average net assets .............      0.78%(1)       0.73%        0.74%        0.75%              0.67%(1)
Ratio of net investment income to
 average net assets ................      0.62%(1)       0.69%        0.93%        1.06%              2.73%(1)
Portfolio turnover rate ............     83.44%        124.80%      125.72%      187.84%                --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

44 See Notes to Financial Statements.

TECHNOLOGY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                               MAY 1, 2000
                                                            (COMMENCEMENT OF
                                                               OPERATIONS)
                                                            TO JUNE 30, 2000
                                                               (UNAUDITED)
                                                            ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................       (0.01)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (0.03)
                                                                -------
   Total from investment operations .......................       (0.04)
                                                                -------
Net asset value, end of period ............................     $  9.96
                                                                =======

Total return* .............................................       (0.40)%
Net assets, end of period (000's) .........................     $16,179
Ratio of net investment expenses to average net assets ....        1.15%(1)
Ratio of net investment income to average net assets ......       (0.56)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .......................................        2.07%(1)
Portfolio turnover rate ...................................       11.62%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


                                           See Notes to Financial Statements. 45

                                                         Aetna Balanced VP, Inc.
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Balanced Fund VP, Inc.                 Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Balanced Fund VP, Inc.           10,000    10,572   12,515    13,315   14,633    14,582   18,552
Lehman Brothers Aggregate Bond Index   10,000    10,896   12,639    13,575   14,898    14,463   17,135
S&P 500 Index                          10,000     9,689   12,641    13,605   14,976    15,174   20,876
60% S&P 500/40% Lehman Brothers        10,000    10,181   12,703    13,667   15,032    14,983   19,427

Balanced Fund VP, Inc.                 Dec-96    Dec-97   Dec-98    Dec-99   Jun-00
Aetna Balanced Fund VP, Inc.           21,367    26,172   30,606    34,772   36,013
Lehman Brothers Aggregate Bond Index   17,757    19,471   21,161    20,986   21,823
S&P 500 Index                          25,667    34,230   44,011    53,269   53,039
60% S&P 500/40% Lehman Brothers        22,335    27,650   33,631    37,664   38,210

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
  10.48%       16.70%       13.15%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a 3.57% total return, net of fund expenses, for the six month period ended June 30, 2000. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) returned -0.42%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), returned 1.45%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Equity: For the first half of 2000, equity market performance has been negative to modestly positive: the S&P 500 Index was down 0.42%, the NASDAQ Composite Index(d) was down 2.54% and the Russell 1000 Growth Index(e) was up 4.23%.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios.

At the halfway point in 2000, market actions tell us that something has changed. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policies toward neutrality or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

46 See Definition of Terms.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting into the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

Fixed Income: During the first quarter, Treasury bonds rallied as a reduced supply more than offset the impact of strong growth and the Fed's interest rate increases. This reversed in the second quarter, as worries around inflation and the eventual magnitude of Fed tightening required to slow the economy and control inflation took center stage.

On the heels of 7.3% growth in Gross Domestic Product for the fourth quarter, the first quarter remained strong at 5.5%. Combined with rising inflation, this led the Fed to increase interest rates 100 basis points (1.00%) over the first half of 2000.

As we entered May and into June, economic statistics began showing evidence of a slowdown. Inflation indicators were tame for both April and May, and other economic reports showed decelerating growth and less pricing pressure. Combined with a soft employment report in May, these indicators led the Treasury market to revert back to the bullish action of the first quarter.

For the first six months, ten-year Treasuries declined in yield by 41 basis points. The yield curve inverted as Fed tightening caused the two-year Treasury to increase by 12 basis points, while the thirty-year Treasury declined in yield by 58 basis points. (One basis point equals one hundredth of a percent, or 0.01%. An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.)

With Fed rate increases, spread products underperformed Treasuries by a wide margin in the first quarter while recovering somewhat in the second quarter as evidence of a slowdown came into focus. Over the six months, corporate bonds (-265 basis points) were the weakest performers, while mortgage-backed securities (-51 basis points), agencies (-113 basis points), asset backed securities (-26 basis points), and collateral mortgage-backed securities (-121 basis points) all showed negative returns as compared to Treasury bonds of equal durations.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Large Cap Stocks: The model used to manage this portion of the Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. Those factors relating to price momentum and analyst earnings estimates were particularly effective. This was partially offset by poor discrimination in the price-to-earnings factor used in the model.

Outperformance during the first half came from over-weighting technology holdings and under-weighting communication services stocks. Offsetting this somewhat was our poor performance within the consumer cyclical sector.

Mid and Small Cap Stocks: Healthcare (principally biotechnology) and technology were the two largest contributors to performance. Within technology, the Portfolio benefited from strong stock selection as our exposure to technology stocks was slightly below market weight. Other sectors which contributed to performance were manufacturing and energy.

Sectors which hindered performance were consumer discretionary and finance, as rising interest rates negatively impacted these sectors.

We increased our weighting in basic materials, finance, and energy. We funded these purchases by reducing our exposure in the biotechnology and technology sectors. Entering the third quarter, we are overweight in energy and healthcare.

Fixed Income: Performance of this portion of the Portfolio was positively impacted by underweight positions in corporate bonds, mortgage-backed securities, and agencies early in the year.

                                                     See Definition of Terms. 47

We took on an overweight position in spread sectors later in the first quarter. Continued poor performance of spread products had an adverse impact on Portfolio performance for much of the remainder of the period.

Overall duration was mixed. A short duration posture through much of the first quarter was detrimental; we underestimated the impact of reduced Treasury supply, and Treasuries rallied in the face of Fed tightening. However, we maintained a short duration posture through much of the April sell-off, and were neutral to modestly long during the rally in mid-May, leading to gains. Our short duration posture during June showed modest negative results as Treasuries rallied early then vacillated.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equity: The picture is mixed as the market heads into the second half of the year. Robust earnings growth, low inflation, and a friendly Fed have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic data has shown some level of weakness. Our outlook is a balance between market risks related to slower growth and market positives such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. In this less certain environment, we will continue to focus on stocks with strong and improving business fundamentals.

Fixed Income: While recent economic data has shown signs of weakening, and the Fed chose not to raise interest rates at their June meeting, we do not believe we have seen the end of interest rate increases. Growth rates continue to increase, being driven by the wealth effect. We do not believe inflation fears have been put to rest by a couple of good numbers. We contend that higher interest rates are needed to slow the economy and relieve labor market pressures, and we will bias our duration to the shorter side in anticipation of the higher rates.

With the narrowing of spreads in June having been driven by the market expectation that the Fed is on hold, we expect to move toward an underweight position in spread products. This is based on our belief that the market is underestimating the extent of Fed tightening needed to slow the economy. We expect to implement this underweight mainly in credit-sensitive sectors (corporate bonds and, to a lesser extent, government agencies). We believe that the credit cycle has peaked, and we could see some strain on credit as the imbalances in the economy unwind. Within the higher risk sectors (such as BBB corporates) we expect to remain defensive, with only modest exposure.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         2.5%        2.0%          0.5%
Capital Goods                           8.9%        7.8%          1.1%
Communication Services                  4.2%        6.9%         (2.7)%
Consumer Cyclicals                      8.3%        7.4%          0.9%
Consumer Staples                        6.6%       10.0%         (3.4)%
Energy                                  5.6%        5.4%          0.2%
Financials                             12.9%       12.9%           --
Health Care                            13.5%       11.5%          2.0%
Technology                             34.6%       33.0%          1.6%
Transportation                          0.7%        0.6%          0.1%
Utilities                               2.2%        2.5%         (0.3)%

48 See Definition of Terms.

------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
------------------------------------------
General Electric Co.               2.5%
Intel Corp.                        2.4%
Cisco Systems, Inc.                2.1%
Pfizer, Inc.                       1.6%
Microsoft Corp.                    1.6%
Oracle Corp.                       1.3%
Exxon Mobil Corp.                  1.3%
Wal-Mart Stores, Inc.              1.2%
Citigroup, Inc.                    1.1%
Nortel Networks Corp.              1.0%


-----------------------------------------------------------------------
                                                           % OF NET
TOP FIVE INCOME HOLDINGS                                    ASSETS
-----------------------------------------------------------------------
U.S. Treasury Note, 5.50%, 07/31/01                          2.1%
Federal National Mortgage Association, 8.00%, 07/15/30       1.7%
Government National Mortgage Association, 7.50%,12/15/23     1.6%
Peco Energy Co., 7.45%, 07/05/00                             1.6%
Houston Industries Finance, 7.15%, 07/13/00                  1.6%


The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                     See Definition of Terms. 49

                                                      Aetna Growth and Income VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Growth and Income VP                   Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Growth and Income VP             10,000    10,331   13,059    13,934   14,874    14,731   19,481
S&P 500 Index                          10,000     9,689   12,641    13,605   14,976    15,174   20,876

Growth and Income VP                   Dec-96    Dec-97   Dec-98    Dec-99   Jun-00
Aetna Growth and Income VP             24,247    31,494   36,057    42,334   41,698
S&P 500 Index                          25,667    34,230   44,011    53,269   53,039

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   5.17%       19.59%       14.72%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a -1.51% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned -0.42% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

For the first half of 2000, equity market performance has been negative to modestly positive: the S&P 500 Index was down 0.42%, NASDAQ Composite Index(d) was down 2.54% and the Russell 1000 Growth Index(e) was up 4.23%. Performance of the Portfolio's diversifying asset classes fared somewhat better, with the Russell Mid-Cap Index(f) up 5.12% and the Russell 2000 Index(g) up 3.04%. Overseas investments saw negative performance, with the Morgan Stanley Capital International-Europe, Australia and Far East Index(h) down 3.95%.

At the halfway point in 2000, market action tells us that something has changed. The U.S. equity market has lost forward momentum, remains narrowly based, and has set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policy stances toward neutrality or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

50 See Definition of Terms.

---------------------------------------------------------------------
ASSET ALLOCATION:                           ECONOMIC         EXPOSURE*
ASSET CLASS                                 06/30/00         12/31/99
---------------------------------------------------------------------
Large Cap Stocks                              80.9%            84.2%
Mid Cap Stocks                                10.4%             2.2%
Small Cap Stocks                               2.8%             1.5%
International Stocks                           3.2%             5.7%
International Bonds                             --              0.1%
Real Estate Stocks                             0.3%             1.5%
Convertible Securities                          --              0.4%
Special Situations**                            --              1.6%
Cash Equivalents                               2.4%             2.8%
                                             -----------------------
                                             100.0%           100.0%
                                             =======================

* Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Disappointing performance in the energy and utilities sectors caused the Portfolio to underperform its benchmark. Although rising oil prices boosted the returns of many stocks in the energy sector, poor stock selection within this group caused it to be the Portfolio's weakest sector. Our selection was a combination of underweighting some top stocks (such as Royal Dutch, Schlumberger, and Halliburton) and over-weighting other stocks that performed less well (such as Exxon Mobil).

In the utilities sector, the Portfolio benefited from holding Calpine, which had a total return of over 105% for the period. Unfortunately, this positive performance was not enough to offset the negative impact of underweight positions in Williams Companies and Enron, which were also up substantially for the period.

Rising interest rates contributed to poor performance in consumer cyclical stocks, especially building material retailers like Home Depot and Lowe's, both of which we were overweight in the Portfolio.

The Portfolio's top performing sector this year has been technology, with the largest contribution coming from SDL Inc. (up almost 162%). This stellar performance was largely due to rumors of a takeover from either JDS Uniphase or Corning. (These rumors were confirmed on July 10 when JDS Uniphase announced their intention to acquire SDL.) Other strong technology performers included Network Solutions and Bea Systems. Most technology gains came from mid cap and small cap stocks, and allocations to these diversifying asset classes had an overall positive impact on performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Federal Reserve (Fed) have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic data has shown some level of weakness. Our outlook is one of balance between market risks related to slower growth, and market positives such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. In this less certain environment, we will continue to focus on stocks with strong and improving business fundamentals.

                                                     See Definition of Terms. 51

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         1.4%        2.0%         (0.6)%
Capital Goods                           7.9%        7.8%          0.1%
Communication Services                  6.8%        6.9%         (0.1)%
Consumer Cyclicals                      6.0%        7.4%         (1.4)%
Consumer Staples                        8.5%       10.0%         (1.5)%
Energy                                  5.9%        5.4%          0.5%
Financials                             12.7%       12.9%         (0.2)%
Health Care                            14.2%       11.5%          2.7%
Technology                             33.4%       33.0%          0.4%
Transportation                          0.4%        0.6%         (0.2)%
Utilities                               2.8%        2.5%          0.3%

-------------------------------------------
                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
-------------------------------------------
General Electric Co.                4.2%
Intel Corp.                         3.8%
Cisco Systems, Inc.                 3.8%
Pfizer, Inc.                        3.5%
Microsoft Corp.                     2.4%
Citigroup Inc.                      2.4%
Exxon Mobil Corp.                   2.2%
Merck & Co., Inc.                   1.7%
Johnson & Johnson                   1.7%
Oracle Corp.                        1.7%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

52 See Definition of Terms.

                                                 Aetna Real Estate Securities VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Real Estate VP           12/15/97  12/31/97                        12/31/98                        12/31/99          6/30/00
Aetna Real Estate VP       10,000  10,363   10,343   9,960   9,217   9,031   8,513   9,585   8,876    8,651   8,842    9,722
NAREIT Equity REIT Index   10,000  10,236   10,188   9,720   8,698   8,444   8,037   8,848   8,136    8,054   8,247    9,117

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/15/97       1.43%     -1.11%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        AETNA REAL ESTATE SECURITIES VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Real Estate Securities VP (Real Estate) generated a 12.38% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, NAREIT Equity REIT Index(c), returned 13.19% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

March witnessed a broadening of the U.S. equity markets as money poured out of the momentum-driven tech and biotech stocks and into some of the more traditional "old economy" stocks. Real Estate Investment Trusts (REITs) enjoyed increased attention as investors began shifting their focus back to fundamental characteristics and earnings quality as the basis for choosing attractive stocks. For the six months ending June 30, 2000, the NAREIT Equity REIT Index returned 13.19%, 1000 or more basis points over the Standard & Poor's 500 Index(a), Russell 2000 Index(g) and NASDAQ Composite Index(d). (One basis point equals one hundredth of a percent, or 0.01%.)

There are a number of reasons why investors are regaining confidence in REITs:

Valuations continue to remain attractive. Strong real estate fundamentals and cash flows have driven the net asset values of REITs higher. Even with the recent surge in the group's performance, few REITs trade at a premium to their underlying net asset values, with many still trading at a discount.


                                                     See Definition of Terms. 53

Expected total returns in 2000 for REITs are 15% on average. The average REIT dividend yield is currently 7-8%. Earnings growth has stabilized and is expected to be 7-8% for 2000.

REIT managers are proving that they can add shareholder value and generate internal growth. With less access to the capital markets, REIT managers have been re-deploying assets and cash to strengthen their property portfolios. The free cash flow generated from these better-performing properties has also been used to keep leverage levels down and buy back stock.

Continued interest rate increases in 2000 remain a potential risk to earnings. Since REITs typically finance themselves with short-term and long-term debt, interest rate increases can have a negative impact on earnings since it raises the cost of capital.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The Portfolio's performance was helped during the period by a shift to an overweight position in the office sector, in order to take advantage of this group's strong fundamentals going forward. Good stock selection in the hotel and retail sectors also helped performance. Starwood Hotels & Resorts (up 40% year-to-date) increased over 10% in June as the press speculated that the company was entering merger talks with Bass, Plc.

We reduced the Portfolio's exposure to the multi-family sector, which had a negative impact on performance as this sector continued its strong performance. We continue to be underweight the retail REITs as concerns over a slowdown in consumer spending plague department stores and specialty retailers. We also continue to be underweight in both healthcare and hotel REITs.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect the current volatility in the U.S. equity markets to continue in the near term. Notwithstanding, we believe REITs will hold their own in this environment. We expect REIT valuations to increase, though remain significantly below the peak levels reached by the group in October, 1997.

The Portfolio invests in real estate investment securities that involve certain risks including management skills, changes in general or regional economy, changes in property value and refinancing.

----------------------------------------------------
                                           % OF NET
TOP TEN EQUITY HOLDINGS                     ASSETS
----------------------------------------------------
Boston Properties, Inc.                      5.3%
Equity Office Properties Trust               5.0%
Equity Residential Properties Trust          4.5%
ProLogis Trust                               4.2%
Spieker Properties, Inc.                     3.9%
Simon Property Group, Inc.                   3.6%
Apartment Investment & Management Co.        3.2%
Vornado Realty Trust                         3.0%
Liberty Property Trust                       2.8%
SL Green Realty Corp.                        2.6%

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

54 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(c) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(d) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(e) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(f) The Russell Mid-Cap Index is a market capitalization-weighted index of medium-capitalization value-orientated stocks of U.S. corporations.

(g) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(h) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BALANCED
--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
COMMON STOCKS (59.8%)
AEROSPACE/DEFENSE (0.3%)
Alliant Techsystems, Inc. + ........        21,100         $   1,422,931
Boeing Co. .........................        62,700             2,621,644
General Dynamics Corp. .............        13,200               689,700
Northrop Grumman Corp. .............         5,300               351,125
                                                         ---------------
                                                               5,085,400
                                                         ---------------
AGRICULTURE (0.4%)
Archer-Daniels-Midland Co. .........        47,920               470,215
Delta & Pine Land Co. ..............       117,100             2,934,819
Veterinary Centers of America,
 Inc. + ............................       230,500             3,169,375
                                                         ---------------
                                                               6,574,409
                                                         ---------------
AIR FREIGHT (0.1%)
FedEx Corporation + ................        21,740               826,120
                                                         ---------------
AIRLINES (0.2%)
America West Holdings Corp. + ......       208,800             3,575,700
AMR Corp. + ........................         5,300               140,119
Delta Air Lines, Inc. ..............         4,500               227,531
Southwest Airlines Co. .............        35,137               665,407
                                                         ---------------
                                                               4,608,757
                                                         ---------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ................        16,700               517,700
Alcoa Inc. .........................        68,912             1,998,448
                                                         ---------------
                                                               2,516,148
                                                         ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ...........         8,200                91,225
Dana Corp. .........................        20,882               442,437
Delphi Automotive Systems Corp. ....        58,500               851,906
Genuine Parts Co. ..................        18,700               374,000
Snap-On, Inc. ......................         8,500               226,313
TRW, Inc. ..........................         8,900               386,038
Visteon Corp. ......................        10,737               130,180
                                                         ---------------
                                                               2,502,099
                                                         ---------------
AUTOMOBILES (0.4%)
Ford Motor Co. .....................        82,000             3,526,000
General Motors Corp. + .............        67,400             3,913,412
                                                         ---------------
                                                               7,439,412
                                                         ---------------
BANKS (MAJOR REGIONAL) (1.1%)
Bank of New York Co., Inc. .........        54,200             2,520,300
BB&T Corp. .........................        27,600               658,950
Comerica, Inc. .....................         5,700               255,788
Fifth Third Bancorp ................        21,400             1,353,550
Firstar Corp. ......................        34,864               734,323
Fleet Boston Financial Corp. .......        96,700             3,287,800
Huntington Bancshares Inc. .........        22,627               357,789
Mellon Financial Corp. .............        36,700             1,337,256
Northern Trust Corp. ...............        16,700             1,086,544
Old Kent Financial Corp. ...........         4,935               132,011
PNC Bank Corp. .....................        24,800             1,162,500
SouthTrust Corp. ...................         5,900               133,488
State Street Corp. .................        11,800             1,251,537

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Summit Bancorp .....................        17,700         $     435,862
Suntrust Banks, Inc. ...............        25,700             1,174,169
Synovus Financial Corp. ............        21,500               378,938
Union Planters Co. .................         4,800               134,100
Wachovia Corp. .....................        17,600               954,800
Wells Fargo & Co. ..................       114,800             4,448,500
                                                         ---------------
                                                              21,798,205
                                                         ---------------
BANKS (MONEY CENTER) (0.6%)
Bank of America Corp. ..............       118,900             5,112,700
Chase Manhattan Corp. ..............        87,600             4,035,075
First Union Corp. ..................        70,500             1,749,281
J.P. Morgan & Co. ..................        12,400             1,365,550
                                                         ---------------
                                                              12,262,606
                                                         ---------------
BANKS (REGIONAL) (0.3%)
Banknorth Group, Inc. ..............       167,800             2,569,437
Citizens Banking Corp. .............        19,400               314,947
East West Bancorp, Inc. ............       123,700             1,778,188
Wilmington Trust Corp. .............        19,600               837,900
                                                         ---------------
                                                               5,500,472
                                                         ---------------
BEVERAGES (NON-ALCOHOLIC) (0.3%)
Coca-Cola Co. (The) ................        89,300             5,129,169
Coca-Cola Enterprises Inc. .........        34,200               557,887
                                                         ---------------
                                                               5,687,056
                                                         ---------------
BEVERAGES (ALCOHOLIC) (0.2%)
Anheuser-Busch Co., Inc. ...........        35,500             2,651,406
Brown-Forman Corp. + ...............         2,800               150,500
Coors (Adolph) Co. .................         5,000               302,500
                                                         ---------------
                                                               3,104,406
                                                         ---------------
BIOTECHNOLOGY (0.9%)
Alliance Pharmaceutical Corp. + ....       133,200             1,498,500
Amgen, Inc. + ......................        73,400             5,156,350
Coulter Pharmaceutical, Inc. .......        49,500             1,014,750
Enzon, Inc. + ......................        60,500             2,571,250
IDEC Pharmaceuticals Corp. + .......        13,400             1,571,987
Immunomedics, Inc. + ...............       120,100             2,942,450
Protein Design Labs, Inc. + ........        10,200             1,682,522
                                                         ---------------
                                                              16,437,809
                                                         ---------------
BROADCASTING (TV, RADIO & CABLE) (0.2%)
Citadel Communications Corp. + .....        38,000             1,327,625
Mediaone Group, Inc. (1) ...........        44,000             2,917,805
                                                         ---------------
                                                               4,245,430
                                                         ---------------
BUILDING MATERIALS GROUP (0.0%)
Armstrong Holdings, Inc. ...........         4,200                64,312
Masco Corp. ........................        30,300               547,294
                                                         ---------------
                                                                 611,606
                                                         ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc. + ......        49,600             3,034,900
Sprint PCS + .......................        62,500             3,718,750
                                                         ---------------
                                                               6,753,650
                                                         ---------------
CHEMICALS (0.3%)
Air Products and Chemicals, Inc. ...        17,500               539,219

56 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
CHEMICALS (CONTINUED)
Dow Chemical Co. ...................        48,600        $    1,467,113
Du Pont (E.I.) de Nemours ..........        36,000             1,575,000
Eastman Chemical Co. ...............         6,000               286,500
Praxair, Inc. ......................         5,900               220,881
Rohm & Haas Co. ....................        16,100               555,450
Union Carbide Corp. ................         4,500               222,750
                                                         ---------------
                                                               4,866,913
                                                         ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ....................        10,600               180,863
FMC Corp. + ........................         3,900               226,200
                                                         ---------------
                                                                 407,063
                                                         ---------------
CHEMICALS - SPECIALITY (0.2%)
Ecolab, Inc. .......................        13,400               523,438
Grace (W.R.) & Co. + ...............         7,200                87,300
Hercules, Inc. .....................         9,200               129,375
International Flavors & Fragrances,
 Inc................................         4,300               129,806
Minerals Technologies Inc. .........        52,400             2,410,400
Sigma-Aldrich Corp. ................        10,100               295,425
                                                         ---------------
                                                               3,575,744
                                                         ---------------
COMMUNICATIONS EQUIPMENT (2.4%)
ADC Telecommunications, Inc. + .....        31,400             2,633,675
Cable Design Technologies, Inc. + ..        48,500             1,624,750
Comverse Technology, Inc. + ........        16,600             1,543,800
Corning, Inc. ......................        22,000             5,937,250
Harris Corp. .......................        37,800             1,237,950
L-3 Communications Holdings, Inc. +         45,400             2,590,638
Motorola, Inc. .....................       153,600             4,464,000
Nortel Networks Corp. ..............       290,700            19,840,275
QUALCOMM Inc. + ....................        51,000             3,060,000
Scientific-Atlanta, Inc. ...........        17,600             1,311,200
Tellabs, Inc. + ....................        13,900               951,281
                                                         ---------------
                                                              45,194,819
                                                         ---------------
COMPUTERS (HARDWARE) (3.0%)
Apple Computer, Inc. + .............        35,400             1,854,075
Compaq Computer Corp. ..............       122,200             3,123,737
Dell Computer Corp. + ..............       185,200             9,132,675
Emulex Corp. + .....................        25,300             1,661,894
Gateway, Inc. + ....................        22,400             1,271,200
Hewlett-Packard Co. ................        92,800            11,588,400
International Business Machines
 Corp...............................       122,000            13,366,625
MRV Communications, Inc. + .........        40,300             2,710,175
NCR Corp. + ........................         7,400               288,138
Sun Microsystems, Inc. + ...........       141,900            12,904,031
                                                         ---------------
                                                              57,900,950
                                                         ---------------
COMPUTERS (NETWORKING) (2.2%)
3Com Corp. + .......................        12,200               703,025
Cabletron Systems,  Inc. + .........        12,700               320,675
Cisco Systems, Inc. + ..............       622,100            39,542,231
Network Appliance, Inc. + ..........        22,600             1,819,300
                                                         ---------------
                                                              42,385,231
                                                         ---------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
COMPUTERS (PERIPHERALS) (1.1%)
EMC Corp. + ........................       197,600        $   15,202,850
Lexmark International Group, Inc. +          9,600               645,600
M-Systems Flash Disk Pioneers Ltd. +        23,900             1,861,213
Oak Technology,  Inc. ..............       121,000             2,609,062
Seagate Technology, Inc. + .........         7,900               434,500
                                                         ---------------
                                                              20,753,225
                                                         ---------------
COMPUTERS SOFTWARE/SERVICES (4.9%)
Adobe Systems, Inc. ................        13,000             1,690,000
America Online, Inc. + .............       159,500             8,413,625
American Management Systems, Inc. +         73,000             2,396,453
Celera Genomics ....................         7,400               691,900
Citrix Systems, Inc. + .............        13,600               257,550
Computer Associates International,
 Inc................................        44,300             2,267,606
Entrust Technologies, Inc. + .......        68,100             5,635,275
ePresence, Inc. ....................        97,300               705,425
Go2Net, Inc. + .....................        62,700             3,154,594
Microsoft Corp. + ..................       371,600            29,728,000
Novell, Inc. + .....................        24,000               222,000
Oracle Corp. + .....................       295,900            24,874,094
Siebel Systems, Inc. + .............        17,500             2,862,344
Unisys Corp. + .....................        22,600               329,113
VERITAS Software Corp. + ...........        40,800             4,611,037
Yahoo! Inc. + ......................        38,800             4,806,350
                                                         ---------------
                                                              92,645,366
                                                         ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ...............         7,600               324,425
                                                         ---------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ........        14,700               655,988
Household International, Inc. ......        33,800             1,404,812
MBNA Corp. .........................        60,375             1,637,672
Metris Companies, Inc. .............        46,350             1,164,544
Providian Financial Corp. ..........        10,400               936,000
                                                         ---------------
                                                               5,799,016
                                                         ---------------
CONTAINERS - METAL & GLASS (0.0%)
Owens-Illinois, Inc. + .............        11,400               133,238
                                                         ---------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. ....................         5,500               184,938
Temple-Inland Inc. .................         4,300               180,600
                                                         ---------------
                                                                 365,538
                                                         ---------------
DISTRIBUTORS (FOOD & HEALTH) (0.1%)
Cardinal Health, Inc. ..............        19,900             1,472,600
SUPERVALU, Inc. ....................         9,900               188,719
Sysco Corp. ........................        25,200             1,061,550
                                                         ---------------
                                                               2,722,869
                                                         ---------------
ELECTRIC COMPANIES (0.8%)
Ameren Corp. .......................        10,600               357,750
American Electric Power Co. ........        23,900               708,038
Cinergy Corp. ......................        12,100               307,794
Consolidated Edison, Inc. ..........        24,300               719,887
Constellation Energy Group .........        15,300               498,206
CP&L, Inc. .........................        15,000               479,063

                                           See Notes to Financial Statements. 57

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
ELECTRIC COMPANIES (CONTINUED)
Dominion Resources, Inc. ...........        17,258        $      739,937
DTE Energy Co. .....................        21,500               657,094
Duke Energy Corp. ..................        30,500             1,719,437
Edison International Inc. ..........        30,200               619,100
Entergy Corp. ......................        20,000               543,750
FirstEnergy Corp. ..................        15,000               350,625
Florida Progress Corp. .............         7,500               351,563
FPL Group, Inc. ....................        14,500               717,750
GPU, Inc. ..........................        12,500               338,281
Independent Energy Holdings + ......        77,700               645,881
Peco Energy Co. ....................        13,300               536,156
PG&E Corp. .........................        31,700               780,612
PPL Corporation ....................        17,100               375,131
Public Service Enterprise Group,
 Inc................................        23,100               799,837
Reliant Energy Inc. ................        20,700               611,944
Southern Co. .......................        45,900             1,070,044
TXU Corp. ..........................        24,000               708,000
Unicom Corp. .......................        15,200               588,050
                                                         ---------------
                                                              15,223,930
                                                         ---------------
ELECTRICAL EQUIPMENT (3.5%)
Artesyn Technologies, Inc. + .......        40,800             1,134,750
C&D Technologies, Inc. .............        64,600             3,649,900
Cohu,  Inc. ........................        90,500             2,440,672
Cooper Industries, Inc. ............        11,300               367,956
Emerson Electric Co. ...............        37,800             2,282,175
Flextronics International Ltd. + ...        58,800             4,038,825
General Electric Co. ...............       884,700            46,889,100
Littlefuse,  Inc. + ................        45,700             2,239,300
Molex, Inc. ........................         7,500               360,937
Plexus Corp. + .....................        25,100             2,836,300
Rockwell International Corp. .......        16,200               510,300
Thomas & Betts Corp. ...............         5,500               105,188
                                                         ---------------
                                                              66,855,403
                                                         ---------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.0%)
Grainger (W.W.), Inc. ..............         7,100               218,769
                                                         ---------------
ELECTRONICS (DEFENSE) (0.1%)
Mercury Computer Systems, Inc. + ...        71,400             2,307,113
                                                         ---------------
ELECTRONICS (INSTRUMENTS) (0.3%)
Agilent Technologies, Inc. .........        35,393             2,610,234
Varian, Inc. + .....................        50,000             2,306,250
                                                         ---------------
                                                               4,916,484
                                                         ---------------
ELECTRONICS (SEMICONDUCTORS) (4.5%)
Adaptec, Inc. + ....................        12,300               279,825
Advanced Micro Devices Corp. + .....        11,900               919,275
Altera Corp. + .....................        21,400             2,181,462
ANADIGICS, Inc. + ..................        71,700             2,442,281
Analog Devices, Inc. + .............        37,400             2,842,400
Conexant Systems, Inc. + ...........        21,900             1,064,888
General Semiconductor Corp. + ......       137,500             2,028,125
Intel Corp. ........................       344,800            46,095,450
Linear Technology Corp. ............        33,400             2,135,513

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
ELECTRONICS (SEMICONDUCTORS) (CONTINUED)
LSI Logic Corp. + ..................        31,800        $    1,721,175
Maxim Integrated Products, Inc. + ..        19,400             1,317,988
Micron Technology, Inc. + ..........        36,800             3,240,700
National Semiconductor Corp. + .....        16,900               959,075
PLX Technology Inc. ................        34,400             1,427,600
Texas Instruments, Inc. ............       169,400            11,635,662
Transwitch Corp. + .................        43,100             3,326,781
Xilinx, Inc. + .....................        33,700             2,782,356
                                                         ---------------
                                                              86,400,556
                                                         ---------------
ENGINEERING & CONSTRUCTION (0.2%)
Dycom Industries, Inc. + ...........        39,000             1,794,000
Fluor Corp. ........................         5,800               183,425
Jacobs Engineering Group, Inc. + ...        71,300             2,330,619
                                                         ---------------
                                                               4,308,044
                                                         ---------------
ENTERTAINMENT (1.0%)
Time Warner, Inc. ..................        82,100             6,239,600
Viacom, Inc. + .....................        95,800             6,532,362
Walt Disney Co. (The) + ............       150,000             5,821,875
                                                         ---------------
                                                              18,593,837
                                                         ---------------
EQUIPMENT (SEMICONDUCTORS) (1.1%)
Applied Materials, Inc. + ..........        78,200             7,086,875
Asyst Technologies, Inc. ...........        58,300             1,996,775
KLA Instruments Corp. + ............        19,300             1,130,256
Kulicke & Soffa Industries, Inc. + .        39,900             2,369,063
Silicon Valley Group, Inc. + .......        41,400             1,071,225
Teradyne, Inc. + ...................        18,300             1,345,050
Varian Semiconductor Equipment
 Associates, Inc. + ................        49,400             3,102,937
Veeco Instruments Inc. + ...........        44,100             3,230,325
                                                         ---------------
                                                              21,332,506
                                                         ---------------
FINANCIAL (DIVERSIFIED) (2.4%)
American Express Co. ...............        96,600             5,035,275
Associates First Capital Corp. .....        50,200             1,120,087
Citigroup Inc. .....................       359,500            21,659,875
Federal National Mortgage
 Association........................        91,200             4,759,500
Freddie Mac Corp. ..................        51,300             2,077,650
Morgan Stanley Dean Witter & Co. ...       105,100             8,749,575
Mutual Risk Management Ltd. ........       149,900             2,595,144
SLM Holding Corp. ..................        15,000               561,563
                                                         ---------------
                                                              46,558,669
                                                         ---------------
FOODS (1.0%)
Bestfoods ..........................        21,400             1,481,950
Conagra, Inc. ......................        41,700               794,906
General Mills, Inc. ................        12,000               459,000
Heinz (H.J.) Co. ...................        27,000             1,181,250
Kellogg Co. ........................        16,200               481,950
Nabisco Group Holdings Corp. .......        24,800               643,250
PepsiCo, Inc. ......................       112,800             5,012,550
Quaker Oats Co. ....................         9,800               736,225
Ralston-Ralston Purina Group .......        26,400               526,350
Sara Lee Corp. .....................        63,400             1,224,413

58 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
FOODS (CONTINUED)
Suiza Foods Corp. + ................        60,100        $    2,937,387
Unilever NV ........................        40,800             1,754,400
Universal Foods Corp. ..............        59,600             1,102,600
Wrigley (Wm.) Jr. Co. + ............         9,300               745,744
                                                         ---------------
                                                              19,081,975
                                                         ---------------
FOOTWEAR (0.0%)
Nike, Inc. .........................        14,600               581,263
                                                         ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .....         9,800               205,188
                                                         ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ...............         4,900               192,631
                                                         ---------------
HEALTH CARE (DRUGS) (0.2%)
Medicis Pharmaceutical Corp. + .....        69,700             3,972,900
                                                         ---------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (4.1%)
Catalytica, Inc. + .................       253,800             2,791,800
Cubist Pharmaceuticals, Inc. + .....        47,300             2,329,525
Eli Lilly & Co. ....................       116,500            11,635,437
Merck & Co., Inc. ..................       205,600            15,754,100
Pfizer, Inc. .......................       649,375            31,170,000
Pharmacia Corporation ..............        90,225             4,663,505
Schering Plough ....................       106,200             5,363,100
Titan Pharmaceuticals, Inc. + ......        43,900             1,887,700
United Therapeutics Corporation ....        21,500             2,330,063
                                                         ---------------
                                                              77,925,230
                                                         ---------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
HCA - The Healthcare Corp. .........        36,700             1,114,762
LifePoint Hospitals, Inc. + ........        69,600             1,548,600
Tenet Healthcare Corp. + ...........        25,000               675,000
                                                         ---------------
                                                               3,338,362
                                                         ---------------
HEALTH CARE (MANAGED CARE) (0.3%)
Coventry Health Care, Inc. + .......        90,700             1,208,861
Foundation Health Systems, Inc. + ..       196,900             2,559,700
Oxford Health Plans, Inc. + ........        18,500               440,531
UnitedHealth Group Incorporated ....        17,000             1,457,750
Wellpoint Health Networks, Inc. + ..         5,000               362,188
                                                         ---------------
                                                               6,029,030
                                                         ---------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.8%)
Bausch & Lomb, Inc. ................         6,500               502,938
Baxter International, Inc. .........        26,700             1,877,344
Biomet, Inc. .......................         8,000               307,500
Datascope Corp. + ..................        79,400             2,858,400
Guidant Corp. + ....................        12,300               608,850
Medtronic, Inc. + ..................        85,800             4,273,912
PE Corp-PE Biosystems Group ........        15,600             1,027,650
VISX, Inc. + .......................       105,400             2,957,787
                                                         ---------------
                                                              14,414,381
                                                         ---------------
HEALTH CARE (SPECIAL SERVICES) (0.1%)
IMPATH Inc. + ......................        36,800             1,996,400
                                                         ---------------
HEALTH CARE DIVERSIFIED (1.5%)
Abbott Laboratories ................       106,600             4,750,362
Allergan, Inc. .....................         9,500               707,750

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
HEALTH CARE DIVERSIFIED (CONTINUED)
American Home Products Corp. .......        46,700        $    2,743,625
Bristol-Myers Squibb Co. ...........       139,800             8,143,350
Johnson & Johnson ..................       124,400            12,673,250
                                                         ---------------
                                                              29,018,337
                                                         ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. ........        96,000             2,304,000
Leggett & Platt, Inc. ..............        15,000               247,500
Maytag Corp. .......................        10,400               383,500
Whirlpool Corp. ....................         7,400               345,025
                                                         ---------------
                                                               3,280,025
                                                         ---------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.4%)
Clorox Co. .........................         9,500               425,719
Colgate-Palmolive Co. ..............        43,800             2,622,525
Fort James Corp. ...................        18,300               423,187
Kimberly-Clark Corp. ...............        39,400             2,260,575
Procter & Gamble Co. ...............        47,500             2,719,375
                                                               8,451,381
                                                         ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ...............        16,800               387,450
Newell Rubbermaid Inc. .............        10,000               257,500
                                                         ---------------
                                                                 644,950
                                                         ---------------
INSURANCE (LIFE/HEALTH) (0.3%)
AFLAC, Inc. ........................        19,600               900,375
American General Corp. .............        20,200             1,232,200
Jefferson-Pilot Corp. ..............         7,600               428,925
Lincoln National Corp. .............        14,200               512,975
ReliaStar Financial Corp. ..........        53,200             2,789,675
Torchmark Corp. ....................        13,200               325,875
                                                         ---------------
                                                               6,190,025
                                                         ---------------
INSURANCE (MULTI-LINE) (1.0%)
American International Group, Inc. .       137,800            16,191,500
CIGNA Corp. ........................        16,000             1,496,000
Hartford Financial Services Group,
 Inc................................        16,300               911,781
Loews Corp. ........................        10,800               648,000
                                                         ---------------
                                                              19,247,281
                                                         ---------------
INSURANCE (PROPERTY/CASUALTY) (0.4%)
Allstate Corp. (The) ...............        51,200             1,139,200
Chubb Corp. ........................        13,800               848,700
Cincinnati Financial Corp. .........        11,400               358,387
Horace Mann Educators Corp. ........       168,900             2,533,500
MBIA, Inc. .........................         3,700               178,294
MGIC Investment Corp. ..............         9,700               441,350
Radian Group Inc. ..................        39,100             2,023,425
St. Paul Co., Inc. .................         8,030               274,024
                                                         ---------------
                                                               7,796,880
                                                         ---------------
INSURANCE BROKERS (0.3%)
Gallagher (Arthur J.) & Co. ........        69,000             2,898,000
Marsh & McLennan Co., Inc. .........        20,100             2,099,194
                                                         ---------------
                                                               4,997,194
                                                         ---------------
INVESTMENT BANKING/BROKERAGE (0.4%)
Bear Stearns Co., Inc. (The) .......         4,079               169,788


                                           See Notes to Financial Statements. 59

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
INVESTMENT BANKING/BROKERAGE (CONTINUED)
Charles Schwab Corp. ...............        43,300        $    1,455,962
Lehman Brothers Holdings Inc. ......        13,400             1,267,138
Merrill Lynch & Co., Inc. ..........        41,000             4,715,000
Paine Webber Group Inc. ............        13,500               614,250
                                                         ---------------
                                                               8,222,138
                                                         ---------------
INVESTMENT MANAGEMENT (0.2%)
Franklin Resources, Inc. ...........        25,900               786,712
T. Rowe Price & Associates .........        47,500             2,018,750
                                                         ---------------
                                                               2,805,462
                                                         ---------------
LEISURE TIME (PRODUCTS) (0.3%)
Brunswick Corp. ....................        10,200               168,937
Callaway Golf Co. ..................        93,500             1,525,219
Harley-Davidson, Inc. ..............        24,000               924,000
Hasbro, Inc. .......................         7,050               106,191
Premier Parks Inc. + ...............       114,300             2,600,325
                                                         ---------------
                                                               5,324,672
                                                         ---------------
LODGING - HOTELS (0.0%)
Marriott International, Inc. .......        12,400               447,175
                                                         ---------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ..................        13,500               457,312
Deere & Co. ........................        19,300               714,100
Dover Corp. ........................        18,400               746,350
Ingersoll-Rand Co. .................        12,000               483,000
Mettler-Toledo International, Inc. +        43,000             1,720,000
                                                         ---------------
                                                               4,120,762
                                                         ---------------
MANUFACTURING (DIVERSIFIED) (0.8%)
Crane Co. ..........................         9,000               218,813
Danaher Corp. ......................        10,000               494,375
Eaton Corp. ........................         6,700               448,900
Honeywell International Inc. .......        57,099             1,923,523
Illinois Tool Works, Inc. ..........        24,400             1,390,800
ITT Industries, Inc. ...............        12,100               367,537
Johnson Controls, Inc. .............         6,000               307,875
Minnesota Mining and Manufacturing
 Co.................................        31,900             2,631,750
Parker-Hannifin Corp. ..............         9,200               315,100
PPG Industries Inc. ................        14,300               633,669
Textron, Inc. ......................        13,600               738,650
Tyco International Ltd. ............       121,500             5,756,062
                                                         ---------------
                                                              15,227,054
                                                         ---------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. ...............        12,100               812,213
Pall Corp. .........................        10,100               186,850
Sealed Air Corp. + .................         6,400               335,200
United Technologies Corp. ..........        34,100             2,007,637
                                                         ---------------
                                                               3,341,900
                                                         ---------------
METAL FABRICATORS (0.1%)
Mueller Industries, Inc. + .........        43,400             1,215,200
                                                         ---------------
METALS MINING (0.0%)
Phelps Dodge Corp. .................         6,500               241,719
                                                         ---------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. .................        30,100               547,444

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
MISCELLANEOUS METALS (CONTINUED)
Inco Ltd. + ........................        20,700        $      318,262
Placer Dome, Inc. ..................        24,800               237,150
                                                         ---------------
                                                               1,102,856
                                                         ---------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.4%)
Coastal Corp. (The) ................        18,100             1,101,837
Columbia Energy Group ..............         8,700               570,937
El Paso Energy Corp. ...............        18,900               962,719
Enron Corp. ........................        47,800             3,083,100
NICOR, Inc. ........................         5,100               166,388
Sempra Energy ......................        20,400               346,800
Southwest Gas Corp. ................        82,900             1,450,750
Williams Co., Inc. (The) ...........        16,400               683,675
                                                         ---------------
                                                               8,366,206
                                                         ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. .................         9,500               380,000
                                                         ---------------
OIL (0.5%)
Royal Dutch Petroleum Co. ..........       147,500             9,080,469
                                                         ---------------
OIL & GAS (DRILLING & EQUIPMENT) (0.4%)
Baker Hughes Inc. ..................        13,600               435,200
BJ Services Co. + ..................        28,600             1,787,500
Marine Drilling Companies, Inc. + ..       128,900             3,609,200
Rowan Co., Inc. + ..................        11,100               337,162
Transocean Sedco Forex Inc. ........         8,731               466,563
                                                         ---------------
                                                               6,635,625
                                                         ---------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.5%)
Anadarko Petroleum Corp. ...........        10,200               502,988
Apache Corp. .......................        12,200               717,512
Burlington Resources, Inc. .........        17,400               665,550
Kerr-McGee Corp. ...................         9,300               548,119
Triton Energy Ltd. + ...............       118,000             4,638,875
Unocal Corp. .......................        20,100               665,812
Vintage Petroleum, Inc. + ..........        99,600             2,247,225
                                                         ---------------
                                                               9,986,081
                                                         ---------------
OIL & GAS (REFINING & MARKETING) (0.2%)
Tosco Corp. ........................        17,400               492,637
Valero Energy Corp. ................       103,600             3,289,300
                                                         ---------------
                                                               3,781,937
                                                         ---------------
OIL (DOMESTIC INTEGRATED) (0.2%)
Amerada Hess Corp. .................         9,700               598,975
Conoco Inc. ........................        32,900               808,106
Occidental Petroleum Corp. .........        26,800               564,475
Phillips Petroleum Co. .............        27,300             1,383,769
USX-Marathon Group .................        25,600               641,600
                                                         ---------------
                                                               3,996,925
                                                         ---------------
OIL (INTERNATIONAL INTEGRATED) (1.6%)
Chevron Corp. ......................        44,800             3,799,600
Exxon Mobil Corp. ..................       311,300            24,437,050
Texaco, Inc. .......................        57,200             3,045,900
                                                         ---------------
                                                              31,282,550
                                                         ---------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ................         6,500               168,188

60 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
PAPER & FOREST PRODUCTS (CONTINUED)
Georgia-Pacific Corp. ..............        17,600        $      462,000
International Paper Co. ............        36,195             1,079,063
Louisiana-Pacific Corp. ............       138,400             1,505,100
Mead Corp. .........................        10,200               257,550
Potlatch Corp. .....................        63,500             2,103,437
Westvaco Corp. .....................        10,600               263,012
Weyerhaeuser Co. ...................        16,400               705,200
Willamette Industries, Inc. ........        12,900               351,525
                                                         ---------------
                                                               6,895,075
                                                         ---------------
PERSONAL CARE (0.1%)
Avon Products, Inc. ................        10,000               445,000
Gillette Co. .......................        38,500             1,345,094
                                                         ---------------
                                                               1,790,094
                                                         ---------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ..................        22,000             1,309,000
Infocus Corp. ......................        88,200             2,838,937
Pinnacle Systems, Inc. + ...........        80,400             1,807,744
                                                         ---------------
                                                               5,955,681
                                                         ---------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ........................        29,000             1,323,125
                                                         ---------------
PUBLISHING (0.3%)
Houghton Mifflin Co. ...............        35,900             1,676,081
McGraw-Hill Co., Inc. ..............        13,600               734,400
Meredith Corp. .....................        88,100             2,973,375
                                                         ---------------
                                                               5,383,856
                                                         ---------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ..............         5,200               380,900
Gannett Co., Inc. ..................        19,300             1,154,381
Knight-Ridder, Inc. ................         9,100               484,006
New York Times Co. .................        16,100               635,950
Tribune Co. ........................        20,800               728,000
                                                         ---------------
                                                               3,383,237
                                                         ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. .        31,300               717,944
Kansas City Southern Industries,
 Inc................................        10,500               931,218
Union Pacific Corp. ................        19,600               728,875
                                                         ---------------
                                                               2,378,037
                                                         ---------------
REIT DIVERSIFIED (0.1%)
Trizec Hahn Corp. ..................       104,700             1,871,513
                                                         ---------------
RESTAURANTS (0.3%)
Brinker International, Inc. + ......        63,200             1,848,600
Darden Restaurants, Inc. ...........         9,100               147,875
McDonald's Corp. ...................        96,400             3,175,175
Tricon Global Restaurants, Inc. + ..         5,100               144,075
                                                         ---------------
                                                               5,315,725
                                                         ---------------
RETAIL (BUILDING SUPPLIES) (0.6%)
Home Depot, Inc. ...................       206,500            10,312,093
Lowe's Co., Inc. ...................        27,500             1,129,219
Sherwin-Williams Co. ...............        11,700               247,894
                                                         ---------------
                                                              11,689,206
                                                         ---------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + ...............        20,400        $    1,290,300
Circuit City Stores, Inc. ..........        14,800               491,175
RadioShack Corporation .............        13,200               625,350
Tweeter Home Entertainment Group + .        55,800             1,694,925
                                                         ---------------
                                                               4,101,750
                                                         ---------------
RETAIL (DISCOUNTERS) (0.0%)
Dollar General Corp. ...............        12,125               236,438
                                                         ---------------
RETAIL (HOME SHOPPING) (0.2%)
Insight Enterprises, Inc. + ........        40,675             2,412,536
ValueVision International, Inc. + ..        87,300             2,095,200
                                                         ---------------
                                                               4,507,736
                                                         ---------------
RETAIL (DEPARTMENT STORES) (0.2%)
Federated Department Stores, Inc. +         20,400               688,500
J.C. Penney Co., Inc. ..............        20,900               385,344
Kohl's Corp. + .....................        27,000             1,501,875
May Department Stores Co. ..........        24,300               583,200
Sears, Roebuck & Co. ...............        25,400               828,675
                                                         ---------------
                                                               3,987,594
                                                         ---------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.4%)
Costco Wholesale Corp. + ...........        15,400               508,200
Kmart Corp. + ......................        51,000               347,438
Target Corporation .................        34,800             2,018,400
Wal-Mart Stores, Inc. ..............       398,300            22,952,037
                                                         ---------------
                                                              25,826,075
                                                         ---------------
RETAIL (SPECIALITY) (0.2%)
AutoZone, Inc. + ...................         5,500               121,000
Bed Bath & Beyond, Inc. + ..........        15,000               543,750
Casey's General Stores, Inc. .......       231,900             2,405,962
Staples, Inc. + ....................        33,700               518,137
Toys "R" Us, Inc. + ................        24,200               352,413
                                                         ---------------
                                                               3,941,262
                                                         ---------------
RETAIL SPECIALITY - APPAREL (0.2%)
Abercrombie & Fitch Co. + ..........       130,100             1,585,594
Gap, Inc. ..........................        29,200               912,500
The Limited, Inc. ..................        45,000               973,125
                                                         ---------------
                                                               3,471,219
                                                         ---------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ..........................        29,700             1,188,000
Walgreen Co. .......................        71,200             2,291,750
                                                         ---------------
                                                               3,479,750
                                                         ---------------
RETAIL STORES - FOOD CHAINS (0.1%)
Kroger Co. (The) + .................        59,600             1,314,925
Safeway, Inc. + ....................        18,300               825,788
                                                         ---------------
                                                               2,140,713
                                                         ---------------
SAVINGS & LOAN COMPANIES (0.3%)
Astoria Financial Corp. ............        79,600             2,049,700
FirstFed Financial Corp. + .........       119,300             1,685,112
Golden West Financial Corp. ........        16,500               673,406
Washington Mutual Fin. Corp. .......        39,900             1,152,113
                                                         ---------------
                                                               5,560,331
                                                         ---------------

                                           See Notes to Financial Statements. 61

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
SEMICONDUCTORS & ELECTRONIC (0.3%)
Galileo Technology Ltd. + ..........       146,100        $    3,141,150
Orbotech Ltd. + ....................        25,100             2,331,162
                                                         ---------------
                                                               5,472,312
                                                         ---------------
SERVICES (ADVERTISING/MARKETING) (0.1%)
Interpublic Group of Co., Inc. (The)        20,300               872,900
Omnicom Group, Inc. ................        13,900             1,237,968
Young And Rubicam, Inc. + ..........         5,300               303,094
                                                         ---------------
                                                               2,413,962
                                                         ---------------
SERVICES (COMMERCIAL & CONSUMER) (0.2%)
Cendant Corp. + ....................        28,000               392,000
Dun & Bradstreet Corp. .............         7,200               206,100
Getty Images, Inc. + ...............        55,800             2,068,087
H&R Block, Inc. ....................         9,000               291,375
IMS Health, Inc. ...................        12,100               217,800
                                                         ---------------
                                                               3,175,362
                                                         ---------------
SERVICES (COMPUTER SYSTEMS) (0.1%)
Computer Sciences Corp. + ..........        12,700               948,531
Electronic Data Systems Corp. ......        32,700             1,348,875
Sabre Holdings Corporation .........         8,960               255,360
                                                         ---------------
                                                               2,552,766
                                                         ---------------
SERVICES (DATA PROCESSING) (0.3%)
Automatic Data Processing, Inc. ....        44,100             2,362,106
First Data Corp. ...................        30,400             1,508,600
Paychex, Inc. ......................        31,950             1,341,900
                                                         ---------------
                                                               5,212,606
                                                         ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .......................         8,600               202,638
RR Donnelley & Sons Co. ............        14,400               324,900
                                                         ---------------
                                                                 527,538
                                                         ---------------
STEEL (0.0%)
Allegheny Technologies Incorporated          9,300               167,400
Nucor Corp. ........................         9,100               302,007
USX-US Steel Group, Inc. ...........        10,100               187,481
                                                         ---------------
                                                                 656,888
                                                         ---------------
TELEPHONE (1.6%)
ALLTEL Corp. .......................        11,300               699,894
Bell Atlantic Corp. ................       111,600             5,670,675
BellSouth Corp. ....................       131,600             5,609,450
CenturyTel, Inc. ...................         5,000               143,750
GTE Corp. ..........................        69,800             4,345,050
SBC Communications, Inc. ...........       240,400            10,397,300
U.S. WEST, Inc. ....................        36,300             3,112,725
                                                         ---------------
                                                              29,978,844
                                                         ---------------
TELEPHONE LONG DISTANCE (0.6%)
CapRock Communications Corp. + .....       101,200             1,973,400
Sprint Corp. .......................        62,000             3,162,000
WorldCom, Inc. .....................       102,000             4,679,250
                                                         ---------------
                                                               9,814,650
                                                         ---------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ................         4,700               165,675

                                         NUMBER OF             MARKET
                                           SHARES              VALUE
                                         ---------       ---------------
TEXTILES (APPAREL) (CONTINUED)
VF Corp. ...........................        13,000        $      309,563
                                                         ---------------
                                                                 475,238
                                                         ---------------
TOBACCO (0.2%)
Philip Morris Co., Inc. ............       167,000             4,435,937
UST, Inc. ..........................        13,000               190,938
                                                         ---------------
                                                               4,626,875
                                                         ---------------
TRUCKERS (0.0%)
Ryder System, Inc. .................         6,600               124,988
                                                         ---------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. ...........         6,800               185,300
Navistar International Corp. + .....         5,900               183,269
PACCAR, Inc. .......................         5,600               222,250
                                                         ---------------
                                                                 590,819
                                                         ---------------
TOTAL COMMON STOCKS (COST $948,814,355)                    1,141,526,722
                                                         ---------------
PREFERRED STOCKS (0.1%)
Global Crossing Holdings Ltd. ......        11,000             1,045,000
Seagram Co. Ltd. ...................        15,000               870,000
                                                         ---------------
TOTAL PREFERRED STOCKS (COST $1,837,341)                       1,915,000
                                                         ---------------

                                        PRINCIPAL
                                         AMOUNT
                                      ------------
PUT OPTIONS PURCHASED (0.0%)
Euro Option Put .9568, 07/06/00 ....  $ 30,381,000        $      198,620
Euro Option Put .9570, 07/06/00 ....    16,878,333                99,171
                                                         ---------------
TOTAL PUT OPTIONS PURCHASED (COST $696,561)                      297,791
                                                         ---------------
LONG-TERM BONDS AND NOTES (31.8%)
CORPORATE BONDS (6.9%)
Allied Waste North
 America, 10.00%, 08/01/09..........     1,625,000             1,373,125
Associates Corp. N.A., 6.25%,
 11/01/08 ..........................     3,015,000             2,703,701
Baker Hughes Inc., 6.25%, 01/15/09 .       410,000               376,323
Baker Hughes Inc., 6.88%, 01/15/29 .     1,240,000             1,105,373
Bombardier Capital
 Inc., 7.30%, 12/15/02..............     2,660,000             2,615,985
BP Amoco Plc, 5.90%, 04/15/09 ......       425,000               387,528
Charter Communications Holding
 LLC, 10.25%, 01/15/10..............       900,000               866,250
CIT Holdings LLC, 6.88%, 02/16/05 ..       530,000               506,669
Coastal Corp., 6.50%, 05/15/06 .....     3,355,000             3,179,500
CSC Holdings Inc., 7.88%, 02/15/18 .     1,390,000             1,278,544
CSC Holdings Inc., 8.13%, 07/15/09 .     1,430,000             1,379,950
DaimlerChrysler NA Holdings
 Inc., 7.20%, 09/01/09..............     3,420,000             3,292,400
Deere & Co., 8.10%, 05/15/30 .......       710,000               691,547
Deutche Telekom Int.
 Finance, 8.25%, 06/15/30 # ........     2,265,000             2,300,289
Diageo Capital Plc, 7.25%, 11/01/09      1,875,000             1,879,800
Dominion Resources,
 Inc., 8.13%, 06/15/10..............     1,320,000             1,332,164

62 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         PRINCIPAL            MARKET
                                          AMOUNT              VALUE
                                         ---------       ---------------
CORPORATE BONDS (CONTINUED)
Duke Energy Corp., 7.38%, 03/01/10 .  $  2,590,000        $    2,547,705
Edison International
 Inc., 6.88%, 09/15/04..............     2,590,000             2,513,569
Emerson Electric Co., 7.88%,
 06/01/05 ..........................     1,840,000             1,891,557
ERAC USA Finance Co., 6.95%,
 03/01/04 ++........................     1,572,000             1,502,140
Flag Telecom Holding
 Ltd., 11.63%, 03/30/10.............     1,100,000             1,067,000
Ford Motor Co., 7.45%, 07/16/31 ....     2,525,000             2,387,968
Ford Motor Credit
 Corp., 7.38%, 10/28/09.............     2,905,000             2,809,919
Ford Motor Credit
 Corp., 7.50%, 03/15/05.............     6,195,000             6,148,537
General Electric Capital
 Corp., 7.38%, 01/19/10.............     2,010,000             2,034,241
General Electric Capital
 Corp., 8.30%, 09/20/09.............     2,150,000             2,308,412
General Motors Acceptance
 Corp., 7.75%, 01/19/10.............     5,395,000             5,363,439
Global Crossing Holdings
 Ltd., 9.13%, 11/15/06..............     1,500,000             1,451,250
Global Crossing Holdings
 Ltd., 9.50%, 11/15/09..............       950,000               912,000
GTE California Inc., 7.65%, 03/15/07     3,010,000             3,003,589
GTE Corp., 6.70%, 09/01/09 .........     2,020,000             1,881,569
Honeywell International, 7.50%,
  03/01/10..........................     3,500,000             3,507,017
Household Finance
 Corp., 7.88%, 03/01/07.............     1,225,000             1,220,247
Huntsman ICI
 Chemicals, 10.13%, 07/01/09........     1,125,000             1,130,625
ICG Holdings Inc., Zero
 Coupon, 05/01/06...................     1,900,000             1,572,250
ICG Holdings Inc., Zero
 Coupon, 03/15/07...................       450,000               310,500
Impsat Fiber
 Networks, 13.75%, 02/15/05.........     5,000,000             4,487,500
International Bank Reconstruction &
 Development, 7.00%, 01/27/05.......       610,000               609,811
J. Seagram & Sons, 7.60%, 12/15/28 .     1,235,000             1,179,524
Kaman Corp., 6.00%, 03/15/12 .......       660,000               541,200
Keyspan Gas East, 7.88%, 02/01/10 ..     2,300,000             2,302,852
Metromedia International Group,
 Inc., 10.00%, 11/15/08.............       310,000               306,125
MGC Communications
 Inc., 13.00%, 04/01/10 ++ .........       675,000               634,500
Nextlink Communications,
 Zero Coupon, 06/01/09 .............       800,000               496,000
Norwest Financial,
 Inc., 5.38%, 09/30/03..............     3,000,000             2,823,240
Pepsi Bottling Holdings
 Inc., 5.63%, 02/17/09..............     2,485,000             2,218,732
Phillips Petroleum
 Co., 8.75%, 05/25/10...............     3,290,000             3,465,752
PP&L Transition Bond Co.
 Llc, 7.05%, 06/25/09...............     5,290,000             5,220,542
Qwest Communications International
 Inc., 7.50%, 11/01/08..............     2,050,000             1,985,241
Raytheon Co., 8.30%, 03/01/10 ......     1,765,000             1,777,532
RSL Communications
 Plc, 10.50%, 11/15/08..............     1,550,000             1,054,000
Sempra Energy, 7.95%, 03/01/10 .....     1,420,000             1,432,030
Telewest Communications Plc,
 Zero Coupon, 02/01/10 .............     1,250,000               671,875
Telewest Communications Plc,
 11.00%, 10/01/07 ..................       860,000               817,000
Tembec Industries
 Inc., 8.63%, 06/30/09..............       900,000               855,000
Tennessee Gas
 Pipeline, 7.00%, 10/15/28..........     4,100,000             3,591,149

                                         PRINCIPAL            MARKET
                                          AMOUNT              VALUE
                                         ---------       ---------------
CORPORATE BONDS (CONTINUED)
Texaco Capital, Inc., 5.50%,
 01/15/09 ..........................  $  1,830,000        $    1,615,634
Textron Financial
 Corp., 7.13%, 12/09/04.............     3,925,000             3,847,403
Time Warner Inc., 8.11%, 08/15/06 ..       900,000               916,344
U.S. West Communications
 Group, 7.20%, 11/01/04.............     2,815,000             2,765,428
United Technologies
 Corp., 7.50%, 09/15/29.............     1,790,000             1,768,413
Valero Energy Corp., 8.75%, 06/15/30     1,940,000             1,981,322
Viatel, Inc., 11.25%, 04/15/08 .....       800,000               592,000
Wal-Mart Stores, 6.88%, 08/10/09 ...     1,740,000             1,699,754
Wal-Mart Stores, 7.55%, 02/15/30 ...     1,695,000             1,735,053
Winstar Communications,
 Inc., 12.50%, 04/15/08.............       570,000               541,500
WorldCom, Inc., 8.00%, 05/15/06 ....     2,495,000             2,537,964
WorldCom, Inc., 8.25%, 05/15/10 ....     4,500,000             4,616,145
                                                         ---------------
TOTAL CORPORATE BONDS (COST $132,669,520)                    131,919,247
                                                         ---------------
FOREIGN OBLIGATIONS (2.0%)
Bundesobligation, 4.25%, 11/26/04 ..     8,910,000             8,273,694
Bundesrepub, 6.00%, 07/04/07 .......    11,940,000            11,943,434
French Treasury Note, 5.00%,
 07/12/05 ..........................    13,500,000            12,869,777
NTL Inc., Zero Coupon, 02/01/06 ....       800,000               736,000
Tyco International Group
 SA, 6.38%, 06/15/05................     3,740,000             3,567,698
                                                         ---------------
TOTAL FOREIGN OBLIGATIONS (COST $37,596,642)                  37,390,603
                                                         ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.2%)
DLJ Mortgage Acceptance
 Corp., 8.10%, 06/18/04.............     4,650,000             4,086,913
                                                         ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $4,650,000)                                             4,086,913
                                                         ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (16.7%)
Federal Home Loan Mortgage
 Corp., 6.88%, 01/15/05.............    18,100,000            17,986,875
Federal Home Loan Mortgage
 Corp., 7.00%, 03/15/10.............    29,630,000            29,380,367
Federal Home Loan Mortgage
 Corp., 7.00%, 07/14/25 # ..........    16,400,000            15,847,812
Federal Home Loan Mortgage
 Corp., 7.50%, 07/15/30 # ..........     6,000,000             5,920,800
Federal National Mortgage
 Association, 6.50%,
 11/01/28-08/01/29 .................    21,546,635            20,341,984
Federal National Mortgage
 Association, 6.50%, 07/01/29 # ....    20,000,000            18,856,200
Federal National Mortgage
 Association, 6.63%, 09/15/09 * ....    12,029,000            11,617,368
Federal National Mortgage
 Association, 6.63%, 09/15/09.......    12,110,000            11,699,350
Federal National Mortgage
 Association, 7.00%,
 11/01/29-01/01/30 .................    26,166,566            25,258,847
Federal National Mortgage
 Association, 7.25%, 01/15/10.......    21,065,000            21,277,125
Federal National Mortgage
 Association, 8.00%, 07/15/30 # ....    31,700,000            31,833,774

                                           See Notes to Financial Statements. 63

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         PRINCIPAL            MARKET
                                          AMOUNT              VALUE
                                         ---------       ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Federal National Mortgage
 Association, 8.50%,
 11/01/23-12/01/29 .................   $17,188,389        $   17,513,948
Federal National Mortgage
 Association, 9.50%, 10/01/16.......     6,782,157             7,105,802
Government National Mortgage
 Association, 6.00%,
 11/20/29-01/20/30 .................     9,889,450             9,724,472
Government National Mortgage
 Association, 6.38%, 04/20/28.......     3,063,671             3,061,772
Government National Mortgage
 Association, 6.50%, 01/20/30.......     6,928,186             6,883,777
Government National Mortgage
 Association, 7.00%,
 09/15/24-11/15/24 .................    16,223,712            15,828,178
Government National Mortgage
 Association, 7.50%, 12/15/23.......    30,309,323            30,205,059
Government National Mortgage
 Association, 8.00%,
 12/15/23-07/15/24 .................    19,447,461            19,707,633
                                                         ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $322,448,231)                              320,051,143
                                                         ---------------
U.S. GOVERNMENT OBLIGATIONS (6.0%)
U.S. Treasury Bond, 6.25%, 02/15/07 ..     575,000               575,448
U.S. Treasury Note, 5.50%, 07/31/01 *   40,635,000            40,222,148
U.S. Treasury Note, 5.75%, 11/30/02 *   12,506,000            12,324,288
U.S. Treasury Note, 6.13%, 08/15/29 #    2,843,000             2,871,430
U.S. Treasury Note, 6.25%, 05/15/30 ..   6,023,000             6,319,452
U.S. Treasury Note, 6.50%, 02/15/10 ..  19,471,000            20,137,298
U.S. Treasury Note, 6.75%, 05/15/05 ..  13,925,000            14,249,174
U.S. Treasury Note, 7.00%, 07/15/06 ..   2,323,000             2,407,209
U.S. Treasury Note, 8.75%, 05/15/17 *   11,728,000            14,771,768
                                                         ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $112,772,923)                                         113,878,215
                                                         ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $610,137,316)                                         607,326,121
                                                         ---------------
SHORT-TERM INVESTMENTS (10.4%)
Crown Cork & Seal Co.,
 Inc., 6.90%, 07/12/00 * ...........    15,000,000            14,974,125
Houston Industries Finance,
 7.00%, 08/02/00 * .................    30,000,000            29,825,000
Houston Industries Finance,
 7.15%, 07/13/00 * .................    30,000,000            29,940,417
Hughes Electronics
 Corp., 7.23%, 09/01/00 *...........    15,000,000            14,828,700
Hughes Electronics
 Corp., 7.30%, 09/18/00.............    25,000,000            24,632,500
Norfolk Southern
 Corp., 7.00%, 08/14/00 * ..........    16,700,000            16,565,732

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                         ---------        ---------------
SHORT-TERM INVESTMENTS (CONTINUED)
Peco Energy Co., 7.45%, 07/05/00 ....   $30,000,000        $   29,987,583
PHH Corp., 7.30%, 07/03/00 ..........    10,188,000            10,188,000
U.S. Treasury Bill, 5.89%, 11/09/00 @       100,000                97,903
U.S. Treasury Bill, 6.14%, 11/09/00 @     2,495,000             2,442,680
Viacom International
 Inc., 7.40%, 07/06/00...............    25,500,000            25,484,275
                                                         ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $198,929,956)                                         198,966,915
                                                         ---------------
TOTAL INVESTMENTS
 (COST $1,760,415,529)(A)                                  1,950,032,549
OTHER ASSETS LESS LIABILITIES                                (39,591,904)
                                                         ---------------
TOTAL NET ASSETS                                          $1,910,440,645
                                                         ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,807,839,943. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................              $  229,829,261

Unrealized losses...........................                 (87,636,655)
                                                          --------------

 Net unrealized gain........................              $ 142,192,606
                                                          ==============

Information concerning open futures contracts at June 30, 2000 is shown below:

                                No. of     Notional     Expiration    Unrealized
                              Contracts     Value          Date       Gain/(Loss)
                              ---------    --------     ----------    -----------
Long Contracts
--------------

Russell 2000 Index
 Futures ..................       93    $ 24,300,900      Sep 00     $   (44,420)
                                        ============                 ===========

Short Contracts
---------------

U.S. 2 Yr. Treasury
 Bond .....................       62    $(12,299,250)      Sep 00    $   (90,935)

U.S. 10 Yr. Treasury
 Bond .....................      222     (21,863,531)      Sep 00       (351,954)

U.S. 20 Yr. Treasury
 Bond .....................      262     (25,504,062)      Sep 00       (871,232)
                                        ------------                 -----------

                                        $(59,666,843)                $(1,314,121)
                                        ============                 ===========


64 See Notes to Financial Statements.

--------------------------------------------------------------------------------

Information concerning the following swap contract at June 30, 2000 is shown below:

Swap Counter Party:           Morgan Stanley Capital Services, Inc.

Notional Principal:           $34,700,000

Fund will pay:                LIBOR less 0.15%

Fund will receive:            Lehman Corporate Bond Total Return

Effective LIBOR rate:         6.49%

Change in total return of
Lehman Corporate Bond Index:  33.95%

Net unrealized gain/(loss):   $598,849

Termination date:             October 1, 2000


+    Non-income producing security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.

#    When-issued or delayed delivery security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 65

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
GROWTH AND INCOME
--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
COMMON STOCKS (97.9%)
UNITED STATES (94.9%)
AEROSPACE/DEFENSE (0.9%)
Boeing Co. .........................       883,300         $  36,932,981
General Dynamics Corp. .............       400,000            20,900,000
Northrop Grumman Corp. .............       300,000            19,875,000
                                                         ---------------
                                                              77,707,981
                                                         ---------------
AGRICULTURE (0.1%)
Delta & Pine Land Co. ..............       141,100             3,536,319
                                                         ---------------
AIRLINES (0.4%)
America West Holdings Corp. + ......       183,700             3,145,862
Delta Air Lines, Inc. ..............       250,000            12,640,625
UAL Corp. + ........................       340,000            19,783,750
                                                         ---------------
                                                              35,570,237
                                                         ---------------
ALUMINUM (0.2%)
Alcoa Inc. .........................       686,800            19,917,200
                                                         ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ...........       200,000             2,225,000
Tower Automotive, Inc. + ...........       168,800             2,110,000
Visteon Corp. ......................        80,825               980,002
                                                         ---------------
                                                               5,315,002
                                                         ---------------
AUTOMOBILES (0.5%)
Ford Motor Co. .....................       617,300            26,543,900
General Motors Corp. + .............       337,800            19,613,512
                                                         ---------------
                                                              46,157,412
                                                         ---------------
BANKS (MAJOR REGIONAL) (1.7%)
Bank of New York Co., Inc. .........       662,400            30,801,600
Fifth Third Bancorp ................       225,800            14,281,850
Firstar Corp. ......................       348,400             7,338,175
Fleet Boston Financial Corp. .......       700,800            23,827,200
Mellon Financial Corp. .............       405,700            14,782,694
PNC Bank Corp. .....................       105,400             4,940,625
State Street Corp. .................       119,000            12,621,437
U.S. Bancorp .......................       270,800             5,212,900
Wells Fargo & Co. ..................     1,156,700            44,822,125
                                                         ---------------
                                                             158,628,606
                                                         ---------------
BANKS (MONEY CENTER) (1.2%)
Bank of America Corp. ..............     1,193,600            51,324,800
Chase Manhattan Corp. ..............       901,800            41,539,162
J.P. Morgan & Co. ..................       125,900            13,864,738
                                                         ---------------
                                                             106,728,700
                                                         ---------------
BANKS (REGIONAL) (0.1%)
North Fork Bancorp, Inc. ...........       500,000             7,562,500
Silicon Valley Bancshares + ........       111,200             4,739,900
                                                         ---------------
                                                              12,302,400
                                                         ---------------
BEVERAGES (NON-ALCOHOLIC) (1.3%)
Coca-Cola Co. (The) ................     1,665,000            95,633,437
Pepsi Bottling Group, Inc. .........       700,000            20,431,250
                                                         ---------------
                                                             116,064,687
                                                         ---------------
BEVERAGES (ALCOHOLIC) (0.3%)
Anheuser-Busch Co., Inc. ...........       324,800            24,258,500
                                                         ---------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
BIOTECHNOLOGY (0.7%)
Alliance Pharmaceutical Corp. + ....       137,300         $   1,544,625
Amgen, Inc. + ......................       747,900            52,539,975
Coulter Pharmaceutical, Inc. .......        55,800             1,143,900
Enzon, Inc. + ......................        72,600             3,085,500
IDEC Pharmaceuticals Corp. + .......        21,800             2,557,413
Immunomedics, Inc. + ...............       135,000             3,307,500
Protein Design Labs, Inc. + ........        11,300             1,863,970
                                                         ---------------
                                                              66,042,883
                                                         ---------------
BROADCASTING (TV, RADIO & CABLE) (1.2%)
AT&T Corp. - Liberty Media Group + .     2,508,000            60,819,000
Clear Channel Communications, Inc. +       294,400            22,080,000
Entercom Communications Corp. + ....        33,900             1,652,625
Infinity Broadcasting Corp. + ......       341,700            12,450,694
Mediaone Group, Inc. + (1) .........       221,500            14,688,496
                                                         ---------------
                                                             111,690,815
                                                         ---------------
BUILDING MATERIALS GROUP (0.2%)
Lafarge Corp. ......................       160,000             3,360,000
USG Corp. ..........................       465,000            14,124,375
                                                         ---------------
                                                              17,484,375
                                                         ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.7%)
Nextel Communications, Inc. + ......       570,000            34,876,875
Sprint PCS + .......................       453,800            27,001,100
                                                         ---------------
                                                              61,877,975
                                                         ---------------
CHEMICALS (0.3%)
Dow Chemical Co. ...................       491,400            14,834,138
Eastman Chemical Co. ...............       260,000            12,415,000
                                                         ---------------
                                                              27,249,138
                                                         ---------------
CHEMICALS - DIVERSIFIED (0.2%)
Engelhard Corp. ....................       200,000             3,412,500
FMC Corp. + ........................       225,000            13,050,000
                                                         ---------------
                                                              16,462,500
                                                         ---------------
CHEMICALS SPECIALITY (0.1%)
Millennium Chemicals, Inc. + .......       325,000             5,525,000
                                                         ---------------
COMMUNICATIONS EQUIPMENT (3.2%)
ADC Telecommunications, Inc. + .....       174,300            14,619,413
Cable Design Technologies, Inc. + ..        55,000             1,842,500
Carrier Access Corp. + .............        50,200             2,654,325
CommScope, Inc. + ..................       101,800             4,173,800
Corning, Inc. ......................       226,100            61,018,737
Harmonic Inc. + ....................        69,905             1,730,149
Lucent Technologies, Inc. ..........     2,142,400           126,937,200
Metromedia Fiber Network, Inc. .....       250,000             9,921,875
Motorola, Inc. .....................     1,564,500            45,468,281
QUALCOMM Inc. + ....................       365,900            21,954,000
                                                         ---------------
                                                             290,320,280
                                                         ---------------
COMPUTERS (HARDWARE) (5.4%)
Apple Computer, Inc. + .............       350,000            18,331,250
Brocade Communications Systems, Inc.       125,000            22,935,547
Compaq Computer Corp. ..............     1,264,600            32,326,338
Dell Computer Corp. + ..............     1,666,600            82,184,212

66 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
COMPUTERS (HARDWARE) (CONTINUED)
Emulex Corp. + .....................        29,000         $   1,904,938
Hewlett-Packard Co. ................       616,700            77,010,412
International Business Machines
 Corp...............................     1,313,200           143,877,475
MRV Communications, Inc. + .........        42,600             2,864,850
Sun Microsystems, Inc. + ...........     1,244,200           113,144,437
                                                         ---------------
                                                             494,579,459
                                                         ---------------
COMPUTERS (NETWORKING) (4.2%)
Cisco Systems, Inc. + ..............     5,454,400           346,695,300
Network Appliance, Inc. + ..........       400,000            32,200,000
                                                         ---------------
                                                             378,895,300
                                                         ---------------
COMPUTERS (PERIPHERALS) (1.4%)
Cybex Computer Products Corp. + ....        94,650             4,069,950
EMC Corp. + ........................     1,528,800           117,622,050
Oak Technology,  Inc. ..............        93,600             2,018,250
Xircom, Inc. + .....................        71,800             3,410,500
                                                         ---------------
                                                             127,120,750
                                                         ---------------
COMPUTERS SOFTWARE/SERVICES (6.7%)
America Online, Inc. + .............     1,653,300            87,211,575
American Management Systems, Inc. +         58,600             1,923,728
BEA Systems, Inc. + ................       620,000            30,651,250
Celera Genomics ....................        16,200             1,514,700
Computer Associates International,
 Inc................................       336,310            17,214,868
Dendrite International, Inc. + .....       127,400             4,244,013
Entrust Technologies, Inc. + .......        93,500             7,737,125
Go2Net, Inc. + .....................        75,700             3,808,656
Microsoft Corp. + ..................     2,789,600           223,168,000
Oracle Corp. + .....................     1,813,300           152,430,531
Symantec Corp. + ...................       425,000            22,923,438
VeriSign, Inc. + ...................        50,200             8,860,300
VERITAS Software Corp. + ...........       350,000            39,555,469
WorldGate Communications, Inc. + ...        72,900             1,293,975
Yahoo! Inc. + ......................        84,800            10,504,600
                                                         ---------------
                                                             613,042,228
                                                         ---------------
CONSTRUCTION (0.0%)
Texas Industries, Inc. .............        84,400             2,437,050
                                                         ---------------
CONSUMER FINANCE (0.5%)
MBNA Corp. .........................       504,700            13,689,987
Metris Companies, Inc. .............        50,100             1,258,763
PMI Group, Inc. (The) ..............       275,000            13,062,500
Providian Financial Corp. ..........       153,800            13,842,000
                                                         ---------------
                                                              41,853,250
                                                         ---------------
DISTRIBUTORS (FOOD & HEALTH) (0.4%)
Cardinal Health, Inc. ..............       278,100            20,579,400
SUPERVALU, Inc. ....................       336,300             6,410,719
Sysco Corp. ........................       252,600            10,640,775
                                                         ---------------
                                                              37,630,894
                                                         ---------------
ELECTRIC COMPANIES (1.6%)
Consolidated Edison, Inc. ..........       202,600             6,002,025
Duke Energy Corp. ..................       344,300            19,409,912
Energy East Corp. ..................       500,000             9,531,250

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
ELECTRIC COMPANIES (CONTINUED)
FirstEnergy Corp. ..................     1,000,000         $  23,375,000
NSTAR ..............................       385,000            15,664,687
PG&E Corp. .........................       401,900             9,896,788
Pinnacle West Capital Corp. ........       650,000            22,018,750
Public Service Enterprise Group,
 Inc................................       525,000            18,178,125
Southern Co. .......................       508,200            11,847,412
TXU Corp. ..........................       201,600             5,947,200
Unicom Corp. .......................       125,000             4,835,938
                                                         ---------------
                                                             146,707,087
                                                         ---------------
ELECTRICAL EQUIPMENT (5.3%)
American Power Conversion Corp. + ..       310,000            12,651,875
Artesyn Technologies, Inc. + .......        44,500             1,237,656
AVX Corp. ..........................       704,000            16,148,000
Cohu,  Inc. ........................       101,700             2,742,722
Emerson Electric Co. ...............       314,000            18,957,750
General Electric Co. ...............     7,178,100           380,439,369
Littlefuse,  Inc. + ................        61,400             3,008,600
Rockwell International Corp. .......       500,000            15,750,000
Solectron Corp. + ..................       269,800            11,297,875
Vishay Intertechnology, Inc. + .....       510,000            19,348,125
                                                         ---------------
                                                             481,581,972
                                                         ---------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.2%)
Arrow Electronics, Inc. + ..........       500,000            15,500,000
Avnet, Inc. ........................        25,000             1,481,250
                                                         ---------------
                                                              16,981,250
                                                         ---------------
ELECTRONICS (DEFENSE) (0.0%)
Mercury Computer Systems, Inc. + ...        45,300             1,463,756
                                                         ---------------
ELECTRONICS (INSTRUMENTS) (0.3%)
Agilent Technologies, Inc. .........       235,209            17,346,664
Varian, Inc. + .....................       145,300             6,701,962
                                                         ---------------
                                                              24,048,626
                                                         ---------------
ELECTRONICS (SEMICONDUCTORS) (7.7%)
Advanced Micro Devices Corp. + .....       348,000            26,883,000
Altera Corp. + .....................       178,900            18,236,619
Amkor Technology, Inc. + ...........        62,400             2,203,500
ANADIGICS, Inc. + ..................        92,650             3,155,891
Analog Devices, Inc. + .............       425,000            32,300,000
Atmel Corp. + ......................       700,000            25,812,500
BroadCom Corp. + ...................        55,200            12,085,350
C-Cube Microsystems Inc. ...........        57,500             1,128,438
General Semiconductor Corp. + ......       159,300             2,349,675
Integrated Device Technology, Inc. +        81,100             4,855,863
Intel Corp. ........................     2,620,700           350,354,831
International Rectifier Corp. + ....       106,800             5,980,800
JDS Uniphase Corporation + .........       325,000            38,959,375
Micron Technology, Inc. + ..........       231,300            20,368,856
PLX Technology Inc. ................        38,200             1,585,300
PMC Sierra Inc. + ..................        75,500            13,415,406
QLogic Corp. + .....................       106,800             7,055,475

                                       See Notes to Portfolio of Investments. 67

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
ELECTRONICS (SEMICONDUCTORS) (CONTINUED)
SDL, Inc. + ........................        90,600         $  25,837,987
Semtech Corp. + ....................        64,700             4,948,539
Texas Instruments, Inc. ............     1,229,100            84,423,806
Transwitch Corp. + .................        40,500             3,126,094
Xilinx, Inc. + .....................       148,000            12,219,250
                                                         ---------------
                                                             697,286,555
                                                         ---------------
ENGINEERING & CONSTRUCTION (0.0%)
Jacobs Engineering Group, Inc. + ...        88,600             2,896,113
                                                         ---------------
ENTERTAINMENT (2.2%)
Time Warner, Inc. ..................       903,500            68,666,000
Viacom, Inc. + .....................       881,879            60,133,124
Walt Disney Co. (The) + ............     1,886,300            73,212,019
                                                         ---------------
                                                             202,011,143
                                                         ---------------
EQUIPMENT (SEMICONDUCTORS) (1.3%)
Applied Materials, Inc. + ..........       630,900            57,175,312
Asyst Technologies, Inc. ...........        65,500             2,243,375
Kulicke & Soffa Industries, Inc. + .        45,100             2,677,813
Novellus Systems, Inc. + ...........       445,000            25,170,312
Silicon Valley Group, Inc. + .......        48,300             1,249,763
Teradyne, Inc. + ...................       355,000            26,092,500
Varian Semiconductor Equipment
 Associates, Inc. + ................        55,700             3,498,656
Veeco Instruments Inc. + ...........        55,400             4,058,050
                                                         ---------------
                                                             122,165,781
                                                         ---------------
FINANCIAL (DIVERSIFIED) (4.5%)
AMBAC, Inc. ........................       180,000             9,866,250
American Express Co. ...............     1,012,600            52,781,775
Citigroup Inc. .....................     3,621,100           218,171,275
Federal National Mortgage
 Association........................       540,700            28,217,781
Freddie Mac Corp. ..................       371,500            15,045,750
Morgan Stanley Dean Witter & Co. ...       941,000            78,338,250
Mutual Risk Management Ltd. ........       178,000             3,081,625
                                                         ---------------
                                                             405,502,706
                                                         ---------------
FOODS (1.2%)
Conagra, Inc. ......................       360,600             6,873,937
Dean Foods Co. .....................       300,000             9,506,250
General Mills, Inc. ................       269,900            10,323,675
Heinz (H.J.) Co. ...................       271,700            11,886,875
IBP, Inc. ..........................       424,000             6,545,500
PepsiCo, Inc. ......................     1,048,300            46,583,831
Sara Lee Corp. .....................       626,700            12,103,144
Suiza Foods Corp. + ................        77,600             3,792,700
Universal Foods Corp. ..............        64,800             1,198,800
                                                         ---------------
                                                             108,814,712
                                                         ---------------
FOOTWEAR (0.0%)
Timberland Co. (The) + .............        32,700             2,315,569
                                                         ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.3%)
Mandaley Resort Group + ............       820,000            16,400,000
MGM Grand, Inc. + ..................       169,600             5,448,400

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
GAMING, LOTTERY, & PARI-MUTUEL (CONTINUED)
Pinnacle Entertainment, Inc. + .....       213,300         $   4,146,019
                                                         ---------------
                                                              25,994,419
                                                         ---------------
HEALTH CARE (DRUGS) (0.0%)
Medicis Pharmaceutical Corp. + .....        32,900             1,875,300
                                                         ---------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (7.3%)
Catalytica, Inc. + .................       303,100             3,334,100
Cubist Pharmaceuticals, Inc. + .....        55,600             2,738,300
Eli Lilly & Co. ....................       752,700            75,175,913
King Pharmaceuticals, Inc. + .......        50,500             2,215,688
Merck & Co., Inc. ..................     2,071,900           158,759,337
Pfizer, Inc. .......................     6,683,725           320,818,800
Pharmacia Corporation ..............       936,003            48,379,655
Schering Plough ....................     1,007,900            50,898,950
Titan Pharmaceuticals, Inc. + ......        49,600             2,132,800
United Therapeutics Corporation ....        26,000             2,817,750
                                                         ---------------
                                                             667,271,293
                                                         ---------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
HCA - The Healthcare Corp. .........       455,500            13,835,813
LifePoint Hospitals, Inc. + ........        78,500             1,746,625
                                                         ---------------
                                                              15,582,438
                                                         ---------------
HEALTH CARE (MANAGED CARE) (0.7%)
Coventry Health Care, Inc. + .......       100,600             1,340,809
Oxford Health Plans, Inc. + ........       606,500            14,442,281
PacifiCare Health Systems, Inc. + ..       125,000             7,523,438
Trigon Healthcare, Inc. + ..........       440,000            22,687,500
UnitedHealth Group Incorporated ....       225,000            19,293,750
                                                         ---------------
                                                              65,287,778
                                                         ---------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.7%)
Datascope Corp. + ..................        94,000             3,384,000
Guidant Corp. + ....................       274,900            13,607,550
Medtronic, Inc. + ..................       836,400            41,663,175
Sybron International Corp. + .......       200,000             3,962,500
                                                         ---------------
                                                              62,617,225
                                                         ---------------
HEALTH CARE (SPECIAL SERVICES) (0.0%)
Quest Diagnostics Incorporated + ...        47,100             3,370,594
                                                         ---------------
HEALTH CARE DIVERSIFIED (3.7%)
Abbott Laboratories ................       459,000            20,454,188
American Home Products Corp. .......       955,600            56,141,500
Bristol-Myers Squibb Co. ...........     1,432,200            83,425,650
ChiRex Inc. + ......................       144,500             2,890,000
IVAX Corp. + .......................       600,000            24,900,000
Johnson & Johnson ..................     1,508,700           153,698,812
                                                         ---------------
                                                             341,510,150
                                                         ---------------
HOMEBUILDING (0.1%)
Kaufman & Broad Home Corp. .........       104,200             2,064,463
Pulte Corp. ........................       148,500             3,211,312
                                                         ---------------
                                                               5,275,775
                                                         ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. ........        95,400             2,289,600

68 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
HOUSEHOLD FURNISHINGS & APPLIANCES (CONTINUED)
Whirlpool Corp. ....................       335,000         $  15,619,375
                                                         ---------------
                                                              17,908,975
                                                         ---------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (1.1%)
Church & Dwight Co., Inc. ..........       175,200             3,153,600
Colgate-Palmolive Co. ..............       542,400            32,476,200
Kimberly-Clark Corp. ...............       413,700            23,736,037
Procter & Gamble Co. ...............       699,600            40,052,100
                                                         ---------------
                                                              99,417,937
                                                         ---------------
INSURANCE (LIFE/HEALTH) (0.2%)
Hancock John Financial Services,
 Inc. + ............................       700,000            16,581,250
                                                         ---------------
INSURANCE (MULTI-LINE) (1.6%)
American International Group, Inc. .       860,400           101,097,000
CIGNA Corp. ........................       181,700            16,988,950
Hartford Financial Services Group,
 Inc................................       154,200             8,625,562
Loews Corp. ........................       340,000            20,400,000
                                                         ---------------
                                                             147,111,512
                                                         ---------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Horace Mann Educators Corp. ........       194,600             2,919,000
MGIC Investment Corp. ..............       150,700             6,856,850
Old Republic International Corp. ...       280,000             4,620,000
Radian Group Inc. ..................        50,700             2,623,725
                                                         ---------------
                                                              17,019,575
                                                         ---------------
INSURANCE BROKERS (0.2%)
Marsh & McLennan Co., Inc. .........       194,600            20,323,538
                                                         ---------------
INVESTMENT BANKING/BROKERAGE (1.2%)
Charles Schwab Corp. ...............       361,200            12,145,350
Donaldson, Lufkin & Jenrette, Inc. .       385,000            16,338,438
Edwards (A.G.), Inc. ...............        50,000             1,950,000
Knight Trading Group Inc. ..........       640,000            19,080,000
Lehman Brothers Holdings Inc. ......       285,000            26,950,312
Merrill Lynch & Co., Inc. ..........       294,600            33,879,000
                                                         ---------------
                                                             110,343,100
                                                         ---------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. ....................       600,000             9,937,500
Callaway Golf Co. ..................       104,000             1,696,500
                                                         ---------------
                                                              11,634,000
                                                         ---------------
MACHINERY (DIVERSIFIED) (0.1%)
Dover Corp. ........................       210,000             8,518,125
Tecumseh Products Co. ..............        45,700             1,745,169
                                                         ---------------
                                                              10,263,294
                                                         ---------------
MANUFACTURING (DIVERSIFIED) (0.7%)
Graco, Inc. ........................       128,000             4,160,000
Honeywell International Inc. .......       495,800            16,702,262
ITT Industries, Inc. ...............       540,000            16,402,500
Minnesota Mining and Manufacturing
 Co.................................       300,600            24,799,500
                                                         ---------------
                                                              62,064,262
                                                         ---------------
MANUFACTURING (SPECIALIZED) (0.2%)
CTS Corp. ..........................        46,000             2,070,000
United Technologies Corp. ..........       336,300            19,799,663
                                                              21,869,663

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
METAL FABRICATORS (0.0%)
Mueller Industries, Inc. + .........        83,200         $   2,329,600
                                                         ---------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (1.1%)
Dynegy Inc. ........................       200,000            13,662,500
Enron Corp. ........................       838,000            54,051,000
KeySpan Energy Corp. ...............       150,000             4,612,500
Sempra Energy ......................       400,000             6,800,000
Williams Co., Inc. (The) ...........       410,800            17,125,225
                                                         ---------------
                                                              96,251,225
                                                         ---------------
OIL & GAS (DRILLING & EQUIPMENT) (0.9%)
BJ Services Co. + ..................       148,100             9,256,250
Halliburton Co. ....................       482,500            22,767,969
Marine Drilling Companies, Inc. + ..       179,200             5,017,600
Noble Drilling Corp. + .............       450,000            18,534,375
Schlumberger, Ltd. .................       188,900            14,096,662
Tidewater, Inc. ....................       250,000             9,000,000
                                                         ---------------
                                                              78,672,856
                                                         ---------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.3%)
Kerr-McGee Corp. ...................       126,100             7,432,019
Ocean Energy, Inc. + ...............       600,000             8,512,500
Triton Energy Ltd. + ...............       106,800             4,198,575
Vintage Petroleum, Inc. + ..........       132,200             2,982,762
                                                         ---------------
                                                              23,125,856
                                                         ---------------
OIL & GAS (REFINING & MARKETING) (0.3%)
Sunoco Inc. ........................       400,000            11,775,000
Ultramar Diamond Shamrock Corp. ....       610,000            15,135,625
Valero Energy Corp. ................       116,200             3,689,350
                                                         ---------------
                                                              30,599,975
                                                         ---------------
OIL (DOMESTIC INTEGRATED) (1.0%)
Amerada Hess Corp. .................       280,000            17,290,000
Conoco Inc. ........................       883,300            21,696,056
Occidental Petroleum Corp. .........       900,000            18,956,250
Phillips Petroleum Co. .............       219,300            11,115,769
USX-Marathon Group .................       800,000            20,050,000
                                                         ---------------
                                                              89,108,075
                                                         ---------------
OIL (INTERNATIONAL INTEGRATED) (3.4%)
Chevron Corp. ......................       934,500            79,257,281
Exxon Mobil Corp. ..................     2,602,299           204,280,471
Tesoro Petroleum Corp. + ...........       345,500             3,498,188
Texaco, Inc. .......................       496,900            26,459,925
                                                         ---------------
                                                             313,495,865
                                                         ---------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co. ............       310,400             9,253,800
Louisiana-Pacific Corp. ............       600,000             6,525,000
Potlatch Corp. .....................        76,800             2,544,000
                                                         ---------------
                                                              18,322,800
                                                         ---------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ..................       229,800            13,673,100
Infocus Corp. ......................       144,500             4,651,094
Zebra Technologies, Inc. + .........        48,000             2,127,000
                                                         ---------------
                                                              20,451,194
                                                         ---------------

                                      See Notes to Portfolio of Investments. 69

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER OF             MARKET
                                          SHARES               VALUE
                                        -----------       --------------
UNITED STATES (CONTINUED)
POWER PRODUCERS (INDEPENDENT) (0.0%)
Calpine Corp. + ....................        65,600         $   4,313,200
                                                         ---------------
PUBLISHING - NEWSPAPERS (0.4%)
Dow Jones & Co., Inc. ..............       200,000            14,650,000
Gannett Co., Inc. ..................       208,700            12,482,869
Knight-Ridder, Inc. ................       200,000            10,637,500
                                                         ---------------
                                                              37,770,369
                                                         ---------------
REIT DIVERSIFIED (0.3%)
Beacon Capital + + .................       267,600             3,960,480
Simon Property Group, Inc. .........       300,000             6,656,250
Starwood Hotels & Resort Worldwide,
 Inc................................       520,000            16,932,500
                                                         ---------------
                                                              27,549,230
                                                         ---------------
RESTAURANTS (0.5%)
Brinker International, Inc. + ......       136,100             3,980,925
Darden Restaurants, Inc. ...........       325,000             5,281,250
McDonald's Corp. ...................       985,200            32,450,025
Sonic Corp. + ......................        98,400             2,890,500
                                                         ---------------
                                                              44,602,700
                                                         ---------------
RETAIL (BUILDING SUPPLIES) (0.7%)
Home Depot, Inc. ...................     1,234,599            61,652,787
Lowe's Co., Inc. ...................       114,700             4,709,869
                                                         ---------------
                                                              66,362,656
                                                         ---------------
RETAIL (HOME SHOPPING) (0.1%)
Insight Enterprises, Inc. + ........        65,700             3,896,831
ValueVision International, Inc. + ..        98,500             2,364,000
                                                         ---------------
                                                               6,260,831
                                                         ---------------
RETAIL (DEPARTMENT STORES) (0.1%)
Neiman Marcus Group, Inc. (The) + ..       252,900             7,476,356
Sears, Roebuck & Co. ...............       118,600             3,869,325
                                                         ---------------
                                                              11,345,681
                                                         ---------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.5%)
Costco Wholesale Corp. + ...........       325,900            10,754,700
Target Corporation .................       162,000             9,396,000
Wal-Mart Stores, Inc. ..............     1,992,500           114,817,812
                                                         ---------------
                                                             134,968,512
                                                         ---------------
RETAIL (SPECIALITY) (0.4%)
AutoZone, Inc. + ...................       215,000             4,730,000
Barnes & Noble, Inc. + .............       113,900             2,534,275
Casey's General Stores, Inc. .......       242,900             2,520,088
CSK Auto Corp. + ...................       149,300             1,129,081
Payless ShoeSource, Inc. + .........       230,000            11,787,500
Tiffany & Co. ......................        72,400             4,887,000
Zale Corp. + .......................       360,000            13,140,000
                                                         ---------------
                                                              40,727,944
                                                         ---------------
RETAIL SPECIALITY - APPAREL (0.4%)
Gap, Inc. ..........................       461,400            14,418,750
TJX Companies, Inc. ................     1,125,000            21,093,750
                                                         ---------------
                                                              35,512,500
                                                         ---------------
RETAIL STORES - DRUG STORE (0.4%)
CVS Corp. ..........................       300,800            12,032,000

                                         NUMBER OF             MARKET
                                          SHARES               VALUE
                                        -----------       --------------
UNITED STATES (CONTINUED)
RETAIL STORES - DRUG STORE (CONTINUED)
Walgreen Co. .......................       737,100         $  23,725,406
                                                         ---------------
                                                              35,757,406
                                                         ---------------
RETAIL STORES - FOOD CHAINS (0.3%)
Kroger Co. (The) + .................       617,200            13,616,975
Safeway, Inc. + ....................       382,300            17,251,288
                                                         ---------------
                                                              30,868,263
                                                         ---------------
SAVINGS & LOAN COMPANIES (0.4%)
Astoria Financial Corp. ............       450,000            11,587,500
Dime Bancorp, Inc. .................       500,000             7,875,000
FirstFed Financial Corp. + .........       138,600             1,957,725
Golden State Bancorp, Inc. + .......       400,000             7,200,000
Washington Mutual Fin. Corp. .......       200,300             5,783,663
                                                         ---------------
                                                              34,403,888
                                                         ---------------
SERVICES (ADVERTISING/MARKETING) (0.1%)
Omnicom Group, Inc. ................       130,800            11,649,375
                                                         ---------------
SERVICES (COMMERCIAL & CONSUMER) (0.1%)
Getty Images, Inc. + ...............        78,100             2,894,581
Hertz Corporation (The) ............       110,000             3,086,875
United Rentals, Inc. + .............       354,300             6,067,388
                                                         ---------------
                                                              12,048,844
                                                         ---------------
SERVICES (COMPUTER SYSTEMS) (0.1%)
Electronic Data Systems Corp. ......       123,100             5,077,875
                                                         ---------------
SERVICES (DATA PROCESSING) (0.4%)
Automatic Data Processing, Inc. ....       447,700            23,979,931
First Data Corp. ...................       316,900            15,726,163
                                                         ---------------
                                                              39,706,094
                                                         ---------------
SERVICES (EMPLOYMENT) (0.1%)
Manpower, Inc. .....................       140,000             4,480,000
                                                         ---------------
STEEL (0.1%)
Allegheny Technologies Incorporated        300,000             5,400,000
                                                         ---------------
TELEPHONE (3.6%)
ALLTEL Corp. .......................       106,100             6,571,569
Bell Atlantic Corp. ................     1,166,800            59,288,025
BellSouth Corp. ....................     1,430,600            60,979,325
GTE Corp. ..........................       727,600            45,293,100
SBC Communications, Inc. ...........     2,516,300           108,829,975
Telephone & Data Systems, Inc. .....       170,000            17,042,500
U.S. WEST, Inc. ....................       380,700            32,645,025
                                                         ---------------
                                                             330,649,519
                                                         ---------------
TELEPHONE LONG DISTANCE (1.9%)
AT&T Corp. .........................     2,237,000            70,745,125
CapRock Communications Corp. + .....        75,000             1,462,500
Level 3 Communications, Inc. .......       188,800            16,614,400
Sprint Corp. .......................       517,500            26,392,500
Time Warner Telecom Inc. ...........       170,000            10,943,750
WorldCom, Inc. .....................     1,009,000            46,287,875
                                                         ---------------
                                                             172,446,150
                                                         ---------------

70 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
UNITED STATES (CONTINUED)
TOBACCO (0.5%)
Philip Morris Co., Inc. ............     1,775,900        $   47,172,344
                                                         ---------------
TOTAL UNITED STATES COMMON STOCKS
 (COST $8,231,780,591)                                     8,644,927,116
                                                         ---------------
FOREIGN COMMON STOCKS (3.0%)
CANADA (0.1%)
Inco Ltd. (Miscellaneous Metals) + .       675,000            10,378,125
                                                         ---------------
DENMARK (0.3%)
Novo Nordisk A/S (Health Care-
 Drugs/Pharmaceuticals).............        60,940            10,414,551
RTX Telecom A/S (Major
 Telecommunications)................        28,000               899,466
Tele Danmark A/S (Telephone) .......       122,100             8,252,544
Vestas Wind Systems A/S (Electrical
 Equipment).........................       254,000             9,367,033
                                                         ---------------
TOTAL DENMARK                                                 28,933,594
                                                         ---------------
FINLAND (0.3%)
Comptel Oyj (Data & Imaging
 Services) + .......................       213,800             4,324,367
JOT Automation Group Oyj (Data &
 Imaging Services) .................       680,600             4,560,386
Nokia Oyj, ADR (Communications
 Equipment).........................       206,800            10,327,075
Perlos Oyj (Electronics - Component
 Dist.).............................       100,000             3,172,930
                                                         ---------------
TOTAL FINLAND                                                 22,384,758
                                                         ---------------
FRANCE (0.3%)
Alcatel (Communications Equipment) .        52,826             3,478,859
AXA (Insurance) ....................        23,000             3,637,845
Genset (Biotech. & Medical Prod.) ..       104,700             2,421,188
STMicroelectronics N.V. (Electronics
 - Semiconductors) .................       174,486            11,039,184
Trader.com N.V. (Services -
 Advertising/Mktg.).................        25,000               359,625
Vivendi (Manufacturing -
 Diversified).......................        83,772             7,424,005
                                                         ---------------
TOTAL FRANCE                                                  28,360,706
                                                         ---------------
GERMANY (0.2%)
DePfa Deutsche Pfandbriefbank AG
 (Banks - Major Regional) ..........        48,900             4,945,313
Intershop Communications AG (Data &
 Imaging Services) + ...............         7,300             3,309,912
Medigene AG (Health Care -
 Drugs/Pharmaceuticals).............         1,000                65,184
Siemens AG (Electrical Mach. &
 Instrument)                                58,340             8,808,043
                                                         ---------------
TOTAL GERMANY                                                 17,128,452
                                                         ---------------
IRELAND (0.1%)
Allied Irish Banks Plc (Banks &
 Thrifts)...........................       492,875             4,426,993
CRH Plc (Construction) .............       317,779             5,757,308
                                                         ---------------
TOTAL IRELAND                                                 10,184,301
                                                         ---------------
ISRAEL (0.0%)
Orbotech Ltd. (Semiconductors &
 Electronic) + .....................        21,700             2,015,388
                                                         ---------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
ISRAEL (CONTINUED)
Scitex Corporation Ltd. (Data &
 Imaging Services) + ...............        93,300        $    1,032,131
                                                         ---------------
TOTAL ISRAEL                                                   3,047,519
                                                         ---------------
ITALY (0.1%)
Banca Nazionale del Lavoro (Banks &
 Thrifts) + ........................       872,500             3,086,201
Telecom Italia SpA (Other
 Telecommunications)................       298,200             3,058,608
                                                         ---------------
TOTAL ITALY                                                    6,144,809
                                                         ---------------
JAPAN (0.5%)
Canon, Inc. (Electrical Mach. &
 Instrument)........................       165,000             8,234,015
Crayfish Co., Ltd. (Data & Imaging
 Services) + .......................       105,000               735,000
Minebea Co., Ltd. (Machinery -
 Diversified).......................       486,000             6,109,163
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ...        38,000             5,466,282
NTT DoCoMo, Inc. (Other
 Telecommunications) + .............            97             2,631,161
Shin-Etsu Chemical Co., Ltd.
 (Chemicals Speciality) ............       119,000             6,050,943
Softbank Corp. (Semiconductors &
 Electronic)........................        40,600             5,525,637
Sony Corporation (Household
 Furnishings & App.) ...............        62,000             5,801,238
Takefuji Corporation (Consumer
 Finance)...........................        53,700             6,501,555
                                                         ---------------
TOTAL JAPAN                                                   47,054,994
                                                         ---------------
MEXICO (0.0%)
Telefonos de Mexico SA de CV, ADR
 (Telephone Long Distance) + .......        47,000             2,684,875
                                                         ---------------
NETHERLANDS (0.3%)
ING Groep N.V. (Financial -
 Diversified).......................       115,651             7,849,014
Koninklijke (Royal) Philips
 Electronis N.V. (Electrical Mach. &
 Instrument)........................       265,400            12,567,830
Koninklijke Ahold N.V. (Food & Drug
 Retail)............................        36,300             1,072,785
Tele Atlas N.V. (Data & Imaging
 Services)..........................        49,100               720,121
United Pan-Europe Communications
 N.V. (Other Telecommunications) + .       102,000             2,678,087
VNU N.V. (Publishing) ..............       112,569             5,837,790
                                                         ---------------
TOTAL NETHERLANDS                                             30,725,627
                                                         ---------------
SPAIN (0.1%)
Telefonica Publicidad e Informacion,
 S.A. (Services - Advertising/Mktg.)       511,293             4,847,285
Telefonica S.A. (Other
 Telecommunications) + .............       324,502             6,998,941
                                                         ---------------
TOTAL SPAIN                                                   11,846,226
                                                         ---------------
SWEDEN (0.3%)
HiQ International AB (Services -
 Data Processing) ..................       484,000             4,690,457
Information Highway AB
 (Semiconductors & Electronic) + ...       364,950             2,829,392
Mind AB (Computers
 Software/Services).................       188,035               525,238

                                       See Notes to Portfolio of Investments. 71

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF             MARKET
                                         SHARES               VALUE
                                       -----------       ---------------
SWEDEN (CONTINUED)
Novestra AB (Investment Services) ..        50,000        $      399,042
PyroSequencing AB (Biotechnology) ..        33,000               383,765
Skandia Forsakrings AB (Insurance) .        80,400             2,135,811
Telefonaktiebolaget LM Ericsson AB
 (Semiconductors & Electronic) .....       363,600             7,272,000
Telelogic AB (Semiconductors &
 Electronic) + .....................       474,000             3,512,712
                                                         ---------------
TOTAL SWEDEN                                                  21,748,417
                                                         ---------------
SWITZERLAND (0.1%)
Fantastic Corporation (Data &
 Imaging Services) + ...............       178,100             1,758,464
Gretag Imaging Group (Producer
 Goods) + ..........................        20,000             3,862,084
Swatch Group AG (The) (Consumer
 Specialties).......................         2,700             3,443,774
                                                         ---------------
TOTAL SWITZERLAND                                              9,064,322
                                                         ---------------
UNITED KINGDOM (0.3%)
Celltech Group Plc (Biotech. &
 Medical Prod.) + ..................       126,500             2,451,307
Celltech Group Plc (Biotech. &
 Medical Prod.) + ..................        24,300               920,362
Shire Pharmaceuticals Group Plc
 (Drugs) + .........................       119,900             6,219,828
Viatel, Inc. (Other
 Telecommunications) + .............        94,900             2,710,581
Vodafone AirTouch Plc
 (Cellular/Wireless Telecomms.) ....     2,188,767             8,847,244
WPP Group Plc (Commercial Services)        471,785             6,892,371
                                                         ---------------
TOTAL UNITED KINGDOM                                          28,041,693
                                                         ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $229,847,139)                                         277,728,418
                                                         ---------------
TOTAL COMMON STOCKS
 (COST $8,461,627,730)                                     8,922,655,534
                                                         ---------------
PREFERRED STOCKS (0.0%)
UNITED STATES (0.0%)
Merrill CBR (Investment
 Banking/Brokerage) + ..............        17,500               522,812
                                                         ---------------
TOTAL PREFERRED STOCKS
 (COST $947,188)                                                 522,812
                                                         ---------------

                                         PRINCIPAL
                                           AMOUNT
                                        ------------
LONG-TERM BONDS AND NOTES (0.0%)
CORPORATE BONDS (0.0%)
Devon Energy Corp., 4.90%, 08/15/08 ..  $    532,000             512,716
Devon Energy Corp., 4.95%, 08/15/08 ..       727,000             723,365
TALK.com Inc., 5.00%, 12/15/04 .......     1,400,000             927,500
Vantive Corp. (The), 4.75%, 09/01/02 .       930,000             790,500
                                                         ---------------
TOTAL CORPORATE BONDS                                          2,954,081
                                                         ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $3,111,665)                                             2,954,081
                                                         ---------------

                                       PRINCIPAL              MARKET
                                         AMOUNT               VALUE
                                      ------------       ---------------
SHORT-TERM INVESTMENTS (2.3%)
Crown Cork & Seal Co.,
 Inc., 6.90%, 07/12/00 .............    17,000,000        $   16,970,675
Crown Cork & Seal Co.,
 Inc., 7.10%, 08/15/00..............    26,000,000            25,779,506
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00.............    38,179,000            38,179,000
Houston Industries Finance,
 7.00%, 08/02/00 ...................    30,762,000            30,700,903
Hughes Electronics
 Corp., 7.23%, 09/01/00.............    16,000,000            15,817,280
Hughes Electronics
 Corp., 7.30%, 09/18/00.............    14,000,000            13,794,200
Peco Energy Co., 7.45%, 07/05/00 ...    39,500,000            39,483,651
PHH Corp., 7.30%, 07/03/00 .........    25,341,000            25,341,000
Torchmark Corp., 7.25%, 07/03/00 ...     1,143,000             1,143,000
                                                         ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $207,186,341)                                         207,209,215
                                                         ---------------
TOTAL INVESTMENTS
 (COST $8,672,872,924)(A)                                  9,133,341,642

OTHER ASSETS LESS LIABILITIES                                (21,694,551)
                                                         ---------------
TOTAL NET ASSETS                                          $9,111,647,091
                                                         ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $8,937,778,679. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains......................                    $  784,939,166

Unrealized losses.....................                      (589,376,203)
                                                         ---------------
 Net unrealized gain..................                    $  195,562,963
                                                         ===============

++  Non-income producing security.

 + Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30,
    2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.


Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                                     Acquisition
                                                        Date            Cost
                                                     -----------      ----------
Beacon Capital .....................                   03/17/98       $4,031,495
                                                                      ==========

The market value of the total illiquid securities above is $3,960,480 which represents 0.04% of the total net assets.

Category percentages are based on net assets.


72 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
REAL ESTATE
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                              SHARES             VALUE
                                            ---------         ----------
COMMON STOCKS (97.3%)
REIT DIVERSIFIED (97.3%)
Alexandria Real Estate Equities, Inc. ....     1,000          $   34,313
AMB Property Corp. .......................     6,200             141,437
Apartment Investment & Management Co. ....     4,100             177,325
Archstone Communities Trust ..............     3,300              69,506
Arden Realty Group, Inc. .................     3,000              70,500
Avalon Bay Communities, Inc. .............     2,600             108,550
Beacon Capital + ++ ......................     6,800             100,640
Boston Properties, Inc. ..................     7,600             293,550
Brandywine Realty Trust ..................     2,400              45,900
BRE Properties, Inc. .....................     3,200              92,400
Camden Property Trust ....................     1,800              52,875
Capital Automotive REIT ..................     3,800              53,675
Carramerica Realty Corp. .................     3,400              90,100
Catellus Development Corp. + .............     3,700              55,500
CBL & Associates Properties, Inc. ........     2,200              54,863
Centerpoint Properties Corp. .............     1,400              57,050
Chelsea GCA Realty, Inc. .................       800              27,650
Colonial Properties Trust ................     2,100              57,487
Cousins Properties, Inc. .................       600              23,100
Crescent Real Estate Equities, Inc. ......     5,500             112,750
Developers Diversified Realty Corp. ......     4,900              73,194
Duke-Weeks Realty Corp. ..................     5,720             127,985
Equity Office Properties Trust ...........    10,000             275,625
Equity Residential Properties Trust ......     5,403             248,538
Essex Property Trust, Inc. ...............     1,700              71,400
FelCor Lodging Trust Inc. ................     2,700              49,950
First Industrial Realty Trust, Inc. ......     1,400              41,300
General Growth Properties, Inc. ..........     2,200              69,850
Glenborough Realty Trust, Inc. ...........     2,500              43,594
Glimcher Realty Trust ....................     3,700              53,188
Health Care Property Investors, Inc. .....     2,600              70,850
Healthcare Realty Trust, Inc. ............     2,000              34,125
Highwood Properties, Inc. ................     3,100              74,400
Home Properties of New York, Inc. ........     1,800              54,000
Hospitality Properties Trust .............     2,400              54,150
Host Marriott Corp. ......................     8,900              83,437
Kilroy Realty Corp. ......................     1,200              31,125
Kimco Realty Corp. .......................     2,600             106,600
Liberty Property Trust ...................     5,900             153,031
Macerich Company (The) ...................     1,500              33,094
Mills Corp. ..............................       900              16,931
Nationwide Health Properties,  Inc. ......     2,000              27,875
Pinnacle Holdings Inc. + .................     1,900             102,600
Post Properties, Inc. ....................     3,100             136,400
Prentiss Properties Trust ................     2,000              48,000
ProLogis Trust ...........................    10,700             228,044
PS Business Parks, Inc. ..................     2,500              60,000
Public Storage, Inc. .....................     4,700             110,156
Reckson Associates Realty Corp. ..........     4,900             116,375

                                            NUMBER OF           MARKET
                                              SHARES             VALUE
                                            ---------         ----------
REIT DIVERSIFIED (CONTINUED)
Reckson Associates Realty Corp. - Class B        450          $   11,447
Rouse Co. (The) ..........................     3,200              79,200
Simon Property Group, Inc. ...............     9,000             199,687
SL Green Realty Corp. ....................     5,400             144,450
Spieker Properties, Inc. .................     4,700             216,200
Starwood Hotels & Resort Worldwide, Inc. .     2,000              65,125
Summit Properties Inc. ...................     2,600              54,600
United Dominion Realty Trust, Inc. .......     4,800              52,800
Vornado Realty Trust .....................     4,700             163,325
Weingarten Realty Investors ..............     1,100              44,413
                                                             -----------
TOTAL COMMON STOCKS (COST $5,094,026)                          5,346,235
                                                             -----------
TOTAL INVESTMENTS (COST $5,094,026)(A)                         5,346,235

OTHER ASSETS LESS LIABILITIES                                    148,688
                                                             -----------
TOTAL NET ASSETS                                              $5,494,923
                                                             ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $5,239,912. Unrealized gains and losses, based on identified tax cost at June
30, 2000, are as follows:

Unrealized gains..............................                $  317,196

Unrealized losses.............................                  (210,873)
                                                             -----------
 Net unrealized gain..........................                $  106,323
                                                             ===========

+  Non-income producing security.

++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                          ACQUISITION
                                              DATE               COST
                                          ------------       -----------
Beacon Capital................               03/17/98         $  102,445
                                                             ===========

The market value of the total illiquid securities above is $100,640 which represents 1.83% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 73

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                               BALANCED      GROWTH AND INCOME   REAL ESTATE
                            ---------------  -----------------  ---------------
ASSETS:
Investments, at market
 value....................  $1,950,032,549    $9,133,341,642     $  5,346,235
Cash .....................          43,312            44,370           70,225
Foreign currency .........          99,633         6,840,970               --
Receivable for:
 Dividends and interest ..      11,892,996         5,799,864           43,173
 Investments sold ........      90,641,243         4,955,072           61,204
 Fund shares sold ........              --           194,351               --
 Variation margin ........         329,369                --               --
 Recoverable foreign taxes              --           363,016               --
Prepaid expenses .........           6,897            34,674               18
Net unrealized
 appreciation on swap
 contract.................         598,849                --               --
Gross unrealized gain on
 forward foreign currency
 exchange contracts ......              --            65,205               --
                            --------------    --------------     ------------
     Total assets ........   2,053,644,848     9,151,639,164        5,520,855
                            --------------    --------------     ------------
LIABILITIES:
Payable for:
 Investments purchased ...     138,726,199         7,104,167               --
 Fund shares redeemed ....       3,233,734        28,088,407           13,868
Accrued investment
 advisory fees ...........         826,720         3,980,522            3,779
Accrued administrative
 service fees ............         124,008           506,741              378
Accrued custody fees .....          33,300           180,557            4,461
Other liabilities ........          54,237            93,409            3,446
Gross unrealized loss on
 forward foreign currency
 exchange contracts ......         206,005            38,270               --
                            --------------    --------------     ------------
     Total liabilities ...     143,204,203        39,992,073           25,932
                            --------------    --------------     ------------
      NET ASSETS .........  $1,910,440,645    $9,111,647,091     $  5,494,923
                            ==============    ==============     ============
NET ASSETS REPRESENTED BY:
Paid-in capital ..........  $1,556,024,786    $8,206,083,172     $  6,202,639
Net unrealized gain on
 investments, open futures
 contracts, swap contract
 and foreign currency
 related transactions ....     188,848,400       460,632,639          252,209
Undistributed net
 investment income .......      25,321,886        13,956,730          177,563
Accumulated net realized
 gain (loss) on
 investments..............     140,245,573       430,974,550       (1,137,488)
                            --------------    --------------     ------------
      NET ASSETS .........  $1,910,440,645    $9,111,647,091     $  5,494,923
                            ==============    ==============     ============

Cost of investments ......  $1,760,415,529    $8,672,872,924     $  5,094,026
Cost of foreign currency .  $       99,842    $    6,657,351     $         --

CAPITAL SHARES:
Authorized ...............     Two Billion         Unlimited      Two Billion
Par Value ................  $        0.001    $        1.000     $      0.001
Outstanding ..............     122,374,209       314,896,752          633,173
Net Asset Value, offering
 and redemption price per
 share (net assets divided
 by shares outstanding) ..  $        15.61    $        28.94     $       8.68

74 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                 BALANCED     GROWTH AND INCOME   REAL ESTATE
                               -------------  -----------------   -----------
INVESTMENT INCOME:
Dividends ...................  $   5,587,417    $  44,788,130      $  193,652
Interest ....................     25,378,900        7,761,119          10,341
                               -------------    -------------      ----------
                                  30,966,317       52,549,249         203,993
Foreign taxes withheld on
 dividends...................        (33,121)        (193,599)             --
                               -------------    -------------      ----------
     Total investment income      30,933,196       52,355,650         203,993
                               -------------    -------------      ----------
INVESTMENT EXPENSES:
Investment advisory fees ....      4,749,217       23,412,938          20,777
Administrative services fees         712,383        2,962,943           2,078
Printing and postage fees ...         22,685           95,168           4,328
Custody fees ................         48,611          218,165           7,224
Transfer agent fees .........          1,300            6,000           1,300
Audit fees ..................         18,850           32,790           7,068
Directors'/Trustees' fees ...         27,420          133,975              75
Registration fees ...........         17,453           38,972              --
Miscellaneous expenses ......         44,984          224,688              48
                               -------------    -------------      ----------
Expenses before reimbursement
 and waiver from Investment
 Adviser.....................      5,642,903       27,125,639          42,898
Expense reimbursement and
 waiver from Investment
 Adviser.....................             --               --         (16,489)
                               -------------    -------------      ----------
     Net investment expenses       5,642,903       27,125,639          26,409
                               -------------    -------------      ----------
Net investment income .......     25,290,293       25,230,011         177,584
                               -------------    -------------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ................    149,757,396      473,688,781        (644,575)
 Written options ............        485,898               --              --
 Futures and forward foreign
  currency exchange contracts      2,768,463        4,392,204              --
 Foreign currency related
  transactions...............     (3,422,147)      (1,193,839)             --
                               -------------    -------------      ----------
     Net realized gain (loss)
      on investments ........    149,589,610      476,887,146        (644,575)
                               -------------    -------------      ----------
Net change in unrealized gain
 or loss on:
 Investments ................   (105,496,017)    (650,170,889)      1,154,252
 Futures, swap and forward
  foreign currency exchange
  contracts..................     (2,625,553)      (4,723,017)             --
 Foreign currency related
  transactions...............        227,264          170,404              --
                               -------------    -------------      ----------
     Net change in unrealized
      gain or loss on
      investments............   (107,894,306)    (654,723,502)      1,154,252
                               -------------    -------------      ----------
Net realized and change in
 unrealized gain or loss on
 investments.................     41,695,304     (177,836,356)        509,677
                               -------------    -------------      ----------
Net increase (decrease) in
 net assets resulting from
 operations..................  $  66,985,597    $(152,606,345)     $  687,261
                               =============    =============      ==========

                                           See Notes to Financial Statements. 75

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       BALANCED
                                          -----------------------------------
                                           SIX MONTH
                                          PERIOD ENDED
                                          JUNE 30, 2000        YEAR ENDED
                                           (UNAUDITED)      DECEMBER 31, 1999
                                          --------------    -----------------
FROM OPERATIONS:
Net investment income ..................  $   25,290,293      $   53,817,712
Net realized gain on investments........     149,589,610         120,178,612
Net change in unrealized gain or loss on
 investments............................    (107,894,306)         70,452,125
                                          --------------      --------------
 Net increase in net assets resulting
  from operations.......................      66,985,597         244,448,449
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..............     (13,714,138)        (48,223,837)
From net realized gains.................     (48,302,786)       (208,911,250)
                                          --------------      --------------
 Decrease in net assets from
  distributions to shareholders.........     (62,016,924)       (257,135,087)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold...............       5,554,566         157,690,824
Net asset value of shares issued upon
  reinvestment of distributions.........      62,016,924         257,135,087
Payments for shares redeemed............    (150,221,688)        (266,372,604)
                                          --------------      --------------
 Net increase (decrease) in net assets
  from fund share transactions..........     (82,650,198)        148,453,307
                                          --------------      --------------
  Net change in net assets..............     (77,681,525)        135,766,669

NET ASSETS:
Beginning of period.....................   1,988,122,170       1,852,355,501
                                          --------------      --------------
End of period...........................  $1,910,440,645      $1,988,122,170
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income....  $   25,321,886      $   13,745,731
                                          ==============      ==============
SHARE TRANSACTIONS:
Number of shares sold...................         349,439           9,998,070
Number of shares issued upon
  reinvestment of distributions.........       3,935,084          16,986,297
Number of shares redeemed...............      (9,623,793)        (17,037,037)
                                          --------------      --------------
 Net increase (decrease)................      (5,339,270)          9,947,330
                                          ==============      ==============

76 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  GROWTH AND INCOME
                                          -----------------------------------
                                            SIX MONTH
                                          PERIOD ENDED
                                          JUNE 30, 2000        YEAR ENDED
                                           (UNAUDITED)      DECEMBER 31, 1999
                                          --------------    -----------------
FROM OPERATIONS:
Net investment income ..................  $    25,230,011    $    86,464,211
Net realized gain on investments........      476,887,146      1,812,766,127
Net change in unrealized gain or loss on
 investments............................     (654,723,502)      (332,937,379)
                                          ---------------    ---------------
 Net increase (decrease) in net assets
  resulting from operations.............     (152,606,345)     1,566,292,959
                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..............      (11,495,394)       (96,551,194)
From net realized gains.................     (388,659,565)    (1,689,351,369)
                                          ---------------    ---------------
 Decrease in net assets from
  distributions to shareholders.........     (400,154,959)    (1,785,902,563)
                                          ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold...............       19,711,072        127,245,129
Net asset value of shares issued upon
  reinvestment of distributions.........      399,974,819      1,785,140,798
Payments for shares redeemed............     (784,767,853)    (1,464,338,336)
                                          ---------------    ---------------
 Net increase (decrease) in net assets
  from fund share transactions..........     (365,081,962)       448,047,591
                                          ---------------    ---------------
  Net change in net assets..............     (917,843,266)       228,437,987

NET ASSETS:
Beginning of period.....................   10,029,490,357      9,801,052,370
                                          ---------------    ---------------
End of period...........................  $ 9,111,647,091    $10,029,490,357
                                          ===============    ===============
End of period net assets includes
 undistributed net investment income....  $    13,956,730    $       222,113
                                          ===============    ===============
SHARE TRANSACTIONS:
Number of shares sold...................          652,329          3,851,960
Number of shares issued upon
 reinvestment of distributions..........       13,485,329         59,832,318
Number of shares redeemed...............      (26,028,542)       (44,428,115)
                                          ---------------    ---------------
 Net increase (decrease)................      (11,890,884)        19,256,163
                                          ===============    ===============

                                           See Notes to Financial Statements. 77

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       REAL ESTATE
                                             ---------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 2000      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1999
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $   177,584       $   259,721
Net realized loss on investments...........     (644,575)         (306,821)
Net change in unrealized gain or loss on
 investments...............................    1,154,252          (153,082)
                                             -----------       -----------
 Net increase (decrease) in net assets
  resulting from operations................      687,261          (200,182)
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.................       (4,565)         (251,012)
                                             -----------       -----------
 Decrease in net assets from distributions
  to shareholders..........................       (4,565)         (251,012)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................    4,923,237         9,414,409
Net asset value of shares issued upon
  reinvestment of distributions............        4,565           251,012
Payments for shares redeemed...............   (5,109,255)       (9,720,165)
                                             -----------       -----------
 Net decrease in net assets from fund share
  transactions.............................     (181,453)          (54,744)
                                             -----------       -----------
  Net change in net assets.................      501,243          (505,938)

NET ASSETS:
Beginning of period........................    4,993,680         5,499,618
                                             -----------       -----------
End of period..............................  $ 5,494,923       $ 4,993,680
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $   177,563       $     4,544
                                             ===========       ===========
SHARE TRANSACTIONS:
Number of shares sold......................      620,442         1,111,219
Number of shares issued upon reinvestment
  of distributions.........................          518            34,350
Number of shares redeemed..................     (634,139)       (1,144,282)
                                             -----------       -----------
 Net increase (decrease)...................      (13,179)            1,287
                                             ===========       ===========

78 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced), Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income) and Aetna Real Estate Securities VP (Real Estate), a portfolio of Aetna Variable Portfolios, Inc. (AVPI) (individually, a Portfolio, and collectively, the Portfolios).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. AVPI was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of AVPI permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. AVPI currently offers multiple separate portfolios, including Real Estate. Balanced, Growth and Income, and AVPI are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 98.6%, 97.8% and 100.0% of Balanced, Growth and Income and Real Estate's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of April 30, 2000, Balanced had entered into a total return swap agreement wherein Balanced exchanged a U.S. Dollar 1 month LIBOR (London Interbank Offered Rate) less 0.15% contract for a Lehman Corporate Bond Index contract. The terms of the contract provide for the index differential to be settled on a monthly basis. For the period ended June 30, 2000 a net cash payment of $99,579 by Balanced was accrued in connection with the total return swap agreement.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

--------------------------------------------------------------------------------

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

I. LINE OF CREDIT

Balanced, Growth and Income, certain portfolios of AVPI, Aetna Generation Portfolios, Inc., Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees as of June 30, 2000:

                                   ADVISORY FEE
                                   ------------
Balanced                              0.50%
Growth and Income                     0.50%
Real Estate                           0.75%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.375% of the Portfolios' average daily net assets. For the period ended June 30, 2000, Aeltus paid ALIAC $14,091,468.

--------------------------------------------------------------------------------

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase Real Estate's total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                                COST OF PURCHASES          PROCEEDS FROM SALES
                                -----------------          -------------------
Balanced                         $1,998,666,310               $2,162,058,325
Growth and Income                 7,231,918,370                7,726,980,919
Real Estate                           4,362,352                    3,976,100

6. OPTIONS

For the period ended June 30, 2000, the following reflects the written call activity:

                                                     CALL OPTIONS WRITTEN
                                    ------------------------------------------------------
                                      NUMBER OF            PREMIUM            REALIZED
                                      CONTRACTS            RECEIVED          GAIN (LOSS)
BALANCED                            ------------------------------------------------------
Outstanding December 31, 1999                --            $      --          $     --
Written                                 607,620              897,243                --
Closed                                 (607,620)            (897,243)          485,898
Exercised                                    --                   --                --
                                    ------------------------------------------------------
Outstanding June 30, 2000                    --            $      --          $485,898
                                    ------------------------------------------------------

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At June 30, 2000, Balanced and Growth and Income had open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. Balanced incurred a net unrealized loss of $206,005 and Growth and Income had a net unrealized gain of $26,935 on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

    EXCHANGE                              CONTRACTS       IN EXCHANGE    CONTRACTS       UNREALIZED
      DATE         TYPE     CURRENCY  TO RECEIVE/DELIVER      FOR         AT VALUE       GAIN (LOSS)
      ----         ----     --------  ------------------      ---         --------       -----------
BALANCED
--------
     7/5/00        Sell      EURO         13,386,969       $12,721,904   $12,824,816      $(102,912)
     7/5/00        Sell      EURO         13,238,229        12,579,230    12,682,323       (103,093)
                                                                                          ---------
                                                                                          $(206,005)

GROWTH AND INCOME
-----------------
    7/17/00        Buy       JPY          17,740,000           165,980       168,223      $   2,243
     7/5/00        Sell      EURO          1,763,000         1,650,697     1,688,967        (38,270)
    7/17/00        Sell      JPY         487,417,830         4,677,714     4,622,039         55,675
    8/31/00        Sell      JPY         401,892,754         3,849,547     3,842,260          7,287
                                                                                          ---------
                                                                                          $  26,935
                                                                                          =========

8. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of June 30, 2000:

                                         CAPITAL LOSS
                                         CARRYFORWARD    EXPIRATION DATE
                                         ------------    ---------------
             Real Estate                   $ 80,901           2006
                                            275,183           2007

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of Real Estate to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

GROWTH & INCOME PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

FUND CLOSURE

On March 1, 2000 the Board considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Real Estate. The Portfolio was closed to new investments on May 15, 2000. If approved by shareholders at a shareholders meeting scheduled for July 28, 2000, the liquidation will occur on or about September 1, 2000.

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                       SIX MONTH
                                     PERIOD ENDING   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                     JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                      (UNAUDITED)       1999          1998          1997          1996           1995
                                     -------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of
 period ............................   $ 15.57         $ 15.73       $16.03        $ 15.12       $ 14.50        $ 12.23
                                       -------         -------       ------        -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............      0.22            0.44         0.46           0.50+         0.47+          0.54+
 Net realized and change in
  unrealized gain or loss on
  investments.......................      0.35            1.56         2.11           2.73          1.59           2.73
                                       -------         -------       ------        -------       -------        -------
   Total from investment operations       0.57            2.00         2.57           3.23          2.06           3.27
                                       -------         -------       ------        -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment income ........     (0.12)          (0.40)       (0.39)         (1.10)        (0.35)         (0.67)
 From net realized gains on
  investments.......................     (0.41)          (1.76)       (2.48)         (1.22)        (1.09)         (0.33)
                                       -------         -------       ------        -------       -------        -------
   Total distributions .............     (0.53)          (2.16)       (2.87)         (2.32)        (1.44)         (1.00)
                                       -------         -------       ------        -------       -------        -------
Net asset value, end of period .....   $ 15.61         $ 15.57       $15.73        $ 16.03       $ 15.12        $ 14.50
                                       =======         =======       ======        =======       =======        =======

Total return* ......................      3.57%          13.60%       16.93%         22.49%        15.17%         27.23%
Net assets, end of period (millions)   $ 1,910         $ 1,988       $1,852        $ 1,642       $ 1,364        $ 1,196
Ratio of net investment expenses to
 average net assets ................      0.59%(1)        0.59%        0.59%          0.58%         0.45%          0.31%
Ratio of net investment income to
 average net assets ................      2.66%(1)        2.81%        3.01%          3.01%         3.21%          3.96%
Portfolio turnover rate ............    110.69%         135.71%       85.83%        112.03%       107.80%        141.21%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share date calculated using weighted average number of shares outstanding throughout the period.

86 See Notes to Financial Statements.

GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                       SIX MONTH
                                     PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                     JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                      (UNAUDITED)       1999          1998          1997          1996           1995
                                     -------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of
 period ............................   $30.69          $ 31.87       $ 33.63       $ 32.39       $29.05         $26.23
                                       ------          -------       -------       -------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............     0.08             0.31          0.38          0.54+        0.65+          0.72+
 Net realized and change in
  unrealized gain or loss on
  investments.......................    (0.51)            4.86          4.47          8.94         6.45           7.62
                                       ------          -------       -------       -------       ------         ------
   Total from investment operations     (0.43)            5.17          4.85          9.48         7.10           8.34
                                       ------          -------       -------       -------       ------         ------
LESS DISTRIBUTIONS:
 From net investment income ........    (0.04)           (0.34)        (0.40)        (0.58)       (0.73)         (0.72)
 From net realized gains on
  investments.......................    (1.28)           (6.01)        (6.21)        (7.66)       (3.03)         (4.80)
                                       ------          -------       -------       -------       ------         ------
   Total distributions .............    (1.32)           (6.35)        (6.61)        (8.24)       (3.76)         (5.52)
                                       ------          -------       -------       -------       ------         ------
Net asset value, end of period .....   $28.94          $ 30.69       $ 31.87       $ 33.63       $32.39         $29.05
                                       ======          =======       =======       =======       ======         ======

Total return* ......................    (1.51)%          17.42%        14.49%        29.89%       24.46%         32.25%
Net assets, end of period (millions)   $9,112          $10,029       $ 9,801       $ 9,188       $6,954         $5,662
Ratio of net investment expenses to
 average net assets ................     0.58%(1)         0.58%         0.57%         0.56%        0.43%          0.29%
Ratio of net investment income to
 average net assets ................     0.54%(1)         0.89%         1.03%         1.46%        2.02%          2.42%
Portfolio turnover rate ............    79.36%          133.44%       145.64%       107.01%       85.03%         96.63%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 87

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                           PERIOD FROM
                             SIX MONTH                                  DECEMBER 15, 1997
                           PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                           JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                            (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                          -------------  ------------  ------------    --------------------
Net asset value,
 beginning of period ......   $ 7.73          $ 8.53       $ 10.31            $10.00
                              ------          ------       -------            ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income          0.28            0.52          0.45              0.05+
 Net realized and change
  in unrealized gain or
  loss on investments......     0.68           (0.90)        (1.78)             0.31
                              ------          ------       -------            ------
   Total from investment
    operations.............     0.96           (0.38)        (1.33)             0.36
                              ------          ------       -------            ------
LESS DISTRIBUTIONS:
 From net investment
  income...................    (0.01)          (0.42)        (0.45)            (0.05)
                              ------          ------       -------            ------
   Total distributions ....    (0.01)          (0.42)        (0.45)            (0.05)
                              ------          ------       -------            ------
Net asset value, end
 of period ................   $ 8.68          $ 7.73       $  8.53            $10.31
                              ======          ======       =======            ======

Total return* .............    12.38%          (4.22)%      (12.85)%            3.59%
Net assets, end of
 period (000's) ...........   $5,495          $4,994       $ 5,500            $5,153
Ratio of net
 investment expenses
 to average net assets ....     0.95%(1)        0.95%         0.95%             0.95%(1)
Ratio of net
 investment income to
 average net assets .......     6.41%(1)        5.05%         5.24%             9.99%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ...............     1.55%(1)        1.49%         1.32%               --
Portfolio turnover rate....    75.52%          34.77%        55.79%               --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

88 See Notes to Financial Statements.

                                                                   Aetna Bond VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Bond VP                                Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Bond VP                          10,000    10,911   13,031    14,002   15,357    14,774   17,468
Lehman Brothers Aggregate Bond Index   10,000    10,896   12,639    13,575   14,898    14,463   17,135

Bond VP                                Dec-96    Dec-97   Dec-98    Dec-99   Jun-00
Aetna Bond VP                          18,097    19,599   21,195    21,038   21,693
Lehman Brothers Aggregate Bond Index   17,757    19,471   21,089    20,986   21,823

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
  1 Year       5 Years      10 Years
---------------------------------------
   3.55%        5.73%        7.71%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a 3.12% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 3.99% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

During the first quarter, U.S. Treasuries rallied as a reduced supply more than offset the impact of strong growth and Federal Reserve Bank (Fed) interest rate tightening. This condition reversed in the second quarter, as worries around inflation and the eventual magnitude of Fed tightening required to slow the economy and control inflation took center stage.

On the heels of 7.3% growth in Gross Domestic Product for the fourth quarter, the first quarter remained strong at 5.5%. Combined with the previously mentioned rise in inflation, this led the Fed to increase interest rates 100 basis points (1.00%) over the first half of 2000. (One basis point equals one hundredth of one percent, or 0.01%.)

As we entered May and June, reports of economic data began showing evidence of a slowdown. Inflation indicators were tame for both April and May, and other economic reports showed decelerating growth and less pricing pressure. Combined with a soft May employment report, these indicators led the Treasury market to revert back to the bullish action of the first quarter.

                                                     See Definition of Terms. 89

For the first six months, the ten-year Treasury declined in yield by 41 basis points. The yield curve inverted as Fed tightening caused the two-year Treasury to increase by 12 basis points, while the thirty-year Treasury declined in yield by 58 basis points. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.)

With Fed tightening, spread products underperformed Treasuries by a wide margin in the first quarter, while recovering somewhat in the second quarter as evidence of a slowdown came into focus. For the six months, corporate bonds (-265 basis points) were the weakest performers, while mortgage-backed securities (-51 basis points), agencies (-113 basis points), asset backed securities (-26 basis points), and collateral mortgage-backed securities (-121 basis points) all showed negative returns compared to Treasuries of equal duration.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Performance was positively impacted by an underweight position in corporate bonds, mortgage-backed securities, and agencies at the beginning of the year. However, we switched to an overweight position in spread sectors later in the first quarter; the continued poor performance of spread product had an adverse impact on overall performance for the remainder of the period.

Overall, duration was mixed. A short duration posture through much of the first quarter was a detriment to overall returns; we underestimated the impact of reduced Treasury supply, and Treasuries rallied in the face of Fed tightening. However, we held a short duration through much of the April sell-off, and neutral to modestly long during the rally in mid-May, leading to gains. Our short duration posture during June showed modest negative results as Treasuries rallied early, then retreated.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While recent economic data has been weaker and the Fed chose not to raise interest rates at their June meeting, we do not believe we have seen the end of the tightening. Growth rates remain above trend, continuing to be driven by the wealth effect. We do not believe inflation fears have been put to rest by a couple of good numbers. We contend higher rates are needed to slow the economy and relieve labor market pressures, and we will bias our duration to the shorter side in anticipation of the higher rates.

With the narrowing of spreads in June having been driven by the market expectation that the Fed is on hold, we expect to trend toward an underweight position in spread products. This is based on our belief that the market is underestimating the extent of Fed tightening needed to slow the economy. We expect to implement this underweight mainly in the credit-sensitive sectors (i.e. corporate bonds, and, to a lesser extent, agencies). We believe that the credit cycle has peaked, and we could see some strain on credit as the imbalances in the economy unwind.

Within the higher risk sectors (BBB corporates) we expect to stay defensive, with only modest exposure.

------------------------------------------
QUALITY RATINGS
------------------------------------------
AAA                               72.3%
AA                                 0.9%
A                                 12.7%
BBB                                3.5%
BB                                 1.4%
B                                  3.2%
N/R/+                              6.0%

90 See Definition of Terms.

------------------------------------------
WEIGHTED AVERAGE LIFE TO MATURITY
------------------------------------------
 0 - 1 years                      21.9%
 1 - 5 years                      10.9%
 5 - 10 years                     29.9%
10 - 20 years                      3.2%
20 + years                        34.1%

+ The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                     See Definition of Terms. 91

                                                             Aetna High Yield VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

High Yield VP        12/10/97  12/31/97                              12/31/98                              12/31/99       6/30/2000
Aetna High Yield VP    10,000    10,150   10,813    10,873    9,982    10,122   10,637    10,578   10,422    10,837  10,713  10,831
Merrill Lynch High
  Yield Aggregate
  Index                10,000    10,058   10,337    10,511   10,135    10,425   10,538    10,609   10,476    10,589  10,399  10,464

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/10/97       2.38%      3.17%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA HIGH YIELD VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna High Yield VP (High Yield) generated a -0.05% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, Merrill Lynch High Yield Master Index(b), returned -1.19% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

High yield funds have seen steady outflows of cash in the face of accelerating inflation pressures and the corresponding rising interest rate environment. This reversed itself in June, with over $1 billion returning to high yield funds for the first time in seven months. However, it is too soon to tell whether this positive momentum will continue.

The decreased demand for high yield bonds has put pressure on bond prices and caused returns to be significantly below U.S. Treasury securities in the 7 to 10 year maturity range over most of this time period. Fear of steadily rising defaults in the face of tightening credit measures has further pressured the high yield market.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Over-weighting the wireless telecommunications and technology sectors contributed to the Portfolio's positive performance for the six-month period, as did security selection in European dollar-denominated securities. These positive returns were somewhat offset by an over-weighting in the competitive local exchange portion of the telecommunications sector, which

92 See Definition of Terms.

underperformed the larger sector.

Shorter-duration, step-up coupon securities held in the Portfolio were less volatile during the period and contributed to positive performance, as did holding a higher than usual percentage of cash over much of the period. Security selection in the energy, gaming and paper sectors further enhanced performance, as did avoiding underperforming sectors, including healthcare and retail.

Detracting from the Portfolio's performance was the expected restructuring of Dimac and United Artists Theatre, which caused these distressed securities to fall further.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Yields in the high yield market have risen to levels higher than any observed since the 1990-91 high yield crisis. Default rates, which appeared to have stabilized during the first quarter, have increased again as companies face tightened credit standards and selective access to capital markets. The percentage of securities trading at distressed levels continues to be high, weighing heavily on the market. Liquidity in the market remains tenuous, as demand for high yield paper has not returned in force.

A catalyst for significant improvement in the high yield market is unlikely to arise until we see stabilization in the interest rate environment, which we do not believe we have yet seen.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.

---------------------------------------
QUALITY RATINGS
---------------------------------------
AA                                2.6%
BBB                               2.5%
BB                               10.0%
B                                64.6%
CCC                              11.2%
CC                                2.5%
N/R/+                             6.5%
Defaulted Security                0.1%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------
 0 - 1 years                     13.8%
 1 - 5 years                      4.5%
 5 - 10 years                    77.3%
10 - 20 years                     4.4%

+ The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                     See Definition of Terms. 93

                                                           Aetna Money Market VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Money Market VP                        Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Money Market VP                  10,000    10,844   11,552    11,976   12,358    12,864   13,642
IBC's Money Fund Average/All Taxable   10,000    10,756   11,354    11,733   12,047    12,491   13,159

Money Market VP                        Dec-96    Dec-97   Dec-98    Dec-99   Jun-00
Aetna Money Market VP                  14,374    15,161   15,988    16,800   17,295
IBC's Money Fund Average/All Taxable   13,795    14,481   15,196    16,424   16,865

---------------------------------------
    Average Annual Total Returns
 for the period ended June 30, 2000*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   5.72%        5.47%        5.21%
---------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 2.95% total return, net of fund expenses, for the six month period ended June 30, 2000. The benchmark, IBC's Money Funds Report Average/All Taxable Index(c), returned 2.68% for the same period. As of June 30, 2000, the Fund reported a 7-day yield of 6.33% with an average weighted maturity of 54 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The past six months have been marked by a succession of Federal Open Market Committee (FOMC) tightenings and volatile spreads. The Federal Reserve (Fed) raised the Fed Funds rate three times, or 100 basis points, so far this year in its effort to contain inflation. (One basis point equals one hundredth of one percent, or 0.01%.)

The beginning of the period saw spread tightening as investor demand overshadowed supply. As we moved into the second calendar quarter, interest rate jitters and heavy supply pushed spreads wider on all fixed rate products, with most of the movement taking place in May. Although long term securities performed well in June, yields of money market instruments increased due to quarter-end pressure.

Asset-backed issuance for the second quarter was the third largest quarter in history. This surge in supply caused spreads to widen considerably.


94 See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The Portfolio's over-weighting in floating rate instruments enabled it to quickly reflect Fed tightenings. Numerous asset-backed securities purchases were made as spreads in that sector widened. The Portfolio strategically adjusted its weighted average maturity, shortening its days before anticipated FOMC tightenings and lengthening at the end of June, in order to maximize the benefits of higher yields.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While recent economic data have been weaker and the Fed chose not to raise interest rates at their June meeting, we do not believe we've seen the end of the tightening. Growth rates remain above trend, continuing to be driven by the wealth effect. We do not feel inflation fears have been put to rest by a couple of good numbers. Higher interest rates are needed to slow the economy and relieve labor market pressures. We will bias our weighted average maturity to the shorter side in anticipation of the higher rates. We will continue to strategically adjust our weighted average maturity and cash maturities so that we can capture higher yields as soon as possible.

Pressure on asset-backed spreads should continue in the near term. We plan to add to the asset-backed sector while this pressure continues, in order to enhance both the yield and overall credit quality of the portfolio.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the fund's management objective includes the preservation of capital, it is possible to lose money by investing in the fund.

-----------------------------------------
QUALITY RATINGS*
-----------------------------------------
Tier 1                            99.5%
Tier 2                             0.5%


-----------------------------------------
MATURITY DISTRIBUTION
-----------------------------------------
  1 - 30 days                     39.3%
 31 - 60 days                     12.4%
 61 - 90 days                      6.5%
 91 - 120 days                     4.6%
121 - 180 days                     2.5%
181 - 397 days                    34.7%

* Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                     See Definition of Terms. 95

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The Merrill Lynch High Yield Master Index is an unmanaged index of secured and subordinated debt securities rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e. BBB or Baa) but not in default.

(c) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged indices described above are not available for individual investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BOND
--------------------------------------------------------------------------------

                                          NUMBER OF             MARKET
                                           SHARES               VALUE
                                        ------------       -------------
PREFERRED STOCKS (0.2%)
Global Crossing Holdings Ltd. ........        12,000         $ 1,140,000
                                                           -------------
TOTAL PREFERRED STOCKS
 (COST $1,194,000)                                             1,140,000
                                                           -------------

                                         PRINCIPAL
                                          AMOUNT
                                        ------------
PUT OPTIONS PURCHASED (0.0%)
Euro Option Put .9568, 07/06/00 ......  $ 29,396,000             192,181
Euro Option Put .9570, 07/06/00 ......    16,331,111              95,955
                                                           -------------
TOTAL PUT OPTIONS PURCHASED (COST $673,977)                      288,136
                                                           -------------
LONG-TERM BONDS AND NOTES (86.2%)
CORPORATE BONDS (18.7%)
AEROSPACE/DEFENSE (0.3%)
United Technologies
 Corp., 7.50%, 09/15/29...............     1,750,000           1,728,895
                                                           -------------
CORPORATE FINANCE (4.1%)
Associates Corp. N.A., 6.25%, 11/01/08     3,100,000           2,779,925
CIT Holdings LLC, 6.88%, 02/16/05 ....       550,000             525,789
Ford Motor Credit Corp., 7.38%, 10/28/09   2,845,000           2,751,883
Ford Motor Credit Corp., 7.50%, 03/15/05   6,420,000           6,371,850
General Electric Capital
 Corp., 7.38%, 01/19/10 .............      2,055,000           2,079,783
General Electric Capital
 Corp., 8.30%, 09/20/09 ..............     2,205,000           2,367,464
General Motors Acceptance
 Corp., 7.75%, 01/19/10...............     5,370,000           5,338,586
Household Finance Corp., 7.88%, 03/01/07   1,215,000           1,210,286
Textron Financial Corp., 7.13%, 12/09/04   4,080,000           3,999,339
                                                           -------------
                                                              27,424,905
                                                           -------------
CORPORATE FOREIGN (2.2%)
Diageo Capital Plc, 7.25%, 11/01/09 ..     1,945,000           1,949,979
Flag Telecom Holding
 Ltd., 11.63%, 03/30/10...............     1,200,000           1,164,000
Global Crossing Holdings
 Ltd., 9.13%, 11/15/06................     1,410,000           1,364,175
Global Crossing Holdings
 Ltd., 9.50%, 11/15/09................     1,200,000           1,152,000
Impsat Fiber Networks, 13.75%, 02/15/05    4,900,000           4,397,750
International Bank Reconstruction &
 Development, 7.00%, 01/27/05.........       875,000             874,729
RSL Communications Plc, 10.50%, 11/15/08   1,670,000           1,135,600
Telewest Communications Plc,
 Zero Coupon, 02/01/10 ...............     1,300,000             698,750
Telewest Communications Plc,
 11.00%, 10/01/07 ....................     1,005,000             954,750
Tembec Industries Inc., 8.63%,0 6/30/09      940,000             893,000
                                                           -------------
                                                              14,584,733
                                                           -------------
CORPORATE INDUSTRIAL - BASIC INDUSTRY (0.2%)
Huntsman ICI Chemicals, 10.13%, 07/01/09   1,175,000           1,180,875
                                                           -------------
CORPORATE INDUSTRIAL - CAPITAL GOODS (1.4%)
Allied Waste North
 America, 10.00%, 08/01/09............     1,645,000           1,390,025
Bombardier Capital Inc., 7.30%, 12/15/02   2,765,000           2,719,248
Honeywell International, 7.50%, 03/01/10   3,630,000           3,637,278
Raytheon Co., 8.30%, 03/01/10 ........     1,810,000           1,822,851
                                                           -------------
                                                               9,569,402
                                                           -------------

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                        ------------       -------------
CORPORATE BONDS (CONTINUED)
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (2.1%)
Charter Communications Holding
 LLC, 10.25%, 01/15/10................  $    900,000        $    866,250
CSC Holdings Inc., 7.88%, 02/15/18 ...     1,450,000           1,333,733
CSC Holdings Inc., 8.13%, 07/15/09 ...     1,480,000           1,428,200
DaimlerChrysler NA Holdings
 Inc., 7.20%, 09/01/09................     3,580,000           3,446,430
Ford Motor Co., 7.45%, 07/16/31 ......     2,610,000           2,468,356
Time Warner Inc., 8.11%, 08/15/06 ....       795,000             809,437
Wal-Mart Stores, 6.88%, 08/10/09 .....     1,800,000           1,758,366
Wal-Mart Stores, 7.55%, 02/15/30 .....     1,760,000           1,801,589
                                                           -------------
                                                              13,912,361
                                                           -------------
CORPORATE INDUSTRIAL - CONSUMER NON-CYCLICAL (0.3%)
Pepsi Bottling Holdings
 Inc., 5.63%, 02/17/09................     2,590,000           2,312,481
                                                           -------------
CORPORATE INDUSTRIAL - ENERGY (0.5%)
Baker Hughes Inc., 6.25%, 01/15/09 ...       430,000             394,680
Baker Hughes Inc., 6.88%, 01/15/29 ...     1,205,000           1,074,173
Texaco Capital, Inc., 5.50%, 01/15/09.     1,890,000           1,668,605
                                                           -------------
                                                               3,137,458
                                                           -------------
CORPORATE UTILITIES (4.3%)
Coastal Corp., 6.50%, 05/15/06 .......     3,475,000           3,293,223
Duke Energy Corp., 7.38%, 03/01/10 ...     2,465,000           2,424,746
GTE California Inc.,7.65%,03/15/07 ...     2,915,000           2,908,791
ICG Holdings Inc., Zero Coupon, 05/01/06   2,030,000           1,679,825
ICG Holdings Inc., Zero Coupon, 03/15/07     470,000             324,300
Keyspan Gas East, 7.88%, 02/01/10 ....     2,460,000           2,463,050
Metromedia International Group,
 Inc., 10.00%, 11/15/08...............       350,000             345,625
MGC Communications Inc.,
 13.00%, 04/01/10 ++ .................       700,000             658,000
Nextlink Communications,
 Zero Coupon, 06/01/09 ...............       800,000             496,000
Qwest Communications International
 Inc., 7.50%, 11/01/08................     2,100,000           2,033,661
Sempra Energy, 7.95%, 03/01/10 .......     1,480,000           1,492,539
Texas Utilities Co., 8.25%, 04/01/04 .     2,700,000           2,733,264
Viatel, Inc., 11.25%, 04/15/08 .......       800,000             592,000
Winstar Communications,
 Inc., 12.50%, 04/15/08...............       580,000             551,000
WorldCom, Inc., 8.00%, 05/15/06 ......     2,435,000           2,476,931
WorldCom, Inc., 8.25%, 05/15/10 ......     4,379,000           4,492,022
                                                           -------------
                                                              28,964,977
                                                           -------------
ELECTRIC COMPANIES (0.6%)
Dominion Resources,
 Inc., 8.13%, 06/15/10................     1,365,000           1,377,579
Edison International
 Inc., 6.88%, 09/15/04................     2,980,000           2,892,060
                                                           -------------
                                                               4,269,639
                                                           -------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co., 7.88%, 06/01/05      1,795,000           1,845,296
                                                           -------------
MACHINERY - DIVERSIFIED (0.1%)
Deere & Co., 8.10%, 05/15/30 .........       730,000             711,027
                                                           -------------
MAJOR TELECOMMUNICATIONS (0.2%)
J. Seagram & Sons, 7.60%,12/15/28 ....     1,225,000           1,169,973
                                                           -------------

                                       See Notes to Portfolio of Investments. 97

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BOND (CONTINUED)
--------------------------------------------------------------------------------

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                        ------------       -------------
CORPORATE BONDS (CONTINUED)
NATURAL GAS - DISTR - PIPE LINE (0.5%)
Tennessee Gas Pipeline, 7.00%, 10/15/28 $  4,080,000        $  3,573,631
                                                           -------------
OIL & GAS (REFINING & MKTG) (0.3%)
Valero Energy Corp., 8.75%, 06/15/30..     2,010,000           2,052,813
                                                           -------------
OIL (INT'L INTEGRATED) (0.5%)
Phillips Petroleum Co., 8.75%, 05/25/10    3,210,000           3,381,478
                                                           -------------
TELEPHONE (0.8%)
Deutche Telekom Int. Finance,
 8.25%, 06/15/30 # ...................     2,355,000           2,391,691
U.S. West Communications
 Group, 7.20%, 11/01/04...............     3,180,000           3,124,000
                                                           -------------
                                                               5,515,691
                                                           -------------
TOTAL CORPORATE BONDS (COST $125,907,100)                    125,335,635
                                                           -------------
FOREIGN AND SUPRANATIONALS (0.7%)
CORPORATE FOREIGN (0.7%)
Inter-American Development
 Bank, 7.38%, 01/15/10................       750,000             769,808
Tyco International Group SA,
 6.38%, 06/15/05 .....................     3,750,000           3,577,238
                                                           -------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $4,315,551)                                             4,347,046
                                                           -------------
FOREIGN OBLIGATIONS (4.4%)
CORPORATE FOREIGN (4.3%)
Bundesobligation, 4.25%, 11/26/04 ....     2,800,000           2,600,039
Bundesrepub, 6.00%, 07/04/07 .........    12,650,000          12,653,638
French Treasury Note, 5.00%, 07/12/05.    14,100,000          13,441,766
                                                           -------------
                                                              28,695,443
                                                           -------------
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (0.1%)
NTL Inc., Zero Coupon, 02/01/06 ......       800,000             736,000
                                                           -------------
TOTAL FOREIGN OBLIGATIONS (COST $28,931,441)                  29,431,443
                                                           -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.1%)
U.S. MORTGAGE BACKED - OTHER (0.1%)
Security Pacific National
 Bank, 8.50%, 04/25/17 (Yen) .........       772,985             772,985
                                                           -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $772,720)                                                 772,985
                                                           -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (28.8%)
U.S. MORTGAGE BACKED - FHLMC (12.1%)
Federal Home Loan Mortgage
 Corp., 6.88%, 01/15/05...............    18,760,000          18,642,750
Federal Home Loan Mortgage
 Corp., 7.00%, 03/15/10...............    27,625,000          27,392,259
Federal Home Loan Mortgage
 Corp., 7.00%, 07/14/25 # ............    21,600,000          20,872,728
Federal Home Loan Mortgage
 Corp., 7.50%, 12/01/11...............     2,666,000           2,666,000
Federal Home Loan Mortgage
 Corp., 8.00%, 07/15/30 # ............    11,500,000          11,564,745
                                                           -------------
                                                              81,138,482
                                                           -------------
U.S. MORTGAGE BACKED - FNMA (16.7%)
Federal National Mortgage
 Association, 6.50%, 07/25/15 # ......     5,500,000           5,301,890

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                        ------------       -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Federal National Mortgage
 Association, 6.50%, 09/25/23.........  $  8,000,000        $  7,547,440
Federal National Mortgage
 Association, 6.63%, 09/15/09 *.......     9,835,000           9,498,446
Federal National Mortgage
 Association, 7.00%, 11/15/25 # ......    33,900,000          32,729,433
Federal National Mortgage
 Association, 7.00%, 01/01/30.........     7,395,939           7,139,374
Federal National Mortgage
 Association, 7.25%, 01/15/10.........    17,315,000          17,489,362
Federal National Mortgage
 Association, 7.50%, 07/01/11.........     1,534,000           1,532,558
Federal National Mortgage
 Association, 8.00%, 07/15/30 # ......    30,300,000          30,427,866
                                                           -------------
                                                             111,666,369
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $191,892,960)                              192,804,851
                                                           -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.2%)
U.S. GOVERNMENT - AGENCY (0.9%)
Small Business Administration
 92-20K, 7.55%, 11/01/12..............     6,049,688           6,006,391
                                                           -------------
U.S. MORTGAGE BACKED - FNMA (14.7%)
Federal National Mortgage
 Association, 6.00%, 07/01/29.........     7,132,441           6,528,394
Federal National Mortgage
 Association, 6.50%, 08/01/29 * ......    43,642,857          41,187,947
Federal National Mortgage
 Association, 6.63%, 09/15/09.........    12,995,000          12,554,340
Federal National Mortgage
 Association, 7.00%, 08/01/25-03/01/26     7,724,868           7,486,488
Federal National Mortgage
 Association, 7.50%, 11/01/28.........    13,750,298          13,578,419
Federal National Mortgage
 Association, 8.50%, 11/01/23-12/01/29    12,931,693          13,176,859
Federal National Mortgage
 Association, 10.00%, 02/25/19........     3,364,779           3,570,872
                                                           -------------
                                                              98,083,319
                                                           -------------
U.S. MORTGAGE BACKED - GNMA (4.6%)
Government National Mortgage
 Association, 6.00%, 12/20/29-01/20/30    10,553,034          10,377,006
Government National Mortgage
 Association, 6.38%, 04/20/28.........     3,269,161           3,267,134
Government National Mortgage
 Association, 6.50%, 01/20/30.........     7,391,110           7,343,733
Government National Mortgage
 Association, 7.00%, 04/15/26.........     6,292,516           6,121,424
Government National Mortgage
 Association, 10.50%, 02/15/13-01/15/21    3,384,404           3,642,828
                                                           -------------
                                                              30,752,125
                                                           -------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $136,520,118)                                         134,841,835
                                                           -------------

98 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                        ------------       -------------
U.S. GOVERNMENT OBLIGATIONS (13.3%)
U.S. GOVERNMENT - TREASURY (13.3%)
U.S. Treasury Bond, 6.25%, 02/15/07 ..  $    565,000        $    565,441
U.S. Treasury Note, 5.75%, 11/30/02 *      2,698,000           2,658,798
U.S. Treasury Note, 6.13%, 08/15/29 #      6,598,000           6,663,980
U.S. Treasury Note, 6.25%, 05/15/30 *      5,969,000           6,262,794
U.S. Treasury Note, 6.50%, 02/15/10 *     56,323,000          58,250,373
U.S. Treasury Note, 6.75%, 05/15/05 ..    11,875,000          12,151,450
U.S. Treasury Note, 7.00%, 07/15/06 *      2,405,000           2,492,181
                                                           -------------
                                                              89,045,017
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $88,450,662)                                           89,045,017
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $576,790,552)                                               576,578,812
                                                           -------------
SHORT-TERM INVESTMENTS (23.2%)
Crown Cork & Seal Co., Inc.,
 6.90%, 07/12/00 * ...................    12,000,000          11,898,233
Houston Industries Finance,
 7.00%, 08/02/00 * ...................    15,000,000          14,912,500
Houston Industries Finance,
 7.15%, 07/13/00 * ...................    15,000,000          14,970,209
Hughes Electronics
 Corp., 7.23%, 09/01/00 * ............    15,000,000          14,828,700
Hughes Electronics
 Corp., 7.30%, 09/18/00 * ............     9,000,000           8,867,700
Norfolk Southern Corp.,
 7.00%, 08/14/00 *....................    15,000,000          14,879,400
Peco Energy Co., 7.45%, 07/05/00 .....    30,000,000          29,987,583
PHH Corp., 7.30%, 07/03/00 ...........    14,544,000          14,544,000
U.S. Treasury Bill, 5.89%, 11/09/00 @        100,000              97,903
U.S. Treasury Bill, 5.96%, 11/09/00 @        100,000              97,903
U.S. Treasury Bill, 6.14%, 11/09/00 @        835,000             817,490
Viacom International
 Inc., 7.40%, 07/06/00................    29,000,000          28,982,117
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $154,863,264)                                         154,883,738
                                                           -------------
TOTAL INVESTMENTS
 (COST $733,521,793)(A)                                      732,890,686

OTHER ASSETS LESS LIABILITIES                                (64,103,246)
                                                           -------------
TOTAL NET ASSETS                                            $668,787,440
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $763,062,242. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains...........................                 $  9,406,864

Unrealized losses..........................                  (39,578,420)
                                                           -------------
 Net unrealized loss.......................                 $(30,171,556)
                                                           =============

Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL     EXPIRATION      UNREALIZED
                        CONTRACTS       VALUE          DATE         GAIN/(LOSS)
                        ----------  --------------  -----------  -----------------
   SHORT CONTRACTS
----------------------
U.S. 2 Yr. Treasury
Bond..................      66      $(13,092,750)     Sep 00      $     (96,830)
U.S. 10 Yr. Treasury
Bond..................      32        (3,151,500)     Sep 00            (77,660)
U.S. 20 Yr. Treasury
Bond..................     382       (37,185,312)     Sep 00         (1,270,269)
                                    -------------                ---------------
                                    $(53,429,562)                 $  (1,444,759)
                                    =============                ===============

Information concerning the following swap contract at June 30, 2000 is shown below:

Swap Counter Party:                 Morgan Stanley Capital Services, Inc.

Notional Principal:                 $33,500,000

Fund will pay:                      LIBOR less 0.15%

Fund will receive:                  Lehman Corporate Bond Total Return

Effective LIBOR rate:               6.49%

Change in total return of
Lehman Corporate Bond Index:        33.95%

Net unrealized gain/(loss):         $578,140

Termination date:                   October 1, 2000

#     When-issued or delayed delivery security.

[YEN] This security has been determined to be illiquid under guidelines established by the Board of Directors.

* Segregated securities for purchases of delayed delivery of when-issued securities held at June 30, 2000.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(a) Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.


                                           See Notes to Financial Statements. 99

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
BOND (CONTINUED)
--------------------------------------------------------------------------------

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                      ACQUISITION
                                         DATE                     COST
                                -----------------------  ----------------------
Security Pacific..............         03/20/97                 $772,720
                                                                ========

The market value of the total illiquid securities above is $772,985 which represents 0.12% of the total net assets.

Category percentages are based on net assets.


100 See Notes to Financial Statements.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
HIGH YIELD
--------------------------------------------------------------------------------

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
STOCK WARRANTS (0.1%)
Ono Finance Plc Warrants + ...............       1,000       $    10,000
                                                             -----------
TOTAL STOCK WARRANTS (COST $5,754)                                10,000
                                                             -----------
PREFERRED STOCKS (3.8%)
Adelphia Business Solutions + ............          55            50,587
Cluett American Corp. + + ................         109             2,080
Cumulus Media, Inc. + ....................          51            41,308
Global Crossing Holdings Ltd. ............       1,200           114,000
Rural Cellular Corp. .....................         183           172,020
                                                             -----------
TOTAL PREFERRED STOCKS (COST $393,971)                           379,995
                                                             -----------

                                             PRINCIPAL
                                              AMOUNT
                                            ------------
LONG-TERM BONDS AND NOTES (84.3%)
CORPORATE BONDS (83.4%)
BROADCASTING (TV, RADIO & CABLE) (1.0%)
Olympus Comm. LP / Cap.
 Corp., 10.63%, 11/15/06..................  $  100,000            98,000
                                                             -----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.0%)
VoiceStream Wireless Corp., 0.00%, 11/15/09    150,000           100,500
                                                             -----------
COMPUTERS SOFTWARE/SERVICES (3.1%)
Verio Inc., 10.63%, 11/15/09 ...............   200,000           221,500
Verio Inc., 11.25%, 12/01/08 ...............    75,000            83,719
                                                             -----------
                                                                 305,219
                                                             -----------
CONTAINERS/PACKAGING (PAPER) (1.0%)
Huntsman Packaging Corp., 13.00%, 06/01/10     100,000           102,000
                                                             -----------
CORPORATE/FOREIGN/EMERGING MARKETS SOVERIGN (0.9%)
App China Group Ltd., 14.00%, 03/15/10 ...     150,000            94,500
                                                             -----------
CORPORATE FINANCE (2.2%)
ASAT Finance LLC, 12.50%, 11/01/06 ++ ....     100,000           117,000
Labranche & Company, 12.00%, 03/01/07 ++ .     100,000            99,250
                                                             -----------
                                                                 216,250
                                                             -----------
CORPORATE FOREIGN (18.9%)
Comcast Cable Corp., Zero Coupon, 11/15/07     250,000           240,000
ESAT Telecom Group Plc, 11.88%, 12/01/08 .     200,000           232,000
Jupiters Ltd., 8.50%, 03/01/06 ...........     125,000           116,563
Maxcom Telecommunications, 13.75%, 04/01/07    300,000           268,500
Metronet Communications Corp.,
 Zero Coupon, 11/01/07 ...................     250,000           220,942
Microcell Telecommunications,
 Zero Coupon, 06/01/06 * .................     200,000           185,500
Netia Holdings II B.V., 13.13%, 06/15/09 .     100,000            94,000
Ono Finance Plc, 13.00%, 05/01/09 ........     100,000            96,000
Repap New Brunswick, 11.50%, 06/01/04 ....     150,000           150,750
RSL Communications Plc, 9.13%, 03/01/08 ..      75,000            49,500
RSL Communications Plc, 10.50%, 11/15/08 .     100,000            68,000
Telewest Plc, 11.00%, 10/01/07 ...........     100,000            95,000
United Pan-Europe Communications,
 Zero Coupon, 08/01/09 ...................     150,000            69,000
                                                             -----------
                                                               1,885,755
                                                             -----------
CORPORATE INDUSTRIAL - BASIC INDUSTRY (3.5%)
Georgia Gulf Corp., 10.38%, 11/01/07 .....     100,000           103,500

                                             PRINCIPAL         MARKET
                                              AMOUNT            VALUE
                                            ------------     -------------
CORPORATE BONDS (CONTINUED)
CORPORATE INDUSTRIAL - BASIC INDUSTRY (CONTINUED)
Intersil Corp., 13.25%, 08/15/09 .........  $   65,000        $   73,450
Lyondell Chemical Co., 9.63%, 05/01/07 ...     175,000           173,250
                                                             -----------
                                                                 350,200
                                                             -----------
CORPORATE INDUSTRIAL - CAPITAL GOODS (5.4%)
Allied Waste North America, 10.00%, 08/01/09   150,000           126,750
Anteon Corp., 12.00%, 05/15/09 ...........     125,000           113,125
ATC Group Services, 12.00%, 01/15/08 + ...     200,000             1,000
Condor Systems Inc., 11.88%, 05/01/09 + ..     150,000            72,750
Crown Castle International
 Corp., 10.75%, 08/01/11..................     100,000           101,500
Penhall Acquisition Corp., 12.00%, 08/01/06    125,000           119,375
                                                             -----------
                                                                 534,500
                                                             -----------
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (13.0%)
Adelphia Communications, 8.13%, 07/15/03 .     100,000            95,000
Adelphia Communications, 9.88%, 03/01/07 .     100,000            95,250
Ameristar Casino, 10.50%, 08/01/04 .......     100,000           100,500
Dimac Corp., 12.50%, 10/01/08 + ..........     150,000             1,500
Galaxy Telecom LP, 12.38%, 10/01/05 ......     250,000           216,250
Garden State Newspapers
 Corp., 8.63%, 07/01/11...................     150,000           132,000
Hollywood Casino
 Shreveport, 13.00%, 08/01/06 ++ .........     100,000           106,000
Hollywood Park, Inc., 9.25%, 02/15/07 ....     100,000            99,500
Tenneco Automotive Inc., 11.63%, 10/15/09      150,000           133,500
United Artists Theatre
 Corp., 9.75%, 04/15/08 (Yen) ............     200,000             8,000
Venetian Casino/LV Sands
 Corp., 10.00%, 11/15/05..................     125,000           118,750
Waterford Gaming Llc, 9.50%, 03/15/10 ++ .     192,000           185,760
                                                             -----------
                                                               1,292,010
                                                             -----------
CORPORATE INDUSTRIAL - TECHNOLOGY (9.8%)
Exodus Communications,
 Inc., 10.75%, 12/15/09...................     350,000           337,750
Fairchild Semiconductor
 Inc., 10.38%, 10/01/07...................     200,000           204,000
NTL Inc., Zero Coupon, 04/15/09 ..........      70,000            55,106
PSINET, Inc., 11.50%, 11/01/08 ...........     175,000           164,500
Rhythms NetConnections Inc.,
 Zero Coupon, 05/15/08 ...................     200,000            80,000
Rhythms NetConnections
 Inc., 12.75%, 04/15/09...................      50,000            34,750
Telecommunication Techniques Co.,
 9.75%, 05/15/08 .........................     100,000            92,000
                                                             -----------
                                                                 968,106
                                                             -----------
CORPORATE UTILITIES (19.4%)
Allegiance Telecom, Inc., Zero
 Coupon, 02/15/08.........................     300,000           218,250
Focal Commerce Corp., 11.88%, 01/15/10 ...     100,000           100,250
Hyperion Telecom Corp., 12.25%, 09/01/04 .     100,000           101,500
ICG Holdings Inc., Zero Coupon, 05/01/06 .     200,000           165,500
ITC Deltacom, Inc., 9.75%, 11/15/08 ......     150,000           142,500
KMC Telcom Holdings, Inc.,
 Zero Coupon, 02/15/08....................     300,000           147,000
McLeodUSA, Inc., 9.50%, 11/01/08 .........     100,000            97,000
Metromedia International Group, Inc.,
 10.00%, 11/15/08 ........................     200,000           197,500
MGC Communications Inc., 13.00%, 04/01/10 ++   100,000            94,000
Nextlink Communications,
 Inc., 10.75%, 11/15/08...................     150,000           147,750


                                     See Notes to Portfolio of Investments. 101

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
HIGH YIELD (CONTINUED)
--------------------------------------------------------------------------------

                                            PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                            ------------     -----------
CORPORATE BONDS (CONTINUED)
CORPORATE UTILITIES (CONTINUED)
Price Communications Wireless
 Inc., 11.75%, 07/15/07...................   $ 150,000        $  162,375
Primus Telecommunications
 Group, 11.25%, 01/15/09..................      50,000            40,000
Teligent, Inc.,Zero Coupon, 03/01/08 .....     225,000           105,187
Williams Communications
 Inc., 10.88%, 10/01/09...................     150,000           147,000
Winstar Communications,
 Inc., 12.75%, 04/15/10...................      75,000            69,750
                                                             -----------
                                                               1,935,562
                                                             -----------
ELECTRICAL EQUIPMENT (1.0%)
Flextronics International
 Ltd., 9.88%, 07/01/10 ++ ................     100,000           101,000
                                                             -----------
FINANCIAL (DIVERSIFIED) (1.3%)
RBF Finance Co., 11.38%, 03/15/09 ........     125,000           135,625
                                                             -----------
GAMING, LOTTERY, & PARIMUTUEL (1.0%)
Station Casinos, Inc., 9.88%, 07/01/10 # ++    100,000           100,500
                                                             -----------
TELEPHONE LONG DISTANCE (0.9%)
CapRock Communications
 Corp., 11.50%, 05/01/09..................     100,000            91,000
                                                             -----------
TOTAL CORPORATE BONDS (COST $9,226,480)                        8,310,727
                                                             -----------

FOREIGN OBLIGATIONS (0.9%)
TELEPHONE (0.9%)
Jazztel Plc, 14.00%, 04/01/09 ............     100,000            92,000
                                                             -----------
TOTAL FOREIGN OBLIGATIONS (COST $93,897)                          92,000
                                                             -----------
TOTAL LONG-TERM BONDS AND NOTES                                8,402,727
 (COST $9,320,377)
                                                             -----------
SHORT-TERM INVESTMENTS (11.0%)
Federal Home Loan Mortgage
 Corp., 6.43%, 07/18/00...................   1,090,000         1,090,000
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS                                   1,090,000
 (COST $1,090,000)
                                                             -----------
TOTAL INVESTMENTS (COST $10,810,102)(A)                        9,882,722
OTHER ASSETS LESS LIABILITIES                                     82,785
                                                             -----------
TOTAL NET ASSETS                                              $9,965,507
                                                             -----------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $10,853,726. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................            $   199,962

Unrealized losses...........................             (1,170,966)
                                                        -----------

 Net unrealized loss........................            $  (971,004)
                                                        ===========

[DAG]  Non-income producing security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.

+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

[YEN] This security has been determined to be illiquid under guidelines established by the Board of Directors.

#      When-issued or delayed delivery security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                      ACQUISITION
                                         DATE                     COST
                                -----------------------  ----------------------
ATC Group Services............         05/11/99                 $200,000

Cluett American Corp..........         02/03/99                    9,375

Condor Systems, Inc...........         04/15/99                  147,900

Dimac Corp....................         10/22/98                  146,136

United Artists Theatre........         07/09/99                  142,346
                                                                --------
                                                                $645,757
                                                                ========

The market value of the total illiquid securities above is $85,330 which represents 0.86% of the total net assets.

Category percentages are based on net assets.


102 See Notes to Financial Statements.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
MONEY MARKET
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                         AMOUNT               VALUE
                                      --------------     -----------------
ASSET-BACKED SECURITIES (49.8%)
Amercredit Auto Receivables
 Trust, 6.04%, 02/05/01.............  $ 10,040,123          $ 10,039,339
Americredit Auto Receivables
 Trust, 6.89%, 06/05/01.............    28,500,000            28,524,492
CNH Equipment Trust, 6.18%, 04/09/01    11,032,488            11,022,576
Chevy Chase, 6.87%, 07/12/01 .......    10,000,000            10,001,172
Copelco Capital Funding
 LLC, 5.02%, 03/15/00...............    31,305,640            31,271,400
Dealers Capital Acceptance
 Trust, 7.10%, 07/03/00.............    28,519,000            28,519,000
DVI Receivables, 6.17%, 11/13/00 ...       989,641               989,097
DVI Receivables, 6.72%, 05/14/01 ...    13,279,221            13,276,034
First Security Auto, 6.77%, 07/15/01    46,000,000            46,000,000
Ford Credit Auto Owner
 Trust, 6.22%, 12/15/00.............     3,302,016             3,285,506
Ford Credit Auto Owner
 Trust, 6.82%, 03/15/01.............    42,000,000            42,000,000
Great America Leasing, 6.96%, 06/20/01  11,842,858            11,829,905
Huntington Auto Trust, 6.32%, 04/15/01  25,903,649            25,875,317
Ikon Receivables Llc, 6.14%, 10/15/00    7,056,854             7,052,973
Long Lane Master Trust III,
 4.95%, 04/28/00 ++ ................    20,000,000            19,510,800
Nissan Auto Lease,
 6.92%, 06/20/01 + .................    29,500,000            29,497,695
Nissan Auto Receivables,
 6.83%, 07/16/01 ++ ................    40,000,000            40,000,000
Onyx Acceptance Owner
 Trust, 6.09%, 03/15/01.............     4,856,123             4,852,994
Onyx Acceptance Owner
 Trust, 6.41%, 05/15/01.............    30,061,821            30,047,143
Orix Credit Alliance Receivables
 Trust, 6.13%, 12/15/00.............     2,717,189             2,714,641
Orix Credit Alliance Receivables
 Trust, 6.24%, 03/15/01.............    10,034,347            10,024,939
Racers Series 1999mm, 5.50%, 07/17/00
 ++.................................    31,000,000            31,000,000
Racers Series 2000mm, 6.71%, 05/30/01
 ++.................................    50,000,000            49,962,500
Ryder Vehicle Lease
 Trust, 6.15%, 10/16/00 ............     1,644,866             1,644,063
Summit Acceptance Auto,
 6.45%, 05/15/01 ++ ................     5,880,522             5,875,928
Syndicated Loan Funding Trust
 1999-3, 5.13%, 06/15/00 ++ ........    25,000,000            24,980,000
Unicapital, 6.28%, 04/20/01 ++ .....    15,118,790            15,109,266
                                                         ---------------
TOTAL ASSET-BACKED SECURITIES                                534,906,780
                                                         ---------------
COMMERCIAL PAPER - DOMESTIC (16.6%)
Cooper Industries,
 Inc., 6.63%, 07/20/00 ++ ..........    29,500,000            29,309,897
Lehman Brothers Holdings
 Inc., 5.38%, 01/14/00..............    30,000,000            29,925,300
PHH Corp., 6.75%, 07/25/00 .........    15,000,000            14,938,125
PHH Corp., 6.87%, 07/24/00 .........    19,500,000            19,421,853
PHH Corp., 7.30%, 07/03/00 * .......    11,481,000            11,481,000
Popular North America
 Inc., 6.84%, 07/20/00..............    18,966,000            18,904,740

                                       PRINCIPAL              VALUE
                                         AMOUNT
                                      --------------     -----------------
COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Popular North America
 Inc., 6.92%, 07/27/00..............   $14,490,000        $   14,423,153
Popular North America
 Inc., 7.05%, 07/06/00..............    10,000,000             9,994,125
Washington Mutual Fin.
 Corp., 6.77%, 09/05/00 ++ .........     5,000,000             4,938,550
Wheels Inc., 7.45%, 07/05/00 + .....    25,182,000            25,171,577
                                                         ---------------
TOTAL COMMERCIAL PAPER - DOMESTIC                            178,508,320
                                                         ---------------
CORPORATE NOTES (16.8%)
Associates Corp. N.A., 6.45%, 09/15/00
 ++.................................     9,000,000             8,981,100
Bank One Corp., 6.32%, 01/16/01 ....    15,000,000            14,999,400
Fleet Boston Corp., 5.16%, 01/29/01 .   20,000,000            20,013,200
Lehman Brothers Holdings
 Inc., 9.88%, 10/15/00..............     2,500,000             2,519,375
MCI WorldCom, Inc., 6.27%, 08/17/00 ++  38,000,000            38,006,719
Vodafone AirTouch Plc, 6.60%, 06/05/01
 ++.................................    50,000,000            49,987,500
Washington Mutual Fin.
 Corp., 6.38%, 07/01/00.............    10,000,000            10,000,000
Zions Bancorporation, 6.44%, 10/27/00
 ++.................................    36,000,000            35,998,200
                                                         ---------------
TOTAL CORPORATE NOTES                                        180,505,494
                                                         ---------------
AGENCY OBLIGATIONS (3.5%)
Student Loan Marketing
 Assoc., 6.23%, 11/13/00............    11,000,000            10,997,470
Student Loan Marketing
 Assoc., 6.26%, 02/01/01............    18,000,000            17,994,780
Student Loan Marketing
 Assoc., 6.29%, 03/23/01............     8,850,000             8,848,584
                                                         ---------------
TOTAL AGENCY OBLIGATIONS                                      37,840,834
                                                         ---------------
MEDIUM-TERM NOTES - DOMESTIC (12.2%)
Countrywide Home Loans,
 Inc., 5.44%, 07/27/00..............    15,500,000            15,500,000
Countrywide Home Loans,
 Inc., 6.31%, 08/08/00..............     5,000,000             5,000,245
General Motors Acceptance
 Corp., 5.33%, 10/20/00.............    15,500,000            15,426,375
Heller Financial,
 Inc., 5.40%, 08/07/00..............    32,000,000            32,000,000
Heller Financial,
 Inc., 7.10%, 09/25/00..............     6,500,000             6,502,860
Lehman Brothers Holdings
 Inc., 7.07%, 11/06/00..............    12,000,000            12,000,000
Prudential Funding Corp.,
 5.13%, 09/28/99 ++ ..... ..........    29,500,000            29,499,771
Sears Roebuck Acceptance
 Corp., 6.50%, 10/04/00.............     5,100,000             5,093,625
Washington Mutual Fin.
 Corp., 5.88%, 02/27/01.............    10,000,000             9,912,500
                                                         ---------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           130,935,376
                                                         ---------------
MEDIUM-TERM NOTES - FOREIGN (1.7%)
Republic of Argentina,
 Zero Coupon, 10/16/00 .............    18,500,000            18,102,250
                                                         ---------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                             18,102,250
                                                         ---------------


                                      See Notes to Portfolio of Investments. 103

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
MONEY MARKET (CONTINUED)
--------------------------------------------------------------------------------

                                                              VALUE
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,081,274,024)(A)                                 $1,080,799,054
OTHER ASSETS LESS LIABILITIES                                 (6,118,122)
                                                         ---------------
TOTAL NET ASSETS                                          $1,074,680,932
                                                         ---------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................             $   54,034

Unrealized losses...........................               (529,004)
                                                         ----------

 Net unrealized loss........................             $ (474,970)
                                                         ==========

[DAG]    Non-income producing security.

+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.

[DBLDAG] Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at June 30, 2000 is shown below:

                                    ACQUISITION
                                        DATE                     COST
                               ----------------------  ------------------------
Nissan Auto Lease............         5/23/00                $29,496,821

Wheels Inc...................         6/30/00                 25,171,577
                                                       -----------------
                                                             $54,668,398
                                                       =================

The market value of the total illiquid securities above is $54,669,272 which represents 5.09% of the total net assets.

Category percentages are based on net assets.

104 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                BOND         HIGH YIELD        MONEY MARKET
                            --------------  --------------  -------------------
ASSETS:
Investments, at market
 value....................  $732,890,686    $  9,882,722      $1,080,799,054
Cash .....................        40,628             784               1,150
Foreign currency .........       156,433              --                  --
Receivable for:
 Dividends and interest ..    10,897,141         181,610           5,540,047
 Investments sold ........    83,803,246          10,963                  --
 Fund shares sold ........            --           2,858                  --
 Variation margin ........        50,000              --                  --
Prepaid expenses .........         2,828              35               3,704
Gross unrealized
 appreciation on swap
 contract.................       578,140              --                  --
                            ------------    ------------      --------------
     Total assets ........   828,419,102      10,078,972       1,086,343,955
                            ------------    ------------      --------------
LIABILITIES:
Payable for:
 Investments purchased ...   155,806,830          99,606                  --
 Fund shares redeemed ....     3,272,419              --          11,331,026
Accrued investment
 advisory fees ...........       232,496           5,624             240,853
Accrued administrative
 service fees ............        43,593             649              72,256
Accrued custody fees .....        21,352           3,026              10,808
Other liabilities ........        29,529           4,560               8,080
Gross unrealized loss on
 forward foreign currency
 exchange contracts ......       225,443              --                  --
                            ------------    ------------      --------------
     Total liabilities ...   159,631,662         113,465          11,663,023
                            ------------    ------------      --------------
     NET ASSETS ..........  $668,787,440    $  9,965,507      $1,074,680,932
                            ============    ============      ==============
NET ASSETS REPRESENTED BY:
Paid-in capital ..........  $689,203,875    $ 11,209,834      $1,043,181,427
Net unrealized loss on
 investments, open futures
 contracts, swap contract
 and foreign currency
 related transactions.....    (1,513,416)       (927,380)           (474,970)
Undistributed net
 investment income .......    13,227,047         431,184          32,793,852
Accumulated net realized
 loss on investments .....   (32,130,066)       (748,131)           (819,377)
                            ------------    ------------      --------------
     NET ASSETS ..........  $668,787,440    $  9,965,507      $1,074,680,932
                            ============    ============      ==============

Cost of investments ......  $733,521,793    $ 10,810,102      $1,081,274,024
Cost of cash denominated
 in foreign currencies ...  $    159,791    $         --      $           --
CAPITAL SHARES:
Authorized ...............     Unlimited     Two Billion           Unlimited
Par value ................  $      1.000    $      0.001      $        1.000
Outstanding ..............    53,975,266       1,134,649          81,601,807
Net asset value, offering
 and redemption price per
 share (net assets divided
 by shares outstanding) ..  $      12.39    $       8.78      $        13.17


                                          See Notes to Financial Statements. 105

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                          BOND       HIGH YIELD   MONEY MARKET
                                       ------------  ----------  --------------
INVESTMENT INCOME:
Dividends ...........................  $    89,805   $   8,014    $        --
Interest ............................   22,476,158     495,833     34,761,561
                                       -----------   ---------    -----------
     Total investment income ........   22,565,963     503,847     34,761,561
                                       -----------   ---------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ............    1,353,100      31,595      1,377,424
Administrative services fees ........      253,706       3,645        413,227
Printing and postage fees ...........       12,492       4,371         13,769
Custody fees ........................       37,759       3,306         14,347
Transfer agent fees .................        6,000       1,300          1,300
Audit fees ..........................       16,560       7,407         14,817
Directors'/Trustees' fees ...........       14,721         136         12,257
Registration fees ...................           --          --         11,890
Miscellaneous expenses ..............       17,247          81         12,272
                                       -----------   ---------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser .....    1,711,585      51,841      1,871,303
Expense reimbursement and waiver from
 Investment Adviser .................           --     (12,869)            --
                                       -----------   ---------    -----------
     Net investment expenses ........    1,711,585      38,972      1,871,303
                                       -----------   ---------    -----------
Net investment income ...............   20,854,378     464,875     32,890,258
                                       -----------   ---------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ........................   (6,229,887)    108,438       (756,500)
 Written options ....................      470,144          --             --
 Futures and forward foreign currency
 exchange contracts .................      224,628      (1,008)            --
 Foreign currency related
 transactions........................   (4,239,912)     (1,009)            --
                                       -----------   ---------    -----------
     Net realized gain (loss) on
     investments.....................   (9,775,027)    106,421       (756,500)
                                       -----------   ---------    -----------
Net change in unrealized gain or loss
 on:
 Investments ........................   10,505,754    (571,475)        80,897
 Futures, swap and forward foreign
 currency exchange contracts ........   (1,092,063)         --             --
 Foreign currency related
 transactions........................      244,120          --             --
                                       -----------   ---------    -----------
     Net change in unrealized gain or
     loss on investments ............    9,657,811    (571,475)        80,897
                                       -----------   ---------    -----------
Net realized and change in unrealized
 gain or loss on investments ........     (117,216)   (465,054)      (675,603)
                                       -----------   ---------    -----------
Net increase (decrease) in net assets
 resulting from operations ..........  $20,737,162   $    (179)   $32,214,655
                                       ===========   =========    ===========


106 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          BOND
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $ 20,854,378      $  44,030,104
Net realized loss on investments..........    (9,775,027)       (21,882,408)
Net change in unrealized gain or loss on
 investments..............................     9,657,811        (28,244,878)
                                            ------------      -------------
 Net increase (decrease) in net assets
 resulting from operations................    20,737,162         (6,097,182)
                                            ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................    (8,561,582)       (43,575,772)
From net realized gains...................            --         (2,565,754)
                                            ------------      -------------
 Decrease in net assets from distributions
 to shareholders..........................    (8,561,582)       (46,141,526)
                                            ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................    19,110,483         68,496,518
Net asset value of shares issued upon
  reinvestment of distributions...........     8,551,357         46,085,761
Payments for shares redeemed..............   (88,521,739)      (139,432,045)
                                            ------------      -------------
 Net decrease in net assets from fund
 share transactions.......................   (60,859,899)       (24,849,766)
                                            ------------      -------------
  Net change in net assets................   (48,684,319)       (77,088,474)
NET ASSETS:
Beginning of period.......................   717,471,759        794,560,233
                                            ------------      -------------
End of period.............................  $668,787,440      $ 717,471,759
                                            ============      =============
End of period net assets includes
 undistributed net investment income......  $ 13,227,047      $     934,251
                                            ============      =============
SHARE TRANSACTIONS:
Number of shares sold.....................     1,566,034          5,318,775
Number of shares issued upon reinvestment
  of distributions........................       690,182          3,717,155
Number of shares redeemed.................    (7,244,699)       (10,895,265)
                                            ------------      -------------
 Net decrease.............................    (4,988,483)        (1,859,335)
                                            ============      =============


   See Notes to Financial Statements.                                        107

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        HIGH YIELD
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 2000      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1999
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $   464,875       $   920,898
Net realized gain (loss) on investments....      106,421          (299,822)
Net change in unrealized gain or loss on
 investments...............................     (571,475)           23,530
                                             -----------       -----------
 Net increase (decrease) in net assets
 resulting from operations.................         (179)          644,606
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.................      (17,420)         (934,712)
                                             -----------       -----------
 Decrease in net assets from distributions
 to shareholders...........................      (17,420)         (934,712)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................    3,601,623         8,863,530
Net asset value of shares issued upon
  reinvestment of distributions............        7,548           368,520
Payments for shares redeemed...............   (2,841,857)       (8,492,912)
                                             -----------       -----------
 Net increase in net assets from fund share
 transactions..............................      767,314           739,138
                                             -----------       -----------
  Net change in net assets.................      749,715           449,032
NET ASSETS:
Beginning of period........................    9,215,792         8,766,760
                                             -----------       -----------
End of period..............................  $ 9,965,507       $ 9,215,792
                                             ===========       ===========
End of period net assets includes
 undistributed (distributions in excess of)
 net investment income.....................  $   431,184       $   (16,271)
                                             ===========       ===========
SHARE TRANSACTIONS:
Number of shares sold......................      411,686           946,641
Number of shares issued upon reinvestment
  of distributions.........................          862            41,854
Number of shares redeemed..................     (324,968)         (910,934)
                                             -----------       -----------
 Net increase..............................       87,580            77,561
                                             ===========       ===========


108 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     MONEY MARKET
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2000        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 1999
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $    32,890,258    $    51,106,607
Net realized loss on investments .......         (756,500)                --
Net change in unrealized gain or loss on
 investments............................           80,897           (561,278)
                                          ---------------    ---------------
 Net increase in net assets resulting
 from operations........................       32,214,655         50,545,329
                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..............      (51,113,908)       (40,869,907)
                                          ---------------    ---------------
 Decrease in net assets from
 distributions to shareholders..........      (51,113,908)       (40,869,907)
                                          ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold...............    1,188,383,548      1,659,181,476
Net asset value of shares issued upon
  reinvestment of distributions.........       51,113,908         40,869,907
Payments for shares redeemed............   (1,303,735,387)    (1,427,077,356)
                                          ---------------    ---------------
 Net increase (decrease) in net assets
 from fund share transactions...........      (64,237,931)       272,974,027
                                          ---------------    ---------------
  Net change in net assets..............      (83,137,184)       282,649,449
NET ASSETS:
Beginning of period.....................    1,157,818,116        875,168,667
                                          ---------------    ---------------
End of period...........................  $ 1,074,680,932    $ 1,157,818,116
                                          ===============    ===============
End of period net assets includes
 undistributed net investment income....  $    32,793,852    $    51,017,502
                                          ===============    ===============
SHARE TRANSACTIONS:
Number of shares sold...................       91,295,161        126,541,295
Number of shares issued upon
  reinvestment of distributions.........        3,984,931          3,191,341
Number of shares redeemed...............      (99,985,644)      (108,797,935)
                                          ---------------    ---------------
 Net increase (decrease)................       (4,705,552)        20,934,701
                                          ===============    ===============


                                          See Notes to Financial Statements. 109

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond), Aetna High Yield VP (High Yield), a portfolio of Aetna Variable Portfolios, Inc. (AVPI) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Portfolio, and collectively, the Portfolios).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. AVPI was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of AVPI permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. AVPI currently offers multiple separate portfolios, including High Yield. Bond, Money Market and AVPI are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

     BOND seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

     HIGH YIELD seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's or lower than Baa3 by Moody's Investors Service, Inc.

     MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 96.9%, 100.0% and 96.6% of Bond, High Yield and Money Market's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income

--------------------------------------------------------------------------------

investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios (except Money Market) may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of April 30, 2000, Bond had entered into a total return swap agreement wherein Bond exchanged a U.S. Dollar 1 month LIBOR (London Interbank Offered Rate) less 0.15% contract for a Lehman Corporate Bond Index contract. The terms of the contract provide for the index differential to be settled on a monthly basis. For the period ended June 30, 2000 a net cash payment of $96,136 by Bond was accrued in connection with the total return swap agreement.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios (except for Money Market) may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios (except for Money Market) may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% (except Money Market which may invest up to 10%) of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

Each of the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution

--------------------------------------------------------------------------------

at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

J. LINE OF CREDIT

Bond, certain portfolios of AVPI, (including High Yield), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of June 30, 2000:

                                    ADVISORY FEE
                                    ------------
Bond                                  0.40%
High Yield                            0.65%
Money Market                          0.25%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.325% of the Portfolios' average daily net assets. For the period ended June 30, 2000 Aeltus paid ALIAC $1,381,062.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through June 30, 2000 to reimburse High Yield for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase High Yield's yield and total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                                        COST OF PURCHASES   PROCEEDS FROM SALES
                                        -----------------   -------------------
Bond                                     $1,108,520,774       $1,303,975,459
High Yield                                    3,099,554            2,760,826

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of June 30, 2000:

                                                           CAPITAL LOSS           YEAR OF
                                                           CARRYFORWARD          EXPIRATION
                                                           ------------          ----------
Bond                                                       $14,513,549           2007
--------------------------------------------------------------------------------------------
High Yield                                                     218,483           2006
                                                               554,783           2007
--------------------------------------------------------------------------------------------
Money Market                                                    62,877           2003

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

--------------------------------------------------------------------------------

7. OPTIONS

For the period ended June 30, 2000 the following reflects the written call activity:

                                                 CALL OPTIONS WRITTEN
                        --------------------------------------------------------
BOND                          NUMBER OF           PREMIUM             REALIZED
                              CONTRACTS           RECEIVED           GAIN (LOSS)
                        --------------------------------------------------------
Outstanding December                --            $      --            $     --
  31, 1999
Written                        587,920              868,153                  --
Closed                        (587,920)            (868,153)            470,144
Expired                             --                   --                  --
                        --------------------------------------------------------
Outstanding June 30,                --            $      --            $470,144
2000
                        ========================================================

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At June 30, 2000, Bond had open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. Bond incurred a net unrealized loss of $225,443 on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

BOND
----
    EXCHANGE                           CONTRACTS             IN EXCHANGE   CONTRACTS       UNREALIZED
      DATE        TYPE     CURRENCY    TO RECEIVE/DELIVER    FOR           AT VALUE        GAIN (LOSS)
      ----        ----     --------    ------------------    ---           --------        -----------
     7/5/00       Sell     EURO        14,650,097            $13,922,280   $14,034,903     $(112,623)
     7/5/00       Sell     EURO        14,487,323             13,766,144    13,878,964      (112,820)
                                                                                           ---------
                                                                                           $(225,443)
                                                                                           =========

INCOME PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 2000 (UUAUDITED)
--------------------------------------------------------------------------------

FUND CLOSURE

On March 1, 2000 the Board considered and agreed to submit to shareholders a proposal by Aeltus to liquidate High Yield. The Portfolio was closed to new investments on May 15, 2000. If approved by shareholders at a shareholders meeting scheduled for July 28, 2000, the liquidation will occur on or about September 1, 2000.

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                         SIX MONTH
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                       JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                        (UNAUDITED)       1999          1998          1997          1996           1995
                                       -------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of period   $  12.17        $  13.06      $  12.85      $  12.62      $  13.00       $  11.72
                                       --------        --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............      0.39            0.76          0.75          0.80+         0.85+          0.88+
 Net realized and change in
  unrealized gain or loss on
  investments........................     (0.01)          (0.86)         0.28          0.23         (0.39)          1.24
                                       --------        --------      --------      --------      --------       --------
    Total from investment operations.      0.38           (0.10)         1.03          1.03          0.46           2.12
                                       --------        --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income .........     (0.16)          (0.75)        (0.76)        (0.80)        (0.84)         (0.84)
 From net realized gains on
  investments........................        --           (0.04)        (0.06)           --            --             --
                                       --------        --------      --------      --------      --------       --------
    Total distributions .............     (0.16)          (0.79)        (0.82)        (0.80)        (0.84)         (0.84)
                                       --------        --------      --------      --------      --------       --------
Net asset value, end of period ......  $  12.39        $  12.17      $  13.06      $  12.85      $  12.62       $  13.00
                                       ========        ========      ========      ========      ========       ========

Total return* .......................      3.12%          (0.74)%        8.14%         8.30%         3.60%         18.24%
Net assets, end of period (000's) ...  $668,787        $717,472      $794,560      $684,960      $643,729       $666,960
Ratio of net investment expenses to
 average net assets .................      0.51%(1)        0.49%         0.49%         0.48%         0.39%          0.32%
Ratio of net investment income to
 average net assets .................      6.17%(1)        5.77%         5.82%         6.31%         6.39%          6.97%
Portfolio turnover rate .............    171.78%         201.00%        88.98%       134.92%        96.41%        113.72%


(1)  Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 117

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
HIGH YIELD
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                            PERIOD FROM
                              SIX MONTH                                  DECEMBER 10, 1997
                            PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1999          1998       TO DECEMBER 31, 1997
                            -------------  ------------  ------------   --------------------
Net asset value,
 beginning of period .....   $ 8.80          $  9.04      $ 10.10           $ 10.00
                             ------          -------      -------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...     0.42             0.86         1.07              0.05+
 Net realized and
  change in unrealized
  gain or loss on
  investments.............    (0.42)           (0.22)       (1.09)             0.10
                             ------          -------      -------           -------
   Total from
    investment
    operations............       --             0.64        (0.02)             0.15
                             ------          -------      -------           -------
LESS DISTRIBUTIONS:
 From net investment
  income..................    (0.02)           (0.88)       (1.02)            (0.05)
 From net realized
  gains on investments ...       --               --        (0.02)               --
                             ------          -------      -------           -------
   Total distributions ...    (0.02)           (0.88)       (1.04)            (0.05)
                             ------          -------      -------           -------
Net asset value, end
 of period ...............   $ 8.78          $  8.80      $  9.04           $ 10.10
                             ======          =======      =======           =======

Total return* ............    (0.05)%           7.05%       (0.27)%            1.48%
Net assets, end of
 period (000's) ..........   $9,966          $ 9,216      $ 8,767           $10,098
Ratio of net
 investment expenses
 to average net assets ...     0.80%(1)         0.80%        0.80%             0.80%(1)
Ratio of net
 investment income to
 average net assets ......     9.57%(1)         9.68%        9.14%             7.81%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..............     1.07%(1)         1.13%        0.97%               --
Portfolio turnover
 rate.....................    31.76%          131.04%      178.39%            69.39%


(1)  Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


118 See Notes to Financial Statements.

MONEY MARKET
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                       SIX MONTH
                                     PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                    JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                     (UNAUDITED)        1999          1998          1997          1996           1995
                                    -------------   ------------  ------------  ------------  ------------   ------------
Net Asset value, beginning of
 period...........................  $    13.42      $    13.39     $  13.36      $  13.19      $  13.29       $  12.54
                                    ----------      ----------     --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........        0.43            0.59         0.63          0.67+         0.70+          0.75+
 Net realized and change in
  unrealized gain or loss on
  investments.....................       (0.06)           0.06         0.07          0.03            --           0.01
                                    ----------      ----------     --------      --------      --------       --------
   Total from investment
    operations....................        0.37            0.65         0.70          0.70          0.70           0.76
                                    ----------      ----------     --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income ......       (0.62)          (0.62)       (0.67)        (0.53)        (0.80)         (0.01)
                                    ----------      ----------     --------      --------      --------       --------
   Total distributions ...........       (0.62)          (0.62)       (0.67)        (0.53)        (0.80)         (0.01)
                                    ----------      ----------     --------      --------      --------       --------
Net asset value, end of period ...  $    13.17      $    13.42     $  13.39      $  13.36      $  13.19       $  13.29
                                    ==========      ==========     ========      ========      ========       ========

Total return* ....................        2.95%           5.08%        5.46%         5.47%         5.37%          6.05%
Net assets, end of period (000's)   $1,074,681      $1,157,818     $875,169      $688,756      $613,505       $514,037
Ratio of net investment expenses
 to average net assets ...........        0.34%(1)        0.34%        0.34%         0.35%         0.34%          0.30%
Ratio of net investment income to
 average net assets ..............        5.97%(1)        5.04%        5.28%         5.34%         5.24%          5.82%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 119

                                                        Aetna GET Fund, Series C
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series C                   12/17/96  12/31/96                              12/31/97                              12/31/98
Aetna GET Fund, Series C               10,000    10,153   10,251    11,620   12,442    12,715   14,432    15,002   13,496    16,248
S&P 500 Index                          10,000    10,174   10,446    12,270   13,189    13,568   15,461    15,971   14,382    17,445

GET Fund, Series C                                                12/31/99           6/30/00
Aetna GET Fund, Series C               17,114    18,230   17,227    20,076   20,643    20,023
S&P 500 Index                          18,314    19,605   18,380    21,115   21,598    21,024

                                                        Aetna GET Fund, Series D
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series D                    1/19/99                              12/31/99           6/30/00
Aetna GET Fund, Series D               10,000   10,060    10,298    9,971    10,802    10,802   10,512
S&P 500 Index                          10,000   10,303    11,029   10,340    11,879    12,151   11,827


120 See Definition of Terms.

                                                        Aetna GET Fund, Series E
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series E                    9/15/99  12/31/99           6/30/00
Aetna GET Fund, Series E               10,000    10,714   10,893    10,537
S&P 500 Index                          10,000    11,185   11,441    11,137

                                                        Aetna GET Fund, Series G
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series G                   12/15/99  12/31/99           6/30/00
Aetna GET Fund, Series G               10,000    10,286   10,356    10,040
S&P 500 Index                          10,000    10,400   10,638    10,355


                                                    See Definition of Terms. 121

                                                        Aetna GET Fund, Series H
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series H                    3/15/00   3/31/00  6/30/00
Aetna GET Fund, Series H               10,000    10,720   10,356
S&P 500 Index                          10,000    11,030   10,737

----------------------------------------------
        Average Annual Total Returns
    for the period ended June 30, 2000*
----------------------------------------------
         Inception Date   1 Year   Inception
----------------------------------------------
 GET C      12/17/96      9.84%     21.70%
----------------------------------------------
 GET D      01/19/99      2.07%      3.49%
----------------------------------------------
 GET E      09/15/99        --       5.39%
----------------------------------------------
 GET G      12/15/99        --       0.40%
----------------------------------------------
 GET H      03/15/00        --       3.55%
----------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    AETNA GET FUND, SERIES C, D, E, G AND H

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Aetna GET Fund, Series C, D, E, G and H (GET C, GET D, GET E, GET G and GET H) and their respective benchmarks is for the six month period ended June 30, 2000:

                           PORTFOLIO                                   BENCHMARK INDEX
AETNA GET FUND              RETURN       BENCHMARK INDEX                    RETURN
GET C                       -0.26%       S&P 500 Index (a)                  -0.42%
GET D                       -2.68%       S&P 500 Index                      -0.42%
GET E                       -1.66%       S&P 500 Index                      -0.42%
GET G                       -2.39%       S&P 500 Index                      -0.42%
GET H*                       3.55%       S&P 500 Index*                      7.37%

* Performance is from 3/15/00 to 6/30/00.


122 See Definition of Terms.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Currently closed to new deposits, GET C, GET D, GET E, GET G and GET H invest primarily in common stocks and bonds in varying proportions in response to market fluctuations.

Equity: For the first half of 2000, broad equity market performance has been negative to modestly positive: the Standard & Poor's (S&P) 500 Index was down 0.42%, NASDAQ Composite Index(b) was down 2.54% and the Russell 2000 Index(c) was up a modest 3.04%. Money market instruments and bonds, as measured by the Lehman Brothers Aggregate Bond Index(f), outperformed these past winners. Commodities in general, and oil in particular, outperformed equities; real estate, too, was a better-performing asset class, judging by the recovery in Real Estate Investment Trust (REIT) shares. A value investor's orientation was no help in the first half, as the S&P Barra Value Index(d) was down 4.07%, upstaged once again by the S&P Barra Growth Index(e) which ended the half with a 2.58% gain.

The industries that delivered solid returns in the first half, as in recent periods, were semiconductors and networking infrastructure. Biotech soared, slumped, and soared again while pharmaceuticals, an old-growth sector, roared back from a rut in February to add both return and diversification to growth portfolios. On the value side, REITs and energy industries such as natural gas generated strong returns in an otherwise difficult market.

At the halfway point in 2000, market action tells us that something has changed, but it does not tell us exactly what. The U.S. equity market looks tired, based upon the return performance of the past six months. It has lost forward momentum, remains narrowly based, and set new standards for daily and intra-day volatility. Meanwhile, global economic growth has rebounded, but it is no longer possible to be complacent on the issue of inflation. Central banks are moving their monetary policy stances toward neutrality, or even restraint. Business conditions remain exceptionally vigorous despite some deceleration from the recent white-hot pace of the U.S. private sector. Earnings growth has been robust and the immediate outlook is for more of the same.

At the beginning of the year, it appeared that two opposing factors would set the story line for this year's market results. One was the undeterred spirit of "dip-buying"; the record shows that getting in to the market on sell-offs has been a profitable tactic of late. The other factor was the Federal Reserve Bank
(Fed) shift toward a less accommodating monetary policy. By raising interest rates in order to restrain the economy, the Fed put increased pressure on what has been a richly valued market. It still looks as if the clash of these two factors will determine the year's final numbers.

U.S. equity money was not treated any better abroad. With the exception of China, returns were generally negative in the first half for U.S.-based investors in foreign markets. The dollar held firm against other currencies, so foreign exchange returns were negative for most overseas investments by U.S. residents. We continue to closely monitor the foreign exchange value of the U.S. dollar, since a flat to weakening dollar will enhance returns generated in overseas asset markets and entice more money to flow there. U.S. markets remain vulnerable to alternatives (in Europe, Japan, and other advanced economies) to U.S. dollar investments.

Fixed Income: During the first quarter, U.S. Treasuries rallied as a reduced supply more than offset the impact of strong growth and Fed tightening. This condition reversed in the second quarter, as worries over inflation and the eventual magnitude of Fed tightening needed to slow the economy and control inflation took center stage.

On the heels of 7.3% growth in Gross Domestic Product for the fourth quarter, the first quarter remained strong at 5.5%. Combined with the previously mentioned rise in inflation, this led the Fed to increase interest rates 100 basis points over the first half of 2000. (One basis point equals one hundredth of a percent, or 0.01%.)

As we entered May and June, economic reports began to show evidence of a slowdown. Inflation indicators were tame for both April and May, and other economic reports showed decelerating growth and less pricing pressure. Combined with a soft May employment report, these indicators led the Treasury market to revert back to the bullish action of the first quarter.

For the first six months, ten-year Treasuries declined in yield by 41 basis points. The yield curve inverted as Fed tightening caused the two-year Treasury to increase by 12 basis points, while the thirty-year Treasury declined in yield by 58 basis points. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.)


                                                    See Definition of Terms. 123

With Fed tightening, spread products underperformed Treasuries by a wide margin in the first quarter, while recovering somewhat in the second quarter as evidence of a slowdown came into focus. For the six months, corporate bonds (-265 basis points) were the weakest performers, while mortgage-backed securities (-51 basis points), agencies (-113 basis points), asset backed securities (-26 basis points), and collateral mortgage-backed securities (-121 basis points) all showed lower returns when compared to Treasuries of equal duration.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST SIX
MONTHS?

Equity: In total, the equity components of these Portfolios underperformed the S&P 500 Index during the first half of 2000 due to sharp volatility in the equity markets, which causes us to sell equities when the market dips and buy into rising markets. The quantitative model used to manage these portfolios provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to price momentum and analyst earnings estimates were particularly effective. This was partially offset by poor discrimination in the P/E factor used in the model. (The Price/ Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

Positive performance during the first half came from the Portfolios' over-weighting in the technology sector and under-weighting the communication services sectors. This is contrasted by poor performance from the Portfolios' positioning within the consumer cyclical sector.

Fixed Income: The fixed income component underperformed the Lehman Brothers Aggregate Bond Index during the first half of the year. This performance was negatively impacted by a modest overweight in spread products. Most spread products underperformed U.S. Treasuries of equivalent duration over the period.

Allocation: At year end, GET D, GET E, and GET G were allocated 67%, 72%, and 70% to equities, respectively. High volatility forced us to decrease our equity allocations to a low of 51% for GET D, 62% for GET E, and 58% for GET G during the first half. We then ended the second quarter's equity allocation at 56% for GET D, 69% for GET E, 59% for GET G, and 70% for GET H. This type of volatility will tend to erode performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Fed have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic data has shown some level of weakness. The Fed chose not to raise interest rates at their June meeting, but we are concerned that the Fed is not yet done.

Our outlook for the second half of the year is one of balance between market risks related to the slowing of the U.S. economy and other market positives, such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. Given the uncertainty of the outcomes, we feel the wild volatility that characterized 2000's first half is likely to persist into the second half.


124 See Definition of Terms.

GET C:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.0%        2.0%         --
Capital Goods                       8.1%        7.8%        0.3%
Communication Services              5.1%        6.9%       (1.8)%
Consumer Cyclicals                  8.1%        7.4%        0.7%
Consumer Staples                    7.5%       10.0%       (2.5)%
Energy                              5.9%        5.4%        0.5%
Financials                         12.8%       12.9%       (0.1)%
Health Care                        11.3%       11.5%       (0.2)%
Technology                         36.5%       33.0%        3.5%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.2%        2.5%       (0.3)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         5.0%
General Electric Co.                4.9%
Cisco Systems, Inc.                 4.1%
Exxon Mobil Corp.                   3.1%
Microsoft Corp.                     2.8%
Oracle Corp.                        2.8%
Pfizer, Inc.                        2.7%
Wal-Mart Stores, Inc.               2.4%
Citigroup, Inc.                     2.4%
Nortel Networks Corp.               1.9%

                                ECONOMIC    ECONOMIC
                                EXPOSURE*   EXPOSURE*
ASSET CLASS ALLOCATION:         06/30/00    12/31/99
Large Cap Stocks                  91.1%       91.5%
Mid Cap Stocks                     1.7%        1.5%
International Stocks               3.1%        3.0%
Fixed Income                       3.4%        3.1%
Cash Equivalents                   0.7%        0.9%
                                --------------------
                                 100.0%      100.0%
                                ====================


                                                    See Definition of Terms. 125

GET D:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     1.9%        2.0%       (0.1)%
Capital Goods                       8.2%        7.8%        0.4%
Communication Services              5.5%        6.9%       (1.4)%
Consumer Cyclicals                  7.8%        7.4%        0.4%
Consumer Staples                    7.7%       10.0%       (2.3)%
Energy                              6.0%        5.4%        0.6%
Financials                         13.3%       12.9%        0.4%
Health Care                        11.3%       11.5%       (0.2)%
Technology                         35.5%       33.0%        2.5%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.3%        2.5%       (0.2)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         2.9%
General Electric Co.                2.7%
Cisco Systems, Inc.                 2.3%
Microsoft Corp.                     1.6%
Pfizer, Inc.                        1.6%
Exxon Mobil Corp.                   1.4%
Wal-Mart Stores, Inc.               1.4%
Citigroup, Inc.                     1.4%
Nortel Networks Corp.               1.3%
Oracle Corp.                        1.2%

                                   % OF                   NOTIONAL                    ECONOMIC                      ECONOMIC
                                INVESTMENT                 VALUE*                     EXPOSURE*                     EXPOSURE*
ASSET CLASS ALLOCATION:          06/30/00                OF FUTURES                   06/03/00                      12/31/99
Large Cap Stocks                   51.6%                    0.8%                        52.4%                         63.8%
Mid Cap Stocks                      1.3%                     --                          1.3%                          1.1%
International Stocks                2.2%                     --                          2.2%                          2.2%
Fixed Income                       43.3%                     --                         43.3%                         32.8%
Cash Equivalents                    1.6%                   (0.8)%                        0.8%                          0.1%
                                -------------------------------------------------------------------------------------------
                                  100.0%                     --                        100.0%                        100.0%
                                ===========================================================================================


126 See Definition of Terms.

GET E:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     1.9%        2.0%       (0.1)%
Capital Goods                       8.1%        7.8%        0.3%
Communication Services              5.4%        6.9%       (1.5)%
Consumer Cyclicals                  7.5%        7.4%        0.1%
Consumer Staples                    7.5%       10.0%       (2.5)%
Energy                              5.8%        5.4%        0.4%
Financials                         12.8%       12.9%       (0.1)%
Health Care                        10.9%       11.5%       (0.6)%
Technology                         37.4%       33.0%        4.4%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.2%        2.5%       (0.3)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         3.4%
Cisco Systems, Inc.                 3.4%
General Electric Co.                3.2%
Microsoft Corp.                     1.9%
Pfizer, Inc.                        1.8%
Oracle Corp.                        1.7%
Exxon Mobil Corp.                   1.7%
Wal-Mart Stores, Inc.               1.6%
Citigroup, Inc.                     1.6%
Nortel Networks Corp.               1.5%

                                   % OF          NOTIONAL        ECONOMIC      ECONOMIC
                                INVESTMENT        VALUE*         EXPOSURE*     EXPOSURE*
ASSET CLASS ALLOCATION:          06/30/00       OF FUTURES       06/30/00      12/31/99
Large Cap Stocks                   61.3%           4.0%            65.3%         69.1%
Mid Cap Stocks                      1.5%            --              1.5%          1.1%
Small Cap Stocks                    0.1%            --              0.1%            --
International Stocks                2.5%            --              2.5%          2.2%
Fixed Income                       30.2%            --             30.2%         27.3%
Cash Equivalents                    4.4%          (4.0)%            0.4%          0.3%
                                -------------------------------------------------------
                                  100.0%            --            100.0%        100.0%
                                =======================================================


                                                    See Definition of Terms. 127

GET G:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     1.9%        2.0%       (0.1)%
Capital Goods                       8.2%        7.8%        0.4%
Communication Services              5.5%        6.9%       (1.4)%
Consumer Cyclicals                  7.9%        7.4%        0.5%
Consumer Staples                    7.2%       10.0%       (2.8)%
Energy                              5.4%        5.4%         --
Financials                         13.0%       12.9%        0.1%
Health Care                        11.1%       11.5%       (0.4)%
Technology                         37.1%       33.0%        4.1%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.2%        2.5%       (0.3)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         3.0%
General Electric Co.                2.9%
Cisco Systems, Inc.                 2.4%
Microsoft Corp.                     1.7%
Oracle Corp.                        1.6%
Pfizer, Inc.                        1.6%
Exxon Mobil Corp.                   1.5%
Wal-Mart Stores, Inc.               1.4%
Citigroup, Inc.                     1.4%
Nortel Networks Corp.               1.3%

                                   % OF          NOTIONAL     ECONOMIC      ECONOMIC
                                INVESTMENT        VALUE*      EXPOSURE*     EXPOSURE*
ASSET CLASS ALLOCATION:          06/30/00       OF FUTURES    06/30/00      12/31/99
Large Cap Stocks                   54.0%           1.2%         55.2%         66.8%
Mid Cap Stocks                      1.3%            --           1.3%          1.1%
International Stocks                2.1%            --           2.1%          2.2%
Fixed Income                       41.1%            --          41.1%         29.2%
Cash Equivalents                    1.5%          (1.2)%         0.3%          0.7%
                                ----------------------------------------------------
                                  100.0%            --         100.0%        100.0%
                                ====================================================


128 See Definition of Terms.

GET H:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     1.8%        2.0%       (0.2)%
Capital Goods                       8.2%        7.8%        0.4%
Communication Services              5.5%        6.9%       (1.4)%
Consumer Cyclicals                  7.9%        7.4%        0.5%
Consumer Staples                    7.1%       10.0%       (2.9)%
Energy                              5.4%        5.4%         --
Financials                         13.2%       12.9%        0.3%
Health Care                        11.1%       11.5%       (0.4)%
Technology                         37.1%       33.0%        4.1%
Transportation                      0.5%        0.6%       (0.1)%
Utilities                           2.2%        2.5%       (0.3)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         3.5%
General Electric Co.                3.5%
Cisco Systems, Inc.                 2.9%
Microsoft Corp.                     2.0%
Oracle Corp.                        2.0%
Pfizer, Inc.                        1.9%
Exxon Mobil Corp.                   1.8%
Wal-Mart Stores, Inc.               1.7%
Citigroup, Inc.                     1.7%
Nortel Networks Corp.               1.6%

                                   % OF          NOTIONAL        ECONOMIC
                                INVESTMENT        VALUE*         EXPOSURE*
ASSET CLASS ALLOCATION:          06/30/00       OF FUTURES       06/30/00
Large Cap Stocks                   64.4%            2.0%            66.4%
Mid Cap Stocks                      1.5%             --              1.5%
International Stocks                2.5%             --              2.5%
Fixed Income                       29.1%             --             29.1%
Cash Equivalents                    2.5%           (2.0)%            0.5%
                                -----------------------------------------
                                  100.0%             --            100.0%
                                ==========================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


                                                    See Definition of Terms. 129

                            AETNA GET FUND, SERIES I

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna GET Fund, Series I (GET I) generated a return of -0.21%, net of fund expenses, for the period from June 15, 2000 through June 30, 2000. The benchmark, the Standard & Poor's (S&P) 500 Index(a), returned -1.05% for the same period.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The picture is mixed as the 2000 market heads into its second half. Robust earnings growth, low inflation, and a friendly Federal Reserve (Fed) have been key contributors to the record returns generated by the bull market of the late 1990s. Although the earnings outlook remains favorable, recent economic data has shown some level of weakness. The Fed chose not to raise interest rates at their June meeting, but we are concerned that the Fed is not yet done.

Our outlook for the second half of the year is one of balance between market risks related to the slowing of the U.S. economy and other market positives, such as the resolution of the Presidential race and the approaching end of the Fed's interest rate increases. Given the uncertainty of the outcomes, we feel the wild volatility that characterized 2000's first half is likely to persist into the second half.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         1.8%        2.0%       (0.2)%
Capital Goods                           7.9%        7.8%        0.1%
Communication Services                  5.4%        6.9%       (1.5)%
Consumer Cyclicals                      7.3%        7.4%       (0.1)%
Consumer Staples                        7.3%       10.0%       (2.7)%
Energy                                  5.8%        5.4%        0.4%
Financials                             12.0%       12.9%       (0.9)%
Health Care                            11.7%       11.5%        0.2%
Technology                             38.0%       33.0%        5.0%
Transportation                          0.5%        0.6%       (0.1)%
Utilities                               2.3%        2.5%       (0.2)%

                                  % OF NET
TOP TEN EQUITY HOLDINGS            ASSETS
Intel Corp.                         3.2%
Cisco Systems, Inc.                 3.1%
General Electric Co.                3.0%
Pfizer, Inc.                        2.1%
Microsoft Corp.                     1.7%
Oracle Corp.                        1.7%
Exxon Mobil Corp.                   1.5%
Wal-Mart Stores, Inc.               1.4%
Citigroup, Inc.                     1.4%
Nortel Networks Corp.               1.4%


130 See Definition of Terms.

                                   % OF          NOTIONAL       ECONOMIC
                                INVESTMENT        VALUE*        EXPOSURE*
ASSET CLASS ALLOCATION:          06/30/00       OF FUTURES      06/30/00
Large Cap Stocks                   58.0%           2.2%            60.2%
Mid Cap Stocks                      1.4%            --              1.4%
Small Cap Stocks                    0.1%            --              0.1%
International Stocks                2.5%            --              2.5%
Fixed Income                       35.2%            --             35.2%
Cash Equivalents                    2.8%          (2.2)%            0.6%
                                ----------------------------------------
                                  100.0%            --            100.0%
                                ========================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


                                                    See Definition of Terms. 131

                            AETNA GET FUND, SERIES J

ACCUMULATION PERIOD

Aetna GET Fund, Series J (GET J) will be offered from June 15, 2000 through September 13, 2000 as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company. GET J assets will be invested entirely in short term instruments prior to September 13, 2000. After that date, GET J will allocate its investments between equities and fixed income securities in proportions that are intended to help GET J attain its investment objective.


132 See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
     Russell Company.

(b) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(c) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(d)  S&P 500 Barra Value Index is the Standard & Poor's 500 Value Index.
     Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

(e)  S&P 500 Barra Growth Index is the Standard & Poor's 500 Growth Index.
     Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(f) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond
     Index, Mortgage-Backed Securities Index and the Asset-Backed Securities
     Index.

The unmanaged indicies described above are not available for individual investment.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES C
------------------------------------------------------------------------

                                            PRICIPAL            MARKET
                                             AMOUNT              VALUE
                                           ---------        ------------
COMMON STOCKS (96.1%)
AEROSPACE/DEFENSE (0.4%)
Boeing Co. ............................       12,500          $  522,656
General Dynamics Corp. ................        2,700             141,075
Goodrich (B.F.) Co. ...................        1,000              34,063
Northrop Grumman Corp. ................          500              33,125
                                                            ------------
                                                                 730,919
                                                            ------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ............        9,700              95,181
                                                            ------------
AIR FREIGHT (0.1%)
FedEx Corporation + ...................        4,260             161,880
                                                            ------------
AIRLINES (0.2%)
AMR Corp. + ...........................        2,400              63,450
Delta Air Lines, Inc. .................        2,800             141,575
Southwest Airlines Co. ................        7,500             142,031
                                                            ------------
                                                                 347,056
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ...................        3,300             102,300
Alcoa Inc. ............................       12,308             356,932
                                                            ------------
                                                                 459,232
                                                            ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ..............          900              10,013
Dana Corp. ............................        1,357              28,751
Delphi Automotive Systems Corp. .......        8,742             127,305
Genuine Parts Co. .....................        4,450              89,000
Snap-On, Inc. .........................        1,100              29,287
TRW, Inc. .............................        2,000              86,750
Visteon Corp. .........................        2,763              33,498
                                                            ------------
                                                                 404,604
                                                            ------------
AUTOMOBILES (0.9%)
Ford Motor Co. ........................       21,100             907,300
General Motors Corp. + ................       14,000             812,875
                                                            ------------
                                                               1,720,175
                                                            ------------
BANKS (MAJOR REGIONAL) (2.4%)
Bank of New York Co., Inc. ............       10,500             488,250
Bank One Corp. ........................          100               2,656
BB&T Corp. ............................        5,100             121,762
Comerica, Inc. ........................        2,300             103,213
Fifth Third Bancorp ...................        4,125             260,906
Firstar Corp. .........................       13,327             280,700
Fleet Boston Financial Corp. ..........       20,387             693,158
Huntington Bancshares Inc. ............        1,423              22,501
Mellon Financial Corp. ................        7,700             280,569
Northern Trust Corp. ..................        3,500             227,719
PNC Bank Corp. ........................        4,600             215,625
SouthTrust Corp. ......................        2,700              61,088
State Street Corp. ....................        2,400             254,550
Summit Bancorp ........................        1,200              29,550
Suntrust Banks, Inc. ..................        4,400             201,025
Synovus Financial Corp. ...............        4,200              74,025
U.S. Bancorp ..........................        5,000              96,250

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Wachovia Corp. ........................        3,000          $  162,750
Wells Fargo & Co. .....................       22,700             879,625
                                                            ------------
                                                               4,455,922
                                                            ------------
BANKS (MONEY CENTER) (1.3%)
Bank of America Corp. .................       22,700             976,100
Chase Manhattan Corp. .................       16,500             760,031
First Union Corp. .....................       13,300             330,006
J.P. Morgan & Co. .....................        2,900             319,363
                                                            ------------
                                                               2,385,500
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.5%)
Coca-Cola Co. (The) ...................       17,000             976,437
                                                            ------------
BEVERAGES (ALCOHOLIC) (0.4%)
Anheuser-Busch Co., Inc. ..............        8,200             612,437
Brown-Forman Corp. + ..................          800              43,000
Coors (Adolph) Co. ....................          300              18,150
                                                            ------------
                                                                 673,587
                                                            ------------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. + .........................       13,800             969,450
Biogen, Inc. + ........................        2,000             129,000
                                                            ------------
                                                               1,098,450
                                                            ------------
BROADCASTING (TV, RADIO & CABLE) (0.4%)
Clear Channel Communications, Inc. + ..        2,200             165,000
Mediaone Group, Inc. + (1) ............        8,700             576,930
                                                            ------------
                                                                 741,930
                                                            ------------
BUILDING MATERIALS GROUP (0.1%)
Armstrong Holdings, Inc. ..............          800              12,250
Masco Corp. ...........................        8,200             148,113
Owens Corning .........................          800               7,400
                                                            ------------
                                                                 167,763
                                                            ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.7%)
Nextel Communications, Inc. + .........       10,400             636,350
Sprint PCS + ..........................       11,600             690,200
                                                            ------------
                                                               1,326,550
                                                            ------------
CHEMICALS (0.7%)
Air Products and Chemicals, Inc. ......        4,200             129,413
Dow Chemical Co. ......................       11,400             344,137
Du Pont (E.I.) de Nemours .............       15,400             673,750
Eastman Chemical Co. ..................        1,700              81,175
Praxair, Inc. .........................        1,300              48,669
Union Carbide Corp. ...................        1,300              64,350
                                                            ------------
                                                               1,341,494
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................        2,100              35,831
FMC Corp. + ...........................          600              34,800
                                                            ------------
                                                                  70,631
                                                            ------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. ..........................          800              31,250
Grace (W.R.) & Co. + ..................        1,800              21,825
Great Lakes Chemical Corp. ............          700              22,050
Hercules, Inc. ........................        1,600              22,500
International Flavors & Fragrances,
 Inc...................................        1,000              30,188


134  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
CHEMICALS - SPECIALITY (CONTINUED)
Sigma-Aldrich Corp. ...................        1,900          $   55,575
                                                            ------------
                                                                 183,388
                                                            ------------
COMMUNICATIONS EQUIPMENT (4.7%)
ADC Telecommunications, Inc. + ........        6,400             536,800
Andrew Corp. + ........................          600              20,137
Comverse Technology, Inc. + ...........        3,400             316,200
Corning, Inc. .........................        4,400           1,187,450
Lucent Technologies, Inc. .............       20,600           1,220,550
Motorola, Inc. ........................       28,956             841,534
Nortel Networks Corp. .................       52,300           3,569,475
QUALCOMM Inc. + .......................        9,900             594,000
Scientific-Atlanta, Inc. ..............        3,800             283,100
Tellabs, Inc. + .......................        5,100             349,031
                                                            ------------
                                                               8,918,277
                                                            ------------
COMPUTERS (HARDWARE) (5.2%)
Apple Computer, Inc. + ................        7,400             387,575
Compaq Computer Corp. .................       22,300             570,044
Dell Computer Corp. + .................       32,700           1,612,519
Gateway, Inc. + .......................        5,400             306,450
Hewlett-Packard Co. ...................       13,800           1,723,275
International Business Machines Corp. .       23,900           2,618,543
Sun Microsystems, Inc. + ..............       28,000           2,546,250
                                                            ------------
                                                               9,764,656
                                                            ------------
COMPUTERS (NETWORKING) (4.4%)
Cabletron Systems,  Inc. + ............        1,300              32,825
Cisco Systems, Inc. + .................      120,500           7,659,281
Network Appliance, Inc. + .............        6,600             531,300
                                                            ------------
                                                               8,223,406
                                                            ------------
COMPUTERS (PERIPHERALS) (1.7%)
EMC Corp. + ...........................       36,400           2,800,525
Lexmark International Group, Inc. + ...        2,000             134,500
Seagate Technology, Inc. + ............        3,300             181,500
                                                            ------------
                                                               3,116,525
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (8.2%)
Adobe Systems, Inc. ...................        2,100             273,000
America Online, Inc. + ................       39,100           2,062,525
BMC Software, Inc. + ..................        3,200             116,750
Citrix Systems, Inc. + ................        2,800              53,025
Computer Associates International, Inc.        7,950             406,941
Compuware Corp. + .....................        5,000              51,875
Microsoft Corp. + .....................       67,000           5,360,000
Oracle Corp. + ........................       62,200           5,228,687
Parametric Technology Co. + ...........        4,000              44,000
Unisys Corp. + ........................        2,100              30,581
VERITAS Software Corp. + ..............        8,800             994,538
Yahoo! Inc. + .........................        7,200             891,900
                                                            ------------
                                                              15,513,822
                                                            ------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................        1,600              68,300
                                                            ------------
CONSUMER FINANCE (0.5%)
Capital One Financial Corp. ...........        3,300             147,263

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
CONSUMER FINANCE (CONTINUED)
Household International, Inc. .........        6,400          $  266,000
MBNA Corp. ............................       12,075             327,534
Providian Financial Corp. .............        1,950             175,500
                                                            ------------
                                                                 916,297
                                                            ------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................          600              19,312
Owens-Illinois, Inc. + ................        2,500              29,219
                                                            ------------
                                                                  48,531
                                                            ------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. .......................          800              26,900
Pactiv Corp. + ........................        1,300              10,238
Temple-Inland Inc. ....................        1,100              46,200
                                                            ------------
                                                                  83,338
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (0.3%)
Cardinal Health, Inc. .................        3,600             266,400
SUPERVALU, Inc. .......................        3,800              72,438
Sysco Corp. ...........................        7,300             307,512
                                                            ------------
                                                                 646,350
                                                            ------------
ELECTRIC COMPANIES (1.3%)
Ameren Corp. ..........................          900              30,375
American Electric Power Co. ...........        4,240             125,610
CMS Energy Corp. ......................        1,600              35,400
Consolidated Edison, Inc. .............        3,000              88,875
Constellation Energy Group ............        2,000              65,125
CP&L, Inc. ............................        2,000              63,875
Dominion Resources, Inc. ..............        3,479             149,162
DTE Energy Co. ........................        2,500              76,406
Duke Energy Corp. .....................        4,730             266,654
Entergy Corp. .........................        3,300              89,719
FirstEnergy Corp. .....................        5,000             116,875
Florida Progress Corp. ................        1,500              70,313
FPL Group, Inc. .......................        2,700             133,650
GPU, Inc. .............................        3,300              89,306
Northern States Power Co. .............        2,000              40,375
Peco Energy Co. .......................        2,800             112,875
PG&E Corp. ............................        6,300             155,137
Pinnacle West Capital Corp. ...........        1,300              44,038
PPL Corporation .......................        1,200              26,325
Public Service Enterprise Group, Inc. .        2,600              90,025
Reliant Energy Inc. ...................        4,015             118,693
Southern Co. ..........................        9,200             214,475
TXU Corp. .............................        4,657             137,382
Unicom Corp. ..........................        3,600             139,275
                                                            ------------
                                                               2,479,945
                                                            ------------
ELECTRICAL EQUIPMENT (5.2%)
Cooper Industries, Inc. ...............        1,000              32,562
Emerson Electric Co. ..................        6,000             362,250
General Electric Co. ..................      173,500           9,195,500
Molex, Inc. ...........................        3,375             162,422
Rockwell International Corp. ..........        3,000              94,500


                             See Notes to Portfolio of Investments.  135

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES C (CONTINUED)
------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
ELECTRICAL EQUIPMENT (CONTINUED)
Thomas & Betts Corp. ..................          600          $   11,475
                                                            ------------
                                                               9,858,709
                                                            ------------
ELECTRONICS (INSTRUMENTS) (0.3%)
Agilent Technologies, Inc. ............        5,788             426,865
Perkin-Elmer Inc. + ...................          700              46,288
Tektronix, Inc. .......................          900              66,600
                                                            ------------
                                                                 539,753
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (8.2%)
Adaptec, Inc. + .......................        2,300              52,325
Advanced Micro Devices Corp. + ........        3,300             254,925
Altera Corp. + ........................        4,400             448,525
Analog Devices, Inc. + ................        7,500             570,000
Conexant Systems, Inc. + ..............        4,700             228,538
Intel Corp. ...........................       70,200           9,384,862
Linear Technology Corp. ...............        4,000             255,750
LSI Logic Corp. + .....................        5,200             281,450
Maxim Integrated Products, Inc. + .....        3,700             251,369
Micron Technology, Inc. + .............        7,200             634,050
National Semiconductor Corp. + ........        3,600             204,300
Texas Instruments, Inc. ...............       34,800           2,390,325
Xilinx, Inc. + ........................        6,800             561,425
                                                            ------------
                                                              15,517,844
                                                            ------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................        1,700              53,762
McDermott International, Inc.,  ADR ...        1,000               8,813
                                                            ------------
                                                                  62,575
                                                            ------------
ENTERTAINMENT (1.9%)
Time Warner, Inc. .....................       17,300           1,314,800
Viacom, Inc. + ........................       18,798           1,281,788
Walt Disney Co. (The) + ...............       27,500           1,067,344
                                                            ------------
                                                               3,663,932
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (1.1%)
Applied Materials, Inc. + .............       16,400           1,486,250
KLA Instruments Corp. + ...............        4,000             234,250
Teradyne, Inc. + ......................        3,700             271,950
                                                            ------------
                                                               1,992,450
                                                            ------------
FINANCIAL (DIVERSIFIED) (4.5%)
American Express Co. ..................       17,000             886,125
Associates First Capital Corp. ........        9,598             214,155
Citigroup Inc. ........................       74,100           4,464,525
Federal National Mortgage Association .       16,000             835,000
Freddie Mac Corp. .....................        8,800             356,400
Morgan Stanley Dean Witter & Co. ......       20,000           1,665,000
                                                            ------------
                                                               8,421,205
                                                            ------------
FOODS (1.6%)
Bestfoods .............................        4,500             311,625
Conagra, Inc. .........................        7,900             150,594
General Mills, Inc. ...................        4,600             175,950
Heinz (H.J.) Co. ......................        5,600             245,000
Hershey Foods Corp. ...................        1,700              82,450
Kellogg Co. ...........................        5,700             169,575

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
FOODS (CONTINUED)
Nabisco Group Holdings Corp. ..........        2,200          $   57,062
PepsiCo, Inc. .........................       20,100             893,194
Quaker Oats Co. .......................        2,000             150,250
Sara Lee Corp. ........................       12,400             239,475
Unilever NV ...........................        7,800             335,400
Wrigley (Wm.) Jr. Co. + ...............        2,000             160,375
                                                            ------------
                                                               2,970,950
                                                            ------------
FOOTWEAR (0.1%)
Nike, Inc. ............................        3,700             147,306
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........        1,200              25,125
                                                            ------------
GOLD/PRECIOUS METALS MINING (0.0%)
Homestake Mining Co. ..................        4,200              28,875
                                                            ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ..................        1,700              66,831
Stanley Works (The) ...................        1,400              33,250
                                                            ------------
                                                                 100,081
                                                            ------------
HEALTH CARE (DRUGS) (0.0%)
Alza Corp. + ..........................        1,400              82,775
                                                            ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (5.9%)
Eli Lilly & Co. .......................       18,700           1,867,663
Merck & Co., Inc. .....................       29,400           2,252,775
Pfizer, Inc. ..........................      106,625           5,118,000
Pharmacia Corporation .................       16,582             857,082
Schering Plough .......................       19,100             964,550
                                                            ------------
                                                              11,060,070
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.2%)
HCA - The Healthcare Corp. ............        8,500             258,188
Tenet Healthcare Corp. + ..............        5,000             135,000
                                                            ------------
                                                                 393,188
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated .......        2,200             188,650
Wellpoint Health Networks, Inc. + .....        1,000              72,438
                                                            ------------
                                                                 261,088
                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (1.0%)
Bard (C.R.) Inc. ......................          800              38,500
Bausch & Lomb, Inc. ...................          700              54,163
Baxter International, Inc. ............        4,300             302,344
Becton, Dickinson & Co. ...............        4,200             120,487
Biomet, Inc. ..........................        2,000              76,875
Guidant Corp. + .......................        4,900             242,550
Medtronic, Inc. + .....................       16,100             801,981
PE Corp-PE Biosystems Group ...........        3,000             197,625
                                                            ------------
                                                               1,834,525
                                                            ------------
HEALTH CARE (SPECIAL SERVICES) (0.0%)
HEALTHSOUTH Corp. + ...................        6,700              48,156
                                                            ------------
HEALTH CARE DIVERSIFIED (2.9%)
Abbott Laboratories ...................       20,600             917,988
Allergan, Inc. ........................        2,000             149,000
American Home Products Corp. ..........        9,000             528,750
Bristol-Myers Squibb Co. ..............       25,500           1,485,375


136  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
HEALTH CARE DIVERSIFIED (CONTINUED)
Johnson & Johnson .....................       23,600          $2,404,250
Mallinckrodt Inc. .....................        1,100              47,781
                                                            ------------
                                                               5,533,144
                                                            ------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. ............          900              17,831
Pulte Corp. ...........................        1,000              21,625
                                                            ------------
                                                                  39,456
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. .................        3,200              52,800
Whirlpool Corp. .......................        1,500              69,938
                                                            ------------
                                                                 122,738
                                                            ------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.8%)
Clorox Co. ............................        2,900             129,956
Colgate-Palmolive Co. .................        7,700             461,038
Fort James Corp. ......................        1,400              32,375
Kimberly-Clark Corp. ..................        7,400             424,575
Procter & Gamble Co. ..................        9,400             538,150
                                                            ------------
                                                               1,586,094
                                                            ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ..................        1,700              39,206
Newell Rubbermaid Inc. ................        3,400              87,550
Tupperware Corp. ......................        1,100              24,200
                                                            ------------
                                                                 150,956
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.3%)
AFLAC, Inc. ...........................        3,700             169,969
American General Corp. ................        3,564             217,404
Jefferson-Pilot Corp. .................        1,600              90,300
Lincoln National Corp. ................        3,000             108,375
Torchmark Corp. .......................        2,300              56,781
                                                            ------------
                                                                 642,829
                                                            ------------
INSURANCE (MULTI-LINE) (1.7%)
American International Group, Inc. ....       22,298           2,620,015
CIGNA Corp. ...........................        3,500             327,250
Hartford Financial Services Group, Inc.        4,000             223,750
Loews Corp. ...........................        1,600              96,000
                                                            ------------
                                                               3,267,015
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (0.3%)
Allstate Corp. (The) ..................       11,000             244,750
Chubb Corp. ...........................        1,200              73,800
Cincinnati Financial Corp. ............        1,200              37,725
MBIA, Inc. ............................          800              38,550
MGIC Investment Corp. .................        2,500             113,750
St. Paul Co., Inc. ....................        2,296              78,351
                                                            ------------
                                                                 586,926
                                                            ------------
INSURANCE BROKERS (0.3%)
Aon Corp. .............................        3,500             108,719
Marsh & McLennan Co., Inc. ............        4,000             417,750
                                                            ------------
                                                                 526,469
                                                            ------------
INVESTMENT BANKING/BROKERAGE (0.8%)
Bear Stearns Co., Inc. (The) ..........        1,995              83,042
Charles Schwab Corp. ..................        9,050             304,306

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
INVESTMENT BANKING/BROKERAGE (CONTINUED)
Lehman Brothers Holdings Inc. .........        2,900          $  274,231
Merrill Lynch & Co., Inc. .............        6,000             690,000
Paine Webber Group Inc. ...............        2,300             104,650
                                                            ------------
                                                               1,456,229
                                                            ------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ..............        4,300             130,613
T. Rowe Price & Associates ............        1,800              76,500
                                                            ------------
                                                                 207,113
                                                            ------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. .......................        1,500              24,844
Harley-Davidson, Inc. .................        4,800             184,800
Hasbro, Inc. ..........................        1,450              21,840
                                                            ------------
                                                                 231,484
                                                            ------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................        3,900              76,050
Marriott International, Inc. ..........        3,900             140,644
                                                            ------------
                                                                 216,694
                                                            ------------
MACHINERY - DIVERSIFIED (0.3%)
Caterpillar, Inc. .....................        4,600             155,825
Deere & Co. ...........................        3,500             129,500
Dover Corp. ...........................        2,800             113,575
Ingersoll-Rand Co. ....................        2,300              92,575
Timken Co. ............................        1,000              18,625
                                                            ------------
                                                                 510,100
                                                            ------------
MANUFACTURING (DIVERSIFIED) (1.4%)
Crane Co. .............................        1,200              29,175
Danaher Corp. .........................        2,000              98,875
Eaton Corp. ...........................          700              46,900
Honeywell International Inc. ..........       10,599             357,054
Illinois Tool Works, Inc. .............        4,400             250,800
ITT Industries, Inc. ..................        1,300              39,488
Johnson Controls, Inc. ................        1,400              71,838
Minnesota Mining and Manufacturing Co.         5,300             437,250
National Service Industries, Inc. .....          800              15,600
Parker-Hannifin Corp. .................        1,700              58,225
PPG Industries Inc. ...................        3,300             146,231
Textron, Inc. .........................        2,600             141,212
Tyco International Ltd. ...............       21,500           1,018,562
                                                            ------------
                                                               2,711,210
                                                            ------------
MANUFACTURING (SPECIALIZED) (0.4%)
Avery Dennison Corp. ..................        1,700             114,112
Briggs & Stratton Corp. ...............          300              10,275
Millipore Corp. .......................          700              52,763
Pall Corp. ............................        1,900              35,150
Sealed Air Corp. + ....................        1,300              68,087
United Technologies Corp. .............        7,000             412,125
                                                            ------------
                                                                 692,512
                                                            ------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +         1,500              13,875
Phelps Dodge Corp. ....................        1,200              44,625
                                                            ------------
                                                                  58,500
                                                            ------------


                             See Notes to Portfolio of Investments.  137

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES C (CONTINUED)
------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ....................        6,700          $  121,856
Inco Ltd. + ...........................        2,900              44,588
                                                            ------------
                                                                 166,444
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.7%)
Coastal Corp. (The) ...................        3,300             200,887
Eastern Enterprises ...................          500              31,500
El Paso Energy Corp. ..................        3,600             183,375
Enron Corp. ...........................        9,600             619,200
NICOR, Inc. ...........................          900              29,363
People's Energy Corp. .................          600              19,425
Sempra Energy .........................        4,311              73,287
Williams Co., Inc. (The) ..............        2,900             120,894
                                                            ------------
                                                               1,277,931
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................        1,700              68,000
                                                            ------------
OIL (0.9%)
Royal Dutch Petroleum Co. .............       28,600           1,760,687
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (0.1%)
Baker Hughes Inc. .....................        4,200             134,400
Rowan Co., Inc. + .....................        2,000              60,750
                                                            ------------
                                                                 195,150
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.3%)
Anadarko Petroleum Corp. ..............        1,900              93,694
Apache Corp. ..........................        2,200             129,387
Burlington Resources, Inc. ............        3,600             137,700
Kerr-McGee Corp. ......................        1,300              76,619
Unocal Corp. ..........................        3,900             129,188
                                                            ------------
                                                                 566,588
                                                            ------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Sunoco Inc. ...........................        1,800              52,988
Tosco Corp. ...........................        3,000              84,937
                                                            ------------
                                                                 137,925
                                                            ------------
OIL (DOMESTIC INTEGRATED) (0.5%)
Amerada Hess Corp. ....................        2,200             135,850
Conoco Inc. ...........................        6,500             159,656
Occidental Petroleum Corp. ............        8,600             181,138
Phillips Petroleum Co. ................        4,200             212,887
USX-Marathon Group ....................        6,800             170,425
                                                            ------------
                                                                 859,956
                                                            ------------
OIL (INTERNATIONAL INTEGRATED) (3.8%)
Chevron Corp. .........................        8,800             746,350
Exxon Mobil Corp. .....................       73,799           5,793,221
Texaco, Inc. ..........................       12,300             654,975
                                                            ------------
                                                               7,194,546
                                                            ------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ...................        1,100              28,462
Georgia-Pacific Corp. .................        4,600             120,750
International Paper Co. ...............        7,944             236,827
Louisiana-Pacific Corp. ...............        2,400              26,100
Mead Corp. ............................          800              20,200
Potlatch Corp. ........................          400              13,250

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
PAPER & FOREST PRODUCTS (CONTINUED)
Westvaco Corp. ........................        1,000          $   24,813
Weyerhaeuser Co. ......................        3,500             150,500
Willamette Industries, Inc. ...........        2,500              68,125
                                                            ------------
                                                                 689,027
                                                            ------------
PERSONAL CARE (0.3%)
Alberto-Culver Co. ....................        1,000              30,563
Avon Products, Inc. ...................        1,600              71,200
Gillette Co. ..........................       14,700             513,581
                                                            ------------
                                                                 615,344
                                                            ------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. .....................        4,500             267,750
Polaroid Corp. ........................          300               5,419
Xerox Corp. ...........................        4,400              91,300
                                                            ------------
                                                                 364,469
                                                            ------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ...........................        5,800             264,625
                                                            ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ................          800              43,500
McGraw-Hill Co., Inc. .................        3,200             172,800
Meredith Corp. ........................          400              13,500
                                                            ------------
                                                                 229,800
                                                            ------------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. .................        1,100              80,575
Gannett Co., Inc. .....................        4,900             293,081
Knight-Ridder, Inc. ...................        1,900             101,056
New York Times Co. ....................        2,700             106,650
Tribune Co. ...........................        1,700              59,500
                                                            ------------
                                                                 640,862
                                                            ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ....        7,800             178,913
Kansas City Southern Industries, Inc. .        1,700             150,769
Union Pacific Corp. ...................        2,300              85,531
                                                            ------------
                                                                 415,213
                                                            ------------
RESTAURANTS (0.4%)
Darden Restaurants, Inc. ..............        3,000              48,750
McDonald's Corp. ......................       18,100             596,169
Tricon Global Restaurants, Inc. + .....        2,470              69,777
Wendy's International, Inc. ...........        2,400              42,750
                                                            ------------
                                                                 757,446
                                                            ------------
RETAIL (BUILDING SUPPLIES) (1.3%)
Home Depot, Inc. ......................       40,700           2,032,456
Lowe's Co., Inc. ......................        8,100             332,606
Sherwin-Williams Co. ..................        2,000              42,375
                                                            ------------
                                                               2,407,437
                                                            ------------
RETAIL (COMPUTERS & ELECTRONICS) (0.3%)
Best Buy Co., Inc. + ..................        4,200             265,650
Circuit City Stores, Inc. .............        3,100             102,881
RadioShack Corporation ................        2,700             127,913
                                                            ------------
                                                                 496,444
                                                            ------------
RETAIL (DISCOUNTERS) (0.0%)
Consolidated Stores Corp. + ...........        1,700              20,400


138  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
RETAIL (DISCOUNTERS) (CONTINUED)
Dollar General Corp. ..................        2,375          $   46,313
                                                            ------------
                                                                  66,713
                                                            ------------
RETAIL (DEPARTMENT STORES) (0.4%)
Dillards, Inc. ........................        1,600              19,600
Federated Department Stores, Inc. + ...        3,000             101,250
Kohl's Corp. + ........................        4,800             267,000
May Department Stores Co. .............        7,500             180,000
Nordstrom, Inc. .......................        2,300              55,487
Sears, Roebuck & Co. ..................        4,400             143,550
                                                            ------------
                                                                 766,887
                                                            ------------
RETAIL (GENERAL MERCHANDISE CHAIN) (2.7%)
Costco Wholesale Corp. + ..............        3,000              99,000
Target Corporation ....................        7,000             406,000
Wal-Mart Stores, Inc. .................       78,300           4,512,037
                                                            ------------
                                                               5,017,037
                                                            ------------
RETAIL (SPECIALITY) (0.1%)
AutoZone, Inc. + ......................        1,300              28,600
Bed Bath & Beyond, Inc. + .............        2,700              97,875
Office Depot, Inc. + ..................        6,000              37,500
Toys "R" Us, Inc. + ...................        2,700              39,319
                                                            ------------
                                                                 203,294
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.3%)
Gap, Inc. .............................       11,800             368,750
The Limited, Inc. .....................        7,400             160,025
TJX Companies, Inc. ...................        4,000              75,000
                                                            ------------
                                                                 603,775
                                                            ------------
RETAIL STORES - DRUG STORE (0.4%)
CVS Corp. .............................        5,900             236,000
Longs Drug Stores, Inc. ...............          800              17,400
Walgreen Co. ..........................       13,800             444,187
                                                            ------------
                                                                 697,587
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. .....................        2,800              93,100
Great Atlantic & Pacific Tea Co., Inc.           600               9,975
Safeway, Inc. + .......................        6,700             302,338
                                                            ------------
                                                                 405,413
                                                            ------------
SAVINGS & LOAN COMPANIES (0.1%)
Golden West Financial Corp. ...........        2,700             110,194
Washington Mutual Fin. Corp. ..........        3,500             101,062
                                                            ------------
                                                                 211,256
                                                            ------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
Interpublic Group of Co., Inc. (The) ..        4,400             189,200
Omnicom Group, Inc. ...................        2,200             195,938
                                                            ------------
                                                                 385,138
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (0.2%)
Cendant Corp. + .......................       11,300             158,200
Dun & Bradstreet Corp. ................        2,800              80,150
H&R Block, Inc. .......................        2,500              80,938
IMS Health, Inc. ......................        4,700              84,600
                                                            ------------
                                                                 403,888
                                                            ------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
SERVICES (COMPUTER SYSTEMS) (0.4%)
Computer Sciences Corp. + .............        2,600          $  194,187
Electronic Data Systems Corp. .........        6,600             272,250
Sabre Holdings Corporation ............        1,734              49,419
Sapient Corp. + .......................        1,300             139,019
                                                            ------------
                                                                 654,875
                                                            ------------
SERVICES (DATA PROCESSING) (0.6%)
Automatic Data Processing, Inc. .......        9,100             487,419
Ceridian Corp. + ......................        1,100              26,469
Equifax, Inc. .........................        1,200              31,500
First Data Corp. ......................        5,900             292,787
Paychex, Inc. .........................        5,625             236,250
                                                            ------------
                                                               1,074,425
                                                            ------------
SPECIALITY PRINTING (0.1%)
Deluxe Corp. ..........................        1,500              35,344
RR Donnelley & Sons Co. ...............        2,200              49,637
                                                            ------------
                                                                  84,981
                                                            ------------
STEEL (0.1%)
Allegheny Technologies Incorporated ...          900              16,200
Nucor Corp. ...........................        1,900              63,057
USX-US Steel Group, Inc. ..............        2,100              38,981
Worthington Industries ................        1,300              13,650
                                                            ------------
                                                                 131,888
                                                            ------------
TELEPHONE (2.6%)
ALLTEL Corp. ..........................        4,400             272,525
Bell Atlantic Corp. ...................       19,600             995,925
BellSouth Corp. .......................       24,900           1,061,362
GTE Corp. .............................       12,300             765,675
SBC Communications, Inc. ..............       43,200           1,868,400
                                                            ------------
                                                               4,963,887
                                                            ------------
TELEPHONE LONG DISTANCE (1.6%)
AT&T Corp. ............................       20,500             648,313
Sprint Corp. ..........................       11,900             606,900
WorldCom, Inc. ........................       36,600           1,679,025
                                                            ------------
                                                               2,934,238
                                                            ------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ...................          600              21,150
Russell Corporation ...................          500              10,000
VF Corp. ..............................        2,000              47,625
                                                            ------------
                                                                  78,775
                                                            ------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ....          200               6,438
                                                            ------------
TOBACCO (0.4%)
Philip Morris Co., Inc. ...............       29,200             775,625
UST, Inc. .............................        2,600              38,187
                                                            ------------
                                                                 813,812
                                                            ------------
TRUCKERS (0.0%)
Ryder System, Inc. ....................        1,600              30,300
                                                            ------------
TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ..............          900              24,525
Navistar International Corp. + ........          800              24,850


                             See Notes to Portfolio of Investments.  139

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES C (CONTINUED)
------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------        ------------
TRUCKS & PARTS (CONTINUED)
PACCAR, Inc. ..........................        1,800          $   71,438
                                                                 120,813
                                                            ------------
TOTAL COMMON STOCKS                                          181,431,535
 (COST $149,810,315)                                        ------------

                                          PRINCIPAL
                                           AMOUNT
                                          ----------
LONG-TERM BONDS AND NOTES (3.4%)
U.S. Treasury Strip,Zero
 Coupon,11/15/01.......................   $4,558,000           4,176,131
U.S. Treasury Strip,Zero
 Coupon,02/15/02.......................    2,497,000           2,273,493
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $6,581,245)                                             6,449,624
                                                            ------------
SHORT-TERM INVESTMENTS (0.5%)
Federal Home Loan Mortgage
 Corp.,6.43%,07/18/00 + ...............      926,000             926,000
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $926,000)                                                 926,000
                                                            ------------
TOTAL INVESTMENTS
 (COST $157,317,560)(a)                                      188,807,159
OTHER ASSETS LESS LIABILITIES                                     25,148
                                                            ------------
TOTAL NET ASSETS                                            $188,832,307
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $162,107,679. Unrealized gains and losses, based on identified tax cost at June
30, 2000, are as follows:

Unrealized gains...........................                 $ 37,417,017

Unrealized losses..........................                  (10,717,537)
                                                            ------------
  Net unrealized gain......................                 $ 26,699,480
                                                            ============

+   Non-income producing security.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

Category percentages are based on net assets.


140  See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES D
------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
COMMON STOCKS (55.2%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ..........................         19,500          $  815,344
General Dynamics Corp. ..............          4,700             245,575
Goodrich (B.F.) Co. .................          2,400              81,750
Lockheed Martin Corp. ...............          8,900             220,831
Northrop Grumman Corp. ..............          2,700             178,875
                                                            ------------
                                                               1,542,375
                                                            ------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ..........         17,400             170,738
                                                            ------------
AIR FREIGHT (0.0%)
FedEx Corporation + .................          6,200             235,600
                                                            ------------
AIRLINES (0.1%)
AMR Corp. + .........................          5,800             153,338
Delta Air Lines, Inc. ...............          4,300             217,419
Southwest Airlines Co. ..............         11,400             215,887
                                                            ------------
                                                                 586,644
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .................          6,900             213,900
Alcoa Inc. ..........................         25,188             730,452
                                                            ------------
                                                                 944,352
                                                            ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ............          2,700              30,037
Dana Corp. ..........................          4,100              86,869
Delphi Automotive Systems Corp. .....         17,043             248,189
Genuine Parts Co. ...................          4,600              92,000
Snap-On, Inc. .......................          1,500              39,937
TRW, Inc. ...........................          2,600             112,775
Visteon Corp. .......................          4,635              56,200
                                                            ------------
                                                                 666,007
                                                            ------------
AUTOMOBILES (0.5%)
Ford Motor Co. ......................         35,400           1,522,200
General Motors Corp. + ..............         23,200           1,347,050
                                                            ------------
                                                               2,869,250
                                                            ------------
BANKS (MAJOR REGIONAL) (1.3%)
Bank of New York Co., Inc. ..........         17,300             804,450
BB&T Corp. ..........................          8,700             207,712
Comerica, Inc. ......................          4,000             179,500
Fifth Third Bancorp .................          7,000             442,750
Firstar Corp. .......................         23,036             485,196
Fleet Boston Financial Corp. ........         36,073           1,226,482
Huntington Bancshares Inc. ..........          3,090              48,861
Mellon Financial Corp. ..............         10,900             397,169
Northern Trust Corp. ................          6,400             416,400
Old Kent Financial Corp. ............          1,890              50,558
PNC Bank Corp. ......................          6,300             295,312
Regions Financial Corp. .............          2,900              57,638
SouthTrust Corp. ....................          2,200              49,775
State Street Corp. ..................          3,700             392,431
Summit Bancorp ......................          2,100              51,713
Suntrust Banks, Inc. ................          7,000             319,812

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Synovus Financial Corp. .............          5,700          $  100,462
U.S. Bancorp ........................          9,400             180,950
Union Planters Co. ..................          2,500              69,844
Wachovia Corp. ......................          4,700             254,975
Wells Fargo & Co. ...................         38,600           1,495,750
                                                            ------------
                                                               7,527,740
                                                            ------------
BANKS (MONEY CENTER) (0.7%)
Bank of America Corp. ...............         40,200           1,728,600
Chase Manhattan Corp. ...............         28,650           1,319,690
First Union Corp. ...................         23,100             573,169
J.P. Morgan & Co. ...................          4,800             528,600
                                                            ------------
                                                               4,150,059
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.5%)
Coca-Cola Co. (The) .................         54,500           3,130,344
                                                            ------------
BEVERAGES (ALCOHOLIC) (0.2%)
Anheuser-Busch Co., Inc. ............         14,100           1,053,094
Brown-Forman Corp. + ................          2,200             118,250
Coors (Adolph) Co. ..................          1,200              72,600
                                                            ------------
                                                               1,243,944
                                                            ------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc. + .......................         23,800           1,671,950
Biogen, Inc. + ......................          1,800             116,100
                                                            ------------
                                                               1,788,050
                                                            ------------
BROADCASTING (TV, RADIO & CABLE) (0.2%)
Clear Channel Communications, Inc. +           4,100             307,500
Mediaone Group, Inc. + (1) ..........         13,700             908,498
                                                            ------------
                                                               1,215,998
                                                            ------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. .........................          9,400             169,788
                                                            ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc. + .......         16,200             991,237
Sprint PCS + ........................         18,900           1,124,550
                                                            ------------
                                                               2,115,787
                                                            ------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. ....          6,200             191,037
Dow Chemical Co. ....................         20,400             615,825
Du Pont (E.I.) de Nemours ...........         23,000           1,006,250
Eastman Chemical Co. ................          2,500             119,375
Praxair, Inc. .......................          3,300             123,544
Union Carbide Corp. .................          3,900             193,050
                                                            ------------
                                                               2,249,081
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .....................          3,400              58,013
FMC Corp. + .........................            900              52,200
                                                            ------------
                                                                 110,213
                                                            ------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. ........................          3,100             121,094
Grace (W.R.) & Co. + ................          2,500              30,312
Great Lakes Chemical Corp. ..........          1,500              47,250
International Flavors & Fragrances,
 Inc.................................          2,500              75,469


                             See Notes to Portfolio of Investments.  141

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES D (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
CHEMICALS - SPECIALITY (CONTINUED)
Sigma-Aldrich Corp. .................          2,400          $   70,200
                                                            ------------
                                                                 344,325
                                                            ------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. + ......         11,800             989,725
Andrew Corp. + ......................          3,200             107,400
Comverse Technology, Inc. + .........          6,100             567,300
Corning, Inc. .......................         10,200           2,752,725
Motorola, Inc. ......................         50,295           1,461,698
Nortel Networks Corp. ...............        108,200           7,384,650
QUALCOMM Inc. + .....................         16,400             984,000
Scientific-Atlanta, Inc. ............          6,300             469,350
Tellabs, Inc. + .....................          9,200             629,625
                                                            ------------
                                                              15,346,473
                                                            ------------
COMPUTERS (HARDWARE) (3.1%)
Apple Computer, Inc. + ..............         13,000             680,875
Compaq Computer Corp. ...............         37,500             958,594
Dell Computer Corp. + ...............         58,400           2,879,850
Gateway, Inc. + .....................          9,600             544,800
Hewlett-Packard Co. .................         29,300           3,658,837
International Business Machines Corp.         41,100           4,503,019
NCR Corp. + .........................          3,000             116,812
Sun Microsystems, Inc. + ............         46,900           4,264,969
                                                            ------------
                                                              17,607,756
                                                            ------------
COMPUTERS (NETWORKING) (2.5%)
Cabletron Systems,  Inc. + ..........          2,300              58,075
Cisco Systems, Inc. + ...............        205,600          13,068,450
Network Appliance, Inc. + ...........         11,500             925,750
                                                            ------------
                                                              14,052,275
                                                            ------------
COMPUTERS (PERIPHERALS) (0.9%)
EMC Corp. + .........................         63,500           4,885,531
Lexmark International Group, Inc. + .          2,800             188,300
Seagate Technology, Inc. + ..........          4,700             258,500
                                                            ------------
                                                               5,332,331
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (4.4%)
Adobe Systems, Inc. .................          3,400             442,000
America Online, Inc. + ..............         53,400           2,816,850
Autodesk, Inc. ......................          1,400              48,563
BMC Software, Inc. + ................          6,000             218,906
Citrix Systems, Inc. + ..............          5,000              94,688
Computer Associates International,
 Inc.................................         13,200             675,675
Compuware Corp. + ...................          9,000              93,375
Microsoft Corp. + ...................        116,900           9,352,000
Oracle Corp. + ......................         83,600           7,027,625
Peoplesoft, Inc. + ..................          7,600             127,300
Siebel Systems, Inc. + ..............          6,000             981,375
Unisys Corp. + ......................          3,300              48,056
VERITAS Software Corp. + ............         14,200           1,604,822
Yahoo! Inc. + .......................         11,700           1,449,337
                                                            ------------
                                                              24,980,572
                                                            ------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ................          2,200              93,913
                                                            ------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. .........          4,900          $  218,662
Countrywide Credit Industries, Inc. .          2,600              78,813
Household International, Inc. .......         10,100             419,781
MBNA Corp. ..........................         17,800             482,825
Providian Financial Corp. ...........          4,400             396,000
                                                            ------------
                                                               1,596,081
                                                            ------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ..........................          1,200              38,625
Owens-Illinois, Inc. + ..............          2,100              24,544
                                                            ------------
                                                                  63,169
                                                            ------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. .....................          1,600              53,800
Pactiv Corp. + ......................          6,700              52,763
Temple-Inland Inc. ..................          1,900              79,800
                                                            ------------
                                                                 186,363
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (0.3%)
Cardinal Health, Inc. ...............         10,400             769,600
McKesson HBOC, Inc. .................          3,400              71,188
SUPERVALU, Inc. .....................          3,800              72,437
Sysco Corp. .........................         12,500             526,562
                                                            ------------
                                                               1,439,787
                                                            ------------
ELECTRIC COMPANIES (0.8%)
Ameren Corp. ........................          3,200             108,000
American Electric Power Co. .........          9,360             277,290
Cinergy Corp. .......................          3,100              78,856
Consolidated Edison, Inc. ...........          5,700             168,862
Constellation Energy Group ..........          3,100             100,944
CP&L, Inc. ..........................          3,200             102,200
Dominion Resources, Inc. ............          5,221             223,850
DTE Energy Co. ......................          4,200             128,363
Duke Energy Corp. ...................          8,100             456,637
Edison International Inc. ...........          8,000             164,000
Entergy Corp. .......................          6,000             163,125
FirstEnergy Corp. ...................          6,500             151,938
Florida Progress Corp. ..............          2,200             103,125
FPL Group, Inc. .....................          3,900             193,050
GPU, Inc. ...........................          3,300              89,306
New Century Energies, Inc. ..........          2,300              69,000
Niagara Mohawk Holdings Inc. + ......          3,800              52,963
Northern States Power Co. ...........          3,800              76,713
Peco Energy Co. .....................          5,100             205,594
PG&E Corp. ..........................          8,400             206,850
Pinnacle West Capital Corp. .........          3,400             115,175
PPL Corporation .....................          3,300              72,394
Public Service Enterprise Group, Inc.          6,500             225,062
Reliant Energy Inc. .................          6,800             201,025
Southern Co. ........................         15,300             356,681
TXU Corp. ...........................          6,500             191,750
Unicom Corp. ........................          5,000             193,437
                                                            ------------
                                                               4,476,190
                                                            ------------


142  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
ELECTRICAL EQUIPMENT (3.0%)
American Power Conversion Corp. + ...          4,600         $   187,737
Cooper Industries, Inc. .............          2,200              71,638
Emerson Electric Co. ................          9,500             573,562
General Electric Co. ................        296,200          15,698,600
Molex, Inc. .........................          5,900             283,937
Rockwell International Corp. ........          4,400             138,600
Thomas & Betts Corp. ................          1,500              28,688
                                                            ------------
                                                              16,982,762
                                                            ------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.0%)
Grainger (W.W.), Inc. ...............          2,700              83,194
                                                            ------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ..........         10,813             797,459
Perkin-Elmer Inc. + .................          1,300              85,962
Tektronix, Inc. .....................          1,600             118,400
                                                            ------------
                                                               1,001,821
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (4.6%)
Adaptec, Inc. + .....................          4,800             109,200
Advanced Micro Devices Corp. + ......          5,500             424,875
Altera Corp. + ......................          7,200             733,950
Analog Devices, Inc. + ..............         13,300           1,010,800
Conexant Systems, Inc. + ............          8,700             423,038
Intel Corp. .........................        123,300          16,483,669
Linear Technology Corp. .............          7,000             447,563
LSI Logic Corp. + ...................          9,100             492,538
Maxim Integrated Products, Inc. + ...          6,700             455,181
Micron Technology, Inc. + ...........         11,800           1,039,137
National Semiconductor Corp. + ......          6,900             391,575
Texas Instruments, Inc. .............         48,200           3,310,737
Xilinx, Inc. + ......................         12,200           1,007,262
                                                            ------------
                                                              26,329,525
                                                            ------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. .........................          1,500              47,438
                                                            ------------
ENTERTAINMENT (1.1%)
Time Warner, Inc. ...................         29,300           2,226,800
Viacom, Inc. + ......................         34,868           2,377,562
Walt Disney Co. (The) + .............         46,000           1,785,375
                                                            ------------
                                                               6,389,737
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (0.6%)
Applied Materials, Inc. + ...........         28,900           2,619,062
KLA Instruments Corp. + .............          7,500             439,219
Teradyne, Inc. + ....................          6,700             492,450
                                                            ------------
                                                               3,550,731
                                                            ------------
FINANCIAL (DIVERSIFIED) (2.6%)
American Express Co. ................         30,500           1,589,812
Associates First Capital Corp. ......         16,600             370,388
Citigroup Inc. ......................        130,400           7,856,600
Federal National Mortgage Association         31,100           1,623,031
Freddie Mac Corp. ...................         15,600             631,800
Morgan Stanley Dean Witter & Co. ....         33,900           2,822,175
SLM Holding Corp. ...................          3,900             146,006
                                                            ------------
                                                              15,039,812
                                                            ------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
FOODS (0.9%)
Bestfoods ...........................          8,200         $   567,850
Conagra, Inc. .......................         10,700             203,969
General Mills, Inc. .................          6,900             263,925
Heinz (H.J.) Co. ....................          8,200             358,750
Hershey Foods Corp. .................          3,500             169,750
Kellogg Co. .........................          9,700             288,575
Nabisco Group Holdings Corp. ........          4,100             106,344
PepsiCo, Inc. .......................         32,400           1,439,775
Quaker Oats Co. .....................          2,900             217,862
Ralston-Ralston Purina Group ........          3,900              77,756
Sara Lee Corp. ......................         21,200             409,425
Unilever NV .........................         13,300             571,900
Wrigley (Wm.) Jr. Co. + .............          2,700             216,506
                                                            ------------
                                                               4,892,387
                                                            ------------
FOOTWEAR (0.1%)
Nike, Inc. ..........................          6,700             266,744
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......          4,500              94,219
                                                            ------------
GOLD/PRECIOUS METALS MINING (0.0%)
Newmont Mining Corp. ................          1,700              36,763
                                                            ------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................          2,000              78,625
Stanley Works (The) .................          2,400              57,000
                                                            ------------
                                                                 135,625
                                                            ------------
HEALTH CARE (DRUGS) (0.0%)
Alza Corp. + ........................          1,500              88,688
Watson Pharmaceuticals, Inc. + ......          2,700             145,125
                                                            ------------
                                                                 233,813
                                                            ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (3.4%)
Eli Lilly & Co. .....................         33,600           3,355,800
Merck & Co., Inc. ...................         52,100           3,992,162
Pfizer, Inc. ........................        187,800           9,014,400
Pharmacia Corporation ...............         28,574           1,476,919
Schering Plough .....................         34,400           1,737,200
                                                            ------------
                                                              19,576,481
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
HCA - The Healthcare Corp. ..........         12,900             391,838
Tenet Healthcare Corp. + ............          7,300             197,100
                                                            ------------
                                                                 588,938
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated .....          3,600             308,700
Wellpoint Health Networks, Inc. + ...          2,500             181,094
                                                            ------------
                                                                 489,794
                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.5%)
Bard (C.R.) Inc. ....................          1,300              62,563
Bausch & Lomb, Inc. .................          1,200              92,850
Baxter International, Inc. ..........          6,400             450,000
Becton, Dickinson & Co. .............          6,600             189,337
Biomet, Inc. ........................          3,000             115,312
Guidant Corp. + .....................          7,100             351,450
Medtronic, Inc. + ...................         28,000           1,394,750


                             See Notes to Portfolio of Investments.  143

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES D (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (CONTINUED)
PE Corp-PE Biosystems Group .........          4,700         $   309,612
Saint Jude Medical, Inc. + ..........          2,100              96,338
                                                            ------------
                                                               3,062,212
                                                            ------------
HEALTH CARE (SPECIAL SERVICE) (0.0%)
HEALTHSOUTH Corp. + .................            200               1,438
                                                            ------------
HEALTH CARE DIVERSIFIED (1.7%)
Abbott Laboratories .................         35,300           1,573,056
Allergan, Inc. ......................          3,000             223,500
American Home Products Corp. ........         14,500             851,875
Bristol-Myers Squibb Co. ............         44,500           2,592,125
Johnson & Johnson ...................         41,600           4,238,000
Mallinckrodt Inc. ...................          1,800              78,188
                                                            ------------
                                                               9,556,744
                                                            ------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. ..........          2,000              39,625
Pulte Corp. .........................          1,800              38,925
                                                            ------------
                                                                  78,550
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ...............          4,700              77,550
Maytag Corp. ........................          1,200              44,250
Whirlpool Corp. .....................          3,000             139,875
                                                            ------------
                                                                 261,675
                                                            ------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.5%)
Clorox Co. ..........................          5,400             241,987
Colgate-Palmolive Co. ...............         13,100             784,362
Fort James Corp. ....................          2,500              57,813
Kimberly-Clark Corp. ................         12,400             711,450
Procter & Gamble Co. ................         14,500             830,125
                                                            ------------
                                                               2,625,737
                                                            ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................          4,200              96,863
Newell Rubbermaid Inc. ..............          6,500             167,375
Tupperware Corp. ....................          1,600              35,200
                                                            ------------
                                                                 299,438
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.2%)
AFLAC, Inc. .........................          6,000             275,625
American General Corp. ..............          5,800             353,800
Jefferson-Pilot Corp. ...............          3,100             174,956
Lincoln National Corp. ..............          4,800             173,400
Torchmark Corp. .....................          3,100              76,531
                                                            ------------
                                                               1,054,312
                                                            ------------
INSURANCE (MULTI-LINE) (1.1%)
American International Group, Inc. ..         46,700           5,487,250
CIGNA Corp. .........................          4,900             458,150
Hartford Financial Services Group,
 Inc.................................          7,000             391,562
Loews Corp. .........................          2,500             150,000
                                                            ------------
                                                               6,486,962
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Allstate Corp. (The) ................         18,000             400,500
Chubb Corp. .........................          2,000             123,000
Cincinnati Financial Corp. ..........          4,400             138,325

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
INSURANCE (PROPERTY/CASUALTY) (CONTINUED)
MBIA, Inc. ..........................          2,400         $   115,650
MGIC Investment Corp. ...............          3,500             159,250
St. Paul Co., Inc. ..................          6,800             232,050
                                                            ------------
                                                               1,168,775
                                                            ------------
INSURANCE BROKERS (0.1%)
Aon Corp. ...........................          6,100             189,481
Marsh & McLennan Co., Inc. ..........          6,400             668,400
                                                            ------------
                                                                 857,881
                                                            ------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Bear Stearns Co., Inc. (The) ........          3,826             159,257
Charles Schwab Corp. ................         30,100           1,012,113
Lehman Brothers Holdings Inc. .......          4,900             463,356
Merrill Lynch & Co., Inc. ...........         11,500           1,322,500
Paine Webber Group Inc. .............          4,100             186,550
                                                            ------------
                                                               3,143,776
                                                            ------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ............          7,000             212,625
T. Rowe Price & Associates ..........          3,500             148,750
                                                            ------------
                                                                 361,375
                                                            ------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. .....................          2,300              38,094
Harley-Davidson, Inc. ...............          6,700             257,950
Hasbro, Inc. ........................          3,050              45,940
Mattel, Inc. ........................         10,000             131,875
                                                            ------------
                                                                 473,859
                                                            ------------
LODGING - HOTELS (0.1%)
Carnival Corp. ......................          6,700             130,650
Hilton Hotels Corp. .................          7,700              72,188
Marriott International, Inc. ........          5,700             205,556
                                                            ------------
                                                                 408,394
                                                            ------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ...................          8,300             281,162
Deere & Co. .........................          8,300             307,100
Dover Corp. .........................          5,500             223,094
Ingersoll-Rand Co. ..................          4,100             165,025
Timken Co. ..........................          1,700              31,663
                                                            ------------
                                                               1,008,044
                                                            ------------
MANUFACTURING (DIVERSIFIED) (0.8%)
Crane Co. ...........................          1,700              41,331
Danaher Corp. .......................          3,200             158,200
Eaton Corp. .........................          2,100             140,700
Honeywell International Inc. ........         18,499             623,185
Illinois Tool Works, Inc. ...........          7,300             416,100
ITT Industries, Inc. ................          2,500              75,938
Johnson Controls, Inc. ..............          3,200             164,200
Minnesota Mining and Manufacturing
 Co..................................          8,800             726,000
National Service Industries, Inc. ...          1,100              21,450
Parker-Hannifin Corp. ...............          4,200             143,850
PPG Industries Inc. .................          5,200             230,425
Textron, Inc. .......................          3,400             184,663
Thermo Electron Corp. + .............          3,700              77,931


144  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
MANUFACTURING (DIVERSIFIED) (CONTINUED)
Tyco International Ltd. .............         37,456         $ 1,774,478
                                                            ------------
                                                               4,778,451
                                                            ------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. ................          3,200             214,800
Briggs & Stratton Corp. .............            800              27,400
Millipore Corp. .....................          1,200              90,450
Pall Corp. ..........................          3,000              55,500
Sealed Air Corp. + ..................          2,200             115,225
United Technologies Corp. ...........         11,200             659,400
                                                            ------------
                                                               1,162,775
                                                            ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ..................          9,600             174,600
Inco Ltd. + .........................          7,400             113,775
Placer Dome, Inc. ...................          7,000              66,938
                                                            ------------
                                                                 355,313
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.4%)
Coastal Corp. (The) .................          6,400             389,600
Columbia Energy Group ...............          2,300             150,937
El Paso Energy Corp. ................          5,100             259,781
Enron Corp. .........................         15,700           1,012,650
NICOR, Inc. .........................          1,400              45,675
People's Energy Corp. ...............          1,300              42,088
Sempra Energy .......................          5,700              96,900
Williams Co., Inc. (The) ............          4,800             200,100
                                                            ------------
                                                               2,197,731
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................          2,900             116,000
                                                            ------------
OIL (0.7%)
Royal Dutch Petroleum Co. ...........         63,200           3,890,750
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (0.1%)
Baker Hughes Inc. ...................          8,200             262,400
Rowan Co., Inc. + ...................          2,100              63,788
Schlumberger, Ltd. ..................          6,300             470,137
                                                            ------------
                                                                 796,325
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.2%)
Anadarko Petroleum Corp. ............          3,500             172,594
Apache Corp. ........................          4,200             247,012
Burlington Resources, Inc. ..........          5,000             191,250
Kerr-McGee Corp. ....................          2,300             135,556
Union Pacific Resources Group Inc. ..          9,600             211,200
Unocal Corp. ........................          6,600             218,625
                                                            ------------
                                                               1,176,237
                                                            ------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. ...................          2,200              77,137
Sunoco Inc. .........................          2,500              73,594
Tosco Corp. .........................          5,500             155,719
                                                            ------------
                                                                 306,450
                                                            ------------
OIL (DOMESTIC INTEGRATED) (0.3%)
Amerada Hess Corp. ..................          3,100             191,425
Conoco Inc. .........................         13,700             336,506
Occidental Petroleum Corp. ..........         13,600             286,450

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
OIL (DOMESTIC INTEGRATED) (CONTINUED)
Phillips Petroleum Co. ..............          8,700         $   440,981
USX-Marathon Group ..................         12,800             320,800
                                                            ------------
                                                               1,576,162
                                                            ------------
OIL (INTERNATIONAL INTEGRATED) (2.0%)
Chevron Corp. .......................         23,800           2,018,537
Exxon Mobil Corp. ...................        103,900           8,156,150
Texaco, Inc. ........................         21,000           1,118,250
                                                            ------------
                                                              11,292,937
                                                            ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. .................          1,200              31,050
Georgia-Pacific Corp. ...............          4,900             128,625
International Paper Co. .............         10,589             315,686
Louisiana-Pacific Corp. .............          4,400              47,850
Mead Corp. ..........................          1,300              32,825
Potlatch Corp. ......................            800              26,500
Westvaco Corp. ......................          4,400             109,175
Weyerhaeuser Co. ....................          7,400             318,200
Willamette Industries, Inc. .........          2,300              62,675
                                                            ------------
                                                               1,072,586
                                                            ------------
PERSONAL CARE (0.2%)
Avon Products, Inc. .................          2,700             120,150
Gillette Co. ........................         23,800             831,512
                                                            ------------
                                                                 951,662
                                                            ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...................          7,100             422,450
Xerox Corp. .........................          7,800             161,850
                                                            ------------
                                                                 584,300
                                                            ------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + .........................          9,000             410,625
                                                            ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ..............          1,300              70,688
McGraw-Hill Co., Inc. ...............          4,200             226,800
Meredith Corp. ......................          1,100              37,125
                                                            ------------
                                                                 334,613
                                                            ------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ...............          2,700             197,775
Gannett Co., Inc. ...................          6,000             358,875
Knight-Ridder, Inc. .................          2,100             111,694
New York Times Co. ..................          3,600             142,200
Times Mirror Co. (2).................          1,500             135,787
Tribune Co. .........................          7,200             252,000
                                                            ------------
                                                               1,198,331
                                                            ------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ..         10,600             243,137
Kansas City Southern Industries, Inc.          3,300             292,669
Union Pacific Corp. .................          5,300             197,094
                                                            ------------
                                                                 732,900
                                                            ------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. ............          4,400              71,500
McDonald's Corp. ....................         31,500           1,037,531
Tricon Global Restaurants, Inc. + ...          3,700             104,525


                             See Notes to Portfolio of Investments.  145

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES D (CONTINUED)
------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. .........          4,100         $    73,031
                                                            ------------
                                                               1,286,587
                                                            ------------
RETAIL (BUILDING SUPPLIES) (0.6%)
Home Depot, Inc. ....................         52,600           2,626,713
Lowe's Co., Inc. ....................         14,000             574,875
Sherwin-Williams Co. ................          3,500              74,156
                                                            ------------
                                                               3,275,744
                                                            ------------
RETAIL (COMPUTERS & ELECTRONICS) (0.1%)
Best Buy Co., Inc. + ................          6,000             379,500
Circuit City Stores, Inc. ...........          4,800             159,300
RadioShack Corporation ..............          5,700             270,037
                                                            ------------
                                                                 808,837
                                                            ------------
RETAIL (DISCOUNTERS) (0.0%)
Dollar General Corp. ................          7,468             145,626
                                                            ------------
RETAIL (DEPARTMENT STORES) (0.2%)
Federated Department Stores, Inc. + .          8,600             290,250
Kohl's Corp. + ......................          7,200             400,500
May Department Stores Co. ...........          3,600              86,400
Nordstrom, Inc. .....................          2,100              50,662
Sears, Roebuck & Co. ................          7,600             247,950
                                                            ------------
                                                               1,075,762
                                                            ------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.6%)
Costco Wholesale Corp. + ............         10,100             333,300
Target Corporation ..................         13,700             794,600
Wal-Mart Stores, Inc. ...............        138,000           7,952,250
                                                            ------------
                                                               9,080,150
                                                            ------------
RETAIL (SPECIALITY) (0.1%)
AutoZone, Inc. + ....................          2,500              55,000
Bed Bath & Beyond, Inc. + ...........          4,700             170,375
Office Depot, Inc. + ................          4,900              30,625
Staples, Inc. + .....................          5,100              78,413
                                                            ------------
                                                                 334,413
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.2%)
Gap, Inc. ...........................         20,000             625,000
The Limited, Inc. ...................         17,800             384,925
TJX Companies, Inc. .................          8,700             163,125
                                                            ------------
                                                               1,173,050
                                                            ------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ...........................          8,500             340,000
Walgreen Co. ........................         21,900             704,906
                                                            ------------
                                                               1,044,906
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ...................          4,627             153,848
Safeway, Inc. + .....................         11,400             514,425
                                                            ------------
                                                                 668,273
                                                            ------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. .........          4,800             110,400
Golden West Financial Corp. .........          4,400             179,575
Washington Mutual Fin. Corp. ........          6,000             173,250
                                                            ------------
                                                                 463,225
                                                            ------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
SERVICES (ADVERTISING/MARKETING) (0.1%)
Interpublic Group of Co., Inc. (The)           6,400         $   275,200
Omnicom Group, Inc. .................          3,800             338,438
Young And Rubicam, Inc. + ...........          1,900             108,656
                                                            ------------
                                                                 722,294
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (0.1%)
Cendant Corp. + .....................         15,800             221,200
Convergys Corp. + ...................          3,600             186,750
Dun & Bradstreet Corp. ..............          3,800             108,775
H&R Block, Inc. .....................          2,500              80,937
IMS Health, Inc. ....................          9,400             169,200
                                                            ------------
                                                                 766,862
                                                            ------------
SERVICES (COMPUTER SYSTEMS) (0.2%)
Computer Sciences Corp. + ...........          3,700             276,344
Electronic Data Systems Corp. .......         10,400             429,000
Sabre Holdings Corporation ..........          3,251              92,653
Sapient Corp. + .....................          2,000             213,875
                                                            ------------
                                                               1,011,872
                                                            ------------
SERVICES (DATA PROCESSING) (0.3%)
Automatic Data Processing, Inc. .....         14,000             749,875
Equifax, Inc. .......................          2,100              55,125
First Data Corp. ....................          9,200             456,550
Paychex, Inc. .......................          8,100             340,200
                                                            ------------
                                                               1,601,750
                                                            ------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ........................          2,000              47,125
RR Donnelley & Sons Co. .............          3,200              72,200
                                                            ------------
                                                                 119,325
                                                            ------------
STEEL (0.0%)
Allegheny Technologies Incorporated .          2,300              41,400
Nucor Corp. .........................          2,000              66,375
USX-US Steel Group, Inc. ............          4,400              81,675
Worthington Industries ..............          2,400              25,200
                                                            ------------
                                                                 214,650
                                                            ------------
TELEPHONE (1.7%)
ALLTEL Corp. ........................          7,400             458,338
Bell Atlantic Corp. .................         35,400           1,798,762
BellSouth Corp. .....................         43,000           1,832,875
GTE Corp. ...........................         21,400           1,332,150
SBC Communications, Inc. ............         75,600           3,269,700
U.S. WEST, Inc. .....................         11,100             951,825
                                                            ------------
                                                               9,643,650
                                                            ------------
TELEPHONE LONG DISTANCE (0.9%)
AT&T Corp. ..........................         42,000           1,328,250
Sprint Corp. ........................         20,000           1,020,000
WorldCom, Inc. ......................         65,350           2,997,931
                                                            ------------
                                                               5,346,181
                                                            ------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. .................          3,100             109,275
Russell Corporation .................          1,200              24,000
VF Corp. ............................          3,000              71,438
                                                            ------------
                                                                 204,713
                                                            ------------


146  See Notes to Portfolio of Investments.

------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ..            300        $      9,656
                                                            ------------
TOBACCO (0.2%)
Philip Morris Co., Inc. .............         52,000           1,381,250
UST, Inc. ...........................          1,600              23,500
                                                            ------------
                                                               1,404,750
                                                            ------------
TRUCKERS (0.0%)
Ryder System, Inc. ..................          2,600              49,238
                                                            ------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. ............          1,700              46,325
Navistar International Corp. + ......          2,800              86,975
PACCAR, Inc. ........................          2,900             115,094
                                                            ------------
                                                                 248,394
                                                            ------------
TOTAL COMMON STOCKS (COST $315,449,270)                      316,458,217
                                                            ------------

                                         PRINCIPAL
                                          AMOUNT
                                        ------------
LONG-TERM BONDS AND NOTES (43.3%)
Bank of Boston,6.88%,07/15/03 * .....   $  5,375,000           5,277,390
Countrywide Funding
 Corp.,6.25%,05/25/14................        415,435             360,389
Dana Corp.,6.25%,03/01/04 * .........     10,000,000           9,451,000
Delta Air Lines, Inc.,6.65%,
 03/15/04 *..........................      7,500,000           6,988,125
DLJ Commercial Mortgage
 Corp.,6.08%,08/10/08................     11,610,724          11,032,301
Federal National Mortgage
 Association,
 Zero Coupon,08/16/04 ...............      8,077,000           6,120,831
Federal National Mortgage
 Association,5.13%,02/13/04..........     35,000,000          32,850,650
Federal National Mortgage
 Association,6.50%,08/15/04..........     13,000,000          12,750,140
Federal National Mortgage
 Association,6.50%,07/01/29 # .......    101,400,000          95,600,934
GE Capital Mortgage Services,
 Inc.,6.25%,03/25/14.................        532,179             473,806
Green Tree Financial Corp.,
 8.41%,12/01/30 * ...................      9,000,000           7,994,883
Nationslink Funding
 Corp.,6.04%,11/20/07 * .............     12,988,634          12,351,178
Norwest Asset Securities
 Corp.,6.75%,02/25/13................        392,420             360,807
Norwest Asset Securities
 Corp.,6.75%,10/25/28................        886,848             761,749
Saks Inc.,7.25%,12/01/04 ............      5,000,000           4,538,450
U.S. Treasury Strip,Zero
 Coupon,08/15/03.....................      1,800,000           1,488,852
U.S. Treasury Strip,Zero
 Coupon,02/15/04.....................     43,743,000          34,943,221
USX Corp.,9.63%,08/15/03 ............      4,410,000           4,648,140
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $251,309,133)                                         247,992,846
                                                            ------------
SHORT-TERM INVESTMENTS (17.8%)
Federal Home Loan Bank,6.45%,07/19/00     15,000,000          14,957,000

                                            PRINCIPAL           MARKET
                                              AMOUNT            VALUE
                                           -----------      ------------
SHORT-TERM INVESTMENTS (CONTINUED)
Federal Home Loan Mortgage
 Corp.,6.43%,07/18/00 * .............   $ 15,000,000        $ 14,959,813
Federal Home Loan Mortgage
 Corp.,6.57%,07/03/00................     16,504,000          16,504,000
Federal National Mortgage
 Association,6.38%,07/17/00 * .......     55,000,000          54,863,539
U.S. Treasury Bill,6.14%,11/09/00 @ .        600,000             587,418
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $101,871,161)                                          101,871,770
                                                            ------------
TOTAL INVESTMENTS
 (COST $668,629,564)(A)                                      666,322,833
OTHER ASSETS LESS LIABILITIES                                (93,159,764)
                                                            ------------
TOTAL NET ASSETS                                            $573,163,069
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $733,763,997. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains...........................                 $         --

Unrealized losses..........................                  (67,441,164)
                                                           -------------
 Net unrealized loss.......................                 $(67,441,164)
                                                            ============

Information concerning open futures contracts at June 30, 2000 is shown below:

                                 NO. OF           NOTIONAL           EXPIRATION          UNREALIZED
                               CONTRACTS           VALUE                DATE             GAIN/(LOSS)
                               ---------         ----------          ----------          -----------
      LONG CONTRACTS
--------------------------
S&P 500 Index Futures ....        12             $4,404,300            Sep 00             $(56,136)
                                                 ==========                               ========

+   Non-income producing security.

(a) Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

#   When-issued or delayed delivery security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2000.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

(2) Tribune Co. acquired Times Mirror Co. on June 12, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of Times Mirror Co. on June 30, 2000 reflects the fair value of the Tribune Co. offer.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.  147

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES E
------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
COMMON STOCKS (65.4%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ...........................        21,600          $  903,150
General Dynamics Corp. ...............         5,100             266,475
Goodrich (B.F.) Co. ..................         2,600              88,563
Lockheed Martin Corp. ................         9,400             233,237
Northrop Grumman Corp. ...............         2,600             172,250
                                                            ------------
                                                               1,663,675
                                                            ------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........        14,400             141,300
                                                            ------------
AIR FREIGHT (0.1%)
FedEx Corporation + ..................         6,800             258,400
                                                            ------------
AIRLINES (0.1%)
AMR Corp. + ..........................         6,600             174,488
Delta Air Lines, Inc. ................         5,400             273,037
Southwest Airlines Co. ...............        12,300             232,931
                                                            ------------
                                                                 680,456
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ..................         7,600             235,600
Alcoa Inc. ...........................        29,816             864,664
                                                            ------------
                                                               1,100,264
                                                            ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .............           800               8,900
Dana Corp. ...........................         4,300              91,106
Delphi Automotive Systems Corp. ......        17,300             251,931
Genuine Parts Co. ....................         3,400              68,000
Goodyear Tire & Rubber Co. (The) .....         2,600              52,000
Snap-On, Inc. ........................         1,900              50,588
TRW, Inc. ............................         3,000             130,125
Visteon Corp. ........................         5,185              62,867
                                                            ------------
                                                                 715,517
                                                            ------------
AUTOMOBILES (0.6%)
Ford Motor Co. .......................        39,600           1,702,800
General Motors Corp. + ...............        23,000           1,335,437
                                                            ------------
                                                               3,038,237
                                                            ------------
BANKS (MAJOR REGIONAL) (1.6%)
Bank of New York Co., Inc. ...........        17,800             827,700
BB&T Corp. ...........................         8,800             210,100
Comerica, Inc. .......................         4,100             183,987
Fifth Third Bancorp ..................         7,700             487,025
Firstar Corp. ........................        23,100             486,544
Fleet Boston Financial Corp. .........        38,500           1,309,000
Huntington Bancshares Inc. ...........         5,300              83,806
KeyCorp ..............................         5,500              96,938
Mellon Financial Corp. ...............        12,100             440,894
Northern Trust Corp. .................         7,000             455,437
Old Kent Financial Corp. .............         3,990             106,732
PNC Bank Corp. .......................         7,000             328,125
Regions Financial Corp. ..............         2,900              57,638
SouthTrust Corp. .....................         4,300              97,288
State Street Corp. ...................         4,100             434,856

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Summit Bancorp .......................         4,100          $  100,963
Suntrust Banks, Inc. .................         8,000             365,500
Synovus Financial Corp. ..............         6,500             114,562
U.S. Bancorp .........................         8,000             154,000
Union Planters Co. ...................         3,100              86,606
Wachovia Corp. .......................         5,400             292,950
Wells Fargo & Co. ....................        41,200           1,596,500
                                                            ------------
                                                               8,317,151
                                                            ------------
BANKS (MONEY CENTER) (0.8%)
Bank of America Corp. ................        42,900           1,844,700
Chase Manhattan Corp. ................        30,300           1,395,694
First Union Corp. ....................        23,600             585,575
J.P. Morgan & Co. ....................         5,400             594,675
                                                            ------------
                                                               4,420,644
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.6%)
Coca-Cola Co. (The) ..................        53,300           3,061,419
                                                            ------------
BEVERAGES (ALCOHOLIC) (0.2%)
Anheuser-Busch Co., Inc. .............        14,400           1,075,500
Brown-Forman Corp. + .................         1,300              69,875
Coors (Adolph) Co. ...................           900              54,450
                                                            ------------
                                                               1,199,825
                                                            ------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc. + ........................        24,400           1,714,100
Biogen, Inc. + .......................         3,800             245,100
                                                            ------------
                                                               1,959,200
                                                            ------------
BROADCASTING (TV, RADIO & CABLE) (0.2%)
Clear Channel Communications, Inc. + .         4,200             315,000
Mediaone Group, Inc. + (1) ...........        14,400             954,918
                                                            ------------
                                                               1,269,918
                                                            ------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................        13,400             242,038
                                                            ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc. + ........        17,800           1,089,137
Sprint PCS + .........................        21,300           1,267,350
                                                            ------------
                                                               2,356,487
                                                            ------------
CHEMICALS (0.5%)
Air Products and Chemicals, Inc. .....         5,600             172,550
Dow Chemical Co. .....................        21,600             652,050
Du Pont (E.I.) de Nemours ............        24,100           1,054,375
Eastman Chemical Co. .................         2,600             124,150
Praxair, Inc. ........................         3,600             134,775
Rohm & Haas Co. ......................         2,600              89,700
Union Carbide Corp. ..................         3,400             168,300
                                                            ------------
                                                               2,395,900
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................         4,400              75,075
FMC Corp. + ..........................           700              40,600
                                                            ------------
                                                                 115,675
                                                            ------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. .........................         3,300             128,906
Grace (W.R.) & Co. + .................         1,300              15,763


148 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
CHEMICALS - SPECIALITY (CONTINUED)
Great Lakes Chemical Corp. ...........         1,500         $    47,250
International Flavors & Fragrances,
 Inc..................................         2,700              81,506
Sigma-Aldrich Corp. ..................         2,700              78,975
                                                            ------------
                                                                 352,400
                                                            ------------
COMMUNICATIONS EQUIPMENT (3.5%)
ADC Telecommunications, Inc. + .......        12,300           1,031,662
Andrew Corp. + .......................         2,000              67,125
Comverse Technology, Inc. + ..........         5,900             548,700
Corning, Inc. ........................        11,000           2,968,625
Lucent Technologies, Inc. ............        39,100           2,316,675
Motorola, Inc. .......................        52,026           1,512,006
Nortel Networks Corp. ................       118,800           8,108,100
QUALCOMM Inc. + ......................        17,200           1,032,000
Scientific-Atlanta, Inc. .............         6,400             476,800
Tellabs, Inc. + ......................         9,700             663,844
                                                            ------------
                                                              18,725,537
                                                            ------------
COMPUTERS (HARDWARE) (3.5%)
Apple Computer, Inc. + ...............        12,200             638,975
Compaq Computer Corp. ................        41,800           1,068,513
Dell Computer Corp. + ................        60,600           2,988,337
Gateway, Inc. + ......................        10,400             590,200
Hewlett-Packard Co. ..................        32,600           4,070,925
International Business Machines Corp.         43,700           4,787,881
NCR Corp. + ..........................         3,200             124,600
Sun Microsystems, Inc. + .............        49,500           4,501,406
                                                            ------------
                                                              18,770,837
                                                            ------------
COMPUTERS (NETWORKING) (3.5%)
Cabletron Systems,  Inc. + ...........         2,600              65,650
Cisco Systems, Inc. + ................       281,100          17,867,419
Network Appliance, Inc. + ............        11,800             949,900
                                                            ------------
                                                              18,882,969
                                                            ------------
COMPUTERS (PERIPHERALS) (1.1%)
EMC Corp. + ..........................        70,000           5,385,625
Lexmark International Group, Inc. + ..         3,100             208,475
Seagate Technology, Inc. + ...........         6,400             352,000
                                                            ------------
                                                               5,946,100
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (5.4%)
Adobe Systems, Inc. ..................         3,900             507,000
America Online, Inc. + ...............        56,900           3,001,475
Autodesk, Inc. .......................         1,600              55,500
BMC Software, Inc. + .................         6,100             222,555
Citrix Systems, Inc. + ...............         5,800             109,837
Computer Associates International,
 Inc..................................        14,900             762,694
Compuware Corp. + ....................         9,600              99,600
Microsoft Corp. + ....................       123,600           9,888,000
Oracle Corp. + .......................       110,700           9,305,719
Peoplesoft, Inc. + ...................         8,100             135,675
Siebel Systems, Inc. + ...............         6,100             997,731
Unisys Corp. + .......................         3,800              55,338
VERITAS Software Corp. + .............        15,700           1,774,345

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Yahoo! Inc. + ........................        13,400         $ 1,659,925
                                                            ------------
                                                              28,575,394
                                                            ------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................         3,200             136,600
                                                            ------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ..........         5,900             263,288
Countrywide Credit Industries, Inc. ..         2,700              81,844
Household International, Inc. ........        11,200             465,500
MBNA Corp. ...........................        19,700             534,362
Providian Financial Corp. ............         4,200             378,000
                                                            ------------
                                                               1,722,994
                                                            ------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................           700              22,531
Owens-Illinois, Inc. + ...............         4,600              53,763
                                                            ------------
                                                                  76,294
                                                            ------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. ......................         1,800              60,525
Pactiv Corp. + .......................         5,100              40,163
Temple-Inland Inc. ...................         1,200              50,400
                                                            ------------
                                                                 151,088
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (0.2%)
Cardinal Health, Inc. ................         6,700             495,800
McKesson HBOC, Inc. ..................         3,600              75,375
SUPERVALU, Inc. ......................         3,200              61,000
Sysco Corp. ..........................        12,700             534,987
                                                            ------------
                                                               1,167,162
                                                            ------------
ELECTRIC COMPANIES (0.9%)
Ameren Corp. .........................         3,100             104,625
American Electric Power Co. ..........         7,820             231,667
Cinergy Corp. ........................         5,100             129,731
Consolidated Edison, Inc. ............         5,500             162,938
Constellation Energy Group ...........         3,500             113,969
CP&L, Inc. ...........................         5,200             166,075
Dominion Resources, Inc. .............         5,906             253,220
DTE Energy Co. .......................         5,100             155,869
Duke Energy Corp. ....................         9,100             513,012
Edison International Inc. ............         4,600              94,300
Entergy Corp. ........................         6,200             168,562
FirstEnergy Corp. ....................         6,000             140,250
Florida Progress Corp. ...............         1,900              89,063
FPL Group, Inc. ......................         4,600             227,700
GPU, Inc. ............................         4,500             121,781
New Century Energies, Inc. ...........         2,600              78,000
Niagara Mohawk Holdings Inc. + .......         4,300              59,931
Northern States Power Co. ............         4,100              82,769
Peco Energy Co. ......................         5,500             221,719
PG&E Corp. ...........................        10,000             246,250
Pinnacle West Capital Corp. ..........         2,800              94,850
PPL Corporation ......................         3,700              81,169
Public Service Enterprise Group, Inc.          6,700             231,987
Reliant Energy Inc. ..................        10,400             307,450


                                      See Notes to Portfolio of Investments. 149

AETNA GET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
SERIES E (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
ELECTRIC COMPANIES (CONTINUED)
Southern Co. .........................        16,800         $   391,650
TXU Corp. ............................         7,300             215,350
Unicom Corp. .........................         5,500             212,781
                                                            ------------
                                                               4,896,668
                                                            ------------
ELECTRICAL EQUIPMENT (3.5%)
American Power Conversion Corp. + ....         4,800             195,900
Cooper Industries, Inc. ..............         2,900              94,431
Emerson Electric Co. .................        10,500             633,937
General Electric Co. .................       325,000          17,225,000
Molex, Inc. ..........................         6,150             295,969
Rockwell International Corp. .........         4,900             154,350
Thomas & Betts Corp. .................         1,000              19,125
                                                            ------------
                                                              18,618,712
                                                            ------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.0%)
Grainger (W.W.), Inc. ................         2,000              61,625
                                                            ------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ...........        11,937             880,354
Perkin-Elmer Inc. + ..................           600              39,675
Tektronix, Inc. ......................           900              66,600
                                                            ------------
                                                                 986,629
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (5.6%)
Adaptec, Inc. + ......................         4,600             104,650
Advanced Micro Devices Corp. + .......         6,000             463,500
Altera Corp. + .......................         8,500             866,469
Analog Devices, Inc. + ...............        14,300           1,086,800
Conexant Systems, Inc. + .............         9,100             442,488
Intel Corp. ..........................       134,100          17,927,494
Linear Technology Corp. ..............         7,600             485,925
LSI Logic Corp. + ....................        10,000             541,250
Maxim Integrated Products, Inc. + ....         6,700             455,181
Micron Technology, Inc. + ............        13,200           1,162,425
National Semiconductor Corp. + .......         7,000             397,250
Texas Instruments, Inc. ..............        67,200           4,615,800
Xilinx, Inc. + .......................        13,400           1,106,337
                                                            ------------
                                                              29,655,569
                                                            ------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................         2,100              66,413
                                                            ------------
ENTERTAINMENT (1.4%)
Time Warner, Inc. ....................        30,500           2,318,000
Viacom, Inc. + .......................        37,000           2,522,937
Walt Disney Co. (The) + ..............        63,200           2,452,950
                                                            ------------
                                                               7,293,887
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (0.8%)
Applied Materials, Inc. + ............        32,900           2,981,562
KLA Instruments Corp. + ..............         6,700             392,369
Novellus Systems, Inc. + .............         3,400             192,313
Teradyne, Inc. + .....................         6,700             492,450
                                                            ------------
                                                               4,058,694
                                                            ------------
FINANCIAL (DIVERSIFIED) (3.0%)
American Express Co. .................        32,100           1,673,212
Associates First Capital Corp. .......        17,700             394,931

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
FINANCIAL (DIVERSIFIED) (CONTINUED)
Citigroup Inc. .......................       139,200         $ 8,386,800
Federal National Mortgage Association         32,400           1,690,875
Freddie Mac Corp. ....................        17,300             700,650
Morgan Stanley Dean Witter & Co. .....        36,500           3,038,625
SLM Holding Corp. ....................         3,400             127,288
                                                            ------------
                                                              16,012,381
                                                            ------------
FOODS (1.0%)
Bestfoods ............................         8,800             609,400
Conagra, Inc. ........................        12,100             230,656
General Mills, Inc. ..................         7,200             275,400
Heinz (H.J.) Co. .....................         9,000             393,750
Hershey Foods Corp. ..................         3,600             174,600
Kellogg Co. ..........................        10,300             306,425
Nabisco Group Holdings Corp. .........         3,900             101,156
PepsiCo, Inc. ........................        35,500           1,577,531
Quaker Oats Co. ......................         3,500             262,937
Ralston-Ralston Purina Group .........         4,100              81,744
Sara Lee Corp. .......................        21,100             407,494
Unilever NV ..........................        13,400             576,200
Wrigley (Wm.) Jr. Co. + ..............         2,500             200,469
                                                            ------------
                                                               5,197,762
                                                            ------------
FOOTWEAR (0.1%)
Nike, Inc. ...........................         6,900             274,706
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......         2,900              60,719
                                                            ------------
GOLD/PRECIOUS METALS MINING (0.0%)
Newmont Mining Corp. .................         1,900              41,088
                                                            ------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................         2,500              98,281
Stanley Works (The) ..................         2,800              66,500
                                                            ------------
                                                                 164,781
                                                            ------------
HEALTH CARE (DRUGS) (0.1%)
Alza Corp. + .........................         2,500             147,813
Watson Pharmaceuticals, Inc. + .......         2,400             129,000
                                                            ------------
                                                                 276,813
                                                            ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (3.9%)
Eli Lilly & Co. ......................        34,900           3,485,638
Merck & Co., Inc. ....................        56,400           4,321,650
Pfizer, Inc. .........................       201,675           9,680,400
Pharmacia Corporation ................        29,954           1,548,247
Schering Plough ......................        34,900           1,762,450
                                                            ------------
                                                              20,798,385
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
HCA - The Healthcare Corp. ...........        13,700             416,137
Tenet Healthcare Corp. + .............         9,100             245,700
                                                            ------------
                                                                 661,837
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated ......         4,100             351,575
Wellpoint Health Networks, Inc. + ....         1,900             137,631
                                                            ------------
                                                                 489,206
                                                            ------------


150 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.6%)
Bard (C.R.) Inc. .....................         1,500         $    72,188
Bausch & Lomb, Inc. ..................         1,900             147,012
Baxter International, Inc. ...........         7,000             492,187
Becton, Dickinson & Co. ..............         5,300             152,044
Biomet, Inc. .........................         2,500              96,094
Guidant Corp. + ......................         7,800             386,100
Medtronic, Inc. + ....................        29,300           1,459,506
PE Corp-PE Biosystems Group ..........         5,000             329,375
Saint Jude Medical, Inc. + ...........         2,300             105,513
                                                            ------------
                                                               3,240,019
                                                            ------------
HEALTH CARE DIVERSIFIED (1.9%)
Abbott Laboratories ..................        36,600           1,630,987
Allergan, Inc. .......................         4,000             298,000
American Home Products Corp. .........        15,900             934,125
Bristol-Myers Squibb Co. .............        47,700           2,778,525
Johnson & Johnson ....................        44,500           4,533,437
Mallinckrodt Inc. ....................         2,200              95,563
                                                            ------------
                                                              10,270,637
                                                            ------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. ...........           700              13,869
Pulte Corp. ..........................         1,100              23,787
                                                            ------------
                                                                  37,656
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ................         6,200             102,300
Maytag Corp. .........................         1,200              44,250
Whirlpool Corp. ......................         3,100             144,538
                                                            ------------
                                                                 291,088
                                                            ------------
HOUSEHOLD PRODS (NON-DURABLE) (0.5%)
Clorox Co. ...........................         6,200             277,838
Colgate-Palmolive Co. ................        14,500             868,187
Fort James Corp. .....................         2,600              60,125
Kimberly-Clark Corp. .................        13,800             791,775
Procter & Gamble Co. .................        16,100             921,725
                                                            ------------
                                                               2,919,650
                                                            ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................         4,300              99,169
Newell Rubbermaid Inc. ...............         6,700             172,525
Tupperware Corp. .....................         1,100              24,200
                                                            ------------
                                                                 295,894
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.2%)
AFLAC, Inc. ..........................         6,800             312,375
American General Corp. ...............         5,900             359,900
Jefferson-Pilot Corp. ................         2,400             135,450
Lincoln National Corp. ...............         4,500             162,562
Torchmark Corp. ......................         3,200              79,000
                                                            ------------
                                                               1,049,287
                                                            ------------
INSURANCE (MULTI-LINE) (1.3%)
American International Group, Inc. ...        48,500           5,698,750
CIGNA Corp. ..........................         5,600             523,600
Hartford Financial Services Group,
 Inc..................................         7,000             391,562

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
INSURANCE (MULTI-LINE) (CONTINUED)
Loews Corp. ..........................         2,500         $   150,000
                                                            ------------
                                                               6,763,912
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (0.3%)
Allstate Corp. (The) .................        19,300             429,425
Chubb Corp. ..........................         2,900             178,350
Cincinnati Financial Corp. ...........         5,000             157,188
MBIA, Inc. ...........................         3,100             149,381
MGIC Investment Corp. ................         4,500             204,750
St. Paul Co., Inc. ...................         7,100             242,287
                                                            ------------
                                                               1,361,381
                                                            ------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................         6,500             201,906
Marsh & McLennan Co., Inc. ...........         6,600             689,288
                                                            ------------
                                                                 891,194
                                                            ------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Bear Stearns Co., Inc. (The) .........         3,860             160,673
Charles Schwab Corp. .................        16,600             558,175
Lehman Brothers Holdings Inc. ........         5,000             472,812
Merrill Lynch & Co., Inc. ............        12,300           1,414,500
Paine Webber Group Inc. ..............         4,600             209,300
                                                            ------------
                                                               2,815,460
                                                            ------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. .............         6,300             191,363
T. Rowe Price & Associates ...........         2,600             110,500
                                                            ------------
                                                                 301,863
                                                            ------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. ......................         2,400              39,750
Harley-Davidson, Inc. ................         7,100             273,350
Hasbro, Inc. .........................         5,000              75,313
Mattel, Inc. .........................        10,400             137,150
                                                            ------------
                                                                 525,563
                                                            ------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         7,800             152,100
Hilton Hotels Corp. ..................         7,900              74,063
Marriott International, Inc. .........         6,400             230,800
                                                            ------------
                                                                 456,963
                                                            ------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ....................         9,900             335,362
Deere & Co. ..........................         9,900             366,300
Dover Corp. ..........................         6,000             243,375
Ingersoll-Rand Co. ...................         3,900             156,975
NACCO Industries, Inc. ...............           200               7,025
Timken Co. ...........................         1,200              22,350
                                                            ------------
                                                               1,131,387
                                                            ------------
MANUFACTURING (DIVERSIFIED) (1.0%)
Crane Co. ............................         2,100              51,056
Danaher Corp. ........................         3,500             173,031
Eaton Corp. ..........................         1,700             113,900
Honeywell International Inc. .........        19,412             653,942
Illinois Tool Works, Inc. ............         7,200             410,400
ITT Industries, Inc. .................         2,800              85,050


                                      See Notes to Portfolio of Investments. 151

AETNA GET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
SERIES E (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
MANUFACTURING (DIVERSIFIED) (CONTINUED)
Johnson Controls, Inc. ...............         3,300         $   169,331
Minnesota Mining and Manufacturing Co.         9,700             800,250
National Service Industries, Inc. ....           800              15,600
Parker-Hannifin Corp. ................         4,400             150,700
PPG Industries Inc. ..................         5,700             252,581
Textron, Inc. ........................         4,000             217,250
Thermo Electron Corp. + ..............         1,700              35,806
Tyco International Ltd. ..............        42,500           2,013,438
                                                            ------------
                                                               5,142,335
                                                            ------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. .................         2,700             181,237
Briggs & Stratton Corp. ..............           500              17,125
Millipore Corp. ......................         2,200             165,825
Pall Corp. ...........................         4,100              75,850
Sealed Air Corp. + ...................         2,200             115,225
United Technologies Corp. ............        12,200             718,275
                                                            ------------
                                                               1,273,537
                                                            ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ...................         9,900             180,056
Inco Ltd. + ..........................         8,800             135,300
Placer Dome, Inc. ....................        10,700             102,319
                                                            ------------
                                                                 417,675
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.4%)
Coastal Corp. (The) ..................         6,800             413,950
Columbia Energy Group ................         2,100             137,813
Eastern Enterprises ..................           400              25,200
El Paso Energy Corp. .................         5,500             280,156
Enron Corp. ..........................        17,500           1,128,750
NICOR, Inc. ..........................         1,200              39,150
People's Energy Corp. ................           600              19,425
Sempra Energy ........................         6,100             103,700
Williams Co., Inc. (The) .............         5,500             229,281
                                                            ------------
                                                               2,377,425
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         3,200             128,000
                                                            ------------
OIL (0.8%)
Royal Dutch Petroleum Co. ............        67,900           4,180,094
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (0.1%)
Baker Hughes Inc. ....................         8,300             265,600
Rowan Co., Inc. + ....................         3,200              97,200
                                                            ------------
                                                                 362,800
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.3%)
Anadarko Petroleum Corp. .............         3,800             187,388
Apache Corp. .........................         4,900             288,181
Burlington Resources, Inc. ...........         5,600             214,200
Kerr-McGee Corp. .....................         2,600             153,238
Union Pacific Resources Group Inc. ...        10,900             239,800
Unocal Corp. .........................         7,300             241,812
                                                            ------------
                                                               1,324,619
                                                            ------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. ....................         1,700              59,606

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
OIL & GAS (REFINING & MARKETING) (CONTINUED)
Sunoco Inc. ..........................         3,100         $    91,257
Tosco Corp. ..........................         7,600             215,175
                                                            ------------
                                                                 366,038
                                                            ------------
OIL (DOMESTIC INTEGRATED) (0.3%)
Amerada Hess Corp. ...................         3,600             222,300
Conoco Inc. ..........................        15,000             368,437
Occidental Petroleum Corp. ...........        13,900             292,769
Phillips Petroleum Co. ...............         9,800             496,737
USX-Marathon Group ...................        12,300             308,269
                                                            ------------
                                                               1,688,512
                                                            ------------
OIL (INTERNATIONAL INTEGRATED) (2.3%)
Chevron Corp. ........................        25,600           2,171,200
Exxon Mobil Corp. ....................       114,800           9,011,800
Texaco, Inc. .........................        22,500           1,198,125
                                                            ------------
                                                              12,381,125
                                                            ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..................         1,100              28,463
Georgia-Pacific Corp. ................         4,500             118,125
International Paper Co. ..............        11,627             346,624
Louisiana-Pacific Corp. ..............         3,500              38,062
Mead Corp. ...........................         1,300              32,825
Potlatch Corp. .......................           600              19,875
Westvaco Corp. .......................         3,600              89,325
Weyerhaeuser Co. .....................         7,000             301,000
Willamette Industries, Inc. ..........         4,200             114,450
                                                            ------------
                                                               1,088,749
                                                            ------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. ...................         1,300              39,731
Avon Products, Inc. ..................         2,900             129,050
Gillette Co. .........................        26,100             911,869
                                                            ------------
                                                               1,080,650
                                                            ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         7,900             470,050
Xerox Corp. ..........................         9,400             195,050
                                                            ------------
                                                                 665,100
                                                            ------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ..........................        10,000             456,250
                                                            ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ...............         1,300              70,688
McGraw-Hill Co., Inc. ................         4,700             253,800
Meredith Corp. .......................           900              30,375
                                                            ------------
                                                                 354,863
                                                            ------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ................         2,900             212,425
Gannett Co., Inc. ....................         6,700             400,744
Knight-Ridder, Inc. ..................         2,200             117,012
New York Times Co. ...................         4,300             169,850
Times Mirror Co. (2) .................         1,600             144,839
Tribune Co. ..........................         7,500             262,500
                                                            ------------
                                                               1,307,370
                                                            ------------


152 See Notes to Portfolio of Investments.

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...        10,900          $  250,019
Kansas City Southern Industries, Inc.          3,300             292,669
Union Pacific Corp. ..................         6,200             230,562
                                                            ------------
                                                                 773,250
                                                            ------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. .............         3,300              53,625
McDonald's Corp. .....................        32,100           1,057,294
Tricon Global Restaurants, Inc. + ....         4,000             113,000
Wendy's International, Inc. ..........         3,300              58,781
                                                            ------------
                                                               1,282,700
                                                            ------------
RETAIL (BUILDING SUPPLIES) (0.7%)
Home Depot, Inc. .....................        57,150           2,853,928
Lowe's Co., Inc. .....................        15,100             620,044
Sherwin-Williams Co. .................         4,100              86,869
                                                            ------------
                                                               3,560,841
                                                            ------------
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + .................         6,500             411,125
Circuit City Stores, Inc. ............         8,500             282,094
RadioShack Corporation ...............         5,000             236,875
                                                            ------------
                                                                 930,094
                                                            ------------
RETAIL (DISCOUNTERS) (0.0%)
Consolidated Stores Corp. + ..........         2,100              25,200
Dollar General Corp. .................         7,875             153,563
                                                            ------------
                                                                 178,763
                                                            ------------
RETAIL (DEPARTMENT STORES) (0.3%)
Federated Department Stores, Inc. + ..         8,900             300,375
Kohl's Corp. + .......................         9,900             550,687
May Department Stores Co. ............         3,700              88,800
Nordstrom, Inc. ......................         3,500              84,438
Sears, Roebuck & Co. .................        11,400             371,925
                                                            ------------
                                                               1,396,225
                                                            ------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.8%)
Costco Wholesale Corp. + .............        11,200             369,600
Target Corporation ...................        14,200             823,600
Wal-Mart Stores, Inc. ................       147,100           8,476,637
                                                            ------------
                                                               9,669,837
                                                            ------------
RETAIL (SPECIALITY) (0.1%)
AutoZone, Inc. + .....................         4,700             103,400
Bed Bath & Beyond, Inc. + ............         5,000             181,250
Office Depot, Inc. + .................         8,200              51,250
Staples, Inc. + ......................         5,600              86,100
                                                            ------------
                                                                 422,000
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.2%)
Gap, Inc. ............................        21,100             659,375
The Limited, Inc. ....................        18,200             393,575
TJX Companies, Inc. ..................         7,200             135,000
                                                            ------------
                                                               1,187,950
                                                            ------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ............................         9,500             380,000
Longs Drug Stores, Inc. ..............           700              15,225

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
RETAIL STORES - DRUG STORE (CONTINUED)
Walgreen Co. .........................        24,500          $  788,594
                                                            ------------
                                                               1,183,819
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ....................         5,400             179,550
Safeway, Inc. + ......................        12,600             568,575
                                                            ------------
                                                                 748,125
                                                            ------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ..........         5,400             124,200
Golden West Financial Corp. ..........         6,000             244,875
Washington Mutual Fin. Corp. .........         6,600             190,575
                                                            ------------
                                                                 559,650
                                                            ------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
Interpublic Group of Co., Inc. (The) .         6,900             296,700
Omnicom Group, Inc. ..................         4,500             400,781
Young And Rubicam, Inc. + ............         2,300             131,531
                                                            ------------
                                                                 829,012
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (0.1%)
Cendant Corp. + ......................        17,900             250,600
Dun & Bradstreet Corp. ...............         4,500             128,812
H&R Block, Inc. ......................         2,400              77,700
IMS Health, Inc. .....................         8,000             144,000
                                                            ------------
                                                                 601,112
                                                            ------------
SERVICES (COMPUTER SYSTEMS) (0.2%)
Computer Sciences Corp. + ............         4,300             321,156
Electronic Data Systems Corp. ........        11,800             486,750
Sabre Holdings Corporation ...........         3,540             100,890
Sapient Corp. + ......................         2,200             235,263
                                                            ------------
                                                               1,144,059
                                                            ------------
SERVICES (DATA PROCESSING) (0.3%)
Automatic Data Processing, Inc. ......        14,900             798,081
Equifax, Inc. ........................         3,700              97,125
First Data Corp. .....................         9,900             491,288
Paychex, Inc. ........................         9,450             396,900
                                                            ------------
                                                               1,783,394
                                                            ------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................         1,500              35,344
RR Donnelley & Sons Co. ..............         3,300              74,456
                                                            ------------
                                                                 109,800
                                                            ------------
STEEL (0.0%)
Allegheny Technologies Incorporated ..         2,400              43,200
Nucor Corp. ..........................         2,200              73,013
USX-US Steel Group, Inc. .............         4,400              81,675
Worthington Industries ...............         1,000              10,500
                                                            ------------
                                                                 208,388
                                                            ------------
TELEPHONE (2.0%)
ALLTEL Corp. .........................         7,500             464,531
Bell Atlantic Corp. ..................        35,800           1,819,088
BellSouth Corp. ......................        47,100           2,007,637
CenturyTel, Inc. .....................         2,100              60,375
GTE Corp. ............................        22,600           1,406,850
SBC Communications, Inc. .............        83,900           3,628,675


                                      See Notes to Portfolio of Investments. 153

AETNA GET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
SERIES E (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           -----------      ------------
TELEPHONE (CONTINUED)
U.S. WEST, Inc. ......................        11,800        $  1,011,850
                                                            ------------
                                                              10,399,006
                                                            ------------
TELEPHONE LONG DISTANCE (1.2%)
AT&T Corp. ...........................        46,000           1,454,750
Sprint Corp. .........................        21,500           1,096,500
WorldCom, Inc. .......................        71,100           3,261,712
                                                            ------------
                                                               5,812,962
                                                            ------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ..................         1,700              59,925
Russell Corporation ..................         1,100              22,000
VF Corp. .............................         2,900              69,056
                                                            ------------
                                                                 150,981
                                                            ------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ...           200               6,438
                                                            ------------
TOBACCO (0.3%)
Philip Morris Co., Inc. ..............        56,600           1,503,437
UST, Inc. ............................         4,000              58,750
                                                            ------------
                                                               1,562,187
                                                            ------------
TRUCKERS (0.0%)
Ryder System, Inc. ...................         1,800              34,088
                                                            ------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. .............         1,200              32,700
Navistar International Corp. + .......         1,900              59,019
PACCAR, Inc. .........................         2,100              83,344
                                                            ------------
                                                                 175,063
                                                            ------------
TOTAL COMMON STOCKS (COST $338,587,047)                      348,716,196
                                                            ------------

                                            PRINCIPAL
                                             AMOUNT
                                          ------------
LONG-TERM BONDS AND NOTES (30.2%)
Federal Home Loan Bank,
 Zero Coupon, 02/25/04 .................  $ 15,550,000          12,051,250
Federal National Mortgage Association,
 Zero Coupon, 08/16/04 .................    63,790,000          48,340,700
Federal National Mortgage Association
 - Strip, Zero Coupon, 07/24/04 ........     7,777,000           5,980,980
FICO Strip, Zero Coupon, 09/07/04 ......    12,167,000           9,092,277
Isreal Government Trust Certificate,
 Zero Coupon, 05/15/04 .................    15,731,000          12,031,855
Tennessee Valley Authority Strip,
 Zero Coupon, 11/01/04 .................    10,781,000           7,976,215
Turkey Government Trust Certificate,
 Zero Coupon, 05/15/04 .................     9,218,000           7,050,387
U.S. Treasury Note, Zero
 Coupon, 08/15/04.......................    37,332,000          28,870,329
U.S. Treasury Note, 6.53%, 05/15/05 ....    39,927,000          29,425,800
                                                              ------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $161,615,841)                                                 160,819,793
                                                              ------------
SHORT-TERM INVESTMENTS (4.4%)
Federal Home Loan Bank, 6.45%, 07/19/00      8,000,000           7,977,067

                                          PRINCIPAL              MARKET
                                            AMOUNT               VALUE
                                          ----------          ------------
SHORT-TERM INVESTMENTS (CONTINUED)
Federal Home Loan Mortgage
 Corp., 6.43%, 07/18/00.................   $13,867,000        $ 13,867,000
U.S. Treasury Bill, 5.88%, 11/09/00 @ ..       900,000             881,127
U.S. Treasury Bill, 6.18%, 11/09/00 @ ..       600,000             587,418
                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $23,311,795)                                             23,312,612
                                                              ------------
TOTAL INVESTMENTS
 (COST $523,514,683)(A)                                        532,848,601

OTHER ASSETS LESS LIABILITIES                                       95,269
                                                              ------------
TOTAL NET ASSETS                                              $532,943,870
                                                              ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $551,251,488. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains...........................                 $ 14,305,097

Unrealized losses..........................                  (32,707,984)
                                                            ------------
 Net unrealized loss.......................                 $(18,402,887)
                                                            ============

Information concerning open futures contracts at June 30, 2000 is shown below:

                                 NO. OF           NOTIONAL           EXPIRATION          UNREALIZED
                               CONTRACTS           VALUE                DATE             GAIN/(LOSS)
                               ---------         ----------          ----------          -----------
      LONG CONTRACTS
--------------------------
S&P 500 Index Futures ....        58             $21,287,450           Sep 00             $(373,701)
                                                 ===========                              =========

+   Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

(2) Tribune Co. acquired Times Mirror Co. on June 12, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of Times Mirror Co. on June 30, 2000 reflects the fair value of the Tribune Co. offer.

Category percentages are based on net assets.


See Notes to Financial Statements. 154

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES G
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
COMMON STOCKS (57.4%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ...........................         8,000          $  334,500
General Dynamics Corp. ...............         1,800              94,050
Goodrich (B.F.) Co. ..................         1,100              37,469
Lockheed Martin Corp. ................         4,000              99,250
Northrop Grumman Corp. ...............         1,100              72,875
                                                            ------------
                                                                 638,144
                                                            ------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         5,700              55,931
                                                            ------------
AIR FREIGHT (0.0%)
FedEx Corporation + ..................         2,700             102,600
                                                            ------------
AIRLINES (0.1%)
AMR Corp. + ..........................         2,600              68,738
Delta Air Lines, Inc. ................         1,900              96,069
Southwest Airlines Co. ...............         5,400             102,262
                                                            ------------
                                                                 267,069
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ..................         2,900              89,900
Alcoa Inc. ...........................        11,084             321,436
                                                            ------------
                                                                 411,336
                                                            ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .............           300               3,338
Dana Corp. ...........................         1,800              38,137
Delphi Automotive Systems Corp. ......         7,700             112,131
Genuine Parts Co. ....................         1,400              28,000
Snap-On, Inc. ........................           800              21,300
TRW, Inc. ............................         1,300              56,387
Visteon Corp. ........................         2,121              25,719
                                                            ------------
                                                                 285,012
                                                            ------------
AUTOMOBILES (0.5%)
Ford Motor Co. .......................        16,200             696,600
General Motors Corp. + ...............         9,300             539,981
                                                            ------------
                                                               1,236,581
                                                            ------------
BANKS (MAJOR REGIONAL) (1.4%)
Bank of New York Co., Inc. ...........         7,400             344,100
BB&T Corp. ...........................         3,400              81,175
Comerica, Inc. .......................         1,700              76,287
Fifth Third Bancorp ..................         3,000             189,750
Firstar Corp. ........................         8,900             187,456
Fleet Boston Financial Corp. .........        15,200             516,800
Huntington Bancshares Inc. ...........         2,200              34,788
KeyCorp ..............................         2,200              38,775
Mellon Financial Corp. ...............         5,300             193,119
Northern Trust Corp. .................         2,800             182,175
Old Kent Financial Corp. .............         1,365              36,514
PNC Bank Corp. .......................         3,000             140,625
Regions Financial Corp. ..............         1,300              25,838
SouthTrust Corp. .....................           800              18,100
State Street Corp. ...................         1,700             180,306
Summit Bancorp .......................           800              19,700

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Suntrust Banks, Inc. .................         3,100          $  141,631
Synovus Financial Corp. ..............         2,800              49,350
U.S. Bancorp .........................         4,100              78,925
Union Planters Co. ...................         1,500              41,906
Wachovia Corp. .......................         1,900             103,075
Wells Fargo & Co. ....................        16,800             651,000
                                                            ------------
                                                               3,331,395
                                                            ------------
BANKS (MONEY CENTER) (0.7%)
Bank of America Corp. ................        17,400             748,200
Chase Manhattan Corp. ................        12,750             587,297
First Union Corp. ....................        10,100             250,606
J.P. Morgan & Co. ....................         2,200             242,275
                                                            ------------
                                                               1,828,378
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.3%)
Coca-Cola Co. (The) ..................        12,600             723,712
                                                            ------------
BEVERAGES (ALCOHOLIC) (0.2%)
Anheuser-Busch Co., Inc. .............         6,300             470,531
Brown-Forman Corp. + .................           500              26,875
Coors (Adolph) Co. ...................           400              24,200
                                                            ------------
                                                                 521,606
                                                            ------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc. + ........................        10,400             730,600
Biogen, Inc. + .......................           800              51,600
                                                            ------------
                                                                 782,200
                                                            ------------
BROADCASTING (TV, RADIO & CABLE) (0.2%)
Clear Channel Communications, Inc. + .         1,800             135,000
Mediaone Group, Inc.+ (1) ............         6,200             411,145
                                                            ------------
                                                                 546,145
                                                            ------------
BUILDING MATERIALS GROUP (0.0%)
Armstrong Holdings, Inc. .............           400               6,125
Masco Corp. ..........................         4,200              75,863
Owens Corning ........................           800               7,400
                                                            ------------
                                                                  89,388
                                                            ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc. + ........         7,400             452,787
Sprint PCS + .........................         8,700             517,650
                                                            ------------
                                                                 970,437
                                                            ------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. .....         2,200              67,787
Dow Chemical Co. .....................         8,800             265,650
Du Pont (E.I.) de Nemours ............        10,400             455,000
Eastman Chemical Co. .................         1,000              47,750
Praxair, Inc. ........................         1,400              52,413
Union Carbide Corp. ..................         1,600              79,200
                                                            ------------
                                                                 967,800
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................         1,900              32,419
FMC Corp. + ..........................           300              17,400
                                                            ------------
                                                                  49,819
                                                            ------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. .........................         1,400              54,688


                                      See Notes to Portfolio of Investments. 155

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES G (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
CHEMICALS - SPECIALITY (CONTINUED)
Grace (W.R.) & Co. + .................           600        $      7,275
Great Lakes Chemical Corp. ...........           600              18,900
International Flavors & Fragrances,
 Inc..................................         1,100              33,206
Sigma-Aldrich Corp. ..................         1,100              32,175
                                                            ------------
                                                                 146,244
                                                            ------------
COMMUNICATIONS EQUIPMENT (3.1%)
ADC Telecommunications, Inc. + .......         5,100             427,763
Andrew Corp. + .......................           400              13,425
Comverse Technology, Inc. + ..........         2,500             232,500
Corning, Inc. ........................         3,800           1,025,525
Lucent Technologies, Inc. ............        15,800             936,150
Motorola, Inc. .......................        21,720             631,237
Nortel Networks Corp. ................        47,800           3,262,350
QUALCOMM Inc. + ......................         7,600             456,000
Scientific-Atlanta, Inc. .............         2,800             208,600
Tellabs, Inc. + ......................         3,900             266,906
                                                            ------------
                                                               7,460,456
                                                            ------------
COMPUTERS (HARDWARE) (3.2%)
Apple Computer, Inc. + ...............         5,000             261,875
Compaq Computer Corp. ................        17,300             442,231
Dell Computer Corp. + ................        25,200           1,242,675
Gateway, Inc. + ......................         4,200             238,350
Hewlett-Packard Co. ..................        12,900           1,610,887
International Business Machines Corp.         18,400           2,015,950
NCR Corp. + ..........................         1,200              46,725
Sun Microsystems, Inc. + .............        21,300           1,936,969
                                                            ------------
                                                               7,795,662
                                                            ------------
COMPUTERS (NETWORKING) (2.6%)
Cabletron Systems,  Inc. + ...........           900              22,725
Cisco Systems, Inc. + ................        92,400           5,873,175
Network Appliance, Inc. + ............         5,100             410,550
                                                            ------------
                                                               6,306,450
                                                            ------------
COMPUTERS (PERIPHERALS) (1.0%)
EMC Corp. + ..........................        28,000           2,154,250
Lexmark International Group, Inc. + ..         1,200              80,700
Seagate Technology, Inc. + ...........         2,100             115,500
                                                            ------------
                                                               2,350,450
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (4.9%)
Adobe Systems, Inc. ..................         1,800             234,000
America Online, Inc. + ...............        23,300           1,229,075
Autodesk, Inc. .......................           600              20,812
BMC Software, Inc. + .................         2,200              80,266
Citrix Systems, Inc. + ...............         2,400              45,450
Computer Associates International,
 Inc. ................................         6,100             312,244
Compuware Corp. + ....................         3,900              40,462
Microsoft Corp. + ....................        50,900           4,072,000
Oracle Corp. + .......................        47,500           3,992,969
Peoplesoft, Inc. + ...................         2,900              48,575
Siebel Systems, Inc. + ...............         2,500             408,906
Unisys Corp. + .......................         1,500              21,844
VERITAS Software Corp. + .............         6,500             734,602

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Yahoo! Inc. + ........................         5,400        $    668,925
                                                            ------------
                                                              11,910,130
                                                            ------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................         1,200              51,225
                                                            ------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ..........         1,900              84,788
Countrywide Credit Industries, Inc. ..         1,200              36,375
Household International, Inc. ........         4,900             203,656
MBNA Corp. ...........................         8,400             227,850
Providian Financial Corp. ............         1,800             162,000
                                                            ------------
                                                                 714,669
                                                            ------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................           300               9,656
Owens-Illinois, Inc. + ...............         1,800              21,038
                                                            ------------
                                                                  30,694
                                                            ------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. ......................           800              26,900
Pactiv Corp. + .......................         2,000              15,750
Temple-Inland Inc. ...................           500              21,000
                                                            ------------
                                                                  63,650
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (0.2%)
Cardinal Health, Inc. ................         2,700             199,800
SUPERVALU, Inc. ......................         1,400              26,687
Sysco Corp. ..........................         5,600             235,900
                                                            ------------
                                                                 462,387
                                                            ------------
ELECTRIC COMPANIES (0.8%)
Ameren Corp. .........................         1,300              43,875
American Electric Power Co. ..........         3,120              92,430
Cinergy Corp. ........................         2,000              50,875
Consolidated Edison, Inc. ............         2,200              65,175
Constellation Energy Group ...........         1,500              48,844
CP&L, Inc. ...........................         1,900              60,681
Dominion Resources, Inc. .............         2,109              90,423
DTE Energy Co. .......................         1,500              45,844
Duke Energy Corp. ....................         3,400             191,675
Entergy Corp. ........................         2,500              67,969
FirstEnergy Corp. ....................         2,500              58,438
Florida Progress Corp. ...............         1,200              56,250
FPL Group, Inc. ......................         1,900              94,050
GPU, Inc. ............................         1,900              51,419
New Century Energies, Inc. ...........         1,500              45,000
Niagara Mohawk Holdings Inc. + .......         1,900              26,481
Northern States Power Co. ............         2,200              44,413
Peco Energy Co. ......................         1,700              68,531
PG&E Corp. ...........................         3,800              93,575
Pinnacle West Capital Corp. ..........           800              27,100
PPL Corporation ......................         1,500              32,906
Public Service Enterprise Group, Inc.          2,200              76,175
Reliant Energy Inc. ..................         3,900             115,294
Southern Co. .........................         6,200             144,537
TXU Corp. ............................         3,100              91,450


156 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
ELECTRIC COMPANIES (CONTINUED)
Unicom Corp. .........................         2,300        $     88,981
                                                            ------------
                                                               1,872,391
                                                            ------------
ELECTRICAL EQUIPMENT (3.1%)
American Power Conversion Corp. + ....         1,900              77,544
Cooper Industries, Inc. ..............         1,200              39,075
Emerson Electric Co. .................         3,900             235,462
General Electric Co. .................       132,900           7,043,700
Molex, Inc. ..........................         2,100             101,063
Rockwell International Corp. .........         2,000              63,000
Thomas & Betts Corp. .................           400               7,650
                                                            ------------
                                                               7,567,494
                                                            ------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.0%)
Grainger (W.W.), Inc. ................           900              27,731
                                                            ------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ...........         4,738             349,427
Perkin-Elmer Inc. + ..................           300              19,838
Tektronix, Inc. ......................           600              44,400
                                                            ------------
                                                                 413,665
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (5.0%)
Adaptec, Inc. + ......................         1,900              43,225
Advanced Micro Devices Corp. + .......         2,600             200,850
Altera Corp. + .......................         3,400             346,587
Analog Devices, Inc. + ...............         6,000             456,000
Conexant Systems, Inc. + .............         3,500             170,187
Intel Corp. ..........................        54,100           7,232,494
Linear Technology Corp. ..............         3,700             236,569
LSI Logic Corp. + ....................         4,700             254,387
Maxim Integrated Products, Inc. + ....         2,900             197,019
Micron Technology, Inc. + ............         5,500             484,344
National Semiconductor Corp. + .......         2,400             136,200
Texas Instruments, Inc. ..............        27,300           1,875,169
Xilinx, Inc. + .......................         5,500             454,094
                                                            ------------
                                                              12,087,125
                                                            ------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           900              28,463
                                                            ------------
ENTERTAINMENT (1.2%)
Time Warner, Inc. ....................        13,100             995,600
Viacom, Inc. + .......................        15,700           1,070,543
Walt Disney Co. (The) + ..............        21,100             818,944
                                                            ------------
                                                               2,885,087
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (0.6%)
Applied Materials, Inc. + ............        13,000           1,178,125
KLA Instruments Corp. + ..............         3,000             175,687
Teradyne, Inc. + .....................         3,000             220,500
                                                            ------------
                                                               1,574,312
                                                            ------------
FINANCIAL (DIVERSIFIED) (2.7%)
American Express Co. .................        13,700             714,112
Associates First Capital Corp. .......         7,500             167,344
Citigroup Inc. .......................        56,900           3,428,225
Federal National Mortgage Association         14,000             730,625
Freddie Mac Corp. ....................         7,200             291,600

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
FINANCIAL (DIVERSIFIED) (CONTINUED)
Morgan Stanley Dean Witter & Co. .....        14,800        $  1,232,100
SLM Holding Corp. ....................         1,800              67,388
                                                            ------------
                                                               6,631,394
                                                            ------------
FOODS (0.9%)
Bestfoods ............................         3,700             256,225
Conagra, Inc. ........................         5,100              97,219
General Mills, Inc. ..................         3,000             114,750
Heinz (H.J.) Co. .....................         3,700             161,875
Hershey Foods Corp. ..................         1,700              82,450
Kellogg Co. ..........................         4,300             127,925
Nabisco Group Holdings Corp. .........         1,800              46,688
PepsiCo, Inc. ........................        15,000             666,562
Quaker Oats Co. ......................         1,500             112,687
Ralston-Ralston Purina Group .........         1,700              33,894
Sara Lee Corp. .......................         8,000             154,500
Unilever NV ..........................         6,000             258,000
Wrigley (Wm.) Jr. Co. + ..............         1,000              80,187
                                                            ------------
                                                               2,192,962
                                                            ------------
FOOTWEAR (0.0%)
Nike, Inc. ...........................         3,000             119,438
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......         1,900              39,781
                                                            ------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................         1,100              43,244
Stanley Works (The) ..................         1,000              23,750
                                                            ------------
                                                                  66,994
                                                            ------------
HEALTH CARE (DRUGS) (0.0%)
Alza Corp. + .........................         1,200              70,950
Watson Pharmaceuticals, Inc. + .......         1,000              53,750
                                                            ------------
                                                                 124,700
                                                            ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (3.5%)
Eli Lilly & Co. ......................        14,100           1,408,238
Merck & Co., Inc. ....................        22,900           1,754,712
Pfizer, Inc. .........................        80,325           3,855,600
Pharmacia Corporation ................        12,845             663,926
Schering Plough ......................        15,000             757,500
                                                            ------------
                                                               8,439,976
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
HCA - The Healthcare Corp. ...........         5,300             160,987
Tenet Healthcare Corp. + .............         3,200              86,400
                                                            ------------
                                                                 247,387
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated ......         1,700             145,775
Wellpoint Health Networks, Inc. + ....           800              57,950
                                                            ------------
                                                                 203,725
                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.6%)
Bard (C.R.) Inc. .....................           800              38,500
Bausch & Lomb, Inc. ..................           800              61,900
Baxter International, Inc. ...........         2,700             189,844
Becton, Dickinson & Co. ..............         2,900              83,194
Biomet, Inc. .........................         1,100              42,281


                                      See Notes to Portfolio of Investments. 157

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES G (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (CONTINUED)
Guidant Corp. + ......................         3,000        $    148,500
Medtronic, Inc. + ....................        12,200             607,712
PE Corp-PE Biosystems Group ..........         1,800             118,575
Saint Jude Medical, Inc. + ...........         1,300              59,638
                                                            ------------
                                                               1,350,144
                                                            ------------
HEALTH CARE DIVERSIFIED (1.7%)
Abbott Laboratories ..................        15,800             704,087
Allergan, Inc. .......................         1,400             104,300
American Home Products Corp. .........         6,700             393,625
Bristol-Myers Squibb Co. .............        19,300           1,124,225
Johnson & Johnson ....................        18,000           1,833,750
Mallinckrodt Inc. ....................           800              34,750
                                                            ------------
                                                               4,194,737
                                                            ------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. ...........           300               5,944
Pulte Corp. ..........................           500              10,812
                                                            ------------
                                                                  16,756
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Leggett & Platt, Inc. ................         1,900              31,350
Maytag Corp. .........................           700              25,813
Whirlpool Corp. ......................         1,400              65,275
                                                            ------------
                                                                 122,438
                                                            ------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.5%)
Clorox Co. ...........................         2,400             107,550
Colgate-Palmolive Co. ................         5,900             353,262
Fort James Corp. .....................         1,400              32,375
Kimberly-Clark Corp. .................         5,600             321,300
Procter & Gamble Co. .................         6,400             366,400
                                                            ------------
                                                               1,180,887
                                                            ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................         1,800              41,513
Newell Rubbermaid Inc. ...............         2,900              74,675
Tupperware Corp. .....................           900              19,800
                                                            ------------
                                                                 135,988
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.2%)
AFLAC, Inc. ..........................         2,600             119,437
American General Corp. ...............         2,400             146,400
Jefferson-Pilot Corp. ................         1,100              62,081
Lincoln National Corp. ...............         2,300              83,088
Torchmark Corp. ......................         1,400              34,563
                                                            ------------
                                                                 445,569
                                                            ------------
INSURANCE (MULTI-LINE) (1.2%)
American International Group, Inc. ...        21,000           2,467,500
CIGNA Corp. ..........................         2,000             187,000
Hartford Financial Services Group,
 Inc..................................         3,100             173,406
Loews Corp. ..........................         1,100              66,000
                                                            ------------
                                                               2,893,906
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Allstate Corp. (The) .................         7,500             166,875
Chubb Corp. ..........................           900              55,350
Cincinnati Financial Corp. ...........         2,000              62,875

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
INSURANCE (PROPERTY/CASUALTY) (CONTINUED)
MBIA, Inc. ...........................           700        $     33,731
MGIC Investment Corp. ................         1,400              63,700
St. Paul Co., Inc. ...................         2,400              81,900
                                                            ------------
                                                                 464,431
                                                            ------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................         2,700              83,869
Marsh & McLennan Co., Inc. ...........         2,800             292,425
                                                            ------------
                                                                 376,294
                                                            ------------
INVESTMENT BANKING/BROKERAGE (0.4%)
Bear Stearns Co., Inc. (The) .........         1,100              45,788
Charles Schwab Corp. .................         6,150             206,794
Lehman Brothers Holdings Inc. ........         1,800             170,212
Merrill Lynch & Co., Inc. ............         5,000             575,000
Paine Webber Group Inc. ..............         2,000              91,000
                                                            ------------
                                                               1,088,794
                                                            ------------
INVESTMENT MANAGEMENT (0.0%)
Franklin Resources, Inc. .............         2,100              63,788
T. Rowe Price & Associates ...........         1,400              59,500
                                                            ------------
                                                                 123,288
                                                            ------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. ......................         1,000              16,563
Harley-Davidson, Inc. ................         2,800             107,800
Hasbro, Inc. .........................         2,100              31,631
Mattel, Inc. .........................         4,500              59,344
                                                            ------------
                                                                 215,338
                                                            ------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         3,200              62,400
Hilton Hotels Corp. ..................         3,400              31,875
Marriott International, Inc. .........         2,700              97,369
                                                            ------------
                                                                 191,644
                                                            ------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ....................         3,600             121,950
Deere & Co. ..........................         3,800             140,600
Dover Corp. ..........................         2,700             109,519
Ingersoll-Rand Co. ...................         1,700              68,425
Timken Co. ...........................           700              13,037
                                                            ------------
                                                                 453,531
                                                            ------------
MANUFACTURING (DIVERSIFIED) (0.9%)
Crane Co. ............................           700              17,019
Danaher Corp. ........................         1,400              69,213
Eaton Corp. ..........................           700              46,900
Honeywell International Inc. .........         8,200             276,237
Illinois Tool Works, Inc. ............         2,800             159,600
ITT Industries, Inc. .................         1,200              36,450
Johnson Controls, Inc. ...............         1,400              71,838
Minnesota Mining and Manufacturing Co.         4,100             338,250
National Service Industries, Inc. ....           500               9,750
Parker-Hannifin Corp. ................         1,700              58,225
PPG Industries Inc. ..................         2,500             110,781
Textron, Inc. ........................         1,700              92,331
Thermo Electron Corp. + ..............         1,000              21,063


158 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
MANUFACTURING (DIVERSIFIED) (CONTINUED)
Tyco International Ltd. ..............        17,300        $    819,587
                                                            ------------
                                                               2,127,244
                                                            ------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. .................         1,100              73,837
Briggs & Stratton Corp. ..............           200               6,850
Millipore Corp. ......................           500              37,688
Pall Corp. ...........................         1,100              20,350
Sealed Air Corp. + ...................           900              47,138
United Technologies Corp. ............         4,900             288,487
                                                            ------------
                                                                 474,350
                                                            ------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +         1,700              15,725
                                                            ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ...................         4,300              78,206
Inco Ltd. + ..........................         3,700              56,887
Placer Dome, Inc. ....................         3,000              28,688
                                                            ------------
                                                                 163,781
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.4%)
Coastal Corp. (The) ..................         2,900             176,537
Columbia Energy Group ................           800              52,500
El Paso Energy Corp. .................         2,200             112,062
Enron Corp. ..........................         7,200             464,400
NICOR, Inc. ..........................           500              16,313
People's Energy Corp. ................           300               9,713
Sempra Energy ........................         1,100              18,700
Williams Co., Inc. (The) .............         2,000              83,375
                                                            ------------
                                                                 933,600
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         1,300              52,000
                                                            ------------
OIL (0.6%)
Royal Dutch Petroleum Co. ............        22,000           1,354,375
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (0.1%)
Baker Hughes Inc. ....................         3,600             115,200
Rowan Co., Inc. + ....................         1,500              45,563
                                                            ------------
                                                                 160,763
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.2%)
Anadarko Petroleum Corp. .............         1,600              78,900
Apache Corp. .........................         1,600              94,100
Burlington Resources, Inc. ...........         2,200              84,150
Kerr-McGee Corp. .....................         1,100              64,831
Union Pacific Resources Group Inc. ...         4,600             101,200
Unocal Corp. .........................         4,100             135,813
                                                            ------------
                                                                 558,994
                                                            ------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. ....................           700              24,544
Sunoco Inc. ..........................         1,400              41,212
Tosco Corp. ..........................         2,300              65,119
                                                            ------------
                                                                 130,875
                                                            ------------
OIL (DOMESTIC INTEGRATED) (0.3%)
Amerada Hess Corp. ...................         1,600              98,800
Conoco Inc. ..........................         6,400             157,200

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
OIL (DOMESTIC INTEGRATED) (CONTINUED)
Occidental Petroleum Corp. ...........         5,800        $    122,162
Phillips Petroleum Co. ...............         3,100             157,131
USX-Marathon Group ...................         4,600             115,288
                                                            ------------
                                                                 650,581
                                                            ------------
OIL (INTERNATIONAL INTEGRATED) (1.9%)
Chevron Corp. ........................         6,700             568,244
Exxon Mobil Corp. ....................        46,700           3,665,950
Texaco, Inc. .........................         9,400             500,550
                                                            ------------
                                                               4,734,744
                                                            ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..................           900              23,287
Georgia-Pacific Corp. ................         2,000              52,500
International Paper Co. ..............         4,807             143,318
Louisiana-Pacific Corp. ..............         1,500              16,313
Mead Corp. ...........................           400              10,100
Potlatch Corp. .......................           400              13,250
Westvaco Corp. .......................         1,200              29,775
Weyerhaeuser Co. .....................         2,900             124,700
Willamette Industries, Inc. ..........         1,100              29,975
                                                            ------------
                                                                 443,218
                                                            ------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. ...................           600              18,338
Avon Products, Inc. ..................         1,200              53,400
Gillette Co. .........................        10,600             370,337
                                                            ------------
                                                                 442,075
                                                            ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         3,000             178,500
Polaroid Corp. .......................           200               3,612
Xerox Corp. ..........................         3,500              72,625
                                                            ------------
                                                                 254,737
                                                            ------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ..........................         4,200             191,625
                                                            ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ...............           600              32,625
McGraw-Hill Co., Inc. ................         1,800              97,200
Meredith Corp. .......................           400              13,500
                                                            ------------
                                                                 143,325
                                                            ------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ................         1,200              87,900
Gannett Co., Inc. ....................         2,600             155,512
Knight-Ridder, Inc. ..................           900              47,869
New York Times Co. ...................         1,700              67,150
Times Mirror Company (2) .............           700              63,367
Tribune Co. ..........................         3,000             105,000
                                                            ------------
                                                                 526,798
                                                            ------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp. ...         4,200              96,337
Kansas City Southern Industries, Inc.          1,000              88,688
Union Pacific Corp. ..................         2,400              89,250
                                                            ------------
                                                                 274,275
                                                            ------------


                                      See Notes to Portfolio of Investments. 159

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES G (CONTINUED)
--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. .............         1,500        $     24,375
McDonald's Corp. .....................        13,900             457,831
Tricon Global Restaurants, Inc. + ....         1,000              28,250
Wendy's International, Inc. ..........         1,400              24,938
                                                            ------------
                                                                 535,394
                                                            ------------
RETAIL (BUILDING SUPPLIES) (0.8%)
Home Depot, Inc. .....................        31,100           1,553,056
Lowe's Co., Inc. .....................         6,300             258,694
Sherwin-Williams Co. .................         1,700              36,019
                                                            ------------
                                                               1,847,769
                                                            ------------
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + .................         3,100             196,075
Circuit City Stores, Inc. ............         3,000              99,563
RadioShack Corporation ...............         2,300             108,962
                                                            ------------
                                                                 404,600
                                                            ------------
RETAIL (DISCOUNTERS) (0.0%)
Dollar General Corp. .................         3,250              63,375
                                                            ------------
RETAIL (DEPARTMENT STORES) (0.2%)
Federated Department Stores, Inc. + ..         3,200             108,000
Kohl's Corp. + .......................         4,300             239,187
May Department Stores Co. ............         1,700              40,800
Nordstrom, Inc. ......................         1,500              36,188
Sears, Roebuck & Co. .................         3,400             110,925
                                                            ------------
                                                                 535,100
                                                            ------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.6%)
Costco Wholesale Corp. + .............         2,100              69,300
Target Corporation ...................         5,900             342,200
Wal-Mart Stores, Inc. ................        60,000           3,457,500
                                                            ------------
                                                               3,869,000
                                                            ------------
RETAIL (SPECIALITY) (0.1%)
AutoZone, Inc. + .....................         1,700              37,400
Bed Bath & Beyond, Inc. + ............         2,000              72,500
Office Depot, Inc. + .................         1,800              11,250
Staples, Inc. + ......................         2,300              35,363
Toys "R" Us, Inc. + ..................           100               1,456
                                                            ------------
                                                                 157,969
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.2%)
Gap, Inc. ............................         8,200             256,250
The Limited, Inc. ....................         6,600             142,725
TJX Companies, Inc. ..................         3,700              69,375
                                                            ------------
                                                                 468,350
                                                            ------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ............................         3,600             144,000
Longs Drug Stores, Inc. ..............           300               6,525
Walgreen Co. .........................         9,900             318,656
                                                            ------------
                                                                 469,181
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ....................         2,000              66,500
Safeway, Inc. + ......................         4,500             203,062
                                                            ------------
                                                                 269,562
                                                            ------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
SAVINGS & LOAN COMPANIES (0.1%)
Golden West Financial Corp. ..........         1,800        $     73,463
Washington Mutual Fin. Corp. .........         2,700              77,962
                                                            ------------
                                                                 151,425
                                                            ------------
SERVICES (ADVERTISING/MARKETING) (0.1%)
Interpublic Group of Co., Inc. (The) .         2,600             111,800
Omnicom Group, Inc. ..................         1,700             151,406
Young And Rubicam, Inc. + ............           800              45,750
                                                            ------------
                                                                 308,956
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (0.1%)
Cendant Corp. + ......................         6,300              88,200
Convergys Corp. + ....................         1,600              83,000
Dun & Bradstreet Corp. ...............         1,900              54,387
H&R Block, Inc. ......................         1,000              32,375
IMS Health, Inc. .....................         3,400              61,200
                                                            ------------
                                                                 319,162
                                                            ------------
SERVICES (COMPUTER SYSTEMS) (0.2%)
Computer Sciences Corp. + ............         1,700             126,969
Electronic Data Systems Corp. ........         4,700             193,875
Sabre Holdings Corporation ...........         1,083              30,865
Sapient Corp. + ......................           900              96,244
                                                            ------------
                                                                 447,953
                                                            ------------
SERVICES (DATA PROCESSING) (0.3%)
Automatic Data Processing, Inc. ......         6,300             337,444
Equifax, Inc. ........................         1,600              42,000
First Data Corp. .....................         4,400             218,350
Paychex, Inc. ........................         3,900             163,800
                                                            ------------
                                                                 761,594
                                                            ------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           600              14,138
RR Donnelley & Sons Co. ..............         1,400              31,587
                                                            ------------
                                                                  45,725
                                                            ------------
STEEL (0.0%)
Allegheny Technologies Incorporated ..         1,000              18,000
Nucor Corp. ..........................           900              29,869
USX-US Steel Group, Inc. .............         1,900              35,269
Worthington Industries ...............           400               4,200
                                                            ------------
                                                                  87,338
                                                            ------------
TELEPHONE (1.7%)
ALLTEL Corp. .........................         2,900             179,619
Bell Atlantic Corp. ..................        15,100             767,269
BellSouth Corp. ......................        19,300             822,662
GTE Corp. ............................         9,900             616,275
SBC Communications, Inc. .............        33,300           1,440,225
U.S. WEST, Inc. ......................         5,100             437,325
                                                            ------------
                                                               4,263,375
                                                            ------------
TELEPHONE LONG DISTANCE (1.0%)
AT&T Corp. ...........................        18,600             588,225
Sprint Corp. .........................         9,000             459,000
WorldCom, Inc. .......................        28,200           1,293,675
                                                            ------------
                                                               2,340,900
                                                            ------------


160 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                        --------------      ------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ..................           700        $     24,675
Russell Corporation ..................           400               8,000
VF Corp. .............................         1,300              30,956
                                                            ------------
                                                                  63,631
                                                            ------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ...           100               3,219
                                                            ------------
TOBACCO (0.3%)
Philip Morris Co., Inc. ..............        24,000             637,500
UST, Inc. ............................         1,700              24,969
                                                            ------------
                                                                 662,469
                                                            ------------
TRUCKERS (0.0%)
Ryder System, Inc. ...................           800              15,150
                                                            ------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. .............           700              19,075
Navistar International Corp. + .......           800              24,850
PACCAR, Inc. .........................           900              35,719
                                                            ------------
                                                                  79,644
                                                            ------------
TOTAL COMMON STOCKS (COST $138,628,135)                      139,679,866
                                                            ------------

                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (41.1%)
U.S. Treasury Note, Zero
 Coupon, 11/15/04.....................  $131,361,000          99,873,768
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $99,075,909)                                                 99,873,768
                                                            ------------
SHORT-TERM INVESTMENTS (1.5%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00...............     3,403,000           3,403,000
U.S. Treasury Bill, 6.14%, 11/09/00 @        300,000             293,709
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,696,405)                                             3,696,709
                                                            ------------
TOTAL INVESTMENTS
 (COST $241,400,449)(A)                                      243,250,343
OTHER ASSETS LESS LIABILITIES                                    (18,112)
                                                            ------------
TOTAL NET ASSETS                                            $243,232,231
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $254,362,990. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains...........................            $    185,782

Unrealized losses..........................             (11,298,429)
                                                       ------------
 Net unrealized loss.......................            $(11,112,647)
                                                       ============


Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------   ------------
    LONG CONTRACTS
 -------------------
S&P 500 Index Futures.       8        $2,936,200      Sep 00       $  (49,758)
                                      ==========                   ==========

+   Non-income producing security.

(a) Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

(2) Tribune Co. acquired Times Mirror Co. on June 12, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of Times Mirror Co. on June 30, 2000 reflects the fair value of the Tribune Co. offer.

Category percentages are based on net assets.


                                          See Notes to Financial Statements. 161

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES H
--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
COMMON STOCKS (68.5%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ...........................         7,600           $ 317,775
General Dynamics Corp. ...............         1,700              88,825
Goodrich (B.F.) Co. ..................           400              13,625
Lockheed Martin Corp. ................         3,500              86,844
Northrop Grumman Corp. ...............         1,000              66,250
                                                            ------------
                                                                 573,319
                                                            ------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ...........         6,100              59,856
                                                            ------------
AIR FREIGHT (0.0%)
FedEx Corporation + ..................         2,400              91,200
                                                            ------------
AIRLINES (0.1%)
AMR Corp. + ..........................         2,300              60,806
Delta Air Lines, Inc. ................         2,100             106,181
Southwest Airlines Co. ...............         4,900              92,794
                                                            ------------
                                                                 259,781
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ..................         3,300             102,300
Alcoa Inc. ...........................        10,084             292,436
                                                            ------------
                                                                 394,736
                                                            ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .............           300               3,338
Dana Corp. ...........................           700              14,831
Delphi Automotive Systems Corp. ......         7,100             103,394
Genuine Parts Co. ....................         1,200              24,000
Snap-On, Inc. ........................           700              18,637
TRW, Inc. ............................         1,100              47,712
Visteon Corp. ........................         1,885              22,861
                                                            ------------
                                                                 234,773
                                                            ------------
AUTOMOBILES (0.6%)
Ford Motor Co. .......................        14,400             619,200
General Motors Corp. + ...............         8,300             481,919
                                                            ------------
                                                               1,101,119
                                                            ------------
BANKS (MAJOR REGIONAL) (1.7%)
Bank of New York Co., Inc. ...........         7,000             325,500
BB&T Corp. ...........................         3,000              71,625
Comerica, Inc. .......................         1,500              67,312
Fifth Third Bancorp ..................         2,700             170,775
Firstar Corp. ........................         9,000             189,562
Fleet Boston Financial Corp. .........        13,900             472,600
Huntington Bancshares Inc. ...........         1,900              30,044
KeyCorp ..............................         2,000              35,250
Mellon Financial Corp. ...............         4,700             171,256
Northern Trust Corp. .................         2,600             169,162
Old Kent Financial Corp. .............         1,365              36,514
PNC Bank Corp. .......................         3,000             140,625
SouthTrust Corp. .....................         1,000              22,625
State Street Corp. ...................         1,500             159,094
Summit Bancorp .......................         1,500              36,938
Suntrust Banks, Inc. .................         2,800             127,925

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Synovus Financial Corp. ..............         2,400           $  42,300
U.S. Bancorp .........................         3,500              67,375
Union Planters Co. ...................           800              22,350
Wachovia Corp. .......................         2,000             108,500
Wells Fargo & Co. ....................        15,500             600,625
                                                            ------------
                                                               3,067,957
                                                            ------------
BANKS (MONEY CENTER) (0.9%)
Bank of America Corp. ................        15,500             666,500
Chase Manhattan Corp. ................        11,250             518,203
First Union Corp. ....................         8,900             220,831
J.P. Morgan & Co. ....................         2,000             220,250
                                                            ------------
                                                               1,625,784
                                                            ------------
BEVERAGES (NON-ALCOHOLIC) (0.3%)
Coca-Cola Co. (The) ..................        11,200             643,300
                                                            ------------
BEVERAGES (ALCOHOLIC) (0.3%)
Anheuser-Busch Co., Inc. .............         5,600             418,250
Brown-Forman Corp. + .................           500              26,875
Coors (Adolph) Co. ...................           300              18,150
                                                            ------------
                                                                 463,275
                                                            ------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc. + ........................         9,300             653,325
Biogen, Inc. + .......................         1,400              90,300
                                                            ------------
                                                                 743,625
                                                            ------------
BROADCASTING (TV, RADIO & CABLE) (0.2%)
Clear Channel Communications, Inc. + .         1,500             112,500
Mediaone Group, Inc. + (1) ...........         5,500             364,726
                                                            ------------
                                                                 477,226
                                                            ------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. ..........................         1,800              32,513
                                                            ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.5%)
Nextel Communications, Inc. + ........         6,900             422,194
Sprint PCS + .........................         8,100             481,950
                                                            ------------
                                                                 904,144
                                                            ------------
CHEMICALS (0.5%)
Air Products and Chemicals, Inc. .....         2,000              61,625
Dow Chemical Co. .....................         8,000             241,500
Du Pont (E.I.) de Nemours ............         9,400             411,250
Eastman Chemical Co. .................           800              38,200
Praxair, Inc. ........................         1,400              52,412
Union Carbide Corp. ..................         1,400              69,300
                                                            ------------
                                                                 874,287
                                                            ------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ......................           600              10,238
FMC Corp. + ..........................           300              17,400
                                                            ------------
                                                                  27,638
                                                            ------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. .........................         1,200              46,875
Grace (W.R.) & Co. + .................           500               6,063
Great Lakes Chemical Corp. ...........           600              18,900
International Flavors & Fragrances,
 Inc. ................................         1,000              30,187


162 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
CHEMICALS - SPECIALITY (CONTINUED)
Sigma-Aldrich Corp. ..................         1,000        $     29,250
                                                            ------------
                                                                 131,275
                                                            ------------
COMMUNICATIONS EQUIPMENT (3.6%)
ADC Telecommunications, Inc. + .......         4,500             377,438
Andrew Corp. + .......................           300              10,069
Comverse Technology, Inc. + ..........         2,500             232,500
Corning, Inc. ........................         3,300             890,587
Lucent Technologies, Inc. ............        14,400             853,200
Motorola, Inc. .......................        19,300             560,906
Nortel Networks Corp. ................        43,400           2,962,050
QUALCOMM Inc. + ......................         6,800             408,000
Scientific-Atlanta, Inc. .............         2,500             186,250
Tellabs, Inc. + ......................         3,500             239,531
                                                            ------------
                                                               6,720,531
                                                            ------------
COMPUTERS (HARDWARE) (3.8%)
Apple Computer, Inc. + ...............         5,000             261,875
Compaq Computer Corp. ................        14,700             375,769
Dell Computer Corp. + ................        23,300           1,148,981
Gateway, Inc. + ......................         3,800             215,650
Hewlett-Packard Co. ..................        11,700           1,461,037
International Business Machines Corp.         16,800           1,840,650
NCR Corp. + ..........................           900              35,044
Sun Microsystems, Inc. + .............        19,500           1,773,281
                                                            ------------
                                                               7,112,287
                                                            ------------
COMPUTERS (NETWORKING) (3.1%)
Cabletron Systems,  Inc. + ...........           900              22,725
Cisco Systems, Inc. + ................        84,200           5,351,962
Network Appliance, Inc. + ............         4,600             370,300
                                                            ------------
                                                               5,744,987
                                                            ------------
COMPUTERS (PERIPHERALS) (1.2%)
EMC Corp. + ..........................        25,400           1,954,212
Lexmark International Group, Inc. + ..         1,100              73,975
Seagate Technology, Inc. + ...........         2,200             121,000
                                                            ------------
                                                               2,149,187
                                                            ------------
COMPUTERS SOFTWARE/SERVICES (5.9%)
Adobe Systems, Inc. ..................         1,500             195,000
America Online, Inc. + ...............        21,300           1,123,575
Autodesk, Inc. .......................           600              20,813
BMC Software, Inc. + .................         2,400              87,562
Citrix Systems, Inc. + ...............         2,400              45,450
Computer Associates International,
 Inc. ................................         5,400             276,412
Compuware Corp. + ....................         3,500              36,313
Microsoft Corp. + ....................        46,200           3,696,000
Oracle Corp. + .......................        43,000           3,614,687
Peoplesoft, Inc. + ...................         2,800              46,900
Siebel Systems, Inc. + ...............         2,300             376,194
Unisys Corp. + .......................         1,500              21,844
VERITAS Software Corp. + .............         6,000             678,094
Yahoo! Inc. + ........................         5,000             619,375
                                                            ------------
                                                              10,838,219
                                                            ------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .................         1,100        $     46,956
                                                            ------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ..........         1,800              80,325
Countrywide Credit Industries, Inc. ..         1,000              30,313
Household International, Inc. ........         4,300             178,719
MBNA Corp. ...........................         6,900             187,162
Providian Financial Corp. ............         1,400             126,000
                                                            ------------
                                                                 602,519
                                                            ------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ...........................           300               9,656
Owens-Illinois, Inc. + ...............         1,600              18,700
                                                            ------------
                                                                  28,356
                                                            ------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. ......................           700              23,537
Pactiv Corp. + .......................         1,700              13,388
Temple-Inland Inc. ...................           400              16,800
                                                            ------------
                                                                  53,725
                                                            ------------
DISTRIBUTORS (FOOD & HEALTH) (0.2%)
Cardinal Health, Inc. ................         2,500             185,000
SUPERVALU, Inc. ......................         1,200              22,875
Sysco Corp. ..........................         5,000             210,625
                                                            ------------
                                                                 418,500
                                                            ------------
ELECTRIC COMPANIES (0.9%)
Ameren Corp. .........................         1,200              40,500
American Electric Power Co. ..........         3,300              97,762
Cinergy Corp. ........................         1,800              45,788
Consolidated Edison, Inc. ............         2,000              59,250
Constellation Energy Group ...........         1,200              39,075
CP&L, Inc. ...........................         1,600              51,100
Dominion Resources, Inc. .............         2,100              90,037
DTE Energy Co. .......................         1,900              58,069
Duke Energy Corp. ....................         3,100             174,762
Entergy Corp. ........................         2,200              59,813
FirstEnergy Corp. ....................         2,200              51,425
Florida Progress Corp. ...............         1,000              46,875
FPL Group, Inc. ......................         1,700              84,150
GPU, Inc. ............................         1,600              43,300
New Century Energies, Inc. ...........         1,300              39,000
Northern States Power Co. ............         1,900              38,356
Peco Energy Co. ......................         1,800              72,562
PG&E Corp. ...........................         3,500              86,187
Pinnacle West Capital Corp. ..........           700              23,713
PPL Corporation ......................         1,300              28,519
Public Service Enterprise Group, Inc.          1,900              65,788
Reliant Energy Inc. ..................         2,700              79,819
Southern Co. .........................         5,900             137,544
TXU Corp. ............................         2,700              79,650
Unicom Corp. .........................         2,000              77,375
                                                            ------------
                                                               1,670,419
                                                            ------------
ELECTRICAL EQUIPMENT (3.7%)
American Power Conversion Corp. + ....         1,700              69,381


                                      See Notes to Portfolio of Investments. 163

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES H (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
ELECTRICAL EQUIPMENT (CONTINUED)
Cooper Industries, Inc. ..............         1,100        $     35,819
Emerson Electric Co. .................         3,700             223,387
General Electric Co. .................       121,200           6,423,600
Molex, Inc. ..........................         2,100             101,063
Rockwell International Corp. .........         1,700              53,550
Thomas & Betts Corp. .................           400               7,650
                                                            ------------
                                                               6,914,450
                                                            ------------
ELECTRONICS (COMPONENT DISTRIBUTION) (0.0%)
Grainger (W.W.), Inc. ................           800              24,650
                                                            ------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ...........         4,233             312,184
Perkin-Elmer Inc. + ..................           200              13,225
Tektronix, Inc. ......................           400              29,600
                                                            ------------
                                                                 355,009
                                                            ------------
ELECTRONICS (SEMICONDUCTORS) (5.9%)
Adaptec, Inc. + ......................         1,600              36,400
Advanced Micro Devices Corp. + .......         2,100             162,225
Altera Corp. + .......................         3,100             316,006
Analog Devices, Inc. + ...............         5,300             402,800
Conexant Systems, Inc. + .............         3,100             150,738
Intel Corp. ..........................        49,000           6,550,687
Linear Technology Corp. ..............         2,800             179,025
LSI Logic Corp. + ....................         3,700             200,263
Maxim Integrated Products, Inc. + ....         2,400             163,050
Micron Technology, Inc. + ............         5,100             449,119
National Semiconductor Corp. + .......         2,600             147,550
Texas Instruments, Inc. ..............        25,000           1,717,187
Xilinx, Inc. + .......................         4,800             396,300
                                                            ------------
                                                              10,871,350
                                                            ------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ..........................           800              25,300
                                                            ------------
ENTERTAINMENT (1.4%)
Time Warner, Inc. ....................        12,000             912,000
Viacom, Inc. + .......................        13,900             947,806
Walt Disney Co. (The) + ..............        18,700             725,794
                                                            ------------
                                                               2,585,600
                                                            ------------
EQUIPMENT (SEMICONDUCTORS) (0.8%)
Applied Materials, Inc. + ............        11,800           1,069,375
KLA Instruments Corp. + ..............         2,600             152,262
Teradyne, Inc. + .....................         2,500             183,750
                                                            ------------
                                                               1,405,387
                                                            ------------
FINANCIAL (DIVERSIFIED) (3.3%)
American Express Co. .................        12,200             635,925
Associates First Capital Corp. .......         6,900             153,956
Citigroup Inc. .......................        51,800           3,120,950
Federal National Mortgage Association         12,400             647,125
Freddie Mac Corp. ....................         6,100             247,050
Morgan Stanley Dean Witter & Co. .....        13,800           1,148,850
SLM Holding Corp. ....................         1,600              59,900
                                                            ------------
                                                               6,013,756
                                                            ------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
FOODS (1.0%)
Bestfoods ............................         3,300        $    228,525
Conagra, Inc. ........................         4,400              83,875
General Mills, Inc. ..................         2,500              95,625
Heinz (H.J.) Co. .....................         3,000             131,250
Hershey Foods Corp. ..................         1,400              67,900
Kellogg Co. ..........................         3,300              98,175
Nabisco Group Holdings Corp. .........         1,600              41,500
PepsiCo, Inc. ........................        13,400             595,462
Quaker Oats Co. ......................         1,200              90,150
Ralston-Ralston Purina Group .........         2,500              49,844
Sara Lee Corp. .......................         7,300             140,981
Unilever NV ..........................         4,800             206,400
Wrigley (Wm.) Jr. Co. + ..............           900              72,169
                                                            ------------
                                                               1,901,856
                                                            ------------
FOOTWEAR (0.1%)
Nike, Inc. ...........................         2,400              95,550
                                                            ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .......         1,200              25,125
                                                            ------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .................           900              35,381
Stanley Works (The) ..................           900              21,375
                                                            ------------
                                                                  56,756
                                                            ------------
HEALTH CARE (DRUGS) (0.1%)
Alza Corp. + .........................         1,000              59,125
Watson Pharmaceuticals, Inc. + .......           900              48,375
                                                            ------------
                                                                 107,500
                                                            ------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (4.1%)
Eli Lilly & Co. ......................        12,800           1,278,400
Merck & Co., Inc. ....................        20,700           1,586,138
Pfizer, Inc. .........................        72,975           3,502,800
Pharmacia Corporation ................        11,388             588,617
Schering Plough ......................        13,300             671,650
                                                            ------------
                                                               7,627,605
                                                            ------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
HCA - The Healthcare Corp. ...........         4,900             148,838
Tenet Healthcare Corp. + .............         3,100              83,700
                                                            ------------
                                                                 232,538
                                                            ------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated ......         1,500             128,625
                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.7%)
Bard (C.R.) Inc. .....................           700              33,688
Bausch & Lomb, Inc. ..................           700              54,163
Baxter International, Inc. ...........         2,500             175,781
Becton, Dickinson & Co. ..............         2,300              65,981
Biomet, Inc. .........................           900              34,594
Guidant Corp. + ......................         2,800             138,600
Medtronic, Inc. + ....................        10,900             542,956
PE Corp-PE Biosystems Group ..........         2,300             151,512
Saint Jude Medical, Inc. + ...........         1,200              55,050
                                                            ------------
                                                               1,252,325
                                                            ------------


164 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
HEALTH CARE DIVERSIFIED (2.1%)
Abbott Laboratories ..................        14,100        $    628,331
Allergan, Inc. .......................         1,100              81,950
American Home Products Corp. .........         6,100             358,375
Bristol-Myers Squibb Co. .............        17,600           1,025,200
Johnson & Johnson ....................        16,400           1,670,750
Mallinckrodt Inc. ....................           700              30,406
                                                            ------------
                                                               3,795,012
                                                            ------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. ...........           300               5,944
Pulte Corp. ..........................           400               8,650
                                                            ------------
                                                                  14,594
                                                            ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ................         1,700              28,050
Maytag Corp. .........................           400              14,750
Whirlpool Corp. ......................         1,200              55,950
                                                            ------------
                                                                  98,750
                                                            ------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.6%)
Clorox Co. ...........................         2,100              94,106
Colgate-Palmolive Co. ................         5,100             305,363
Fort James Corp. .....................         1,200              27,750
Kimberly-Clark Corp. .................         4,800             275,400
Procter & Gamble Co. .................         5,800             332,050
                                                            ------------
                                                               1,034,669
                                                            ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................         1,600              36,900
Newell Rubbermaid Inc. ...............         2,300              59,225
Tupperware Corp. .....................           800              17,600
                                                            ------------
                                                                 113,725
                                                            ------------
INSURANCE (LIFE/HEALTH) (0.2%)
AFLAC, Inc. ..........................         2,700             124,031
American General Corp. ...............         2,100             128,100
Jefferson-Pilot Corp. ................           900              50,794
Lincoln National Corp. ...............         2,000              72,250
Torchmark Corp. ......................         1,200              29,625
                                                            ------------
                                                                 404,800
                                                            ------------
INSURANCE (MULTI-LINE) (1.4%)
American International Group, Inc. ...        19,000           2,232,500
CIGNA Corp. ..........................         2,400             224,400
Hartford Financial Services Group,
 Inc..................................         2,800             156,625
Loews Corp. ..........................         1,000              60,000
                                                            ------------
                                                               2,673,525
                                                            ------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Allstate Corp. (The) .................         6,900             153,525
Chubb Corp. ..........................           800              49,200
Cincinnati Financial Corp. ...........         1,700              53,444
MBIA, Inc. ...........................           600              28,913
MGIC Investment Corp. ................         1,200              54,600
St. Paul Co., Inc. ...................         2,700              92,137
                                                            ------------
                                                                 431,819
                                                            ------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................         2,400              74,550

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
INSURANCE BROKERS (CONTINUED)
Marsh & McLennan Co., Inc. ...........         2,300        $    240,206
                                                            ------------
                                                                 314,756
                                                            ------------
INVESTMENT BANKING/BROKERAGE (0.7%)
Bear Stearns Co., Inc. (The) .........         1,400              58,275
Charles Schwab Corp. .................        12,050             405,181
Lehman Brothers Holdings Inc. ........         1,800             170,213
Merrill Lynch & Co., Inc. ............         4,500             517,500
Paine Webber Group Inc. ..............         1,600              72,800
                                                            ------------
                                                               1,223,969
                                                            ------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. .............         2,200              66,825
T. Rowe Price & Associates ...........         1,200              51,000
                                                            ------------
                                                                 117,825
                                                            ------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. ......................           900              14,906
Harley-Davidson, Inc. ................         2,500              96,250
Hasbro, Inc. .........................         1,800              27,113
Mattel, Inc. .........................         4,000              52,750
                                                            ------------
                                                                 191,019
                                                            ------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         2,900              56,550
Hilton Hotels Corp. ..................         4,000              37,500
Marriott International, Inc. .........         2,400              86,550
                                                            ------------
                                                                 180,600
                                                            ------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ....................         3,200             108,400
Deere & Co. ..........................         3,400             125,800
Dover Corp. ..........................         2,500             101,406
Ingersoll-Rand Co. ...................         1,400              56,350
Timken Co. ...........................           700              13,038
                                                            ------------
                                                                 404,994
                                                            ------------
MANUFACTURING (DIVERSIFIED) (1.0%)
Danaher Corp. ........................         1,400              69,213
Eaton Corp. ..........................           600              40,200
Honeywell International Inc. .........         7,300             245,919
Illinois Tool Works, Inc. ............         2,600             148,200
ITT Industries, Inc. .................         1,000              30,375
Johnson Controls, Inc. ...............         1,300              66,706
Minnesota Mining and Manufacturing Co.         3,700             305,250
National Service Industries, Inc. ....           400               7,800
Parker-Hannifin Corp. ................         1,400              47,950
PPG Industries Inc. ..................         2,200              97,487
Textron, Inc. ........................         1,400              76,038
Thermo Electron Corp. + ..............         1,300              27,381
Tyco International Ltd. ..............        15,400             729,575
                                                            ------------
                                                               1,892,094
                                                            ------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. .................         1,100              73,837
Briggs & Stratton Corp. ..............           200               6,850
Millipore Corp. ......................           500              37,688
Pall Corp. ...........................         1,300              24,050


                                      See Notes to Portfolio of Investments. 165

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES H (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
MANUFACTURING (SPECIALIZED) (CONTINUED)
Sealed Air Corp. + ...................           800        $     41,900
United Technologies Corp. ............         4,100             241,387
                                                            ------------
                                                                 425,712
                                                            ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ...................         3,700              67,294
Inco Ltd. + ..........................         3,100              47,663
Placer Dome, Inc. ....................         3,300              31,556
                                                            ------------
                                                                 146,513
                                                            ------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.5%)
Coastal Corp. (The) ..................         2,600             158,275
Columbia Energy Group ................           800              52,500
El Paso Energy Corp. .................         2,100             106,969
Enron Corp. ..........................         6,700             432,150
NICOR, Inc. ..........................           400              13,050
People's Energy Corp. ................           200               6,475
Sempra Energy ........................         2,500              42,500
Williams Co., Inc. (The) .............         1,900              79,206
                                                            ------------
                                                                 891,125
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         1,200              48,000
                                                            ------------
OIL (0.7%)
Royal Dutch Petroleum Co. ............        20,000           1,231,250
                                                            ------------
OIL & GAS (DRILLING & EQUIPMENT) (0.1%)
Baker Hughes Inc. ....................         3,200             102,400
Rowan Co., Inc. + ....................         1,200              36,450
                                                            ------------
                                                                 138,850
                                                            ------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.3%)
Anadarko Petroleum Corp. .............         1,500              73,969
Apache Corp. .........................         1,400              82,338
Burlington Resources, Inc. ...........         2,200              84,150
Kerr-McGee Corp. .....................         1,600              94,300
Union Pacific Resources Group Inc. ...         2,600              57,200
Unocal Corp. .........................         3,700             122,562
                                                            ------------
                                                                 514,519
                                                            ------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. ....................           800              28,050
Sunoco Inc. ..........................         1,300              38,269
Tosco Corp. ..........................         2,000              56,625
                                                            ------------
                                                                 122,944
                                                            ------------
OIL (DOMESTIC INTEGRATED) (0.3%)
Amerada Hess Corp. ...................         1,500              92,625
Conoco Inc. ..........................         5,300             130,181
Occidental Petroleum Corp. ...........         5,500             115,844
Phillips Petroleum Co. ...............         2,800             141,925
USX-Marathon Group ...................         4,000             100,250
                                                            ------------
                                                                 580,825
                                                            ------------
OIL (INTERNATIONAL INTEGRATED) (2.3%)
Chevron Corp. ........................         6,000             508,875
Exxon Mobil Corp. ....................        42,500           3,336,250
Texaco, Inc. .........................         8,000             426,000
                                                            ------------
                                                               4,271,125
                                                            ------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..................           800        $     20,700
Georgia-Pacific Corp. ................         1,700              44,625
International Paper Co. ..............         4,266             127,175
Louisiana-Pacific Corp. ..............         1,300              14,138
Mead Corp. ...........................         1,000              25,250
Potlatch Corp. .......................           300               9,938
Westvaco Corp. .......................         1,000              24,812
Weyerhaeuser Co. .....................         2,900             124,700
Willamette Industries, Inc. ..........         1,500              40,875
                                                            ------------
                                                                 432,213
                                                            ------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. ...................           700              21,394
Avon Products, Inc. ..................         1,100              48,950
Gillette Co. .........................         9,600             335,400
                                                            ------------
                                                                 405,744
                                                            ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         3,000             178,500
Polaroid Corp. .......................           200               3,613
Xerox Corp. ..........................         3,100              64,325
                                                            ------------
                                                                 246,438
                                                            ------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ..........................         3,600             164,250
                                                            ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ...............           500              27,188
McGraw-Hill Co., Inc. ................         1,700              91,800
Meredith Corp. .......................           300              10,125
                                                            ------------
                                                                 129,113
                                                            ------------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. ................         1,200              87,900
Gannett Co., Inc. ....................         2,400             143,550
Knight-Ridder, Inc. ..................           800              42,550
New York Times Co. ...................         1,500              59,250
Times Mirror Company (2) .............           600              54,315
Tribune Co. ..........................          2800               98000
                                                            ------------
                                                                 485,565
                                                            ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ...         4,500             103,219
Kansas City Southern Industries, Inc.          1,300             115,294
Union Pacific Corp. ..................         2,200              81,812
                                                            ------------
                                                                 300,325
                                                            ------------
RESTAURANTS (0.3%)
Darden Restaurants, Inc. .............         1,200              19,500
McDonald's Corp. .....................        12,400             408,425
Tricon Global Restaurants, Inc. + ....         1,500              42,375
Wendy's International, Inc. ..........         1,200              21,375
                                                            ------------
                                                                 491,675
                                                            ------------
RETAIL (BUILDING SUPPLIES) (0.9%)
Home Depot, Inc. .....................        28,300           1,413,231
Lowe's Co., Inc. .....................         5,600             229,950
Sherwin-Williams Co. .................         1,500              31,781
                                                            ------------
                                                               1,674,962
                                                            ------------


166 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + .................         2,400        $    151,800
Circuit City Stores, Inc. ............         2,700              89,606
RadioShack Corporation ...............         2,000              94,750
                                                            ------------
                                                                 336,156
                                                            ------------
RETAIL (DISCOUNTERS) (0.0%)
Dollar General Corp. .................         2,750              53,625
                                                            ------------
RETAIL (DEPARTMENT STORES) (0.3%)
Federated Department Stores, Inc. + ..         2,700              91,125
Kohl's Corp. + .......................         3,800             211,375
May Department Stores Co. ............         1,300              31,200
Nordstrom, Inc. ......................         1,300              31,363
Sears, Roebuck & Co. .................         3,100             101,137
                                                            ------------
                                                                 466,200
                                                            ------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.9%)
Costco Wholesale Corp. + .............         1,900              62,700
Target Corporation ...................         5,300             307,400
Wal-Mart Stores, Inc. ................        54,800           3,157,850
                                                            ------------
                                                               3,527,950
                                                            ------------
RETAIL (SPECIALITY) (0.1%)
AutoZone, Inc. + .....................         1,500              33,000
Bed Bath & Beyond, Inc. + ............         1,900              68,875
Office Depot, Inc. + .................         3,200              20,000
Staples, Inc. + ......................         2,000              30,750
                                                            ------------
                                                                 152,625
                                                            ------------
RETAIL SPECIALITY - APPAREL (0.2%)
Gap, Inc. ............................         7,400             231,250
The Limited, Inc. ....................         6,200             134,075
TJX Companies, Inc. ..................         3,400              63,750
                                                            ------------
                                                                 429,075
                                                            ------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ............................         3,300             132,000
Longs Drug Stores, Inc. ..............           300               6,525
Walgreen Co. .........................         8,600             276,812
                                                            ------------
                                                                 415,337
                                                            ------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. ....................         1,800              59,850
Safeway, Inc. + ......................         4,400             198,550
                                                            ------------
                                                                 258,400
                                                            ------------
SAVINGS & LOAN COMPANIES (0.1%)
Golden West Financial Corp. ..........         1,700              69,381
Washington Mutual Fin. Corp. .........         2,400              69,300
                                                            ------------
                                                                 138,681
                                                            ------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
Interpublic Group of Co., Inc. (The) .         2,400             103,200
Omnicom Group, Inc. ..................         1,600             142,500
Young And Rubicam, Inc. + ............           700              40,031
                                                            ------------
                                                                 285,731
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER) (0.2%)
Cendant Corp. + ......................         5,800              81,200
Convergys Corp. + ....................         1,400              72,625
Dun & Bradstreet Corp. ...............         1,600              45,800

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
SERVICES (COMMERCIAL & CONSUMER) (CONTINUED)
H&R Block, Inc. ......................           900        $     29,137
IMS Health, Inc. .....................         3,000              54,000
                                                            ------------
                                                                 282,762
                                                            ------------
SERVICES (COMPUTER SYSTEMS) (0.2%)
Computer Sciences Corp. + ............         1,500             112,031
Electronic Data Systems Corp. ........         4,500             185,625
Sabre Holdings Corporation ...........           939              26,762
Sapient Corp. + ......................           800              85,550
                                                            ------------
                                                                 409,968
                                                            ------------
SERVICES (DATA PROCESSING) (0.4%)
Automatic Data Processing, Inc. ......         5,900             316,019
Equifax, Inc. ........................         1,300              34,125
First Data Corp. .....................         3,800             188,575
Paychex, Inc. ........................         3,450             144,900
                                                            ------------
                                                                 683,619
                                                            ------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           600              14,138
RR Donnelley & Sons Co. ..............         1,200              27,075
                                                            ------------
                                                                  41,213
                                                            ------------
STEEL (0.0%)
Nucor Corp. ..........................           800              26,550
USX-US Steel Group, Inc. .............         1,400              25,988
Worthington Industries ...............           400               4,200
                                                            ------------
                                                                  56,738
                                                            ------------
TELEPHONE (2.1%)
ALLTEL Corp. .........................         2,900             179,619
Bell Atlantic Corp. ..................        14,100             716,456
BellSouth Corp. ......................        17,200             733,150
CenturyTel, Inc. .....................           700              20,125
GTE Corp. ............................         8,800             547,800
SBC Communications, Inc. .............        30,200           1,306,150
U.S. WEST, Inc. ......................         4,800             411,600
                                                            ------------
                                                               3,914,900
                                                            ------------
TELEPHONE LONG DISTANCE (1.2%)
AT&T Corp. ...........................        16,900             534,463
Sprint Corp. .........................         8,000             408,000
WorldCom, Inc. .......................        25,500           1,169,813
                                                            ------------
                                                               2,112,276
                                                            ------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ..................           800              28,200
Russell Corporation ..................           300               6,000
VF Corp. .............................         1,200              28,575
                                                            ------------
                                                                  62,775
                                                            ------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ...           100               3,219
                                                            ------------
TOBACCO (0.3%)
Philip Morris Co., Inc. ..............        21,400             568,437
UST, Inc. ............................         1,400              20,563
                                                            ------------
                                                                 589,000
                                                            ------------
TRUCKERS (0.0%)
Ryder System, Inc. ...................           700              13,256
                                                            ------------


                                      See Notes to Portfolio of Investments. 167

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES H (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                        --------------      ------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. .............           700        $     19,075
Navistar International Corp. + .......           700              21,744
PACCAR, Inc. .........................           800              31,750
                                                            ------------
                                                                  72,569
                                                            ------------
TOTAL COMMON STOCKS (COST $122,218,291)                      126,614,249
                                                            ------------

                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (29.1%)
Federal National Mortgage Association
 - Strip, Zero Coupon, 01/15/05 .......  $ 13,022,000           9,573,136
Federal National Mortgage Association
 - Strip, Zero Coupon, 02/07/05 .......     5,005,000           3,662,629
Federal National Mortgage Association
 - Strip, Zero Coupon, 02/15/05 .......     5,588,000           4,157,807
U.S. Treasury Note, Zero Coupon,
 01/15/05..............................    10,302,000           7,708,781
U.S. Treasury Note, Zero Coupon,
 02/15/05..............................    13,454,000          10,098,438
U.S. Treasury Note, Zero Coupon,
 02/15/05..............................    24,794,000          18,701,866
                                                             ------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $52,907,716)                                                  53,902,657
                                                             ------------
SHORT-TERM INVESTMENTS (2.4%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00................     3,897,000           3,897,000
U.S. Treasury Bill, 6.02%, 11/09/00 @..       200,000             195,805
U.S. Treasury Bill, 6.14%, 11/09/00 @..       100,000              97,903
U.S. Treasury Bill, 6.18%, 11/09/00 @..       200,000             195,806
                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $4,386,058)                                              4,386,514
                                                             ------------
TOTAL INVESTMENTS
 (COST $179,512,065)(A)                                       184,903,420
OTHER ASSETS LESS LIABILITIES                                       8,159
                                                             ------------
TOTAL NET ASSETS                                             $184,911,579
                                                             ------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $183,413,132. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................            $  7,589,848

Unrealized losses...........................              (6,099,560)
                                                        ------------

 Net unrealized gain........................            $  1,490,288
                                                        ============


Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------   ------------
    LONG CONTRACTS
 -------------------
S&P 500 Index Futures...    10        $3,670,250      Sep 00       $  (62,644)
                                      ==========                   ==========

+   Non-income producing security.

(a) Security pledged to cover initial margin requirements on open futures contracts at June 30, 2000.

(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

(2) Tribune Co. acquired Times Mirror Co. on June 12, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of Times Mirror Co. on June 30, 2000 reflects the fair value of the Tribune Co. offer.

Category percentages are based on net assets.


168 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES I
--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
COMMON STOCKS (62.0%)
AEROSPACE/DEFENSE (0.3%)
Boeing Co. ............................        3,600          $  150,525
General Dynamics Corp. ................          700              36,575
Goodrich (B.F.) Co. ...................          200               6,813
Lockheed Martin Corp. .................        1,700              42,181
Northrop Grumman Corp. ................          500              33,125
                                                           -------------
                                                                 269,219
                                                           -------------
AGRICULTURE (0.0%)
Archer-Daniels-Midland Co. ............        1,500              14,719
                                                           -------------
AIR FREIGHT (0.1%)
FedEx Corporation + ...................        1,400              53,200
                                                           -------------
AIRLINES (0.1%)
AMR Corp. + ...........................        1,100              29,081
Delta Air Lines, Inc. .................          600              30,338
Southwest Airlines Co. ................        2,200              41,662
                                                           -------------
                                                                 101,081
                                                           -------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ...................        1,600              49,600
Alcoa Inc. ............................        3,600             104,400
                                                           -------------
                                                                 154,000
                                                           -------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ..............          100               1,113
Dana Corp. ............................          800              16,950
Delphi Automotive Systems Corp. .......        4,000              58,250
Genuine Parts Co. .....................          600              12,000
Goodyear Tire & Rubber Co. (The) ......          800              16,000
Snap-On, Inc. .........................          300               7,988
TRW, Inc. .............................          500              21,687
Visteon Corp. .........................          851              10,319
                                                           -------------
                                                                 144,307
                                                           -------------
AUTOMOBILES (0.5%)
Ford Motor Co. ........................        6,500             279,500
General Motors Corp. + ................        4,500             261,281
                                                           -------------
                                                                 540,781
                                                           -------------
BANKS (MAJOR REGIONAL) (1.4%)
Bank of New York Co., Inc. ............        3,400             158,100
BB&T Corp. ............................        1,600              38,200
Comerica, Inc. ........................          700              31,412
Fifth Third Bancorp ...................        1,500              94,875
Firstar Corp. .........................        4,200              88,462
Fleet Boston Financial Corp. ..........        6,400             217,600
KeyCorp ...............................        1,000              17,625
Mellon Financial Corp. ................        2,200              80,162
Northern Trust Corp. ..................        1,300              84,581
Old Kent Financial Corp. ..............          630              16,853
PNC Bank Corp. ........................        1,400              65,625
SouthTrust Corp. ......................        1,100              24,887
State Street Corp. ....................          700              74,244
Summit Bancorp ........................          700              17,238
Suntrust Banks, Inc. ..................        1,500              68,531

                                             NUMBER OF          MARKET
                                              SHARES             VALUE
                                          -------------    -------------
BANKS (MAJOR REGIONAL) (CONTINUED)
Synovus Financial Corp. ...............        1,100          $   19,388
Union Planters Co. ....................          600              16,763
Wells Fargo & Co. .....................        7,000             271,250
                                                           -------------
                                                               1,385,796
                                                           -------------
BANKS (MONEY CENTER) (0.7%)
Bank of America Corp. .................        7,200             309,600
Chase Manhattan Corp. .................        5,300             244,132
First Union Corp. .....................        4,100             101,731
J.P. Morgan & Co. .....................          800              88,100
                                                           -------------
                                                                 743,563
                                                           -------------
BEVERAGES (NON-ALCOHOLIC) (0.6%)
Coca-Cola Co. (The) ...................       10,300             591,606
                                                           -------------
BEVERAGES (ALCOHOLIC) (0.2%)
Anheuser-Busch Co., Inc. ..............        2,500             186,719
Brown-Forman Corp. + ..................          200              10,750
Coors (Adolph) Co. ....................          200              12,100
                                                           -------------
                                                                 209,569
                                                           -------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc. + .........................        4,300             302,075
Biogen, Inc. + ........................          600              38,700
MedImmune, Inc. + .....................          900              66,600
                                                           -------------
                                                                 407,375
                                                           -------------
BROADCASTING (TV, RADIO & CABLE) (0.3%)
Clear Channel Communications, Inc. + ..        1,400             105,000
Mediaone Group, Inc. + (1) ............        2,600             172,416
                                                           -------------
                                                                 277,416
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc. + .........        3,200             195,800
Sprint PCS + ..........................        3,700             220,150
                                                           -------------
                                                                 415,950
                                                           -------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. ......          900              27,731
Dow Chemical Co. ......................        3,800             114,712
Du Pont (E.I.) de Nemours .............        4,400             192,500
Eastman Chemical Co. ..................          600              28,650
Praxair, Inc. .........................          600              22,463
Union Carbide Corp. ...................          600              29,700
                                                           -------------
                                                                 415,756
                                                           -------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .......................          300               5,119
FMC Corp. + ...........................          100               5,800
                                                           -------------
                                                                  10,919
                                                           -------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. ..........................          600              23,437
Grace (W.R.) & Co. + ..................          200               2,425
International Flavors & Fragrances,
 Inc. .................................          500              15,094
Sigma-Aldrich Corp. ...................          500              14,625
                                                           -------------
                                                                  55,581
                                                           -------------
COMMUNICATIONS EQUIPMENT (3.3%)
ADC Telecommunications, Inc. + ........        2,200             184,525
Andrew Corp. + ........................          500              16,781


                                      See Notes to Portfolio of Investments. 169

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES I (CONTINUED)
--------------------------------------------------------------------------------

                                             NUMBER OF          MARKET
                                              SHARES             VALUE
                                          -------------    -------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Comverse Technology, Inc. + ...........        1,100        $    102,300
Corning, Inc. .........................        1,900             512,763
Lucent Technologies, Inc. .............        7,000             414,750
Motorola, Inc. ........................        9,300             270,281
Nortel Networks Corp. .................       20,500           1,399,125
QUALCOMM Inc. + .......................        3,100             186,000
Scientific-Atlanta, Inc. ..............        1,100              81,950
Tellabs, Inc. + .......................        1,700             116,344
                                                           -------------
                                                               3,284,819
                                                           -------------
COMPUTERS (HARDWARE) (3.5%)
Apple Computer, Inc. + ................        2,600             136,175
Compaq Computer Corp. .................        7,200             184,050
Dell Computer Corp. + .................       10,800             532,575
Gateway, Inc. + .......................        1,500              85,125
Hewlett-Packard Co. ...................        5,700             711,787
International Business Machines Corp. .        7,600             832,675
NCR Corp. + ...........................          400              15,575
Sun Microsystems, Inc. + ..............       11,200           1,018,500
                                                           -------------
                                                               3,516,462
                                                           -------------
COMPUTERS (NETWORKING) (3.3%)
3Com Corp. + ..........................          800              46,100
Cisco Systems, Inc. + .................       49,000           3,114,562
Network Appliance, Inc. + .............        2,100             169,050
                                                           -------------
                                                               3,329,712
                                                           -------------
COMPUTERS (PERIPHERALS) (1.1%)
EMC Corp. + ...........................       12,200             938,637
Lexmark International Group, Inc. + ...          600              40,350
Seagate Technology, Inc. + ............        1,300              71,500
                                                           -------------
                                                               1,050,487
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (5.3%)
Adobe Systems, Inc. ...................          700              91,000
America Online, Inc. + ................       12,700             669,925
Autodesk, Inc. ........................          300              10,406
BMC Software, Inc. + ..................        1,100              40,133
Citrix Systems, Inc. + ................        1,100              20,831
Computer Associates International, Inc.        2,400             122,850
Mercury Interactive Corp. + ...........          400              38,700
Microsoft Corp. + .....................       21,700           1,736,000
Oracle Corp. + ........................       19,900           1,672,844
Peoplesoft, Inc. + ....................        1,200              20,100
Siebel Systems, Inc. + ................        1,100             179,919
Unisys Corp. + ........................        1,500              21,844
VERITAS Software Corp. + ..............        2,800             316,444
Yahoo! Inc. + .........................        2,300             284,912
                                                           -------------
                                                               5,225,908
                                                           -------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ..................          500              21,344
                                                           -------------
CONSUMER (JEWELRY/NOVELTIES) (0.0%)
American Greeting Corp. ...............          200               3,800
                                                           -------------
CONSUMER FINANCE (0.3%)
Capital One Financial Corp. ...........          800              35,700

                                             NUMBER OF          MARKET
                                              SHARES             VALUE
                                          -------------    -------------
CONSUMER FINANCE (CONTINUED)
Countrywide Credit Industries, Inc. ...          500        $     15,156
Household International, Inc. .........        2,000              83,125
MBNA Corp. ............................        3,400              92,225
Providian Financial Corp. .............          900              81,000
                                                           -------------
                                                                 307,206
                                                           -------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ............................          100               3,219
Owens-Illinois, Inc. + ................          700               8,181
                                                           -------------
                                                                  11,400
                                                           -------------
CONTAINERS/PACKAGING (PAPER) (0.0%)
Bemis Co., Inc. .......................          300              10,088
Pactiv Corp. + ........................          800               6,300
Temple-Inland Inc. ....................          400              16,800
                                                           -------------
                                                                  33,188
                                                           -------------
DISTRIBUTORS (FOOD & HEALTH) (0.2%)
Cardinal Health, Inc. .................        1,200              88,800
SUPERVALU, Inc. .......................          600              11,438
Sysco Corp. ...........................        1,600              67,400
                                                           -------------
                                                                 167,638
                                                           -------------
ELECTRIC COMPANIES (0.8%)
Ameren Corp. ..........................          500              16,875
American Electric Power Co. ...........          940              27,848
Cinergy Corp. .........................          700              17,806
Consolidated Edison, Inc. .............          900              26,663
Constellation Energy Group ............          600              19,538
CP&L, Inc. ............................          700              22,356
Dominion Resources, Inc. ..............        1,300              55,737
DTE Energy Co. ........................          900              27,506
Duke Energy Corp. .....................        1,500              84,562
Edison International Inc. .............        1,500              30,750
Entergy Corp. .........................        1,500              40,781
FirstEnergy Corp. .....................        1,000              23,375
Florida Progress Corp. ................          500              23,438
FPL Group, Inc. .......................          800              39,600
GPU, Inc. .............................          800              21,650
New Century Energies, Inc. ............          500              15,000
Peco Energy Co. .......................          900              36,281
PG&E Corp. ............................        1,800              44,325
Pinnacle West Capital Corp. ...........          300              10,163
PPL Corporation .......................        1,100              24,131
Public Service Enterprise Group, Inc. .          900              31,162
Reliant Energy Inc. ...................        1,200              35,475
Southern Co. ..........................        3,200              74,600
TXU Corp. .............................        1,300              38,350
Unicom Corp. ..........................          900              34,819
                                                           -------------
                                                                 822,791
                                                           -------------
ELECTRICAL EQUIPMENT (3.2%)
Cooper Industries, Inc. ...............          500              16,281
Emerson Electric Co. ..................        1,900             114,712
General Electric Co. ..................       56,300           2,983,900
Molex, Inc. ...........................        1,100              52,938


170  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
ELECTRICAL EQUIPMENT (CONTINUED)
Rockwell International Corp. ..........          800        $     25,200
                                                           -------------
                                                               3,193,031
                                                           -------------
ELECTRONICS (INSTRUMENTS) (0.2%)
Agilent Technologies, Inc. ............        1,900             140,125
Perkin-Elmer Inc. + ...................          100               6,613
Tektronix, Inc. .......................          200              14,800
                                                           -------------
                                                                 161,538
                                                           -------------
ELECTRONICS (SEMICONDUCTORS) (5.4%)
Adaptec, Inc. + .......................          800              18,200
Advanced Micro Devices Corp. + ........        1,200              92,700
Altera Corp. + ........................        1,400             142,712
Analog Devices, Inc. + ................        2,500             190,000
Conexant Systems, Inc. + ..............        1,400              68,075
Intel Corp. ...........................       23,600           3,155,025
Linear Technology Corp. ...............        2,100             134,269
LSI Logic Corp. + .....................        2,100             113,662
Maxim Integrated Products, Inc. + .....        1,600             108,700
Micron Technology, Inc. + .............        3,900             343,444
National Semiconductor Corp. + ........        1,200              68,100
Texas Instruments, Inc. ...............       11,500             789,906
Xilinx, Inc. + ........................        2,300             189,894
                                                           -------------
                                                               5,414,687
                                                           -------------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. ...........................          400              12,650
                                                           -------------
ENTERTAINMENT (1.2%)
Time Warner, Inc. .....................        5,600             425,600
Viacom, Inc. + ........................        6,400             436,400
Walt Disney Co. (The) + ...............        8,600             333,787
                                                           -------------
                                                               1,195,787
                                                           -------------
EQUIPMENT (SEMICONDUCTORS) (0.7%)
Applied Materials, Inc. + .............        5,700             516,563
KLA Instruments Corp. + ...............        1,300              76,131
Teradyne, Inc. + ......................        1,400             102,900
                                                           -------------
                                                                 695,594
                                                           -------------
FINANCIAL (DIVERSIFIED) (2.8%)
American Express Co. ..................        5,700             297,112
Associates First Capital Corp. ........        3,000              66,938
Citigroup Inc. ........................       23,800           1,433,950
Federal National Mortgage Association .        5,600             292,250
Freddie Mac Corp. .....................        3,100             125,550
Morgan Stanley Dean Witter & Co. ......        6,200             516,150
SLM Holding Corp. .....................          700              26,206
                                                           -------------
                                                               2,758,156
                                                           -------------
FOODS (0.9%)
Bestfoods .............................        1,100              76,175
Conagra, Inc. .........................        2,000              38,125
General Mills, Inc. ...................        1,300              49,725
Heinz (H.J.) Co. ......................        1,700              74,375
Hershey Foods Corp. ...................          500              24,250
Kellogg Co. ...........................        1,700              50,575
PepsiCo, Inc. .........................        5,900             262,181

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
FOODS (CONTINUED)
Quaker Oats Co. .......................          600        $     45,075
Ralston-Ralston Purina Group ..........        1,300              25,919
Sara Lee Corp. ........................        3,800              73,387
Unilever NV ...........................        2,400             103,200
Wrigley (Wm.) Jr. Co. + ...............          400              32,075
                                                           -------------
                                                                 855,062
                                                           -------------
FOOTWEAR (0.0%)
Nike, Inc. ............................          800              31,850
Reebok International Ltd. + ...........          200               3,188
                                                           -------------
                                                                  35,038
                                                           -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ........          600              12,563
                                                           -------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..................          400              15,725
Stanley Works (The) ...................          400               9,500
                                                           -------------
                                                                  25,225
                                                           -------------
HEALTH CARE (DRUGS) (0.0%)
Alza Corp. + ..........................          400              23,650
Watson Pharmaceuticals, Inc. + ........          400              21,500
                                                           -------------
                                                                  45,150
                                                           -------------
HEALTH CARE (DRUGS/PHARMACEUTICALS) (4.1%)
Eli Lilly & Co. .......................        6,300             629,213
Merck & Co., Inc. .....................        9,700             743,262
Pfizer, Inc. ..........................       43,850           2,104,800
Pharmacia Corporation .................        5,600             289,450
Schering Plough .......................        6,200             313,100
                                                           -------------
                                                               4,079,825
                                                           -------------
HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
HCA - The Healthcare Corp. ............        2,200              66,825
Tenet Healthcare Corp. + ..............        1,800              48,600
                                                           -------------
                                                                 115,425
                                                           -------------
HEALTH CARE (MANAGED CARE) (0.1%)
UnitedHealth Group Incorporated .......        1,300             111,475
                                                           -------------
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (0.6%)
Bard (C.R.) Inc. ......................          300              14,438
Bausch & Lomb, Inc. ...................          300              23,213
Baxter International, Inc. ............        1,400              98,437
Becton, Dickinson & Co. ...............        1,100              31,556
Biomet, Inc. ..........................          400              15,375
Boston Scientific Corp. + .............        1,800              39,487
Guidant Corp. + .......................        1,300              64,350
Medtronic, Inc. + .....................        5,100             254,044
PE Corp-PE Biosystems Group ...........          900              59,287
Saint Jude Medical, Inc. + ............          100               4,588
                                                           -------------
                                                                 604,775
                                                           -------------
HEALTH CARE (SPECIAL SERVICES) (0.0%)
HEALTHSOUTH Corp. + ...................        1,900              13,656
                                                           -------------
HEALTH CARE DIVERSIFIED (1.8%)
Abbott Laboratories ...................        6,700             298,569
Allergan, Inc. ........................          800              59,600
American Home Products Corp. ..........        2,700             158,625


                                     See Notes to Portfolio of Investments.  171

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES I (CONTINUED)
--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
HEALTH CARE DIVERSIFIED (CONTINUED)
Bristol-Myers Squibb Co. ..............        8,400        $    489,300
Johnson & Johnson .....................        7,600             774,250
Mallinckrodt Inc. .....................          300              13,031
                                                           -------------
                                                               1,793,375
                                                           -------------
HOMEBUILDING (0.0%)
Centex Corp. ..........................          200               4,700
Kaufman & Broad Home Corp. ............          100               1,981
Pulte Corp. ...........................          200               4,325
                                                           -------------
                                                                  11,006
                                                           -------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. .................          800              13,200
Maytag Corp. ..........................          200               7,375
Whirlpool Corp. .......................          600              27,975
                                                           -------------
                                                                  48,550
                                                           -------------
HOUSEHOLD PRODUCTS (NON-DURABLE) (0.5%)
Clorox Co. ............................        1,000              44,813
Colgate-Palmolive Co. .................        2,700             161,662
Fort James Corp. ......................        1,100              25,438
Kimberly-Clark Corp. ..................        2,300             131,962
Procter & Gamble Co. ..................        2,800             160,300
                                                           -------------
                                                                 524,175
                                                           -------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ..................          700              16,144
Newell Rubbermaid Inc. ................        1,100              28,325
Tupperware Corp. ......................          400               8,800
                                                           -------------
                                                                  53,269
                                                           -------------
INSURANCE (LIFE/HEALTH) (0.2%)
AFLAC, Inc. ...........................        1,300              59,719
American General Corp. ................        1,200              73,200
Jefferson-Pilot Corp. .................          600              33,862
Lincoln National Corp. ................          900              32,512
Torchmark Corp. .......................          600              14,813
                                                           -------------
                                                                 214,106
                                                           -------------
INSURANCE (MULTI-LINE) (1.0%)
American International Group, Inc. ....        6,600             775,500
CIGNA Corp. ...........................        1,000              93,500
Hartford Financial Services Group, Inc.        1,100              61,531
Loews Corp. ...........................          500              30,000
                                                           -------------
                                                                 960,531
                                                           -------------
INSURANCE (PROPERTY/CASUALTY) (0.2%)
Allstate Corp. (The) ..................        1,700              37,825
Chubb Corp. ...........................          800              49,200
Cincinnati Financial Corp. ............          800              25,150
MBIA, Inc. ............................          500              24,094
MGIC Investment Corp. .................          800              36,400
St. Paul Co., Inc. ....................        1,100              37,537
                                                           -------------
                                                                 210,206
                                                           -------------
INSURANCE BROKERS (0.2%)
Aon Corp. .............................        1,100              34,169
Marsh & McLennan Co., Inc. ............        1,100             114,881
                                                           -------------
                                                                 149,050
                                                           -------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Bear Stearns Co., Inc. (The) ..........          900        $     37,463
Charles Schwab Corp. ..................        2,600              87,425
Lehman Brothers Holdings Inc. .........          900              85,106
Merrill Lynch & Co., Inc. .............        2,100             241,500
Paine Webber Group Inc. ...............          700              31,850
                                                           -------------
                                                                 483,344
                                                           -------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ..............        1,000              30,375
T. Rowe Price & Associates ............          600              25,500
                                                           -------------
                                                                  55,875
                                                           -------------
LEISURE TIME (PRODUCTS) (0.1%)
Brunswick Corp. .......................          400               6,625
Harley-Davidson, Inc. .................        1,400              53,900
Hasbro, Inc. ..........................          900              13,556
                                                           -------------
                                                                  74,081
                                                           -------------
LODGING - HOTELS (0.1%)
Carnival Corp. ........................        1,300              25,350
Hilton Hotels Corp. ...................        1,500              14,063
Marriott International, Inc. ..........          600              21,637
                                                           -------------
                                                                  61,050
                                                           -------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. .....................        1,500              50,812
Deere & Co. ...........................        1,600              59,200
Dover Corp. ...........................        1,100              44,619
Ingersoll-Rand Co. ....................          900              36,225
Timken Co. ............................          300               5,588
                                                           -------------
                                                                 196,444
                                                           -------------
MANUFACTURING (DIVERSIFIED) (0.9%)
Crane Co. .............................          200               4,863
Danaher Corp. .........................          700              34,606
Eaton Corp. ...........................          300              20,100
Honeywell International Inc. ..........        3,400             114,537
Illinois Tool Works, Inc. .............        1,400              79,800
ITT Industries, Inc. ..................          500              15,188
Johnson Controls, Inc. ................          400              20,525
Minnesota Mining and Manufacturing Co.         1,800             148,500
National Service Industries, Inc. .....          200               3,900
Parker-Hannifin Corp. .................          700              23,975
PPG Industries Inc. ...................        1,000              44,312
Textron, Inc. .........................          700              38,019
Tyco International Ltd. ...............        7,400             350,575
                                                           -------------
                                                                 898,900
                                                           -------------
MANUFACTURING (SPECIALIZED) (0.2%)
Avery Dennison Corp. ..................          500              33,562
Briggs & Stratton Corp. ...............          100               3,425
Millipore Corp. .......................          300              22,613
Pall Corp. ............................          600              11,100
Sealed Air Corp. + ....................          400              20,950
United Technologies Corp. .............        2,000             117,750
                                                           -------------
                                                                 209,400
                                                           -------------


172 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ....................        1,900        $     34,557
Inco Ltd. + ...........................        1,400              21,525
Placer Dome, Inc. .....................        1,300              12,431
                                                           -------------
                                                                  68,513
                                                           -------------
NATURAL GAS (DISTRIBUTION - PIPE LINE) (0.5%)
Coastal Corp. (The) ...................        1,200              73,050
Columbia Energy Group .................          400              26,250
Eastern Enterprises ...................          100               6,300
El Paso Energy Corp. ..................        1,000              50,937
Enron Corp. ...........................        3,300             212,850
NICOR, Inc. ...........................          200               6,525
ONEOK, Inc. ...........................          100               2,594
People's Energy Corp. .................          100               3,238
Sempra Energy .........................        1,200              20,400
Williams Co., Inc. (The) ..............        1,900              79,206
                                                           -------------
                                                                 481,350
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ....................          600              24,000
                                                           -------------
OIL (0.7%)
Royal Dutch Petroleum Co. .............       11,900             732,594
                                                           -------------
OIL & GAS (DRILLING & EQUIPMENT) (0.2%)
Baker Hughes Inc. .....................        1,400              44,800
Rowan Co., Inc. + .....................          700              21,262
Schlumberger, Ltd. ....................        1,200              89,550
Transocean Sedco Forex Inc. ...........          500              26,719
                                                           -------------
                                                                 182,331
                                                           -------------
OIL & GAS (EXPLORATION/PRODUCTION) (0.3%)
Anadarko Petroleum Corp. ..............          600              29,588
Apache Corp. ..........................          700              41,169
Burlington Resources, Inc. ............        1,000              38,250
Kerr-McGee Corp. ......................          700              41,256
Union Pacific Resources Group Inc. ....        1,800              39,600
Unocal Corp. ..........................        1,800              59,625
                                                           -------------
                                                                 249,488
                                                           -------------
OIL & GAS (REFINING & MARKETING) (0.1%)
Ashland Oil, Inc. .....................          400              14,025
Sunoco Inc. ...........................          600              17,663
Tosco Corp. ...........................          900              25,481
                                                           -------------
                                                                  57,169
                                                           -------------
OIL (DOMESTIC INTEGRATED) (0.3%)
Amerada Hess Corp. ....................          600              37,050
Conoco Inc. ...........................        2,700              66,319
Occidental Petroleum Corp. ............        2,600              54,762
Phillips Petroleum Co. ................        1,800              91,237
USX-Marathon Group ....................        1,800              45,113
                                                           -------------
                                                                 294,481
                                                           -------------
OIL (INTERNATIONAL INTEGRATED) (2.1%)
Chevron Corp. .........................        4,500             381,656
Exxon Mobil Corp. .....................       19,000           1,491,500
Texaco, Inc. ..........................        3,900             207,675
                                                           -------------
                                                               2,080,831
                                                           -------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ...................          400        $     10,350
Georgia-Pacific Corp. .................        1,300              34,125
International Paper Co. ...............        2,495              74,385
Louisiana-Pacific Corp. ...............          600               6,525
Mead Corp. ............................          500              12,625
Potlatch Corp. ........................          100               3,313
Westvaco Corp. ........................          500              12,406
Weyerhaeuser Co. ......................        1,300              55,900
Willamette Industries, Inc. ...........          700              19,075
                                                           -------------
                                                                 228,704
                                                           -------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. ....................          200               6,112
Avon Products, Inc. ...................          600              26,700
Gillette Co. ..........................        4,500             157,219
                                                           -------------
                                                                 190,031
                                                           -------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. .....................        1,400              83,300
Polaroid Corp. ........................          100               1,806
Xerox Corp. ...........................        1,400              29,050
                                                           -------------
                                                                 114,156
                                                           -------------
POWER PRODUCERS (INDEPENDENT) (0.1%)
AES Corp. + ...........................        2,000              91,250
                                                           -------------
PUBLISHING (0.1%)
Harcourt General, Inc. ................          200              10,875
McGraw-Hill Co., Inc. .................        1,200              64,800
Meredith Corp. ........................          200               6,750
                                                           -------------
                                                                  82,425
                                                           -------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. .................          300              21,975
Gannett Co., Inc. .....................        1,300              77,756
Knight-Ridder, Inc. ...................          400              21,275
New York Times Co. ....................        1,100              43,450
Tribune Co. ...........................        1,400              49,000
                                                           -------------
                                                                 213,456
                                                           -------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ....        2,100              48,169
Kansas City Southern Industries, Inc. .          600              53,213
Union Pacific Corp. ...................        1,500              55,781
                                                           -------------
                                                                 157,163
                                                           -------------
RESTAURANTS (0.1%)
Darden Restaurants, Inc. ..............        1,100              17,875
McDonald's Corp. ......................        2,900              95,519
Tricon Global Restaurants, Inc. + .....          700              19,775
Wendy's International, Inc. ...........          600              10,687
                                                           -------------
                                                                 143,856
                                                           -------------
RETAIL (BUILDING SUPPLIES) (0.8%)
Home Depot, Inc. ......................       12,600             629,213
Lowe's Co., Inc. ......................        2,700             110,869
Sherwin-Williams Co. ..................          700              14,831
                                                           -------------
                                                                 754,913
                                                           -------------


                                      See Notes to Portfolio of Investments. 173

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES I (CONTINUED)
--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
Best Buy Co., Inc. + ..................        1,500        $     94,875
Circuit City Stores, Inc. .............        1,500              49,781
RadioShack Corporation ................        1,100              52,113
                                                           -------------
                                                                 196,769
                                                           -------------
RETAIL (DEPARTMENT STORES) (0.2%)
Federated Department Stores, Inc. + ...        1,300              43,875
Kohl's Corp. + ........................        1,500              83,437
May Department Stores Co. .............          700              16,800
Nordstrom, Inc. .......................          600              14,475
Sears, Roebuck & Co. ..................        1,500              48,938
                                                           -------------
                                                                 207,525
                                                           -------------
RETAIL (GENERAL MERCHANDISE CHAIN) (1.6%)
Costco Wholesale Corp. + ..............          900              29,700
Target Corporation ....................        2,000             116,000
Wal-Mart Stores, Inc. .................       24,900           1,434,862
                                                           -------------
                                                               1,580,562
                                                           -------------
RETAIL (SPECIALITY) (0.0%)
AutoZone, Inc. + ......................          700              15,400
Bed Bath & Beyond, Inc. + .............          600              21,750
                                                           -------------
                                                                  37,150
                                                           -------------
RETAIL SPECIALITY - APPAREL (0.2%)
Gap, Inc. .............................        3,500             109,375
The Limited, Inc. .....................        3,300              71,363
TJX Companies, Inc. ...................        1,300              24,375
                                                           -------------
                                                                 205,113
                                                           -------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. .............................        1,800              72,000
Longs Drug Stores, Inc. ...............          100               2,175
Walgreen Co. ..........................        4,300             138,406
                                                           -------------
                                                                 212,581
                                                           -------------
RETAIL STORES - FOOD CHAINS (0.1%)
Albertson's, Inc. .....................          900              29,925
Safeway, Inc. + .......................        2,100              94,763
                                                           -------------
                                                                 124,688
                                                           -------------
SAVINGS & LOAN COMPANIES (0.1%)
Charter One Financial, Inc. ...........          900              20,700
Golden West Financial Corp. ...........        1,000              40,813
Washington Mutual Fin. Corp. ..........        1,200              34,650
                                                           -------------
                                                                  96,163
                                                           -------------
SERVICES (ADVERTISING/MARKETING) (0.2%)
Interpublic Group of Co., Inc. (The) ..        1,400              60,200
Omnicom Group, Inc. ...................          900              80,157
Young And Rubicam, Inc. + .............          300              17,156
                                                           -------------
                                                                 157,513
                                                           -------------
SERVICES (COMMERCIAL & CONSUMER) (0.1%)
Cendant Corp. + .......................        3,100              43,400
Convergys Corp. + .....................          700              36,313
Dun & Bradstreet Corp. ................          800              22,900

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
SERVICES (COMMERCIAL & CONSUMER) (CONTINUED)
H&R Block, Inc. .......................          400        $     12,950
IMS Health, Inc. ......................        1,400              25,200
                                                           -------------
                                                                 140,763
                                                           -------------
SERVICES (COMPUTER SYSTEMS) (0.2%)
Computer Sciences Corp. + .............          700              52,281
Electronic Data Systems Corp. .........        2,000              82,500
Sabre Holdings Corporation ............          500              14,250
Sapient Corp. + .......................          400              42,775
                                                           -------------
                                                                 191,806
                                                           -------------
SERVICES (DATA PROCESSING) (0.3%)
Automatic Data Processing, Inc. .......        3,000             160,688
First Data Corp. ......................        1,800              89,325
Paychex, Inc. .........................        1,600              67,200
                                                           -------------
                                                                 317,213
                                                           -------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ..........................          300               7,069
RR Donnelley & Sons Co. ...............          600              13,537
                                                           -------------
                                                                  20,606
                                                           -------------
STEEL (0.0%)
Allegheny Technologies Incorporated ...          300               5,400
Nucor Corp. ...........................          600              19,912
USX-US Steel Group, Inc. ..............          700              12,994
Worthington Industries ................          200               2,100
                                                           -------------
                                                                  40,406
                                                           -------------
TELEPHONE (1.8%)
ALLTEL Corp. ..........................        1,400              86,712
Bell Atlantic Corp. ...................        6,700             340,444
BellSouth Corp. .......................        8,200             349,525
GTE Corp. .............................        4,100             255,225
SBC Communications, Inc. ..............       14,300             618,475
U.S. WEST, Inc. .......................        2,100             180,075
                                                           -------------
                                                               1,830,456
                                                           -------------
TELEPHONE LONG DISTANCE (1.1%)
AT&T Corp. ............................        7,900             249,838
Global Crossing Holdings Ltd. + .......        1,900              49,994
Sprint Corp. ..........................        3,700             188,700
WorldCom, Inc. ........................       12,000             550,500
                                                           -------------
                                                               1,039,032
                                                           -------------
TEXTILES (APPAREL) (0.0%)
Liz Claiborne, Inc. ...................          300              10,575
Russell Corporation ...................          200               4,000
VF Corp. ..............................          500              11,906
                                                           -------------
                                                                  26,481
                                                           -------------
TEXTILES (HOME FURNISHINGS) (0.0%)
Springs Industries, Inc. - Class A ....          100               3,219
                                                           -------------
TOBACCO (0.3%)
Philip Morris Co., Inc. ...............       10,000             265,625
UST, Inc. .............................          700              10,281
                                                           -------------
                                                                 275,906
                                                           -------------
TRUCKERS (0.0%)
Ryder System, Inc. ....................          300               5,681
                                                           -------------


174 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             NUMBER OF         MARKET
                                              SHARES            VALUE
                                          -------------    -------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. ..............          300        $      8,175
Navistar International Corp. + ........          300               9,319
PACCAR, Inc. ..........................          600              23,812
                                                           -------------
                                                                  41,306
                                                           -------------
TOTAL COMMON STOCKS (COST $62,197,739)                        61,736,241
                                                           -------------
PREFERRED STOCKS (0.1%)
Seagram Co. Ltd. ......................          900              52,200
                                                           -------------
TOTAL PREFERRED STOCKS (COST $52,445)                             52,200
                                                           -------------

                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (35.2%)
U.S. Treasury Note, 6.53%, 05/15/05 ...  $47,650,000          35,117,573
                                                           -------------

TOTAL LONG-TERM BONDS AND NOTES
 (COST $34,935,442)                                           35,117,573
                                                           -------------
SHORT-TERM INVESTMENTS (4.5%)
Federal Home Loan Mortgage
 Corp., 6.57%, 07/03/00................    4,298,000           4,298,000
U.S. Treasury Bill, 5.88%, 11/09/00 @ .      200,000             195,806
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $4,493,790)                                             4,493,806
                                                           -------------
TOTAL INVESTMENTS
 (COST $101,679,416)(A)                                      101,399,820
OTHER ASSETS LESS LIABILITIES                                 (1,780,051)
                                                           -------------
TOTAL NET ASSETS                                            $ 99,619,769
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $101,706,078. Unrealized gains and losses, based on identified tax cost at June 30, 2000, are as follows:

Unrealized gains............................            $  2,000,777

Unrealized losses...........................              (2,307,035)
                                                        ------------
 Net unrealized loss........................            $   (306,258)
                                                        ============

Information concerning open futures contracts at June 30, 2000 is shown below:

                          NO. OF       NOTIONAL     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures...     6        $2,202,150      Sep 00       $  (38,904)
                                      ==========                   ===========

+   Non-income producing security.
@ Security pledged to cover initial margin requirements on open sutures contracts at June 30, 2000.
(1) AT&T Corp. acquired MediaOne Group on June 15, 2000. As of June 30, 2000 the acquisition was not completed, therefore, the market value of MediaOne Group on June 30, 2000 reflects the fair value of the AT&T Corp. offer.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 175

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
SERIES J
--------------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
                                                ---------        ---------
SHORT-TERM INVESTMENTS (96.7%)
Federal Farm Credit Bank, 6.57%, 07/03/00 ....  $  85,000           85,000
Federal Home Loan Bank, 6.50%, 09/13/00 ......    100,000           98,711
Federal Home Loan Mortgage
 Corp., 6.49%, 09/14/00.......................     70,000           69,086
Federal National Mortgage
 Association, 6.49%, 09/14/00.................     70,000           69,086
U.S. Treasury Bill, 5.68%, 09/14/00 ..........     50,000           49,428
                                                                 ---------
TOTAL SHORT-TERM INVESTMENTS
 (COST $371,282)                                                   371,311
                                                                 ---------
TOTAL INVESTMENTS (COST $371,282)(A)                               371,311
OTHER ASSETS LESS LIABILITIES                                       12,478
                                                                 ---------
TOTAL NET ASSETS                                                  $383,789
                                                                 =========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, at June 30, 2000, are as follows:

Unrealized gains...........................................     $29

Unrealized losses..........................................       -

                                                                ---
 Net unrealized gain.......................................     $29
                                                                ===


Category percentages are based on net assets.

176 See Notes to Financial Statements.

--------------------------------------------------------------------------------







                       THIS PAGE INTENTIONALLY LEFT BLANK

AETNA GET FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SERIES C         SERIES D
                                               ------------     ------------
ASSETS:
Investments, at market value ...............   $188,807,159     $666,322,833
Cash .......................................          1,672           64,652
Receivable for:
 Dividends and interest ....................        117,527        2,453,906
 Investments sold ..........................        137,248           96,409
 Fund shares sold ..........................             --               --
 Variation margin ..........................             --           30,300
Prepaid expenses ...........................            724            2,190
                                               ------------     ------------
     Total assets ..........................    189,064,330      668,970,290
                                               ------------     ------------
LIABILITIES:
Payable for:
 Investments purchased .....................         42,248       95,372,664
 Fund shares redeemed ......................         56,630           66,640
Accrued investment advisory fees ...........         98,352          299,558
Accrued administrative service fees ........         12,294           37,445
Accrued custody fees .......................         10,498           25,616
Other liabilities ..........................         12,001            5,298
                                               ------------     ------------
     Total liabilities .....................        232,023       95,807,221
                                               ------------     ------------
      NET ASSETS ...........................   $188,832,307     $573,163,069
                                               ============     ============
NET ASSETS REPRESENTED BY:
Paid-in capital ............................   $140,190,014     $559,131,859
Net unrealized gain (loss) on investments
 and open futures contracts ................     31,489,599       (2,362,867)
Undistributed net investment income ........        434,979        8,091,807
Accumulated net realized gain (loss) on
 investments................................     16,717,715        8,302,270
                                               ------------     ------------
      NET ASSETS ...........................   $188,832,307     $573,163,069
                                               ============     ============

Cost of investments ........................   $157,317,560     $668,629,564
CAPITAL SHARES:
Par Value ..................................   $      0.001     $      0.001
Outstanding ................................     16,300,525       56,124,922
Net asset value, offering and redemption
 price per share (net assets divided by
 shares outstanding) .......................   $      11.58     $      10.21


178 See Notes to Financial Statements.

--------------------------------------------------------------------------------

        SERIES E         SERIES G         SERIES H         SERIES I         SERIES J
      ------------     ------------     ------------     ------------       --------
      $532,848,601     $243,250,343     $184,903,420     $101,399,820       $371,311
             2,012            1,329            1,364            2,404          7,069

           220,522           86,166           77,600           17,383             --
           166,142           72,236           57,683          639,613          8,724
                --               --               --               --          5,409
           146,450           20,200           25,250           15,150             --
               977               17               --               --             --
      ------------     ------------     ------------     ------------       --------
       533,384,704      243,430,291      185,065,317      102,074,370        392,513
      ------------     ------------     ------------     ------------       --------

            51,142           22,236           17,789        2,398,096             --
            58,418           12,706           13,258            4,782             --
           277,903          126,699           96,313           29,989             24
            34,738           15,837           12,039            3,924              7
            14,256           13,688            3,178            3,000          1,000
             4,377            6,894           11,161           14,810          7,693
      ------------     ------------     ------------     ------------       --------
           440,834          198,060          153,738        2,454,601          8,724
      ------------     ------------     ------------     ------------       --------
      $532,943,870     $243,232,231     $184,911,579     $ 99,619,769       $383,789
      ============     ============     ============     ============       ========

      $507,909,214     $242,648,282     $178,274,322     $ 99,726,350       $383,460
         8,960,217        1,800,136        5,328,711         (318,500)            29
         5,749,458        2,801,422        1,494,151          205,965            295
        10,324,981       (4,017,609)        (185,605)           5,954              5
      ------------     ------------     ------------     ------------       --------
      $532,943,870     $243,232,231     $184,911,579     $ 99,619,769       $383,789
      ============     ============     ============     ============       ========

      $523,514,683     $241,400,449     $179,512,065     $101,679,416       $371,282

      $      0.001     $      0.001     $      0.001     $      0.001       $  0.001
        50,462,635       24,073,604       17,624,144        9,840,997         38,345

      $      10.56     $      10.10     $      10.49     $      10.12       $  10.01



                                          See Notes to Financial Statements. 179

AETNA GET FUND
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   SERIES C        SERIES D
                                                   --------        --------
                                                   SIX MONTH       SIX MONTH
                                                 PERIOD ENDED    PERIOD ENDED
                                                 JUNE 30, 2000   JUNE 30, 2000
                                                  (UNAUDITED)     (UNAUDITED)
                                                 -------------   -------------
INVESTMENT INCOME:
Dividends .....................................  $    968,218    $  1,876,235
Interest ......................................       161,508       8,404,589
                                                 ------------    ------------
                                                    1,129,726      10,280,824
Foreign taxes withheld on dividends ...........        (5,864)        (11,216)
                                                 ------------    ------------
     Total investment income ..................     1,123,862      10,269,608
                                                 ------------    ------------
INVESTMENT EXPENSES:
Investment advisory fees ......................       571,720       1,841,783
Administrative services fees ..................        71,465         230,223
Printing and postage fees .....................        10,707           8,378
Custody fees ..................................        11,232          55,544
Transfer agent fees ...........................         1,300           1,755
Audit fees ....................................        10,336          10,001
Trustees' fees ................................         2,749           9,566
Registration fees .............................         4,055              --
Miscellaneous expenses ........................         4,723          15,120
                                                 ------------    ------------
Expenses before reimbursement and waiver from
 Investment Adviser ...........................       688,287       2,172,370
Expense reimbursement and waiver from
 Investment Adviser ...........................            --              --
                                                 ------------    ------------
     Net investment expenses ..................       688,287       2,172,370
                                                 ------------    ------------
Net investment income .........................       435,575       8,097,238
                                                 ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..................................    18,736,405      21,003,985
 Futures contracts ............................            --      (1,862,611)
                                                 ------------    ------------
     Net realized gain (loss) on investments ..    18,736,405      19,141,374
                                                 ------------    ------------
Net change in unrealized gain or loss on:
 Investments ..................................   (19,872,136)    (46,449,628)
 Futures contracts ............................            --        (113,006)
                                                 ------------    ------------
     Net change in unrealized gain or loss on
      investments..............................   (19,872,136)    (46,562,634)
                                                 ------------    ------------
Net realized and change in unrealized gain or
 loss on investments ..........................    (1,135,731)    (27,421,260)
                                                 ------------    ------------
Net increase (decrease) in net assets resulting
 from operations ..............................  $   (700,156)   $(19,324,022)
                                                 ============    ============


180 See Notes to Financial Statements.

--------------------------------------------------------------------------------

           SERIES E       SERIES G       SERIES H               SERIES I                       SERIES J
           --------       --------       --------               --------                       --------
           SIX MONTH      SIX MONTH      SIX MONTH     PERIOD FROM MARCH 15, 2000     PERIOD FROM JUNE 15, 2000
         PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
         JUNE 30, 2000  JUNE 30, 2000  JUNE 30, 2000        TO JUNE 30, 2000               TO JUNE 30, 2000
          (UNAUDITED)    (UNAUDITED)    (UNAUDITED)           (UNAUDITED)                    (UNAUDITED)
         -------------  -------------  -------------  ----------------------------   ----------------------------
         $  1,893,357   $   794,747     $  364,020             $  17,473                       $    --
            5,744,828     2,883,424      1,539,347               227,528                           295
         ------------   -----------     ----------             ---------                       -------
            7,638,185     3,678,171      1,903,367               245,001                           295
              (12,039)       (4,600)        (3,973)                   --                            --
         ------------   -----------     ----------             ---------                       -------
            7,626,146     3,673,571      1,899,394               245,001                           295
         ------------   -----------     ----------             ---------                       -------

            1,615,346       741,157        346,988                32,136                            25
              201,918        92,645         45,274                 4,568                             7
                6,696         6,696          4,196                 2,616                         1,849
               27,596        19,908          3,229                 3,050                         1,000
                1,300         1,311          1,300                   867                           217
                9,701         9,012         20,560                 8,655                         5,268
                6,534            --             --                    --                            --
                  569           366          4,490                 2,590                           172
                5,169           638            232                   743                           186
         ------------   -----------     ----------             ---------                       -------
            1,874,829       871,733        426,269                55,225                         8,724
                   --            --        (21,802)              (16,189)                       (8,724)
         ------------   -----------     ----------             ---------                       -------
            1,874,829       871,733        404,467                39,036                            --
         ------------   -----------     ----------             ---------                       -------
            5,751,317     2,801,838      1,494,927               205,965                           295
         ------------   -----------     ----------             ---------                       -------

           19,569,099    (3,287,462)      (313,028)               24,140                             5
             (711,712)     (694,249)       127,423               (18,186)                           --
         ------------   -----------     ----------             ---------                       -------
           18,857,387    (3,981,711)      (185,605)                5,954                             5
         ------------   -----------     ----------             ---------                       -------

          (33,491,436)   (5,066,763)     5,390,940              (279,596)                           29
             (483,465)      (84,749)       (62,644)              (38,904)                           --
         ------------   -----------     ----------             ---------                       -------
          (33,974,901)   (5,151,512)     5,328,296              (318,500)                           29
         ------------   -----------     ----------             ---------                       -------
          (15,117,514)   (9,133,223)     5,142,691              (312,546)                           34
         ------------   -----------     ----------             ---------                       -------
         $ (9,366,197)  $(6,331,385)    $6,637,618             $(106,581)                      $   329
         ============   ===========     ==========             =========                       =======



                                          See Notes to Financial Statements. 181

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        SERIES C
                                            ----------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    435,575       $  1,197,671
Net realized gain on investments..........    18,736,405         31,332,472
Net change in unrealized gain or loss on
 investments..............................   (19,872,136)         9,390,331
                                            ------------       ------------
 Net increase (decrease) in net assets
  resulting from operations...............      (700,156)        41,920,474
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................      (304,096)        (1,612,703)
From net realized gains...................   (16,823,174)       (57,111,643)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................   (17,127,270)       (58,724,346)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares exchanged* ..........        63,217             30,881
Net asset value of shares issued upon
 reinvestment of distributions............    17,127,270         58,724,346
Payments for shares redeemed..............   (14,742,403)       (64,946,688)
                                            ------------       ------------
 Net increase (decrease) in net assets
  from fund share transactions............     2,448,084         (6,191,461)
                                            ------------       ------------
  Net change in net assets................   (15,379,342)       (22,995,333)

NET ASSETS:
Beginning of period.......................   204,211,649        227,206,982
                                            ------------       ------------
End of period.............................  $188,832,307       $204,211,649
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    434,979       $    303,500
                                            ============       ============
SHARE TRANSACTIONS:
Number of shares exchanged*...............         5,067              2,121
Number of shares issued upon reinvestment
 of distributions.........................     1,481,598          4,829,305
Number of shares redeemed.................    (1,181,892)        (4,553,632)
                                            ------------       ------------
 Net increase.............................       304,773            277,794
                                            ============       ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


182 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        SERIES D
                                           -----------------------------------
                                              SIX MONTH
                                            PERIOD ENDED
                                            JUNE 30, 2000       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1999
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ...................  $   8,097,238      $  20,878,211
Net realized gain (loss) on investments..     19,141,374         (8,184,223)
Net change in unrealized gain or loss on
 investments.............................    (46,562,634)        44,199,767
                                           -------------      -------------
 Net increase (decrease) in net assets
  resulting from operations..............    (19,324,022)        56,893,755
                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...............     (5,922,438)       (14,978,076)
From net realized gains..................     (2,652,585)                --
                                           -------------      -------------
 Decrease in net assets from
  distributions to shareholders..........     (8,575,023)       (14,978,076)
                                           -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares exchanged* .........             --        380,855,808
Net asset value of shares issued upon
 reinvestment of distributions...........      8,575,023         14,978,076
Payments for shares redeemed.............   (123,597,476)      (106,958,583)
                                           -------------      -------------
 Net increase (decrease) in net assets
  from fund share transactions...........   (115,022,453)       288,875,301
                                           -------------      -------------
  Net change in net assets...............   (142,921,498)       330,790,980

NET ASSETS:
Beginning of period......................    716,084,567        385,293,587
                                           -------------      -------------
End of period............................  $ 573,163,069      $ 716,084,567
                                           =============      =============
End of period net assets includes
 undistributed net investment income.....  $   8,091,807      $   5,917,007
                                           =============      =============
SHARE TRANSACTIONS:
Number of shares exchanged*..............             --         37,852,335
Number of shares issued upon reinvestment
  of distributions.......................        843,998          1,444,410
Number of shares redeemed................    (11,968,464)       (10,381,590)
                                           -------------      -------------
 Net increase (decrease).................    (11,124,466)        28,915,155
                                           =============      =============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

                                          See Notes to Financial Statements. 183

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       SERIES E
                                         -------------------------------------
                                                              PERIOD FROM
                                           SIX MONTH         JUNE 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                         JUNE 30, 2000        OPERATIONS)
                                          (UNAUDITED)     TO DECEMBER 31, 1999
                                         -------------    --------------------
FROM OPERATIONS:
Net investment income .................  $  5,751,317        $  5,268,703
Net realized gain (loss) on investments    18,857,387          (8,532,406)
Net change in unrealized gain or loss
 on investments........................   (33,974,901)         42,935,118
                                         ------------        ------------
 Net increase (decrease) in net assets
  resulting from operations............    (9,366,197)         39,671,415
                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............    (1,572,036)         (3,698,526)
                                         ------------        ------------
 Decrease in net assets from
  distributions to shareholders........    (1,572,036)         (3,698,526)
                                         ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged* ..       388,131         542,018,402
Net asset value of shares issued upon
 reinvestment of distributions.........     1,572,036           3,698,519
Payments for shares redeemed...........   (25,756,822)        (14,011,052)
                                         ------------        ------------
 Net increase (decrease) in net assets
  from fund share transactions.........   (23,796,655)        531,705,869
                                         ------------        ------------
  Net change in net assets.............   (34,734,888)        567,678,758

NET ASSETS:
Beginning of period....................   567,678,758                  --
                                         ------------        ------------
End of period..........................  $532,943,870        $567,678,758
                                         ============        ============
End of period net assets includes
 undistributed net investment income...  $  5,749,458        $  1,570,177
                                         ============        ============
SHARE TRANSACTIONS:
Number of shares sold/exchanged*.......        36,791          53,728,873
Number of shares issued upon
  reinvestment of distributions........       150,147             354,604
Number of shares redeemed..............    (2,444,993)         (1,362,787)
                                         ------------        ------------
 Net increase (decrease)...............    (2,258,055)         52,720,690
                                         ============        ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

184 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                       SERIES G
                                         -------------------------------------
                                                              PERIOD FROM
                                           SIX MONTH       SEPTEMBER 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                         JUNE 30, 2000        OPERATIONS)
                                          (UNAUDITED)     TO DECEMBER 31, 1999
                                         -------------    --------------------
FROM OPERATIONS:
Net investment income .................  $  2,801,838        $    709,852
Net realized gain (loss) on investments    (3,981,711)             19,448
Net change in unrealized gain or loss
 on investments........................    (5,151,512)          6,951,648
                                         ------------        ------------
 Net increase (decrease) in net assets
  resulting from operations............    (6,331,385)          7,680,948
                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (469,235)           (241,033)
From net realized gains................       (55,346)                 --
                                         ------------        ------------
 Decrease in net assets from
  distributions to shareholders........      (524,581)           (241,033)
                                         ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged*...     1,229,527         255,281,122
Net asset value of shares issued upon
  reinvestment of distributions........       524,581             241,033
Payments for shares redeemed...........   (14,223,035)           (404,946)
                                         ------------        ------------
 Net increase (decrease) in net assets
  from fund share transactions.........   (12,468,927)        255,117,209
                                         ------------        ------------
  Net change in net assets.............   (19,324,893)        262,557,124

NET ASSETS:
Beginning of period....................   262,557,124                  --
                                         ------------        ------------
End of period..........................  $243,232,231        $262,557,124
                                         ============        ============
End of period net assets includes
 undistributed net investment income...  $  2,801,422        $    468,819
                                         ============        ============
SHARE TRANSACTIONS:
Number of shares sold/exchanged*.......       122,431          25,330,752
Number of shares issued upon
  reinvestment of distributions........        52,406              23,926
Number of shares redeemed..............    (1,416,374)            (39,537)
                                         ------------        ------------
 Net increase (decrease)...............    (1,241,537)         25,315,141
                                         ============        ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


                                          See Notes to Financial Statements. 185

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       SERIES H
                                         -------------------------------------
                                                              PERIOD FROM
                                           SIX MONTH       DECEMBER 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                         JUNE 30, 2000        OPERATIONS)
                                          (UNAUDITED)     TO DECEMBER 31, 1999
                                         -------------    --------------------
FROM OPERATIONS:
Net investment income .................  $  1,494,927          $    4,515
Net realized loss on investments.......      (185,605)                 --
Net change in unrealized gain or loss
 on investments........................     5,328,296                 415
                                         ------------          ----------
 Net increase in net assets resulting
  from operations......................     6,637,618               4,930
                                         ------------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (5,291)                 --
                                         ------------          ----------
 Decrease in net assets from
  distributions to shareholders........        (5,291)                 --
                                         ------------          ----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged*...   180,722,577           3,727,694
Net asset value of shares issued upon
 reinvestment of distributions.........         5,291                  --
Payments for shares redeemed...........    (6,181,240)                 --
                                         ------------          ----------
 Net increase in net assets from fund
  share transactions...................   174,546,628           3,727,694
                                         ------------          ----------
  Net change in net assets.............   181,178,955           3,732,624

NET ASSETS:
Beginning of period....................     3,732,624                  --
                                         ------------          ----------
End of period..........................  $184,911,579          $3,732,624
                                         ============          ==========
End of period net assets includes
 undistributed net investment income...  $  1,494,151          $    4,515
                                         ============          ==========
SHARE TRANSACTIONS:
Number of shares sold/exchanged*.......    17,841,000             372,325
Number of shares issued upon
 reinvestment of distributions.........           509                  --
Number of shares redeemed..............      (589,690)                 --
                                         ------------          ----------
 Net increase..........................    17,251,819             372,325
                                         ============          ==========

* Exchanges into the Series are from initial shareholders who have exchange privileges.

186 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  SERIES I
                                                              ----------------
                                                                PERIOD FROM
                                                               MARCH 15, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                              TO JUNE 30, 2000
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS:
Net investment income .....................................    $    205,965
Net realized gain on investments...........................           5,954
Net change in unrealized gain or loss on investments.......        (318,500)
                                                               ------------
 Net decrease in net assets resulting from operations......        (106,581)
                                                               ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..................................     100,242,084
Payments for shares redeemed...............................        (515,734)
                                                               ------------
 Net increase in net assets from fund share transactions...      99,726,350
                                                               ------------
  Net change in net assets.................................      99,619,769

NET ASSETS:
Beginning of period........................................              --
                                                               ------------
End of period..............................................    $ 99,619,769
                                                               ============
End of period net assets includes undistributed net
 investment income.........................................    $    205,965
                                                               ============
SHARE TRANSACTIONS:
Number of shares sold......................................       9,892,149
Number of shares redeemed..................................         (51,152)
                                                               ------------
 Net increase..............................................       9,840,997
                                                               ============


                                          See Notes to Financial Statements. 187

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  SERIES J
                                                              ----------------
                                                                PERIOD FROM
                                                               JUNE 15, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                              TO JUNE 30, 2000
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS:
Net investment income .....................................      $    295
Net realized gain on investments...........................             5
Net change in unrealized gain or loss on investments.......            29
                                                                 --------
 Net increase in net assets resulting from operations......           329
                                                                 --------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold .................................       435,802
Payments for shares redeemed...............................       (52,342)
                                                                 --------
 Net increase in net assets from fund share transactions...       383,460
                                                                 --------
  Net change in net assets.................................       383,789

NET ASSETS:
Beginning of period........................................            --
                                                                 --------
End of period..............................................      $383,789
                                                                 ========
End of period net assets includes undistributed net
 investment income.........................................      $    295
                                                                 ========
SHARE TRANSACTIONS:
Number of shares sold......................................        43,579
Number of shares redeemed..................................        (5,234)
                                                                 --------
 Net increase..............................................        38,345
                                                                 ========


188 See Notes to Financial Statements.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series, each of which has its own investment objective, policies and restrictions.

Currently there are seven diversified Series of the Fund, Series C (GET C), Series D (GET D), Series E (GET E), Series G (GET G), Series H (GET H), Series I (GET I), and Series J (GET J) (individually, a Series and collectively, the Series). Each Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guarantee Period). The minimum targeted return for each Series during the Guarantee Period is 1.5% (except for GET C and GET D which is 2.5%) before asset based contract charges and each Series' cost of operations.

           ACCUMULATION           GUARANTEE         MATURITY
              PERIOD               PERIOD             DATE
              ------               ------             ----
GET C*  09/16/96 - 12/16/96  12/17/96 - 12/16/01   12/16/01
GET D*  10/15/98 - 01/15/99  01/16/99 - 01/15/04   01/15/04
GET E*  06/15/99 - 09/14/99  09/15/99 - 09/14/04   09/14/04
GET G*  09/15/99 - 12/14/99  12/15/99 - 12/14/04   12/14/04
GET H*  12/15/99 - 03/14/00  03/15/00 - 03/14/05   03/14/05
GET I*  03/15/00 - 06/14/00  06/15/00 - 06/14/05   06/14/05
GET J   06/15/00 - 09/13/00  09/14/00 - 09/13/05   09/13/05
* Closed to new investors.


Shares of the Series' are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2000 separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all the shares outstanding of each Series.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Series. ALIAC serves as the principal underwriter to each Series. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees (Board).

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. Each Series may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, each Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Series has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1999, and intends to meet the requirements for the current year. As such, each Series is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calender year, each Series will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

--------------------------------------------------------------------------------

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

F. LINE OF CREDIT

Certain series of Aetna GET Fund (GET C and GET D), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP Inc., Aetna Variable Fund, Aetna Income Shares, and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of June 30, 2000.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Series pays Aeltus an investment advisory fee expressed as a percentage of each Series' average daily net assets. Each Series pays Aeltus 0.60% of their respective average daily net assets during the Guarantee Period (0.25% of its average daily net assets during the Accumulation Period).

Each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Series' other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Series is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series, in exchange for fees payable by Aeltus, of up to 0.30% of the Series' average daily net assets. For the period ending June 30, 2000 Aeltus paid ALIAC $2,574,581.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus may, from time to time, make reimbursements to GET C for some or all of its operating expenses or it may waive fees in order to maintain a certain expense ratio. Aeltus is contractually obligated for GET D, GET E, GET G, GET H, GET I and GET J to reimburse the Series' for some or all of their operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Series' total return. Actual expenses for the period ended June 30, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2000 were:

                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                      -----------------      -------------------
GET C                                  $ 71,527,741            $ 84,886,311
GET D                                   742,746,873             864,212,329
GET E                                   452,274,839             496,410,279
GET G                                   272,382,603             282,719,761
GET H                                   299,309,619             124,893,735
GET I                                    98,883,189               1,811,653

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of June 30, 2000, GET E incurred a capital loss carryforward of $2,405,124 which expires on December 31, 2007. This capital loss carryforward may be used to offset future capital gains until its respective expiration date. It is the policy of the Series to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

AETNA GET FUND
ADDITIONAL INFORMATION
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SUBSEQUENT EVENT

Aetna Inc. ("Aetna"), of which Aeltus Investment Management, Inc. ("Aeltus") is an indirect wholly-owned subsidiary, has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Aetna variable funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Boards of the Aetna variable funds, and the shareholders of each fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000. Additional information regarding the transaction and its impact upon the funds will be provided to you in the near future.

AETNA GET FUND
FINANCIAL HIGHLIGHTS
SERIES C
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                      PERIOD FROM
                          SIX MONTH                                                DECEMBER 17, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 2000  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1999          1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------  ------------   --------------------
Net asset value,
 beginning
 of period ...........    $  12.77      $  14.46      $  12.61      $  10.23            $  10.13
                          --------      --------      --------      --------            --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income        0.03          0.09          0.14          0.19+               0.01+
 Net realized and
  change in unrealized
  gain or loss on
  investments.........       (0.07)         2.78          3.23          2.39                0.14
                          --------      --------      --------      --------            --------
   Total from
    investment
    operations........       (0.04)         2.87          3.37          2.58                0.15
                          --------      --------      --------      --------            --------
LESS DISTRIBUTIONS:
 From net investment
  income..............       (0.02)        (0.12)        (0.12)        (0.18)              (0.05)
 From net realized
  gains on investments       (1.13)        (4.44)        (1.40)        (0.02)                 --
                          --------      --------      --------      --------            --------
   Total distributions       (1.15)        (4.56)        (1.52)        (0.20)              (0.05)
                          --------      --------      --------      --------            --------
Net asset value, end
 of period ...........    $  11.58      $  12.77      $  14.46      $  12.61            $  10.23
                          ========      ========      ========      ========            ========

Total return* ........       (0.26)%       23.56%        27.76%        25.25%               1.52%
Net assets, end of
 period (000's) ......    $188,832      $204,212      $227,207      $247,752            $208,442
Ratio of net
 investment expenses
 to average net assets        0.72%(1)      0.71%         0.72%         0.75%               0.75%(1)
Ratio of net
 investment income to
 average net assets ..        0.46%(1)      0.62%         0.89%         1.58%               3.04%(1)
Portfolio turnover
 rate.................       37.76%        51.05%       108.16%       126.43%               6.25%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


194 See Notes to Financial Statements.

SERIES D
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                              SIX MONTH                     OCTOBER 15, 1998
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 2000  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1999       TO DECEMBER 31, 1998
                            -------------  ------------   --------------------
Net asset value, beginning
 of period ...............  $  10.65        $  10.05          $  10.00
                            --------        --------          --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...      0.16            0.31              0.10
 Net realized and change
  in unrealized gain or
  loss on investments ....     (0.44)           0.51                --
                            --------        --------          --------
   Total from investment
    operations............     (0.28)           0.82              0.10
                            --------        --------          --------
LESS DISTRIBUTIONS:
 From net investment
  income..................     (0.11)          (0.22)            (0.05)
 From net realized gains
  on investments .........     (0.05)             --                --
                            --------        --------          --------
   Total distributions ...     (0.16)          (0.22)            (0.05)
                            --------        --------          --------
Net asset value, end of
 period...................  $  10.21        $  10.65          $  10.05
                            ========        ========          ========

Total return* ............     (2.68)%          8.01%#              --
Net assets, end of period
 (000's)..................  $573,163        $716,085          $385,294
Ratio of net investment
 expenses to average net
 assets...................      0.71%(1)        0.68%             0.36%(1)
Ratio of net investment
 income to average net
 assets...................      2.64%(1)        2.84%             4.59%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...        --            0.68%             0.38%(1)
Portfolio turnover rate ..    125.52%         223.85%               --

(1) Annualized.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

# Total return calculation began on January 16, 1999, the first day of its Guarantee Period.


                                          See Notes to Financial Statements. 195

AETNA GET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SERIES E
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH        JUNE 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                          JUNE 30, 2000       OPERATIONS)
                                           (UNAUDITED)    TO DECEMBER 31, 1999
                                          -------------   --------------------
Net asset value, beginning of period ...     $  10.77            $  10.00
                                             --------            --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................         0.11                0.10
 Net realized and change in unrealized
  gain or loss on investments ..........        (0.29)               0.74
                                             --------            --------
   Total from investment operations ....        (0.18)               0.84
                                             --------            --------
LESS DISTRIBUTIONS:
 From net investment income ............        (0.03)              (0.07)
                                             --------            --------
   Total distributions .................        (0.03)              (0.07)
                                             --------            --------
Net asset value, end of period .........     $  10.56            $  10.77
                                             ========            ========

Total return* ..........................        (1.66)%              7.14%#
Net assets, end of period (000's) ......     $532,944            $567,679
Ratio of net investment expenses to
 average net assets ....................         0.70%(1)            0.63%(1)
Ratio of net investment income to
 average net assets ....................         2.14%(1)            2.68%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......           --                0.64%(1)
Portfolio turnover rate ................        85.71%              51.75%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on September 15, 1999, the first day of its Guarantee Period.


196 See Notes to Financial Statements.

SERIES G
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH      SEPTEMBER 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                          JUNE 30, 2000       OPERATIONS)
                                           (UNAUDITED)    TO DECEMBER 31, 1999
                                          -------------   --------------------
Net asset value, beginning of period ...     $  10.37            $  10.00
                                             --------            --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................         0.12                0.06
 Net realized and change in unrealized
  gain or loss on investments ..........        (0.37)               0.35
                                             --------            --------
   Total from investment operations ....        (0.25)               0.41
                                             --------            --------
LESS DISTRIBUTIONS:
 From net investment income ............        (0.02)              (0.04)
                                             --------            --------
   Total distributions .................        (0.02)              (0.04)
                                             --------            --------
Net asset value, end of period .........     $  10.10            $  10.37
                                             ========            ========

Total return* ..........................        (2.39)%              2.86%#
Net assets, end of period (000's) ......     $243,232            $262,557
Ratio of net investment expenses to
 average net assets ....................         0.71%(1)            0.61%(1)
Ratio of net investment income to
 average net assets ....................         2.27%(1)            3.45%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......           --                0.69%(1)
Portfolio turnover rate ................       113.48%              22.19%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on December 15, 1999, the first day of its Guarantee Period.


                                          See Notes to Financial Statements. 197

AETNA GET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SERIES H
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH      DECEMBER 15, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                          JUNE 30, 2000       OPERATIONS)
                                           (UNAUDITED)    TO DECEMBER 31, 1999
                                          -------------   --------------------
Net asset value, beginning of period ...     $  10.03             $10.00
                                             --------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................         0.07               0.01
 Net realized and change in unrealized
  gain or loss on investments ..........         0.39               0.02
                                             --------             ------
   Total from investment operations ....         0.46               0.03
                                             --------             ------
Net asset value, end of period .........     $  10.49             $10.03
                                             ========             ======

Total return* ..........................         3.55%#               --
Net assets, end of period (000's) ......     $184,912             $3,733
Ratio of net investment expenses to
 average net assets ....................         0.67%(1)           0.37%(1)
Ratio of net investment income to
 average net assets ....................         2.44%(1)           4.65%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......         0.71%(1)          10.60%(1)
Portfolio turnover rate ................        70.68%                --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on March 15, 2000, the first day of its Guarantee Period.


198 See Notes to Financial Statements.

SERIES I
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                 PERIOD FROM
                                                               MARCH 15, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                              TO JUNE 30, 2000
                                                                (UNAUDITED)
                                                              ----------------
Net asset value, beginning of period ......................       $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................          0.02
 Net realized and change in unrealized gain or loss on
  investments..............................................          0.10
                                                                  -------
   Total from investment operations .......................          0.12
                                                                  -------
Net asset value, end of period ............................       $ 10.12
                                                                  =======

Total return* .............................................         (0.21)%#
Net assets, end of period (000's) .........................       $99,620
Ratio of net investment expenses to average net assets ....          0.64%(1)
Ratio of net investment income to average net assets ......          3.39%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .......................................          0.91%(1)
Portfolio turnover rate ...................................          1.87%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on June 15, 2000, the first day of its Guarantee Period.


                                          See Notes to Financial Statements. 199

AETNA GET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SERIES J
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                 PERIOD FROM
                                                               JUNE 15, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                              TO JUNE 30, 2000
                                                                (UNAUDITED)
                                                              ----------------
Net asset value, beginning of period ......................        $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................          0.01
                                                                   ------
   Total from investment operations .......................          0.01
                                                                   ------
Net asset value, end of period ............................        $10.01
                                                                   ======

Total return* .............................................            --
Net assets, end of period (000's) .........................        $  384
Ratio of net investment expenses to average net assets ....          0.00%(1)
Ratio of net investment income to average net assets ......          2.85%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .......................................         84.32%(1)

(1) Annualized.

* GET J is in its Accumulation Period. Total return calculation will begin on September 14, 2000, the first day of its Guarantee Period.


200 See Notes to Financial Statements.